EXHIBIT 10.4

MASTER COLLABORATION AGREEMENT

by and between

ALNYLAM PHARMACEUTICALS, INC.

and

GENZYME CORPORATION

The Master Collaboration Agreement is not intended to provide any factual information about Alnylam. The Master Collaboration Agreement contains representations, warranties and covenants that Alnylam and Genzyme made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Master Collaboration Agreement between Alnylam and Genzyme and may be subject to important qualifications and limitations agreed to by Alnylam and Genzyme in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Master Collaboration Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between Alnylam and Genzyme rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Master Collaboration Agreement, which subsequent information concerning the subject matter of the representations and warranties may change after the date of the Master Collaboration Agreement, which subsequent information may or may not be fully reflected in Alnylam’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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MASTER AGREEMENT

5.4. Manufacturing Committee	59

5.5. Product Joint Steering Committees	61

5.6. No Power to Amend	61

5.7. Confidentiality	61

5.8. Modifications	61

5.9. Other Governance Terms	61

6. MANUFACTURE AND SUPPLY OF THE COLLABORATION PRODUCTS	61

6.1. ALN-TTR02 Supply Agreements	61

6.2. Collaboration Product Supply Agreements	62

6.3. General Supply Agreement Requirements	62

6.4. Disputed Supply Agreement Terms	62

6.5. Transfer of Manufacturing Know-How	63

6.6. Establishment of Second Source and Back-Up Sources	63

6.7. Third Party Manufacturers and Subcontracting	63

6.8. Waivers	64

7. CONFIDENTIALITY AND PUBLICATION	64

7.1. Nondisclosure Obligation	64

7.2. Publication and Publicity	66

7.3. Press Release	67

8. REPRESENTATIONS, WARRANTIES AND COVENANTS	68

8.1. Mutual Representations and Warranties as of the Execution Date	68

8.2. Representations and Warranties of Alnylam	69

8.3. Warranty Disclaimer	71

8.4. Certain Covenants	72

9. ROYALTY REPORTS; PAYMENTS; AUDIT	74

9.1. Reports; Payment of Royalty	74

9.2. Audits	74

9.3. Payment Exchange Rate	75

9.4. Late Payments	75

9.5. Blocked Payments	75

9.6. Taxes	76

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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MASTER AGREEMENT

10. INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE	76

10.1. General Indemnification by Genzyme	76

10.2. General Indemnification by Alnylam	77

10.3. Product Liability	77

10.4. Indemnification Procedure	77

10.5. Limitation of Liability	78

10.6. Insurance	78

11. INTELLECTUAL PROPERTY	79

11.1. Prosecution and Maintenance of Patent Rights	79

11.2. Patent Prosecution Information Sharing	79

11.3. In-Licenses	79

11.4. Common Interest	82

12. TERM AND TERMINATION	83

12.1. Term	83

12.2. Termination Rights	83

12.3. Effect of Termination	84

13. MISCELLANEOUS	86

13.1. Assignment	86

13.2. Governing Law	86

13.3. Jurisdiction	86

13.4. Venue	86

13.5. Entire Agreement; Amendments	87

13.6. Severability	87

13.7. Headings	87

13.8. Waiver of Rule of Construction	87

13.9. Interpretation	87

13.10. No Implied Waivers; Rights Cumulative	88

13.11. Notices	88

13.12. Compliance with Export Regulations	89

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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MASTER AGREEMENT

13.13.	Force Majeure	89

13.14.	Independent Parties	90

13.15.	Counterparts	90

13.16.	Performance by Affiliates	90

13.17.	Binding Effect; No Third Party Beneficiaries	90

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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MASTER AGREEMENT

SCHEDULES

Schedule 1.2.7	Additional Alnylam In-Licenses

Schedule 1.2.21	ALN-AT3

Schedule 1.2.22	ALN-TTR Core Technology Patents

Schedule 1.2.24	ALN-TTR Product-Specific Patents

Schedule 1.2.26	ALN-TTR02

Schedule 1.2.29	ALN-TTRsc

Schedule 1.2.34	[***]

Schedule 1.2.71	Core Pipeline Program List

Schedule 1.2.80	Form of Exercise Notice

Schedule 1.2.82	Existing Alnylam In-Licenses

Schedule 1.2.88	Final Option Data Package

Schedule 1.2.116	Human POP Proposed Studies

Schedule 1.2.123	Initial Option Data Package

Schedule 1.2.134	Locked Core Pipeline Program List

Schedule 1.2.135	Locked Non-Core Pipeline Program List

Schedule 1.2.146	Named Pipeline Programs

Schedule 1.2.149	Non-Core Pipeline Program List

Schedule 1.2.159	Option Product Core Technology Patents

Schedule 1.2.162	Option Product-Specific Patents

Schedule 1.2.178	Potential Alnylam In-Licenses

Schedule 2.1.3.3	Exempted Third Party CNS Agreements

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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MASTER AGREEMENT

Schedule 6.1	ALN-TTR02 Supply Agreement Terms

Schedule 6.2	Supply Agreement Terms

Schedule 7.3	Press Release

Schedule 8.2	Disclosure Schedule

Schedule 10.2	Identified Patent Rights

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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MASTER AGREEMENT

APPENDICES

Appendix A	Regional License Terms

Appendix B	Global License Terms

Appendix C	Co-Co License Terms

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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MASTER AGREEMENT

MASTER COLLABORATION AGREEMENT

THIS MASTER COLLABORATION AGREEMENT (this “Master Agreement”), entered into as of January 11, 2014 (the “Execution Date”), is entered into by and between Alnylam Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (“Alnylam”), and, Genzyme Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (“Genzyme”).

RECITALS:

WHEREAS, Alnylam, among other things, conducts programs to discover, to characterize and to develop siRNAs targeting human genes;

WHEREAS, the Parties have entered into that certain License and Collaboration Agreement dated as of October 18, 2012 (the “Historical TTR Agreement”) pursuant to which Alnylam granted Genzyme certain exclusive licenses and other rights with respect to the siRNAs known as ALN-TTR02 and ALN-TTRsc (and certain back-up and improvement products) in certain Asian countries;

WHEREAS, Alnylam and Genzyme desire to enter into the transactions contemplated by this Master Agreement, which will supersede and replace the Historical TTR Agreement and under which, among other things, (1) Genzyme shall have certain exclusive licenses and other rights with respect to ALN-TTR02 and ALN-TTRsc, including the exclusive right to Develop and Commercialize ALN-TTR02 and ALN-TTRsc on a regional basis outside North America and western Europe and the further right to co-Commercialize ALN-TTRsc with Alnylam in North America and western Europe, and (2) Genzyme shall have certain Options to obtain from Alnylam exclusive licenses and other rights to certain of Alnylam’s other siRNAs targeting human genes as potential treatments for Orphan Diseases (a) on a regional basis outside North America and western Europe, (b) with respect to certain siRNAs, on a global basis, or (c) with respect to a certain other siRNA on a regional basis outside North America and western Europe with the right to co-Commercialize such siRNA in North America and western Europe, in each case on terms and conditions set forth in this Master Agreement and the License Terms attached to this Master Agreement as Appendix A (Regional License Terms), Appendix B (Global License Terms) and Appendix C (Co-Co License Terms);

WHEREAS, Alnylam and Genzyme desire to enter into exclusive discussions and negotiations to potentially enter into an agreement under which the Parties would collaborate to advance new technology for the delivery of siRNA to the CNS with the objective of enabling the discovery of siRNAs for the treatment of CNS disorders, and Genzyme would obtain certain rights to the technology and products discovered in such collaboration;

WHEREAS, as partial consideration for Alnylam’s grant of the Options, licenses and other rights to Genzyme under the Collaboration Agreement, Genzyme desires to subscribe for and purchase from Alnylam, and Alnylam desires to issue and sell to Genzyme, certain shares of Common Stock pursuant to the terms and subject to the conditions set forth in the Stock Purchase Agreement; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

WHEREAS, a more detailed overview of the transactions contemplated by this Master Agreement is set forth in Section 1.1 (Overview of Transactions) below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1. OVERVIEW; DEFINITIONS

1.1. Overview of Transactions. This Master Agreement is part of the Collaboration Agreement between Genzyme and Alnylam under which the Parties are Developing and Commercializing ALN-TTR02 and ALN-TTRsc and under which Alnylam has granted Genzyme various Options to obtain licenses to Develop and Commercialize siRNAs generated by Alnylam’s Core Pipeline Programs, subject to the terms and conditions of this Master Agreement. As of the Effective Date, the Collaboration Agreement shall supersede and replace the Historical TTR Agreement pursuant to which Alnylam granted Genzyme certain exclusive licenses and other rights with respect to ALN-TTR02 and ALN-TTRsc in certain Asian countries. The Collaboration Agreement consists of: (a) this Master Agreement; (b) the Regional License Terms, which are attached to this Master Agreement as Appendix A; (c) the Co-Co License Terms, which are attached to this Master Agreement as Appendix B; (d) the Global License Terms, which are attached to this Master Agreement as Appendix C; and (e) the schedules and exhibits attached to each of the foregoing. As of the Effective Date, ALN-TTR02 shall be a Regional Licensed Product and, as such, shall be governed by this Master Agreement and the Regional License Terms. As of the Effective Date, ALN-TTRsc shall be a Co-Co Licensed Product and, as such, shall be governed by this Master Agreement and the Co-Co License Terms.

This Master Agreement includes, among other things, the terms of the various Options granted to Genzyme (i.e., the Regional Option, the 2019 Trailing Regional Option, the 2021 Trailing Regional Option, the Co-Co/Global Option, the Global Option, the Additional Global Option and the Trailing Global Option), and the process for exercising such Options. The Master Agreement sets forth, among other things, the Parties’ obligations to one another with respect to the Core Pipeline Programs during the period when Genzyme may exercise such Options.

This Master Agreement also contains certain terms and conditions that are applicable to all of the “Collaboration Products” (i.e., siRNAs with respect to which Genzyme exercises one of its Options) after Genzyme exercises an Option with respect to any such Collaboration Product. For example, the Master Agreement describes portions of the overall governance structure for the Collaboration and also includes manufacture and supply terms, payment terms, confidentiality and publication provisions, indemnification, limitations of liability, insurance requirements, provisions regarding intellectual property and in-licenses, and miscellaneous provisions that are applicable to the Collaboration Products, subject to the terms and conditions of this Master Agreement and the applicable License Terms.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Following Genzyme’s exercise of an Option for an siRNA generated by an Alnylam Core Pipeline Program (or, with respect to ALN-TTR02 and ALN-TTRsc, following the Effective Date of the Collaboration Agreement), the Development and Commercialization of the applicable siRNA will be governed by this Master Agreement and one of the 3 Appendices attached to the Master Agreement as follows:

(1) The Regional License Terms will govern the Parties’ joint Development and Commercialization of ALN-TTR02 and any siRNA for which Genzyme exercises a Regional Option, including the 2019 Trailing Regional Option or a 2021 Trailing Regional Option. Any such siRNA is referred to as a “Regional Licensed Product.” Under the Regional License Terms, Genzyme shall acquire a license to Develop and Commercialize Regional Licensed Products in only the Genzyme Territory.

(2) The Co-Co License Terms will govern the Parties’ joint Development and Commercialization of ALN-TTRsc, and will also govern the Parties’ joint Development and Commercialization of ALN-AT3 if Genzyme exercises the Co-Co/Global Option to acquire a license to Develop and Commercialize ALN-AT3 in the Genzyme Territory and to co-Commercialize ALN-AT3 in the Alnylam Territory. Each such siRNA is referred to as a “Co-Co Licensed Product.” Subject to the specific terms in this Master Agreement and to the Co-Co License Terms, the Co-Co License Terms are largely identical to the Regional License Terms with respect to the Genzyme Territory, but provide for additional terms governing the co-Commercialization of Co-Co Licensed Products in the Alnylam Territory.

(3) The Global License Terms will govern Genzyme’s Development and Commercialization of ALN-AS1 if Genzyme exercises the Co-Co/Global Option for ALN-AS1, and any siRNA for which Genzyme exercises the Global Option, the Additional Global Option or the Trailing Global Option. Each such siRNA is referred to as a “Global Licensed Product.” Under the Global License Terms, Genzyme shall acquire the exclusive right to Develop and Commercialize Global Licensed Products worldwide.

Unlike the Master Agreement, which contains terms that apply to all Collaboration Products, the License Terms include only terms that apply to the specific type of Collaboration Product to which the License Terms relate, such as economic terms, license grants, product-specific governance provisions, Development and Commercialization provisions, intellectual property provisions, and provisions relating to term and termination, including termination on a product-by-product basis, in each case subject to the specific terms of the License Terms.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

1.2. Definitions.

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.2.1. “2019 Trailing Regional Option” has the meaning set forth in Section 3.2.1.2 (2019 Trailing Regional Option Grant).

1.2.2. “2021 Trailing Regional Option” has the meaning set forth in Section 3.2.1.3 (2021 Trailing Regional Option Grant).

1.2.3. “Acquirer” has the meaning set forth in Section 13.16.2 (Future Acquisition of a Party or its Business).

1.2.4. “Action” has the meaning set forth in Section 13.3 (Jurisdiction).

1.2.5. “Active Alnylam Program” means an Alnylam Program that has generated an siRNA (i) that achieved Clinical Success, (ii) that was administered to a patient in a Phase III Study, (iii) for which Development activities have not been terminated and (iv) in which Alnylam has retained commercial rights anywhere in the world.

1.2.6. “Additional Global Option” has the meaning set forth in Section 3.2.3.2 (Additional Global Option Grant).

1.2.7. “Additional Alnylam In-Licenses” means (a) with respect to ALN-TTR02, ALN-TTRsc and each Co-Co/Global Option Product, the Third Party agreements set forth on Schedule 1.2.7; and (b) with respect to each Option Product, the additional Third Party agreements that are identified in the applicable Option Data Package as “Additional Alnylam In-Licenses” for such Option Product (which, for clarity, shall include any of the Third Party agreements described in clause (a) if the Patent Rights licensed to Alnylam under such agreements, if issued, could be infringed by the Development, Manufacture or Commercialization of such Option Product in the Genzyme Territory).

1.2.8. “AF11 Lipid Nanoparticle Formulation” [***].

1.2.9. “Affiliate” means, with respect to a Person, any other Person which controls, is controlled by, or is under common control with the applicable Person. For purposes of this definition, “control” shall mean: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors, or otherwise having the power to control or direct the affairs of such Person; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest or the power to direct the management and policies of such non-corporate entities.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

1.2.10. “ALAS-1” means the human ALAS-1 gene (also known as ALAS, ALAS3, ALASH, aminolevulinate delta-synthase, Delta-ALA synthase, Delta-Aminolevulinate synthase 1, 5-aminolevulinic acid synthase 1, ALAS-H, 5-aminolevulinate synthase, MIG4, aminolevulinate synthase-1). As of the Execution Date, an example of an identifier for the ALAS-1 gene is NCBI RefSeq code NM_000688 and an example of an identifier for the ALAS-1 protein product is NCBI RefSeq code NP_000679.

1.2.11. “Alliance Joint Steering Committee” or “AJSC” means the Alliance Joint Steering Committee as more fully described in Section 5.1(Alliance Joint Steering Committee).

1.2.12. “Alliance Manager” has the meaning set forth in Section 5.1.3 (Alliance Managers).

1.2.13. “Alnylam Indemnitees” has the meaning set forth in Section 10.1 (General Indemnification by Genzyme).

1.2.14. “Alnylam In-Licenses” means any Existing Alnylam In-License or any Collaboration In-License to which Alnylam is a party.

1.2.15. “Alnylam Manufacturing Know-How” means any Know-How related to the Manufacture of Option Products or Collaboration Products (or oligonucleotides generally) Controlled by Alnylam at any time during the Term, to the extent such Know-How is disclosed or made available to Genzyme by or on behalf of Alnylam.

1.2.16. “Alnylam Program” means any Development program conducted by Alnylam or, subject to Section 13.16.2 (Future Acquisition of a Party or its Business), any of its Related Parties to Develop an siRNA targeting a human gene.

1.2.17. “Alnylam Supply Agreements” means the ALN-TTR02 Clinical Supply Agreement, the ALN-TTR02 Commercial Supply Agreement, each Clinical Supply Agreement and each Commercial Supply Agreement.

1.2.18. “Alnylam Territory” means with respect to any Regional Licensed Product or Co-Co Licensed Product, the countries of the United States, Canada, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden, the United Kingdom, Norway, Switzerland, Liechtenstein, Andorra, Iceland and Greenland.

1.2.19. “Alnylam Territory MMC” means [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

1.2.20. “ALN-AS1” means (i) the first siRNA that targets ALAS-1 that is generated by a Core Pipeline Program that achieves Human POP Study Completion or (ii) if the siRNA described in clause (i) fails to achieve Clinical Success, the next siRNA that is generated by a Core Pipeline Program and that targets ALAS-1.

1.2.21. “ALN-AT3” means (i) an siRNA Controlled by Alnylam, comprising the siRNA (#ALN-[***]) conjugated to a GalNAc Conjugate, as further described on Schedule 1.2.21 or (ii) if the siRNA described in clause (i) fails to achieve Clinical Success, the next siRNA that is generated by a Core Pipeline Program and that targets Antithrombin.

1.2.22. “ALN-TTR Core Technology Patents” means the Alnylam Core Technology Patents for ALN-TTR02 and the Alnylam Core Technology Patents for ALN-TTRsc. The TTR Core Technology Patents existing as of the Execution Date are those Patent Rights identified on Schedule 1.2.22.

1.2.23. “ALN-TTR Patents” means the Alnylam Patents for ALN-TTR02 and the Alnylam Patents for ALN-TTRsc.

1.2.24. “ALN-TTR Product-Specific Patents” means the Alnylam Product-Specific Patents for ALN-TTR02 and the Alnylam Product-Specific Patents for ALN-TTRsc. The TTR Product-Specific Patents existing as of the Execution Date are those Patent Rights identified on Schedule 1.2.24.

1.2.25. “ALN-TTR Technology” means the Alnylam Technology for ALN-TTR02 and the Alnylam Technology for ALN-TTRsc.

1.2.26. “ALN-TTR02” means an siRNA Controlled by Alnylam, comprising the siRNA (#AD[***]) formulated in an AF11 Lipid Nanoparticle Formulation, as further described on Schedule 1.2.26.

1.2.27. “ALN-TTR Clinical Supply Agreement” has the meaning set forth in Section 6.1 (ALN-TTR02 Supply Agreements).

1.2.28. “ALN-TTR Commercial Supply Agreement” has the meaning set forth in Section 6.1 (ALN-TTR02 Supply Agreements).

1.2.29. “ALN-TTRsc” means an siRNA Controlled by Alnylam, comprising the siRNA (#AD[***]) conjugated to a Ga1NAc Conjugate, as further described on Schedule 1.2.29. For the sake of clarity (but not for purposes of interpretation of the Collaboration Agreement), even though ALN-TTRsc will be a Co-Co Licensed Product that is subject to the Co-Co License Terms as of the Effective Date, ALN-TTRsc will be exclusively licensed to Genzyme in the Genzyme Territory in much the same way that ALN-TTR02 will be exclusively licensed to Genzyme in the Genzyme Territory under the Regional License Terms.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

1.2.30. “Antithrombin” means the human antithrombin gene and its protein product, antithrombin (also known as SERPINC1, antithrombin3, AT3 and ATIII). As of the Execution Date, an example of an identifier for the antithrombin gene is NCBI RefSeq code NM_000488 and an example of an identifier for the antithrombin protein product is NCBI RefSeq code NP_000479.

1.2.31. “Antitrust Laws” means any federal, state or foreign law, regulation or decree, including the HSR Act, designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade.

1.2.32. “Available Third Party Right” has the meaning set forth in Section 3.6.3 (ROFN for Available Third Party Rights).

1.2.33. “Back-Up Source” has the meaning set forth in Section 6.6 (Obligation to Establish).

1.2.34. [***].

1.2.35. “Blocking Patent Right” means a Patent Right Controlled by a Third Party that Covers a Collaboration Product.

1.2.36. “Bulk Drug Product” has the meaning set forth in Schedule 6.1 or Schedule 6.2, as applicable.

1.2.37. “Bulk Drug Substance” has the meaning set forth in Schedule 6.1 or Schedule 6.2, as applicable.

1.2.38. “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each calendar year.

1.2.39. “Carbohydrate Conjugate” means a carbohydrate ligand covalently linked to the 3’ end of the sense strand of an siRNA via a linker.

1.2.40. “cGMP” or “current Good Manufacturing Practices” means the then-current standards for manufacturing activities for pharmaceuticals, as set forth in the United States Federal Food, Drug, and Cosmetic Act, as amended, and applicable regulations promulgated thereunder, as amended from time to time, and such standards of good manufacturing practice as are required by other Governmental Authorities in countries in which Option Products or Collaboration Products are intended to be manufactured or sold.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

1.2.41. “Clinical Study” means a Phase I Study, Phase II Study, Phase III Study, Post-Marketing Study, Secondary Indication Study or other study (including a non-interventional study) in humans to obtain information regarding the product, including information relating to the safety, tolerability, pharmacological activity, pharmacokinetics, dose ranging or efficacy of the product.

1.2.42. “Clinical Success” means [***].

1.2.43. “Clinical Supply Agreement” has the meaning set forth in Section 6.2 (Collaboration Product Supply Agreements).

1.2.44. “CNS” has the meaning set forth in Section 2.1.3.1 (CNS Exploration Period).

1.2.45. “CNS Collaboration and License Agreement” has the meaning set forth in Section 2.1.3.1 (CNS Exploration Period).

1.2.46. “CNS Exploration Period” has the meaning set forth in Section 2.1.3.1 (CNS Exploration Period).

1.2.47. “CNS ROFN Exercise Notice” has the meaning set forth in Section 2.1.3.4 (ROFN for CNS).

1.2.48. “CNS ROFN Negotiation Period” has the meaning set forth in Section 2.1.3.4 (ROFN for CNS).

1.2.49. “CNS ROFN Non-Binding Offer” has the meaning set forth in Section 2.1.3.4 (ROFN for CNS).

1.2.50. “CNS ROFN Offer Period” has the meaning set forth in Section 2.1.3.4 (ROFN for CNS).

1.2.51. “CNS ROFN Period” has the meaning set forth in Section 2.1.3.4 (ROFN for CNS).

1.2.52. “Co-Co License Terms” means the Co-Commercialization License and Collaboration Terms attached hereto as Appendix C, under which (i) Alnylam and Genzyme shall amend, restate and supersede the Historical TTR Agreement in respect of ALN-TTRsc effective as of the Effective Date, and (ii) Alnylam may grant Genzyme a license to ALN-AT3 effective as of the applicable Option Exercise Date. For the sake of clarity (but not for purposes of interpretation of the Collaboration Agreement), each Co-Co Licensed Product that becomes subject to the Co-Co License Terms will be exclusively licensed to Genzyme in the Genzyme Territory in much the same way that each Regional Licensed Product will be exclusively licensed to Genzyme in the Genzyme

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MASTER AGREEMENT

Territory under the Regional License Terms, and will be licensed to Genzyme in the Alnylam Territory to the extent necessary to enable Genzyme to co-Commercialize such Co-Co Licensed Product in the Alnylam Territory as contemplated by the Co-Co License Terms.

1.2.53. “Co-Co Licensed Product” means (i) ALN-TTRsc as of the Effective Date and (ii) if Genzyme exercises the Co-Co/Global Option for ALN-AT3, then ALN-AT3 as of the applicable Option Exercise Date, in each case, for as long as the Co-Co License Terms apply to ALN-TTRsc or ALN-AT3. For the sake of clarity (but not for purposes of interpretation of the Collaboration Agreement), each Co-Co Licensed Product that becomes subject to the Co-Co License Terms will be exclusively licensed to Genzyme in the Genzyme Territory in much the same way that each Regional Licensed Product will be exclusively licensed to Genzyme in the Genzyme Territory under the Regional License Terms, and will be licensed to Genzyme in the Alnylam Territory to the extent necessary to enable Genzyme to co-Commercialize such Co-Co Licensed Product in the Alnylam Territory as contemplated by the Co-Co License Terms.

1.2.54. “Co-Co/Global Option” has the meaning set forth in Section 3.2.2 (Co-Co/Global Option Grant).

1.2.55. “Co-Co/Global Option Product” means either (i) ALN-AT3 or (ii) ALN-AS1.

1.2.56. “Co-Co/Global Option Trigger Notice” has the meaning set forth in Section 3.2.2.4 (Discontinuation of Second Co-Co/Global Option Product).

1.2.57. “Collaboration” means the collaboration of the Parties under the Collaboration Agreement.

1.2.58. “Collaboration Agreement” means this Master Agreement and each of the License Terms.

1.2.59. “Collaboration In-License” has the meaning set forth in Section 11.3.3.1 (Proposed In-Licenses).

1.2.60. “Collaboration Product” means any Regional Licensed Product, Co-Co Licensed Product or Global Licensed Product, after exercise of the applicable Option by Genzyme and the occurrence of the applicable Option Exercise Date and effectiveness of the applicable License Terms, following which any such Option Product shall cease to be an Option Product.

1.2.61. “Collaboration Product-Specific Payment” has the meaning set forth in Section 11.3.4.2 (Collaboration In-Licenses).

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MASTER AGREEMENT

1.2.62. “Commercial Indication” means [***].

1.2.63. “Commercial Supply Agreement” has the meaning set forth in Section 6.2 (Collaboration Product Supply Agreements).

1.2.64. “Commercialization” or “Commercialize” means any and all activities directed to marketing, promoting, distributing, importing, exporting, using, offering to sell and/or selling a product, and activities directed to obtaining pricing and reimbursement approvals, as applicable.

1.2.65. “Commercialization Plan” means (i) with respect a Regional Licensed Product, the Alnylam Territory Commercialization Plan and the Genzyme Territory Commercialization Plan, as such terms are defined under the Regional License Terms, and (ii) with respect to a Co-Co Licensed Product, the Co-Co Territory Commercialization Plan and the Genzyme Territory Commercialization Plan, as such terms are defined under the Co-Co License Terms.

1.2.66. “Common Stock” means shares of common stock, par value $.01 per share, of Alnylam.

1.2.67. “Confidential Information” means any and all confidential or proprietary information and data (including Option Product Technology, ALN-TTR Technology, Alnylam Technology (as defined in the License Terms), Genzyme Technology (as defined in the License Terms), Genzyme Manufacturing IP and Genzyme Disclosed Manufacturing Know-How (each as defined in the License Terms), Alnylam Manufacturing Know-How and Joint Collaboration IP (as defined in the License Terms)) and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is or has been provided by one Party to the other Party in connection with the Collaboration Agreement, Stock Purchase Agreement, Investor Agreement or the Historical TTR Agreement. Option Product Technology, Alnylam Manufacturing Know-How and Alnylam Technology are the Confidential Information of Alnylam. Genzyme Technology, Genzyme Manufacturing IP and Genzyme Disclosed Manufacturing Know-How are the Confidential Information of Genzyme. Joint Collaboration IP and the terms of the Collaboration Agreement, Stock Purchase Agreement, Investor Agreement and the Historical TTR Agreement are the Confidential Information of both Parties, subject to Section 7.1 (Nondisclosure Obligation).

1.2.68. “Control”, “Controls” or “Controlled by” means, with respect to any Know-How, Patent Rights or other intellectual property right, the possession of (whether by ownership or license, other than pursuant to the Collaboration Agreement), the ability of a Person or its Affiliates to assign, transfer, or grant access to, or to grant a license or sublicense of, such item or right as provided for herein without violating the terms of any

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MASTER AGREEMENT

agreement or other arrangement with any Third Party existing at the time such Person would be required hereunder to assign, transfer or grant another Person such access or license or sublicense, provided that with respect to rights to any Third Party Know-How, Patent Rights or other intellectual property right that are licensed to, or otherwise obtained by, a Party pursuant to an agreement entered into by such Party, such Third Party Know-How, Patent Rights or other intellectual property right shall be deemed not to be under the Control of such Party unless the agreement pursuant to which such rights are obtained is an In-License.

1.2.69. “Core Pipeline Dispute” has the meaning set forth in Section 5.1.8.2 (Escalation).

1.2.70. “Core Pipeline Program” means an Alnylam Program, existing as of the Execution Date or initiated thereafter during the Option Period, to Develop an siRNA targeting a human gene, where [***]. Core Pipeline Programs include as of the Execution Date, without limitation, the Alnylam Programs identified on the Core Pipeline Program List.

1.2.71. “Core Pipeline Program List” means the non-limiting list of Core Pipeline Programs, attached hereto as Schedule 1.2.71, as the same may be updated from time to time in accordance with Section 3.1.1 (Program Identification). The Core Pipeline Programs as of the Execution Date are listed on Schedule 1.2.71.

1.2.72. “Cost of Goods” means, with respect to the supply of a Product: (a) where Alnylam or its Affiliates Manufacture such Product, the reasonable internal and external costs incurred by Alnylam and its Affiliates in Manufacturing such Product, including the fully allocated cost of Manufacture of such Product, consisting of direct material and direct labor costs (including direct material and labor costs incurred for facility start-up), plus overhead directly attributable to the Manufacture of such Product (including all directly incurred Manufacturing variances and a reasonable allocation of related Manufacturing administrative, facilities operations and facilities depreciation costs for such Product, but in all cases excluding corporate administrative overhead and/or costs associated with excess capacity), all calculated strictly in accordance with GAAP, and (b) where such Product is Manufactured by a Third Party manufacturer, the actual fees paid by Alnylam to the Third Party for the Manufacture and supply of such Product. Any CMC costs that can be classified under Costs of Goods pursuant to GAAP will be classified as such for the purposes of calculation of R&D Costs (as defined in the License Terms).

1.2.73. “Cover,” “Covering” or “Covers” means, as to a product and Patent Rights, that, in the absence of a license granted under, or ownership of, such Patent Rights, the manufacture, use, offer for sale, sale or importation of such product would infringe such Patent Rights or, as to a pending claim included in such Patent Rights, the manufacture, use, offer for sale, sale or importation of such product would infringe such Patent Rights if such pending claim were to issue in an issued patent.

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MASTER AGREEMENT

1.2.74. “CRO” means a contract research organization.

1.2.75. “Development,” “Developing” or “Develop” means under the Collaboration Agreement, with respect to Option Products, Collaboration Products and other siRNA, the research and development activities related to the generation, characterization, optimization, construction, use and production of Option Products, Collaboration Products or other siRNA, any other non-clinical, pre-clinical or clinical research and development activities related to the testing and qualification of Option Products, Collaboration Products or other siRNA, as applicable, including toxicology studies, statistical analysis and report writing, pre-clinical testing, formulation development, CMC activities, Clinical Studies, regulatory affairs and registration activities, and all other activities necessary to prepare and file applications for Regulatory Approval and to seek, obtain and maintain Regulatory Approval.

1.2.76. “Development Plan” means (i) with respect a Regional Licensed Product, the Global Development Plan, Alnylam Territory Development Plan and the Genzyme Territory Development Plan, as such terms are defined under the Regional License Terms, and (ii) with respect to a Co-Co Licensed Product, the Global Development Plan and the Genzyme Territory Development Plan, as such terms are defined under the Co-Co License Terms.

1.2.77. “DOJ” means the U.S. Department of Justice.

1.2.78. “Effective Date” has the meaning set forth in Section 2.1.1 (Effectiveness of Collaboration Agreement).

1.2.79. “EMA” means the European Medicines Agency and any successor Governmental Authority having substantially the same function.

1.2.80. “Exercise Notice” means the written notice Genzyme delivers to Alnylam to exercise an Option with respect to an Option Product, in the form set forth on Schedule 1.2.80, containing the information set forth in such form.

1.2.81. “Existing Core Option Products” means the Option Products of the following Core Pipeline Programs existing as of the Execution Date and listed on the following referenced Schedule as of the Execution Date: (i) the Named Pipeline Programs listed on Schedule 1.2.146, (ii) the Core Pipeline Programs on the Locked Core Pipeline Program List set forth on Schedule 1.2.134, and (iii) the Core Pipeline Programs listed in Section A (but not Section B) of Schedule 1.2.71.

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MASTER AGREEMENT

1.2.82. “Existing Alnylam In-Licenses” means (a) with respect to ALN-TTR02, ALN-TTRsc and any Co-Co/Global Option Product for which Genzyme exercises an Option, the Third Party agreements set forth on Schedule 1.2.82 as of the Execution Date; (b) with respect to each Option Product, additional Third Party agreements that are identified in the applicable Option Data Package as “Existing Alnylam In-Licenses” for such Option Product (which, for clarity, shall include any of the Third Party agreements described in clause (a) if the Patent Rights and Know-How licensed to Alnylam under such agreements are necessary or useful for the Development, Manufacture or Commercialization of such Option Product in the Genzyme Territory); and (c) any Additional Alnylam In-License which is deemed to be an Existing Alnylam In-License pursuant to Section 11.3.1 (Additional Alnylam In-Licenses), in each case ((a), (b) and (c)) as such agreement may be amended or supplemented from time-to-time.

1.2.83. “Existing Genzyme In-License” means, with respect to a Collaboration Product, any agreement between Genzyme and a Third Party entered into on or prior to the Option Exercise Date for such Collaboration Product pursuant to which Genzyme Controls Know-How or Patent Rights that are necessary or useful to Develop, Manufacture or Commercialize such Collaboration Product in the Field under the applicable License Terms.

1.2.84. “Execution Date” has the meaning set forth in the preamble.

1.2.85. “Expert” has the meaning set forth in Section 5.1.8.3 (Resolution of Core Pipeline Disputes).

1.2.86. “FDA” means the United States Food and Drug Administration and any successor Governmental Authority having substantially the same function.

1.2.87. “Field” means the treatment, diagnosis or prevention of all human diseases.

1.2.88. “Final Option Data Package” means, with respect to an Option Product:

(a)	[***].

(b)	[***].

1.2.89. “Finished Product” has the meaning set forth in Schedule 6.1 or Schedule 6.2, as applicable.

1.2.90. “First Co-Co/Global Option Product” has the meaning set forth in Section 3.2.2.1 (First Co-Co/Global Option Product).

1.2.91. “FTC” means the U.S. Federal Trade Commission.

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MASTER AGREEMENT

1.2.92. “GAAP” means generally accepted accounting principles as practiced in the United States or IFRS (International Financial Reporting Standards), in each case, consistently applied.

1.2.93. “GalNAc Conjugate” means a triantennary N-acetylgalactosamine ligand (GalNAc3) covalently linked to the 3’ end of the sense strand of the siRNA via a linker.

1.2.94. “Genzyme Indemnitees” has the meaning set forth in Section 10.2 (General Indemnification by Alnylam).

1.2.95. “Genzyme Disclosed Manufacturing Know-How” means Know-How (a) Controlled by Genzyme at any time during the Term that is useful in the Manufacture of a Regional Licensed Product and (b) that Genzyme, in its sole discretion, discloses in writing to Alnylam in the course of the Collaboration.

1.2.96. “Genzyme In-Licenses” means any Existing Genzyme In-License or any Collaboration In-License to which Genzyme is a party.

1.2.97. “Genzyme Patent Jurisdictions” means [***].

1.2.98. “Genzyme Supply Agreement” has the meaning set forth in Section 6.6.2.1(Qualification).

1.2.99. “Genzyme Territory” means (i) with respect to any Regional Licensed Product or Co-Co Licensed Product, all countries and territories of the world other than the Alnylam Territory and (ii) with respect to any Global Licensed Product, worldwide.

1.2.100. “Genzyme Territory MMC” means [***].

1.2.101. “Global Development Plan” has the meaning set forth in the applicable License Terms.

1.2.102. “Global Development Strategy” has the meaning set forth in the applicable License Terms.

1.2.103. “Global/Additional Global Option Forfeiture” has the meaning set forth in Section 3.4.2.2 (Exercise of Preserved Option).

1.2.104. “Global License Terms” means the Global Product License and Collaboration Terms attached hereto as Appendix B, under which Alnylam may grant Genzyme a license to (i) ALN-AS1 and/or (ii) a Global Option Product, in each case with such license to be effective as of the applicable Option Exercise Date.

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MASTER AGREEMENT

1.2.105. “Global Licensed Product” means (i) if Genzyme exercises the Co-Co/Global Option for ALN-AS1, then ALN-AS1 as of the applicable Option Exercise Date, and (ii) if Genzyme exercises the Global Option for any Global Option Product, then such Global Option Product as of the applicable Option Exercise Date, in each case for as long as the Global License Terms apply to such Co-Co/Global Option Product or such Global Option Product.

1.2.106. “Global Option” has the meaning set forth in Section 3.2.3.1 (Global Option Grant).

1.2.107. “Global Option Outside Date” means [***].

1.2.108. “Global Option Period” means the period beginning on the Effective Date and ending on the earlier of (i) the occurrence of the Option Exercise Date for the exercise of the Global Option and, if exercisable, the Additional Global Option and (ii) the Global Option Outside Date.

1.2.109. “Global Option Product” means any siRNA targeting a human gene that is generated by a Core Pipeline Program, where such Core Pipeline Program is not a Named Pipeline Program.

1.2.110. “Global R&D Costs” has the meaning ascribed thereto in each of the applicable License Terms.

1.2.111. “Global Regulatory Costs” has the meaning ascribed thereto in the Co-Co License Terms.

1.2.112. “GLP” or “Good Laboratory Practices” means, with respect to a particular Development activity or non-clinical study conducted by a Party, that such Development activity or non-clinical study (i) was conducted in accordance with “good laboratory practices” as set forth in 21 C.F.R. Part 58, the United States Animal Welfare Act, the International Conference on Harmonization’s (“ICH”) Guideline on Nonclinical Safety Studies for the Conduct of Human Clinical Trials for Pharmaceuticals or the ICH Guideline on Safety Pharmacology Studies for Human Pharmaceuticals or (ii) involved experimental research techniques that were performed for informational purposes only (whether or not included in a regulatory filing) or could not be performed by a GLP-compliant testing facility (with appropriate notice being given to the FDA in regulatory filings), and such Party employed the procedures and controls generally used by qualified experts in animal or preclinical studies of products comparable to those being developed by such Party.

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MASTER AGREEMENT

1.2.113. “Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body.

1.2.114. “Historical TTR Agreement” has the meaning set forth in the recitals.

1.2.115. “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

1.2.116. “Human POP Study” means [***].

1.2.117. “Human POP Study Completion” means, with respect to an Option Product or other siRNA, the [***] day [***].

1.2.118. “IFRS” means International Financial Reporting Standards, as consistently applied.

1.2.119. “Implementation Date,” with respect to a Collaboration Product, has the meaning set forth in the License Terms applicable to such Collaboration Product.

1.2.120. “IND” means an Investigational New Drug application, Clinical Trial Application or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirement of such Regulatory Authority, and any amendments thereto.

1.2.121. “Indemnitee” has the meaning set forth in Section 10.4 (Indemnification Procedure).

1.2.122. “Initial Evaluation Period” means, with respect to Option Product, the [***] day period beginning on the date that Genzyme acknowledges receipt of an Initial Option Data Package, as such period may be extended pursuant to Section 3.3.4.3 (Extension of Initial Evaluation Period and Option Exercise Period).

1.2.123. “Initial Option Data Package” means, with respect to an Option Product, the information set forth on Schedule 1.2.123.

1.2.124. “Initial Option Notice” has the meaning set forth in Section 3.3.1 (Initial Option Data Package).

1.2.125. “In-Licenses” means, collectively, all Existing Alnylam In-Licenses, all Existing Genzyme In-Licenses and all Collaboration In-Licenses.

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MASTER AGREEMENT

1.2.126. “Investor Agreement” means that certain Investor Agreement between Genzyme and Alnylam, executed as of the Effective Date, as the same may be amended from time to time.

1.2.127. “IP Committee” means the intellectual property advisory committee as more fully described in Section 5.3 (IP Committee).

1.2.128. “Know-How” means all chemical or biological materials and other tangible materials, inventions, improvements, practices, discoveries, developments, data, information, technology, methods, protocols, formulas, knowledge, know-how, trade secrets, processes, assays, skills, experience, techniques and results of experimentation and testing, including pharmacological, toxicological and pre-clinical and clinical data and analytical and quality control data; provided, however, excluding in any event any Patent Right and Trademarks.

1.2.129. “KPIs” has the meaning set forth in Section 6.3 (General Supply Agreement Requirements).

1.2.130. “Laws” means all applicable laws, statutes, rules, regulations, orders, judgments, injunctions, ordinances or other pronouncements having the binding effect of law of any Governmental Authority, including if either Party is or becomes subject to a legal obligation to a Regulatory Authority or other Governmental Authority (such as a corporate integrity agreement or settlement agreement with a Governmental Authority).

1.2.131. “License Terms” means the Regional License Terms, the Co-Co License Terms or the Global License Terms, as applicable.

1.2.132. “Licensed Target” means, for each Collaboration Product, the human gene that is targeted by such Collaboration Product.

1.2.133. “Lipid Nanoparticle Formulation” means a lipid-based nanoparticle comprising more than one lipid species designed to enable delivery of siRNAs to mammalian cells.

1.2.134. “Locked Core Pipeline Program List” means the list of Core Pipeline Programs, as the same may be updated from time to time in accordance with Section 3.1.1 (Program Identification), identifying those Core Pipeline Programs that shall remain Core Pipeline Programs for all purposes under the Collaboration Agreement, except as the Parties, each acting in its sole discretion, may later mutually agree in writing. The Core Pipeline Programs that exist as of the Execution Date and shall be included on the Locked Core Pipeline Program List are identified on Schedule 1.2.134.

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MASTER AGREEMENT

1.2.135. “Locked Non-Core Pipeline Program List” means the list of Non-Core Pipeline Programs, as the same may be updated from time to time in accordance with Section 3.1.1 (Program Identification), identifying those Non-Core Pipeline Programs that shall remain Non-Core Pipeline Programs for all purposes under the Collaboration Agreement, except as the Parties, each acting in its sole discretion, may later mutually agree in writing. The Non-Core Pipeline Programs that exist as of the Execution Date and shall be included on the Locked Non-Core Pipeline Program List are identified on Schedule 1.2.135.

1.2.136. “Losses” has the meaning set forth in Section 10.1 (General Indemnification by Genzyme).

1.2.137. “Manufacturing” or “Manufacture” means, as applicable, all activities associated with the production, manufacture, process of formulating, processing, filling, finishing, packaging, labeling, shipping, importing and storage of Collaboration Products or Option Products (including Bulk Drug Product, Bulk Drug Substance and Finished Product) including process development, process validation, stability testing, manufacturing scale-up, pre-clinical, clinical and commercial manufacture and analytical development, product characterization, quality assurance and quality control development, testing and release.

1.2.138. “Manufacturing Committee” means the manufacturing advisory committee as more fully described in Section 5.4 (Manufacturing Committee).

1.2.139. “Manufacturing FTE” means [***] hours of work per annum devoted to or in support of the Development or Manufacture of a Collaboration Product that is carried out by one or more qualified scientific or technical employees of a Party or its Affiliates.

1.2.140. “Manufacturing FTE Rate” means [***] per Manufacturing FTE, increased annually beginning, for the first time, on January 1, 2015 and thereafter on January 1 of each succeeding year by the percentage increase in the CPI as of December 31 of the then most recently ended calendar year over the level of the CPI on December 31, 2013.

1.2.141. “Merger Control Authorities” means all relevant Governmental Authorities under applicable Antitrust Laws, including the FTC and DOJ.

1.2.142. “MicroRNA” or “miRNA” means a structurally defined functional RNA molecule usually between nineteen (19) and twenty-five (25) nucleotides in length, which is derived from an endogenous, genetically-encoded non-coding RNA which is predicted to be processed into a hairpin RNA structure that is a substrate for the double-stranded RNA-specific ribonuclease Drosha and subsequently is predicted to serve as a substrate for the enzyme Dicer, a member of the RNase III enzyme family.

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MASTER AGREEMENT

1.2.143. “MicroRNA Mimic” means a single-stranded or double-stranded oligonucleotide with the same or substantially similar-base composition and sequence (including chemically modified bases) as a particular natural miRNA and which is designed to mimic the activity of such miRNA. For clarity, miRNA Mimic excludes a double-stranded oligonucleotide which functions or is designed to function as an siRNA.

1.2.144. “Minimum Annual Investment” means [***],

1.2.145. “MMC” means any Alnylam Territory MMC or Genzyme Territory MMC.

1.2.146. “Named Pipeline Programs” means those Alnylam Programs listed on Schedule 1.2.146.

1.2.147. “NDA” means a New Drug Application, Biologics License Application, Marketing Authorization Application or similar application or submission filed with a Regulatory Authority in a country or group of countries to obtain Regulatory Approval to market a product in that country or in that group of countries, and any amendments thereto.

1.2.148. “Negotiation Period” has the meaning set forth in Section 6.6.2.2 (Negotiating Period).

1.2.149. “New Information” has the meaning set forth in Section 3.4.2.3 (Exercise of Preserved Option).

1.2.150. “Non-Core Pipeline Program List” means the non-limiting list of Non-Core Pipeline Programs, attached hereto as Schedule 1.2.149, as the same may be updated from time to time by Alnylam in accordance with Section 3.1.1 (Program Identification). The Non-Core Pipeline Programs as of the Execution Date are listed on Schedule 1.2.149.

1.2.151. “Non-Sales-Based Payment” means any Third Party License Payment that is not a Sales-Based Payment.

1.2.152. “Option” means any Regional Option, the Co-Co/Global Option, the Global Option, the Additional Global Option, the 2019 Trailing Regional Option, any 2021 Trailing Regional Option or any Trailing Global Option, as applicable.

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MASTER AGREEMENT

1.2.153. “Option Data Package” means, with respect to an Option Product, the Initial Option Data Package or, if applicable, the Final Option Data Package for such Option Product.

1.2.154. “Option Exercise Date” means the date on which an Exercise Notice is deemed to have been given by Genzyme to Alnylam pursuant to Section 13.11 (Notices) or such later date as may be required pursuant to Section 2.2.2 (Effectiveness of Licenses to Collaboration Products).

1.2.155. “Option Exercise Period” means:

(a) with respect to any Regional Option Product or ALN-AT3, the period [***];

(b) with respect to ALN-AS1 or any Global Option Product, the period [***]; or

(c) if Alnylam delivers a Co-Co/Global Option Trigger Notice under Section 3.2.2.4 (Discontinuation of Second Co-Co/Global Option Product) for the First Co-Co/Global Option Product, the [***] day period following Genzyme’s acknowledgement of receipt of such notice, as such period may be extended pursuant to 3.3.4.3 (Extension of Initial Evaluation Period and Option Exercise Period).

1.2.156. “Option Period” means the period beginning on the Effective Date and ending on the date that no Option remains exercisable.

1.2.157. “Option Preservation Notice” has the meaning set forth in Section 3.3.2 (Initial Evaluation Period).

1.2.158. “Option Product” means any Regional Option Product (including any Trailing Regional Option Product), Co-Co/Global Option Product or Global Option Product (including any Trailing Global Option Product).

1.2.159. “Option Product Core Technology Patents” means Patent Rights Controlled by Alnylam during the Option Period that are reasonably necessary or useful to Develop, Commercialize, and/or Manufacture Option Products, other than Option Product-Specific Patents. Option Product Core Technology Patents include Patent Rights Controlled by Alnylam that claim [***]. The Option Product Core Technology Patents existing as of the Execution Date, solely in respect of the Existing Core Option Products, are those Patent Rights identified on Schedule 1.2.159.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

1.2.160. “Option Product Know-How” means Know-How Controlled by Alnylam during the Term that is reasonably necessary or useful for Genzyme to Develop, Manufacture and/or Commercialize Option Products in the Field.

1.2.161. “Option Product Patents” means Option Product Core Technology Patents and Option Product-Specific Patents.

1.2.162. “Option Product-Specific Patents” means Patent Rights Controlled by Alnylam during the Term that claim [***]. The Option Product-Specific Patents existing as of the Execution Date, solely in respect of the Existing Core Option Products, are those Patent Rights identified on Schedule 1.2.162.

1.2.163. “Option Product Technology” means, collectively, Option Product Know-How and Option Product Patents.

1.2.164. “Optioned Target” means, for each Option Product, the human gene that is intended to be targeted by the Option Product.

1.2.165. “Orphan Disease” means [***].

1.2.166. “Out-of-Pocket Costs” means, with respect to certain activities hereunder, direct expenses paid or payable by either Party or its Affiliates to Third Parties and specifically identifiable and incurred (and invoiced) to conduct such activities for an Option Product or a Collaboration Product, as applicable, including payments to contract personnel.

1.2.167. “Party” means Genzyme or Alnylam.

1.2.168. “Patent Challenge” has the meaning set forth in Section 12.2.4 (Challenges of Patent Rights).

1.2.169. “Patent Rights” means (a) all issued patents (including any extensions, restorations by any existing or future extension or registration mechanism (including patent term adjustments, patent term extensions, supplemental protection certificates or the equivalent thereof), substitutions, confirmations, re-registrations, re-examinations, and patents of addition); (b) patent applications (including all provisional applications, substitutions, requests for continuation, continuations, continuations-in-part, divisionals and renewals); (c) inventor’s certificates; and (d) all equivalents of the foregoing in any country of the world.

1.2.170. “Paying Party” has the meaning set forth in Section 9.6 (Taxes).

1.2.171. “Permitted Third Party Agreement” has the meaning set forth in Section 3.6.3 (ROFN for Available Third Party Rights).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

1.2.172. “Person” means any natural person, corporation, unincorporated organization, partnership, association, sole proprietorship, joint stock company, joint venture, limited liability company, trust or government, or Governmental Authority, or any other similar entity.

1.2.173. “Phase I Study” means a study in humans which provides for the introduction into humans of a product, conducted in healthy volunteers or patients, to obtain initial information on product safety, tolerability, pharmacological activity or pharmacokinetics, as further defined in 21 C.F.R. § 312.21(a) (or the equivalent thereof outside the United States).

1.2.174. “Phase II Study” means a study in humans of the safety, dose ranging or efficacy of a product, as further defined in 21 C.F.R. § 312.21(b) (or the equivalent thereof outside the United States).

1.2.175. “Phase III Study” means a study in humans of the efficacy and safety of a product, which is prospectively designed to demonstrate statistically whether such product is effective and safe for use in a particular indication in a manner sufficient (alone or together with one or more other such studies) to file an application for Regulatory Approval for the product. For the avoidance of doubt, the Parties acknowledge that, because of the nature of the diseases which the Collaboration Products are anticipated to treat, a Phase III Study for a Collaboration Product may not include all of the elements that a Phase III Study for other kinds of drug products may include (e.g., a Phase III Study for a Collaboration Product may be a single study and there may be no prospective plan to run a second pivotal clinical trial independent of such Phase III Study).

1.2.176. “Pipeline Advisory Committee” or “PAC” means the pipeline advisory committee as more fully described in Section 5.2 (Pipeline Advisory Committee).

1.2.177. “Post-Marketing Study” means a non-human or human clinical study of a Collaboration Product initiated after receipt of Regulatory Approval for such Collaboration Product in a country or territory, that is required by the Regulatory Authority in such country or territory to maintain the Regulatory Approval for such Collaboration Product in such country or territory, but excluding any Secondary Indication Study.

1.2.178. “Potential Alnylam In-Licenses” means, with respect to ALN-TTR02, ALN-TTRsc and each Option Product, the potential future Third Party agreements described on Schedule 1.2.178.

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MASTER AGREEMENT

1.2.179. “Product” means a given quantity of Collaboration Product in one of Bulk Drug Substance, Bulk Drug Product or Finished Product form.

1.2.180. “Proposed CNS Terms” has the meaning set forth in Section 2.1.3.4 (ROFN for CNS).

1.2.181. “Proposed In-License” has the meaning set forth in Section 11.3.3.1 (Proposed In-Licenses).

1.2.182. “Proposed In-License Notice” has the meaning set forth in Section 11.3.3.1 (Proposed In-Licenses).

1.2.183. “Receiving Party” has the meaning set forth in Section 9.6 (Taxes).

1.2.184. “Regional License Terms” means those certain Regional Product License and Collaboration Terms between Genzyme and Alnylam, in the form of Appendix A attached hereto, under which (i) Alnylam and Genzyme shall amend, restate and supersede the Historical TTR Agreement in respect of ALN-TTR02, effective as of the Effective Date, and (ii) Alnylam may grant Genzyme a license to one or more Regional Licensed Products, effective as of the applicable Option Exercise Date.

1.2.185. “Regional Licensed Product” means (i) ALN-TTR02 as of the Effective Date, and (ii) if Genzyme exercises a Regional Option for any Regional Option Product, then such Regional Option Product as of the applicable Option Exercise Date, in each case for as long as the Regional License Terms applies to ALN-TTR02 or any such Regional Option Product.

1.2.186. “Regional Option” has the meaning set forth in Section 3.2.1.1 (Regional Option Grants).

1.2.187. “Regional Option Outside Date” means [***].

1.2.188. “Regional Option Period” means the period beginning on the Effective Date and ending on the Regional Option Outside Date.

1.2.189. “Regional Option Product” means an siRNA that is generated by a Core Pipeline Program. For clarity, any such siRNA shall constitute a Regional Option Product even if any such Regional Option Product is also a Co-Co/Global Option Product or a Global Option Product.

1.2.190. “Regulatory Approval” means any and all approvals, licenses, registrations or authorizations of any Regulatory Authority that are necessary for the marketing and sale of a product in a country or group of countries.

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MASTER AGREEMENT

1.2.191. “Regulatory Authority” means any Governmental Authority involved in granting approvals for the Development, Manufacturing, Commercialization, reimbursement or pricing of Option Products or Collaboration Products, including the FDA, the EMA, the Japanese Ministry of Health, Labour and Welfare (“MHLW”) and the Pharmaceuticals and Medical Devices Agency in Japan (“PMDA”).

1.2.192. “Regulatory Briefing Document” has the meaning set forth in Section 3.3.3.1 (Final Option Data Package).

1.2.193. “Related Party” means a Party’s Affiliates and permitted Sublicensees (as defined in any of the License Terms).

1.2.194. “Residual Knowledge” means knowledge, techniques, experience and Know-How that (a) are, or are based on any Confidential Information of the disclosing Party and (b) are retained in the unaided memory of any authorized representative of the receiving Party after having access to such Confidential Information. An individual’s memory shall be considered to be unaided if the individual has not intentionally memorized the Confidential Information for the purpose of retaining and subsequently using or disclosing it. In no event, however, shall Residual Knowledge include (i) any Genzyme Disclosed Manufacturing Know-How, (ii) any Alnylam Manufacturing Know-How or (iii) any Know-How to the extent (at any time, for such time) it is within the scope of any issued, valid and enforceable Patent Right Controlled by the disclosing Party under any License Terms.

1.2.195. “ROFN Exercise Notice” has the meaning set forth in Section 3.6.3 (ROFN for Available Third Party Rights).

1.2.196. “ROFN Negotiation Period” has the meaning set forth in Section 3.6.3 (ROFN for Available Third Party Rights)

1.2.197. “ROFN Non-Binding Offer” has the meaning set forth in Section 3.6.3 (ROFN for Available Third Party Rights)

1.2.198. “ROFN Offer Notice” has the meaning set forth in Section 3.6.3 (ROFN for Available Third Party Rights)

1.2.199. “Safety Concern” means (a) any safety concern required to be reported under 21 C.F.R. § 312.32(c)(1)(iii) (“Findings from animal or in vitro testing”) if an IND with respect to such Option Product was open at the time of the observation or (b) a material toxicity or material drug safety issue or a Serious Adverse Event reasonably related to an Option Product.

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MASTER AGREEMENT

1.2.200. “Sales-Based Payment” means any Third Party License Payment that is calculated based on sales of a product (e.g., royalties and sales milestones).

1.2.201. “SDEA” has the meaning set forth in Section 4.6 (Pharmacovigilance).

1.2.202. “Second Co-Co/Global Option Product” has the meaning set forth in Section 3.2.2.2 (Second Co-Co/Global Option Product).

1.2.203. “Second Source” has the meaning set forth in Section 6.6 (Establishment of Second Source).

1.2.204. “Secondary Indication” means a use of a Collaboration Product or Option Product for an indication that is not the first indication of such Collaboration Product or Option Product to receive Regulatory Approval, but is intended to be the subject of a supplemental application submitted to a Regulatory Authority that includes clinical trial data from a Clinical Study seeking Regulatory Approval to market the Collaboration Product or Option Product for such use.

1.2.205. “Secondary Indication Study” means a human clinical study of a Collaboration Product or Option Product that is not necessary for receipt of the first anticipated Regulatory Approval for such Collaboration Product or Option Product in a country or territory but is intended to support receipt of Regulatory Approval for a Secondary Indication.

1.2.206. “Serious Adverse Event” means an adverse drug experience or circumstance that results in any of the following outcomes (a) death, (b) life-threatening condition, (c) inpatient hospitalization or a significant prolongation of existing hospitalization, (d) persistent or significant disability or incapacity or substantial disruption of the ability to conduct normal life functions, (e) or a congenital anomaly/birth defect or (f) significant intervention required to prevent permanent impairment or damage.

1.2.207. “siRNA” means an oligonucleotide composition of native or chemically modified RNA that targets a gene through activation of the RNA interference pathway, and that is not a MicroRNA, MicroRNA antagonist or MicroRNA Mimic.

1.2.208. “Stock Purchase Agreement” means that certain Stock Purchase Agreement between Genzyme and Alnylam, executed as of the Execution Date, as the same may be amended from time to time.

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MASTER AGREEMENT

1.2.209. “Supply Agreements” means the Clinical Supply Agreements, the Commercial Supply Agreements, the ALN-TTR Clinical Supply Agreement and the ALN-TTR Commercial Supply Agreement.

1.2.210. “Supply Expert” has the meaning set forth in Section 6.3 (Disputed Supply Agreement Terms).

1.2.211. “Supply Source Notice” has the meaning set forth in Section 6.6.2.2 (Negotiating Period).

1.2.212. “Technology Transfer” has the meaning set forth in Section 6.5 (Transfer of Manufacturing Know-How).

1.2.213. “Tentative Core Pipeline Program” has the meaning set forth in Section 3.1.1.3(b) (Pipeline Programs Lists).

1.2.214. “Tentative Core Pipeline Program List” has the meaning set forth in Section 3.1.1.3(b) (Pipeline Programs Lists).

1.2.215. “Term” has the meaning set forth in Section 12.1 (Term).

1.2.216. “Territory” means (i) with respect to Alnylam, the Alnylam Territory and (ii) with respect to Genzyme, the Genzyme Territory.

1.2.217. “Third Party” means an entity other than a Party and its Affiliates.

1.2.218. “Third Party CNS Agreement” has the meaning set forth in Section 2.1.3.2 (CNS Exclusivity).

1.2.219. “Third Party License Payment” means royalties, upfront fees, milestones or other amounts payable under an In-License in consideration for the rights granted under such In-License with respect to a Patent Right.

1.2.220. “Third Party Pricing Terms” means, in respect of the supply of a Product, (i) the cost per unit of Product, (ii) minimum order quantities (per batch and annually), (iii) firm order forecast requirements, (iv) cost, if any, for reserving capacity including any costs required to maintain compliance, and (v) capital costs, if any, to enable manufacturing.

1.2.221. “Third Party Supply Agreement” has the meaning set forth in Section 6.7 (Third Party Manufacturer as Second Source).

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MASTER AGREEMENT

1.2.222. “Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, including the goodwill and activities associated with each of the foregoing.

1.2.223. “Trailing Global Option Product” means a Global Option Product (i) [***].

1.2.224. “Trailing Global Option” has the meaning set forth in 3.2.3.3 (Trailing Global Option Grant).

1.2.225. “Trailing Regional Option Product” means a Regional Option Product [***].

1.2.226. “Transition Period” means the period beginning on Alnylam’s receipt of an Option Preservation Notice with respect to an Option Product and ending on the earlier of (x) the Option Exercise Date for such Option Product or (y) the expiration of the Option Exercise Period for such Option Product.

1.2.227. [***].

1.2.228. “TTR” means the human TTR gene and its protein product, transthyretin. As of the Execution Date, an example of an identifier for the human TTR gene is the NCBI RefSeq code NM_000371.3 and an example of an identifier for the human TTR gene protein product NCBI RefSeq code NP_000362.1.

1.2.229. “Un-Blocking Genzyme In-License” means, with respect to a Collaboration Product, any Collaboration In-License that Genzyme enters into in accordance with Section 11.3.3 (Collaboration In-Licenses) and pursuant to which Genzyme has a license to any Blocking Patent Right with respect to such Collaboration Product.

1.2.230. “United States” means the United States of America and its territories, possessions and commonwealths.

Capitalized terms used, but not defined, herein shall have the meanings ascribed to those terms in the License Terms.

2. EFFECTIVENESS OF AGREEMENTS AND LICENSES

2.1. Effective Date.

2.1.1. Effectiveness of Collaboration Agreement. Upon the occurrence of the Closing Date under the Stock Purchase Agreement (the “Effective Date”), the Collaboration Agreement, which consists of this Master Agreement and the License

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MASTER AGREEMENT

Terms listed below, shall automatically, with no further action by any Party, go into full force and effect and all of the obligations of the applicable Party set forth therein (including in this Master Agreement) shall become the binding obligations of the applicable Party thereto:

(a)	Regional License Terms;

(b)	Global License Terms; and

(c)	Co-Co License Terms.

2.1.2. Termination of Historical TTR Agreement. Simultaneous with the Collaboration Agreement going into full force and effect on the Effective Date, the Historical TTR Agreement shall be terminated in its entirety and superseded in its entirety by the Collaboration Agreement on the Effective Date, provided that all rights and obligations accrued under the Historical TTR Agreement shall continue for and against the Parties under the terms of the Collaboration Agreement.

2.1.3. CNS Collaboration.

2.1.3.1. CNS Exploration Period. During the [***] year period beginning on the Effective Date (the “CNS Exploration Period”), the Parties will use commercially reasonable efforts to assess the state of the art in the area of delivery of siRNAs to the central nervous system (“CNS”), including identifying Third Parties with relevant expertise and technology and, at Genzyme’s request, (a) develop a plan to jointly undertake research and development of siRNAs for delivery to the CNS and (b) negotiate in good faith and enter into a mutually agreeable collaboration and license agreement pursuant to which the Parties will conduct the research and development activities set forth in such plan (the “CNS Collaboration and License Agreement”), which CNS Collaboration and License Agreement shall contain customary and reasonable provisions for agreements of its type that may be agreed by the Parties, including provisions relating to governance, intellectual property ownership, prosecution and enforcement, regulatory interactions and approvals, term and termination, representations and warranties, indemnification, and confidentiality. Each Party will dedicate employees within its organization with appropriate expertise in CNS and/or rare diseases to conducting the activities described in this Section 2.1.3.

2.1.3.2. CNS Exclusivity. Subject to Section 2.1.3.3 (Exceptions to CNS Exclusivity), during the CNS Exploration Period, neither Party shall enter into any agreement with a Third Party regarding the development or commercialization of siRNAs delivered to the CNS (a “Third Party CNS Agreement”) without the prior written consent of the other Party, provided that Genzyme may terminate the CNS Exploration Period at any time upon written notice to Alnylam.

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MASTER AGREEMENT

2.1.3.3. Exceptions to CNS Exclusivity.

(a) Existing Third Party Agreements. None of the following agreements in existence or being negotiated on the Execution Date shall constitute a “Third Party CNS Agreement” for purposes of this Master Agreement: (i) the agreements between Genzyme and a Third Party that will be identified by Genzyme by the Effective Date and added to Schedule 2.1.3.3 and (ii) the agreements between Alnylam and a Third Party, listed on Schedule 2.1.3.3, in each case ((i) and (ii)) as such agreements may be amended or restated in the future so long as such amendment or restatement does not expand the field of such agreement, and the activities thereunder and discussions with such Third Party in relation thereto.

(b) Future Third Party Agreements. The following shall not constitute “Third Party CNS Agreements” for purposes of this Master Agreement: (i) any agreement between a Party and a contractor, contract research organization, contract manufacturer or other Third Party, under which such Third Party only performs contract services on behalf of such Party, for the research, development or manufacture of siRNAs delivered to the CNS and for which no product-related commercial rights are granted or (ii) any agreement between a Party and an academic institution or non-profit institution, under which such Party and such institution collaborate with respect to the research, development or manufacture of siRNAs delivered to the CNS and for which no product-related commercial rights are granted.

(c) Internal Activities. Notwithstanding anything in this Section 2.1.3 (CNS Collaboration), either Party may conduct internal programs and other activities regarding the research, development, manufacture and commercialization of siRNAs to be delivered to the CNS.

2.1.3.4. ROFN for CNS.

(a) ROFN Process. If Genzyme makes a request to negotiate under Section 2.1.3.1, but the Parties do not enter into, a CNS Collaboration and License Agreement during the CNS Exploration Period and Genzyme does not terminate the CNS Exploration Period prior to its expiration, then, if at any time during the [***] year period following the CNS Exploration Period (the “CNS ROFN

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MASTER AGREEMENT

Period”), Alnylam desires to enter into a Third Party CNS Agreement, Alnylam shall so notify Genzyme in writing, which notice shall describe the proposed terms of such Third Party CNS Agreement (the “Proposed CNS Terms”). Upon receipt of such notice from Alnylam, Genzyme shall have [***] days from receipt of such written notice to notify Alnylam in writing as to whether Genzyme desires to negotiate an agreement with Alnylam with respect to the Proposed CNS Terms (a “CNS ROFN Exercise Notice”). If Genzyme delivers a CNS ROFN Exercise Notice prior to the expiration of such [***] day period, Genzyme shall have the exclusive right [***] days following the date that Genzyme delivers a CNS ROFN Exercise Notice (the “CNS ROFN Offer Period”) to negotiate with Alnylam and to make one or more written non-binding offers to Alnylam concerning the terms on which Genzyme would enter into an agreement with respect to the Proposed CNS Terms (the “CNS ROFN Non-Binding Offer”). If Genzyme delivers a CNS ROFN Non-Binding Offer to Alnylam prior to the expiration of the CNS ROFN Offer Period, Genzyme shall thereafter have the exclusive right for [***] days (or such longer period as may be mutually agreed by the Parties) (the “CNS ROFN Negotiation Period”), to finalize and enter into a definitive agreement with Alnylam with respect to the Proposed CNS Terms.

(b) Post-ROFN MFN. Alnylam shall not, during the CNS ROFN Offer Period or CNS ROFN Negotiation Period, enter into discussions, exchange information, or otherwise negotiate with any Third Party with respect to the Proposed CNS Terms. If (i) Genzyme does not provide a CNS ROFN Exercise Notice within [***] days of receiving notice of the Proposed CNS Terms, (ii) Genzyme does not provide a CNS ROFN Non-Binding Offer prior to the expiration of the CNS ROFN Offer Period prior to the expiration of the CNS ROFN Offer Period, or (iii) the Parties do not enter into a definitive agreement with respect to the Proposed CNS Terms prior to the expiration of the CNS ROFN Negotiation Period, then Alnylam shall be free to enter into an agreement with any Third Party with respect to such Proposed CNS Terms, provided that, for the remainder of the CNS ROFN Period, Alnylam shall not enter into an agreement with respect to such Proposed CNS Terms that are, in the aggregate, materially more favorable to such Third Party than the last terms offered in writing by Genzyme to Alnylam during the CNS ROFN Offer Period or CNS ROFN Negotiation Period, as applicable, unless Alnylam first re-offers to enter into an agreement with Genzyme on such more favorable terms and Genzyme does not accept such offer and enter into such agreement with Alnylam within [***] days after such re-offer. For clarity, prior to the CNS ROFN Offer Period and CNS ROFN Exercise Period, Alnylam shall be free to engage in discussions and exchange information with Third Parties with respect to development or commercialization of siRNAs delivered to the CNS, but shall not enter into any binding agreement with any Third Party with respect to such rights.

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MASTER AGREEMENT

(c) Notwithstanding the foregoing, in the event that Genzyme enters into any Third Party CNS Agreement following the Execution Date without the prior written consent of Alnylam, Genzyme’s exclusive rights under this Section 2.1.3 shall automatically convert to non-exclusive rights and the proviso set forth in Section 2.1.3.4(b) (Post-ROFN MFN) shall automatically no longer apply. The foregoing shall be Alnylam’s sole and exclusive remedy with respect to any breach of Section 2.1.3.2 (CNS Exclusivity) by Genzyme.

2.2. Effectiveness of Licenses to Collaboration Products. As promptly as practicable following Alnylam’s delivery of a Final Option Data Package to Genzyme, but not later than the applicable Option Exercise Date, Genzyme shall determine whether any filing or notification is necessary or advisable under any applicable Antitrust Law if Genzyme were to exercise the respective Option to take a license from Alnylam to Genzyme in respect of the corresponding Option Product pursuant to the applicable License Terms.

2.2.1. If Genzyme determines that a filing or notification under any applicable Antitrust Law is not necessary or advisable, then Genzyme shall indicate the same in the respective Exercise Notice for such Option.

2.2.2. If Genzyme determines that a filing or notification under any applicable Antitrust Law is necessary or advisable, then Genzyme shall indicate the same in the respective Exercise Notice for such Option and each of Genzyme and Alnylam shall make or cause to be made such notifications and filings as promptly as practicable (but in any event within [***] business days). Each Party shall be responsible for its own costs and expenses associated with such notifications and filings, and Genzyme shall pay any applicable premerger filing fee under the HSR Act. Each Party shall use its commercially reasonable efforts to obtain the expiration or termination of the applicable waiting period under the HSR Act, and to obtain the termination or expiration of any other applicable waiting periods or any necessary approvals or consents under any other applicable Antitrust Law, at the earliest possible date after the date of filing. Immediately following the later of the expiration or termination of the last such waiting period, or receipt of any necessary approvals or consents under any other applicable Antitrust Law, Genzyme shall send Alnylam written notice that all waiting periods under any applicable Antitrust Law have expired or been terminated and any necessary approvals or consents under any applicable Antitrust Law have been obtained. The effectiveness of the Option Exercise Date for the corresponding Collaboration Product, which will be the Implementation Date under the applicable License Terms, shall be deemed to be delayed until the date on which the last waiting period under any applicable Antitrust Law has expired or been terminated or on which the last approval or consent under such Antitrust Law is granted.

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MASTER AGREEMENT

2.3. Cooperation. Each of Genzyme and Alnylam shall: (i) reasonably cooperate with each other in connection with any investigation or other inquiry relating to the transactions contemplated by an Exercise Notice for an Option; (ii) reasonably keep the other Party informed of any communication received by such Party from, or given by such Party to, the FTC, the DOJ or any other Merger Control Authority and of any communication received or given in connection with any proceeding by a private party, in each case regarding the transactions contemplated by an Exercise Notice for an Option; (iii) promptly respond to and certify substantial compliance with any inquiries or requests received from the FTC, the DOJ or any other Merger Control Authorities for additional information or documentation; (iv) reasonably consult with each other in advance of any meeting or conference with the FTC, the DOJ or any other Merger Control Authority, and to the extent permitted by the FTC, the DOJ or such other Merger Control Authority and reasonably determined by such Party to be appropriate under the circumstances, give the other Parties or their counsel the opportunity to attend and participate in such meetings and conferences; and (v) permit the other Parties or their counsel to the extent reasonably practicable to review in advance, and in good faith consider the views of the other Parties or their counsel concerning, any submission, filing or communication (and documents submitted therewith) intended to be given by it to the FTC, the DOJ or any other Merger Control Authority; provided, however, such Party shall be under no obligation to reschedule any meetings or conferences with the FTC, the DOJ or any other Merger Control Authority to enable the other Party to attend.

2.4. No Antitrust Undertakings. Notwithstanding anything to the contrary in this Section 2, the term “commercially reasonable efforts” as used in this Section 2 does not require that either Party (i) offer, negotiate, commit to or effect, by consent decree, hold separate order, trust or otherwise, the sale, divestiture, license or other disposition of any capital stock, assets, rights, products or businesses of Genzyme, Alnylam or their respective Affiliates, (ii) agree to any restrictions on the activities of Genzyme, Alnylam or their respective Affiliates, or (iii) pay any material amount or take any other action to prevent, effect the dissolution of, vacate, or lift any decree, order, judgment, injunction, temporary restraining order, or other order in any suit or proceeding that would otherwise have the effect of preventing or delaying any of the transactions contemplated by an Exercise Notice for an Option.

2.5. No Effect.

2.5.1. Transaction Agreements. The Collaboration Agreement shall (i) not take effect until the occurrence of the Closing (as defined in the Stock Purchase Agreement) in accordance with its terms and (ii) become null and void and have no further force or effect in the event the Stock Purchase Agreement is terminated prior to the Closing in accordance with its terms.

2.5.2. License to an Option Product. At the election of either Party, immediately upon notice to the other Party, Genzyme’s exercise of an Option shall become null and void and have no further force or effect (i) in the event that the FTC or DOJ obtains a preliminary injunction against the Parties to enjoin the transactions contemplated by the Exercise Notice for such Option or (ii) in the event any applicable

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MASTER AGREEMENT

waiting periods shall not have expired or been terminated, or any necessary approvals or consents shall not have been obtained, under any applicable Antitrust Law on or prior to [***] months after the effectiveness of the filings and notifications contemplated by Section 2.2.2 (Effectiveness of Licenses to Collaboration Products). In addition, beginning on the [***] day following Genzyme’s delivery of an Exercise Notice with respect to an Option Product but prior to the Option Exercise Date for the corresponding Collaboration Product, Genzyme shall have the right to nullify its exercise of such Option by providing written notice to Alnylam. Following the voiding or nullification of Genzyme’s exercise of an Option for any reason under this Section 2.5, the Option Product previously subject to such Option shall be treated for all purposes under this Master Agreement, including Section 3.5, as an Option Product in respect of which Genzyme did not deliver an Exercise Notice to Alnylam.

3. GRANT AND EXERCISE OF OPTIONS

3.1. Alnylam Programs.

3.1.1. Program Identification.

3.1.1.1. Alnylam Development Updates. At each regularly scheduled meeting of the PAC during the Option Period, Alnylam shall advise the PAC of any Alnylam Program with respect to which, since the last PAC meeting, either (i) the existence of such Alnylam Program (and the target thereof) has been publicly disclosed by Alnylam, including as a result of the filing of an IND for such siRNA or (ii) [***]. In addition, Alnylam may elect to advise the PAC of any Alnylam Program at any time. The PAC shall discuss the selection of new targets for new Core Pipeline Programs and the research and development strategy for Option Products. Alnylam shall consider in good faith recommended new targets proposed by Genzyme.

3.1.1.2. PAC Categorization of Alnylam Programs. The PAC, acting reasonably, shall seek to determine whether such Alnylam Program is a Core Pipeline Program or a Non-Core Pipeline Program and advise the Parties of its consensus view (if any).

3.1.1.3. Pipeline Programs Lists.

(a) If the PAC recommends to the AJSC and to the Parties that any Alnylam Program is a Core Pipeline Program or a Non-Core Pipeline Program, then the Parties may agree that such Alnylam Program shall be identified on the Core Pipeline Program List or the Non-Core Program Pipeline List, respectively. Any Alnylam Program and the corresponding human gene and siRNA, for as long as listed on the Core Pipeline Program List or Non-Core Pipeline Program List, shall be treated as a Core Pipeline Program or Non-Core Pipeline Program, as applicable, for all purposes of this Master Agreement, subject to this Section 3.1.1.

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MASTER AGREEMENT

(b) If, within [***] days of the PAC meeting referred to in Section 3.1.1.2 (PAC Categorization of Alnylam Programs), the Parties, acting reasonably, are unable to agree on whether any such Alnylam Program is a Core Pipeline Program or a Non-Core Pipeline Program, then such Alnylam Program shall be deemed to be a “Tentative Core Pipeline Program” and shall be identified on a list of such Tentative Core Pipeline Programs (the “Tentative Core Pipeline Program List”) and, for the sake of clarity, except as provided in Section 3.1.1.5 (Requested Dispute Resolution), such disagreement shall not be subject to resolution pursuant to Section 5.1.8 (Decision-Making). Any Alnylam Program and the corresponding human gene and siRNA, for as long as listed on the Tentative Core Pipeline Program List, shall be treated as a Core Pipeline Program for purposes of Section 3.1.2.1 (Information Sharing for Core Pipeline Programs), Section 3.1.2.2 (Meetings with Regulatory Authorities), Section 3.1.2.3 (Design of Human POP Studies), Section 3.6 (Exclusivity during Option Period), Section 5.3.3 (IP Committee Responsibilities) and Section 11 (Intellectual Property), subject to Section 3.1.1 (Program Identification).

3.1.1.4. Locking of Alnylam Programs. Alnylam shall notify the PAC promptly after the first IND with respect to an Alnylam Program becomes, or is deemed to be, effective and (i) if such Alnylam Program is on the Core Pipeline Program List or Non-Core Pipeline Program List, it will automatically be moved to the Locked Core Pipeline Program List or the Locked Non-Core Pipeline Program List, as applicable, upon delivery of such notice; or (ii) if such Alnylam Program is on the Tentative Core Pipeline Program List, then the Parties will seek to reach consensus as to whether such Alnylam Program is a Core Pipeline Program or Non-Core Pipeline Program within [***] days after delivery of such notice. If the Parties agree on the categorization of such Tentative Core Pipeline Program within such [***] day period, such Alnylam Program will automatically be moved to the Locked Core Pipeline Program List or the Locked Non-Core Pipeline Program List, as applicable. If the Parties cannot agree within such [***] day period, either Party may submit the categorization of such Alnylam Program to the AJSC for resolution pursuant to Section 5.1.8 (Decision-Making) and, following any such resolution of such categorization, such Alnylam Program will automatically be moved to the Locked Core Pipeline Program List or the Locked Non-Core Pipeline Program List, as applicable. Once an Alnylam Program has been moved to the Locked Core Pipeline Program List or the Locked Non-Core Pipeline Program List, such Core Pipeline Programs shall remain Core Pipeline Programs and such Non-Core Pipeline Programs shall remain Non-Core

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MASTER AGREEMENT

Pipeline Programs, respectively, for all purposes under the Collaboration Agreement, except as the Parties, each acting in its sole discretion, may later mutually agree in writing. Notwithstanding the foregoing, if Alnylam enters into an agreement with a Third Party granting such Third Party any rights or options to a Non-Core Pipeline Program (or any siRNA arising therefrom) prior to the first IND with respect to such Non-Core Pipeline Program becoming effective, Alnylam shall notify the PAC of the existence of such an agreement (but not the counterparty thereto or any terms thereof) and the human gene(s) targeted by such Non-Core Pipeline Program (or any siRNA arising therefrom) and such Non-Core Pipeline Program will automatically then be moved to the “Locked Non-Core Pipeline Program List” as of the date of such agreement, [***].

3.1.1.5. Requested Dispute Resolution. If an Alnylam Program is not listed on the Locked Core Pipeline Program List or the Locked Non-Core Pipeline Program List and the Parties, at any time, are unable to agree on whether any such Alnylam Program is a Core Pipeline Program or a Non-Core Pipeline Program then, upon the request of either Party, such categorization of such Alnylam Program shall be submitted to the AJSC for resolution pursuant to Section 5.1.8 (Decision-Making), and, following resolution, such Alnylam Program will automatically be moved to the Locked Core Pipeline Program List or the Locked Non-Core Pipeline Program List, as applicable.

3.1.1.6. Updating Program Lists. Solely as an administrative manner, Alnylam shall be responsible for updating the Core Pipeline Program List, the Locked Core Pipeline Program List, the Non-Core Pipeline Program List, the Locked Non-Core Pipeline Program List and the Tentative Core Pipeline Program List from time to time, in all cases in accordance with this Section 3.1.1. Promptly following any such update, Alnylam shall provide a copy of the applicable list to each of the PAC representatives.

3.1.2. Core Pipeline Programs.

3.1.2.1. Information Sharing for Core Pipeline Programs.

(a) During the Option Period, Alnylam shall update the PAC, at each regularly scheduled meeting thereof, on the status of the Core Pipeline Programs, which update shall include a summary of the Development activities undertaken by Alnylam with respect to such Core Pipeline Programs since the last update provided to the PAC or planned to be undertaken by Alnylam. [***]. In addition, in connection with each regularly scheduled meeting of the PAC during the Option Period, Alnylam will provide to the PAC and Genzyme copies of all then-available preclinical, clinical, regulatory and supporting reports and material correspondence with Regulatory Authority with respect to any Core Pipeline

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MASTER AGREEMENT

Program and, if available, a copy of any Development plan for each Core Pipeline Program. Notwithstanding the foregoing, Alnylam shall not be obligated pursuant to the foregoing to provide information the disclosure of which would: (a) in the reasonable opinion of Alnylam’s counsel, adversely affect the attorney-client privilege between Alnylam and its counsel; or (b) violate or cause a breach by Alnylam of any confidentiality or non-disclosure agreement with any Third Party. Once Alnylam delivers an Initial Option Data Package for an Option Product, Alnylam will provide information related to such Option Product solely pursuant to Section 3.3 (Option Exercise Period), including Section 3.3.3.2 (Governance) if Genzyme delivers an Option Preservation Notice for such Option Product to Alnylam, and Alnylam shall not have any obligations related to such Option Product and its related Core Pipeline Program under Sections 3.1.1 (Program Identification), 4.5 (Oversight), 5 (Collaboration Management) or 11.2 (Patent Prosecution Information Sharing).

(b) Following the filing of an IND with respect to a Core Pipeline Program, Alnylam shall (x) promptly provide (i) any patent, regulatory or CMC information, (ii) any material, complete sets of preclinical or clinical data and (iii) raw data tables, in each case ((i), (ii) and (iii)) then available to Alnylam that Genzyme may reasonably request, to the extent that such information was not previously provided by Alnylam to Genzyme and subject to customary and reasonable due diligence procedures to preserve the confidential nature of any such information, regarding such Option Product to assist Genzyme in deciding whether to exercise an Option for such Option Product if and when any such Option becomes exercisable; and (y) afford to Genzyme and its representatives, reasonable access during normal business hours to Alnylam’s personnel that Genzyme may reasonably request regarding such Option Product to assist Genzyme in deciding whether to exercise an exercisable Option for such Option Product.

3.1.2.2. Meetings with Regulatory Authorities. Alnylam shall provide Genzyme with reasonable advance notice of any pre-IND meetings with any Regulatory Authority with respect to any Core Pipeline Program, or with as much advance notice as practicable under the circumstances. [***].

3.1.2.3. Design of Human POP Studies. During the Option Period, Alnylam shall reasonably consult with the AJSC regarding the design of each Human POP Study proposed to be conducted for any siRNA generated by a Core Pipeline Program. In addition, at least [***] days prior to submitting a final protocol for such Human POP Study to a Regulatory Authority as part of an IND, Alnylam shall submit a draft of such protocol (or, if a draft protocol is not available, a full protocol concept sheet) to the AJSC for review and comment. If a draft protocol was not available, Alnylam shall provide the draft protocol to the

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MASTER AGREEMENT

AJSC as soon as it becomes available. Alnylam shall reasonably consider in good faith any comments provided by the AJSC (or its members) within [***] days of the submission of such draft protocol or full protocol concept sheet to the AJSC; provided, however, in any event, the AJSC shall have at least [***] days to review and comment on the draft protocol. [***].

3.1.2.4. Improperly Designated Programs. In the event that (i) it is determined [***] and (iii) Alnylam continues to conduct such Alnylam Program following such [***] determination as a Non-Core Pipeline Program, but does not initiate a Phase II Study for any siRNA generated by such Non-Core Pipeline Program in a non-Orphan Disease or any cancer or infectious disease within [***] following the date on which such siRNA received Regulatory Approval in respect of an Orphan Disease, then Alnylam and Genzyme shall in good faith negotiate together the terms under which such siRNA could be deemed a Regional Option Product (even if such [***] year period ends after the expiration of the Regional Option Period), including [***]. Following agreement on such terms, Alnylam shall provide Genzyme with an Initial Option Notice with respect to the applicable siRNAs as soon as reasonably practicable. If the Parties are unable to agree upon the terms under which such siRNA could be deemed a Regional Option Product during the first [***] days of such negotiation, [***].

3.2. Option Grants.

3.2.1. Regional Option Grants.

3.2.1.1. Regional Option Grants. Alnylam hereby grants Genzyme a series of exclusive options (each, a “Regional Option”), under each of which Genzyme shall have the right, but not the obligation, to take a license on the terms set forth in the Regional License Terms to any Regional Option Product that achieves Human POP Study Completion during the Regional Option Period. Each Regional Option may be exercised by Genzyme at any time during the applicable Option Exercise Period for a Regional Option Product that achieves Human POP Study Completion in accordance with the terms and conditions set forth in Sections 3.3 (Option Exercise Period) and 3.4 (Exercise of an Option).

3.2.1.2. [***].

3.2.1.3. [***].

3.2.2. Co-Co/Global Option Grant. Alnylam hereby grants Genzyme one (1) exclusive option (the “Co-Co/Global Option”) under which Genzyme shall have the right, but not the obligation, to either (i) take a license on the terms set forth in the Global License Terms to ALN-AS1 or (ii) take a license on the terms set forth in the Co-Co

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MASTER AGREEMENT

License Terms to ALN-AT3. Genzyme may wait to exercise such Co-Co/Global Option until both ALN-AS1 and ALN-AT3 achieve Human POP Study Completion as described below in this Section 3.2.2, or may terminate such Co-Co/Global Option prior to both ALN-AS1 and ALN-AT3 achieving Human POP Study Completion (in which case, the Additional Global Option will become exercisable pursuant to Section 3.2.3.2 (Additional Global Option Grant)). The Co-Co/Global Option may be exercised by Genzyme at any time during the applicable Option Exercise Period for a Co-Co/Global Option Product in accordance with the terms and conditions set forth in Sections 3.3 (Option Exercise Period) and 3.4 (Exercise of an Option), subject to the conditions set forth in this Section 3.2.2.

3.2.2.1. First Co-Co/Global Option Product. For the first Co-Co/Global Option Product to achieve Human POP Study Completion (the “First Co-Co/Global Option Product”), Genzyme may do any of the following:

(a) exercise a Regional Option (or 2019 Trailing Regional Option or 2021 Trailing Regional Option, if and as applicable) for such First Co-Co/Global Option Product, in which case the Co-Co/Global Option shall remain exercisable with respect to the First Co-Co/Global Option Product on the terms set forth in Sections 3.2.2.2(a) (Second Co-Co/Global Option Product) and 3.2.2.4 (Discontinuation of Second Co-Co/Global Option Product);

(b) exercise the Co-Co/Global Option for the First Co-Co/Global Option Product, in which case the Co-Co/Global Option shall be fully exercised; or

(c) not exercise any Option for the First Co-Co/Global Option Product, in which case the Co-Co/Global Option shall cease to be exercisable with respect to the First Co-Co/Global Option Product but shall remain exercisable for the Second Co-Co/Global Option Product.

3.2.2.2. Second Co-Co/Global Option Product. For the second Co-Co/Global Option Product (i.e., if the First Co-Co/Global Option Product is ALN-AT3, then ALN-AS1 or, if the First Co-Co/Global Option Product is ALN-AS1, then ALN-AT3) to achieve Human POP Study Completion (the “Second Co-Co/Global Option Product”), Genzyme may do any of the following:

(a) exercise the Co-Co/Global Option for the First Co-Co/Global Option Product, in which case the Co-Co/Global Option shall be fully exercised;

(b) exercise the Co-Co/Global Option for the Second Co-Co/Global Option Product, in which case the Co-Co/Global Option shall be fully exercised;

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MASTER AGREEMENT

(c) exercise a Regional Option (or 2019 Trailing Regional Option or 2021 Trailing Regional Option, if and as applicable) for the Second Co-Co/Global Option Product, in which case, the Co-Co/Global Option shall be terminated in full and the Additional Global Option will become exercisable pursuant to Section 3.2.3.2 (Additional Global Option Grant) (for clarity, Genzyme may do both (a) and (c) of this Section 3.2.2.2); or

(d) not exercise any Option for the Second Co-Co/Global Option Product, in which case

(i) if the Second Co-Co/Global Option Product achieved Clinical Success (and Genzyme does not exercise the Co-Co/Global Option for the First Co-Co/Global Option Product or the Second Co-Co/Global Option Product or Genzyme has terminated the Co-Co/Global Option pursuant to Section 3.2.2.5 (Genzyme Elective Termination of Co-Co/Global Option)), the Co-Co/Global Option shall terminate in full at the end of the Option Exercise Period for the Second Co-Co/Global Option Product and the Additional Global Option will become exercisable pursuant to Section 3.2.3.2 (Additional Global Option Grant);

(ii) if the Second Co-Co/Global Option Product did not achieve Clinical Success, but the First Co-Co/Global Option Product did achieve Clinical Success (and Genzyme does not exercise the Co-Co/Global Option for the First Co-Co/Global Option Product or the Second Co-Co/Global Option Product or Genzyme has terminated the Co-Co/Global Option pursuant to Section 3.2.2.5 (Genzyme Elective Termination of Co-Co/Global Option)), then the Co-Co/Global Option shall terminate in full at the end of the Option Exercise Period for the Second Co-Co/Global Option Product and the Additional Global Option will become exercisable pursuant to Section 3.2.3.2 (Additional Global Option Grant);

(iii) if both the Second Co-Co/Global Option Product and the First Co-Co/Global Option Product failed to achieve Clinical Success, then the Co-Co/Global Option shall remain exercisable but only with respect to the next Co-Co/Global Option Product, if any, to achieve Clinical Success (the “Back-Up Co-Co/Global Option Product”).

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MASTER AGREEMENT

3.2.2.3. Back-Up Co-Co/Global Option Product. If the Co-Co/Global Option is exercisable with respect to the Back-Up Co-Co/Global Option Product pursuant to Section 3.2.2.2(d)(iii), Genzyme may do any of the following:

(a) exercise the Co-Co/Global Option for the Back-Up Co-Co/Global Option Product, in which case the Co-Co/Global Option shall be fully exercised; or

(b) not exercise the Co-Co/Global Option for the Back-Up Co-Co/Global Option Product, in which case the Co-Co/Global Option shall terminate in full at the end of the Option Exercise Period for the Back-Up Co-Co/Global Option Product and the Additional Global Option will become exercisable pursuant to Section 3.2.3.2 (Additional Global Option Grant).

3.2.2.4. Discontinuation of Second Co-Co/Global Option Product. If Genzyme exercises a Regional Option for the First Co-Co/Global Option Product and Alnylam decides to abandon or terminate Development of the other Co-Co/Global Option Product prior to achieving Human POP Study Completion, then Alnylam shall promptly deliver written notice of such abandonment or termination to Genzyme (any such notice, the “Co-Co/Global Option Trigger Notice”) and Genzyme may do either of the following:

(a) exercise the Co-Co/Global Option for the First Co-Co/Global Option Product, in which case the Co-Co/Global Option shall be fully exercised and the First Co-Co/Global Option Product shall cease to be a Regional Licensed Product; or

(b) not exercise the Co-Co/Global Option for the First Co-Co/Global Option Product, in which case the Co-Co/Global Option shall terminate in full at the end of the applicable Option Exercise Period, the First Co-Co/Global Option Product shall continue to be a Regional Licensed Product and the Additional Global Option will become exercisable pursuant to Section 3.2.3.2 (Additional Global Option Grant).

3.2.2.5. Genzyme Elective Termination of Co-Co/Global Option. At any time prior to the exercise of the Co-Co/Global Option, Genzyme may, in its sole discretion, terminate the Co-Co/Global Option by providing written notice of termination to Alnylam and, upon delivery of such notice, the Co-Co/Global Option shall irrevocably and perpetually terminate in full, the Option Exercise Period for the Co-Co/Global Option shall expire, and the Additional Global Option will become exercisable pursuant to Section 3.2.3.2 (Additional Global Option Grant).

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MASTER AGREEMENT

3.2.3. Global Option Grants.

3.2.3.1. Global Option Grant. Alnylam hereby grants Genzyme one (1) exclusive option (the “Global Option”), under which Genzyme shall have the right, but not the obligation, to take a license on the terms set forth in the Global License Terms to any Global Option Product for which it is anticipated that Human POP Study Completion will be achieved during the Global Option Period. The Global Option may be exercised by Genzyme at any time during the applicable Option Exercise Period for a Global Option Product for which a Human POP Study is conducted during the Global Option Period in accordance with the terms and conditions set forth in Sections 3.3 (Option Exercise Period) and 3.4 (Exercise of an Option). The Global Option shall terminate in full upon the Option Exercise Date for any Global Option Product with respect to which Genzyme exercises the Global Option.

3.2.3.2. [***].

3.2.3.3. [***].

3.3. Option Exercise Period.

3.3.1. Initial Option Data Package. As soon as is reasonably practicable on or after [***] (i) any Option Product that achieves Human POP Study Completion during the applicable Option Period or (ii) any Trailing Regional Option Product or Trailing Global Option Product that achieves Human POP Study Completion after the end of the applicable Option Period; (y) Genzyme notifies Alnylam that it desires to exercise the Co-Co/Global Option with respect to ALN-AS1 prior to the achievement of Human POP Study Completion; or (z) Genzyme notifies Alnylam that it desires to exercise the Global Option or the Additional Global Option with respect to a Global Option Product prior to the achievement of Human POP Study Completion, Alnylam shall complete all activities necessary for Alnylam to prepare a complete Initial Option Data Package for the applicable Option Product and provide a written notice to Genzyme (such notice, an “Initial Option Notice”). Alnylam shall include in each such Initial Option Notice::

(a) a letter indicating which Option(s) is(are) applicable to the Option Product;

(b) the Initial Option Data Package for the Option Product (and all such data therein shall be made available to Genzyme through an electronic data room promptly following the date that such Initial Option Notice is delivered); and

(c) a certification of an officer of Alnylam as to the accuracy and completeness of the provided information.

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MASTER AGREEMENT

Within [***] days after Genzyme’s receipt of an Initial Option Notice, Genzyme shall acknowledge receipt of such Initial Option Notice in writing to Alnylam or be deemed to have acknowledged such receipt as of such date. For clarity, if Genzyme requests the delivery of an Initial Option Notice with respect to ALN-AS1 or a Global Option Product prior to the time determined in accordance with clause (x) of this Section 3.3.1, Alnylam shall only be obligated to provide such information in the Initial Option Data Package as is available to Alnylam as of the date of such request from Genzyme.

3.3.2. Initial Evaluation Period. If an Initial Option Notice is delivered by Alnylam to Genzyme pursuant to clause (x) of Section 3.3.1 (Initial Option Package) (i.e., after an Option Product achieves Human POP Completion), then, if Genzyme desires to preserve its right to exercise an Option for such Option Product, Genzyme shall notify Alnylam in writing of Genzyme’s desire to exercise an Option and the type of Option that Genzyme desires to exercise (an “Option Preservation Notice”) prior to the expiration of the Initial Evaluation Period with respect to such Option Product. If Genzyme delivers an Option Preservation Notice to Alnylam prior to the expiration of the Initial Evaluation Period for an Option Product, then Section 3.3.3 (Effect of Option Preservation) shall apply. If Genzyme does not deliver an Option Preservation Notice to Alnylam prior to the expiration of the Initial Evaluation Period for an Option Product, then such Option Product shall be treated for all purposes under this Master Agreement, including Section 3.5 (Option Not Exercised), as an Option Product in respect of which Genzyme did not deliver an Exercise Notice to Alnylam.

3.3.3. Effects of Option Preservation. If Genzyme delivers an Option Preservation Notice prior to the expiration of the Initial Evaluation Period for an Option Product pursuant to Section 3.3.2 (Initial Evaluation Period), then the provisions of this Section 3.3.3 shall apply.

3.3.3.1. Final Option Data Package. Within [***] days after the earlier of [***], Alnylam shall complete all activities necessary for Alnylam to prepare a complete Final Option Data Package for the applicable Option Product and deliver such Final Option Data Package to Genzyme. Within [***] days after Genzyme’s receipt of a Final Option Data Package, Genzyme shall acknowledge receipt of such Final Option Data Package in writing to Alnylam or be deemed to have acknowledged such receipt as of such date. Notwithstanding the foregoing, Alnylam shall not deliver a Final Option Data Package to Genzyme unless and until all of the activities necessary to generate the information to be included in such Final Option Data Package have been completed.

3.3.3.2. Governance. At Genzyme’s request following the delivery of an Option Preservation Notice for an Option Product, the Parties shall form the committee that would be responsible for facilitating the Collaboration with respect to such Option Product under the applicable License Terms if Genzyme

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exercised the Option identified in such Option Preservation Notice (i.e. if the identified Option is the Global Option, the Parties will form the JTT described in Section 5.1 (Joint Transition Team) of the Global License Terms; and if the identified Option is the Co-Co/Global Option, the Regional Option, the 2019 Trailing Regional Option or the 2021 Trailing Regional Option, the Parties will form the PJSC described in Section 5.1 (Product Joint Steering Committee) of the Co-Co License Terms or Section 5.1 (Product Joint Steering Committee) of the Regional License Terms, as applicable). Such committee shall have the responsibilities allocated to such committee under the applicable License Terms, except that such committee shall serve solely in an advisory committee and shall not have any decision-making authority with respect to the applicable Option Product unless and until Genzyme exercises an Option with respect to such Option Product. Such committee shall be disbanded if Genzyme does not exercise an Option with respect to the applicable Option Product prior to the end of the Option Exercise Period for such Option Product.

3.3.3.3. [***]

(a) [***]

(b) [***]

(c) [***]

3.3.3.4. No Rights. Except for the right to exercise an Option in respect of an Option Product following receipt of a Final Option Data Package in respect thereof, Genzyme shall not obtain any ownership interest or other right to Develop or Commercialize (or to compel Alnylam Develop or Commercialize) such Option Product during the Transition Period, provided that the foregoing shall not relieve Alnylam of any of its obligations under this Master Agreement in respect of such Option Product during the Transition Period.

3.3.4. Updates to Option Data Packages.

3.3.4.1. Incomplete Option Data Package.

(a) Notice of Missing Information. Following receipt of an Option Data Package, Genzyme shall have [***] days to notify Alnylam if such Option Data Package is missing any information, which notice shall describe the information that is missing. Alnylam shall provide Genzyme with such missing information identified in such notice as soon as reasonably practicable (if and to the extent that such information is available to Alnylam).

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(b) Disputed Missing Information. If, notwithstanding any information subsequently delivered by Alnylam pursuant to Section 3.3.4.1(a) (Notice of Missing Information), Genzyme, acting in good faith, still believes that the Option Data Package is missing material information, then Genzyme shall have the right to request that the AJSC review the Option Data Package (including any information subsequently delivered by Alnylam pursuant to Section 3.3.4.1(a) (Notice of Missing Information) or Section 3.3.4.2 (Supplements to Option Data Package)) within [***] days and determine whether material information is then missing from such Option Data Package. The AJSC is hereby empowered to compel Alnylam to produce any missing material information (if and to the extent that such information is available to Alnylam) within [***] days of such order.

3.3.4.2. Supplements to Option Data Package. Following delivery of an Option Data Package, Alnylam shall have the right to provide supplemental updates to any of the information included in such Option Data Package. In addition, Alnylam shall be required to promptly provide supplemental update(s) to Genzyme if [***]. In either such case, any such supplemental information shall be deemed to constitute a part of such Option Data Package for all purposes of this Collaboration Agreement (and to supersede previously provided information, to the extent such supplement information is identified, or would reasonably be apparent to Genzyme, as superseding previously provided information [***].

3.3.4.3. Information Sharing during Initial Evaluation Period and Option Exercise Period. During the Option Exercise Period (including, if applicable, the Initial Evaluation Period) for an Option Product, Alnylam shall (a) promptly provide to Genzyme (i) any patent, regulatory or CMC information, (ii) any material, complete sets of preclinical or clinical data and (iii) raw data tables, in each case ((i), (ii) and (iii)) then available to Alnylam that Genzyme may reasonably request, to the extent that such information was not previously provided by Alnylam to Genzyme and subject to customary and reasonable due diligence procedures to preserve the confidential nature of any such information, regarding such Option Product to assist Genzyme in deciding whether to exercise an Option for such Option Product if and when any such Option becomes exercisable, and (b) afford to Genzyme and its representatives reasonable access during normal business hours to Alnylam’s personnel, in each case ((a) and (b)) that Genzyme may reasonably request regarding such Option Product to assist Genzyme in deciding whether to exercise the Option for such Option Product, to the extent that such information was not previously provided by Alnylam to Genzyme.

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3.3.4.4. Extension of Initial Evaluation Period and Option Exercise Period. If any information is provided to Genzyme following the receipt of an Option Data Package pursuant to Section 3.3.4.1 (Incomplete Data Option Package), 3.3.4.2 (Supplements to Option Data Package) or 3.3.4.3 (Information Sharing During Option Exercise Period) and such information is, in Genzyme’s reasonable discretion, material information not previously provided to Genzyme relating to the applicable Option Product, the Initial Evaluation Period or Option Exercise Period, as applicable, shall, if necessary and upon notice from Genzyme to Alnylam, be extended such that there is at least [***] days between Genzyme’s receipt of such material information and the expiration of such Initial Evaluation Period or Option Exercise Period, provided that in no event shall any Initial Evaluation Period or Option Exercise Period be extended by more than [***] days in the aggregate.

3.3.5. Information Excluded from Option Data Packages. Notwithstanding anything in this Master Agreement to the contrary, Alnylam shall not be obligated to include in any Option Data Package or to disclose pursuant to Section 3.3.4 (Updates to Option Data Packages) any information the disclosure of which would (i) in the reasonable opinion of Alnylam’s counsel, adversely affect the attorney-client privilege between Alnylam and its counsel or (ii) [***], and the exclusion of such information from any Option Data Package, as applicable, shall not constitute missing information for purposes of Section 3.3.4.1 (Incomplete Option Data Package), render the Option Data Package deficient in any respect or otherwise result in Genzyme having any right or claim against Alnylam. If material information may be excluded from any Option Data Package pursuant to clause (i) in the immediately preceding sentence, the Parties will enter into a common interest agreement designed to preserve such privilege and, after execution of such agreement, Alnylam will provide Genzyme with access to such information.

3.4. Exercise of an Option. Genzyme shall exercise an Option, if at all, by properly delivering a complete Exercise Notice in respect of such Option to Alnylam at any time during the respective Option Exercise Period for such Option.

3.4.1. [***].

3.4.2. Exercise of Preserved Option.

3.4.2.1. Except as provided in Section 3.4.2.3, in the event that Genzyme exercises an Option for an Option Product for which an Option Preservation Notice was delivered pursuant to Section 3.3.2 (Initial Evaluation Period), then Genzyme may only exercise the Option identified in such Option Preservation Notice for such Option Product.

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3.4.2.2. Except as provided in Section 3.4.2.3, if Genzyme identified the Global Option or the Additional Global Option as the Option it was preserving in an Option Preservation Notice and Genzyme does not deliver to Alnylam an Exercise Notice with respect to the exercise of such Option prior to the expiration of the applicable Option Exercise Period, then such Option shall terminate in full at the end of the Option Exercise Period and Genzyme shall not thereafter be permitted to exercise such unexercised Global Option or Additional Global Option, as applicable (such failure to deliver an Exercise Notice, a “Global/Additional Global Option Forfeiture”).

3.4.2.3. Notwithstanding the foregoing, if prior to the expiration of the Option Exercise Period for an Option Product (i) Genzyme receives material (a) clinical, GLP toxicology or nonclinical data or (b) regulatory guidance or a regulatory determination involving such Option Product, including in the Final Option Data Package, that was not included in (or, in the case of clause b, reasonably ascertainable from) the Initial Option Data Package or information presented to the AJSC or the PAC (and reflected in the written meeting minutes thereof) (such new data, regulatory guidance or a regulatory determination, “New Information”) and (ii) such New Information is adversely material to the expected clinical or commercial success of such Option Product such that Genzyme would not have exercised the Global Option or Additional Global Option if it possessed such New Information at the time it delivered such Option Preservation Notice, then Genzyme shall have the right (but not the obligation) to deliver an Option Exercise Notice to exercise a Regional Option during the applicable Option Exercise Period or it may elect not to exercise any Option with respect to such Option Product and, in either such case, Genzyme’s failure to exercise the Global Option or the Additional Global Option, as applicable, shall not constitute a Global/Additional Global Option Forfeiture and the Global Option or Additional Global Option, as applicable shall remain exercisable.

3.4.2.4. If development milestone(s) become payable under any License Terms, including because an Option Product is dosed in a patient in a Phase III Study, prior to the expiration of the Option Exercise Period for such Option Product and Genzyme exercises an Option in respect of such Option Product and such Option Product becomes a Collaboration Product, then Genzyme shall promptly, and in any event within [***] days following receipt of an invoice, pay such development milestone(s) to Alnylam as though such Option Product was a Collaboration Product at the time such development milestone(s) became payable Alnylam.

3.4.3. Regional Options. On the applicable Option Exercise Date for the exercise of any Regional Option, 2019 Trailing Regional Option or 2021 Trailing Regional Option, the applicable Regional Option Product or Trailing Regional Option

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MASTER AGREEMENT

Product shall automatically be deemed to be a Regional Licensed Product for all purposes under the Collaboration Agreement and the license from Alnylam to Genzyme for such Regional Licensed Product shall automatically, with no further action by any Party, go into full force and effect and all of the obligations of Alnylam and Genzyme set forth in the Regional License Terms, including the payment obligations set forth therein, shall become the binding obligations of the applicable Party in respect of such Regional Licensed Product. As part of the effectiveness of such license, the Regional License Terms shall automatically, with no further action by any Party, be deemed to be amended to incorporate the human gene target for such Regional Licensed Product as a Licensed Target under the Regional License Terms and to incorporate as part of the Regional License Terms or this Master Agreement the schedules, appendices and exhibits in respect of such Regional Licensed Product that were included in the last Option Data Package delivered by Alnylam for such Regional Licensed Product or, in the case of the Global Development Strategy for such Regional Licensed Product, mutually agreed upon by the Parties prior to the Option Exercise Date. The Parties may, at their option, prepare an updated version of the Regional License Terms and this Master Agreement that includes such schedules, appendices and exhibits.

3.4.4. Co-Co/Global Option.

3.4.4.1. ALN-AT3. If Genzyme exercises the Co-Co/Global Option for ALN-AT3, then on the applicable Option Exercise Date, ALN-AT3 shall automatically be deemed to be Co-Co Licensed Product for all purposes under the Collaboration Agreement and the license from Alnylam to Genzyme to such Co-Co Licensed Product shall automatically, with no further action by any Party, go into full force and effect and all of the obligations of Alnylam and Genzyme set forth in the Co-Co License Terms, including the payment obligations set forth therein, shall become the binding obligations of the applicable Party in respect of ALN-AT3. As part of the effectiveness of such license, the Co-Co License Terms shall automatically, with no further action by any Party, be deemed to be amended to incorporate AT3 as a Licensed Target under the Co-Co License Terms and to incorporate as part of the Co-Co License Terms or this Master Agreement the schedules, appendices and exhibits in respect of such Co-Co Licensed Product that were included in the last Option Data Package delivered by Alnylam or, in the case of the Global Development Strategy for such Co-Co Licensed Product, mutually agreed upon by the Parties prior to the Option Exercise Date. The Parties may, at their option, prepare an updated version of the Co-Co License Terms and this Master Agreement that includes such schedules, appendices and exhibits.

3.4.4.2. ALN-AS1. If Genzyme exercises the Co-Co/Global Option for ALN-AS1, then on the applicable Option Exercise Date, the applicable Co-Co/Global Option Product shall automatically be deemed to be a Global Licensed

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Product for all purposes under the Collaboration Agreement and the license from Alnylam to Genzyme to such Global Licensed Product shall automatically, with no further action by any Party, go into full force and effect and all of the obligations of Alnylam and Genzyme set forth in the Global License Terms, including the payment obligations set forth therein, shall become the binding obligations of the applicable Party in respect of such Global Licensed Product. As part of the effectiveness of such license, the Global License Terms shall automatically, with no further action by any Party, be deemed to be amended to incorporate ALN-AS1 as a Licensed Target under the Global License Terms and to incorporate as part of the Global License Terms or this Master Agreement the schedules, appendices and exhibits in respect of such Global Licensed Product that were included in the last Option Data Package delivered by Alnylam for such Global Licensed Product. The Parties may, at their option, prepare an updated version of the Global License Terms and this Master Agreement that includes such schedules, appendices and exhibits.

3.4.5. Global Options. On the applicable Option Exercise Date for the exercise of a Global Option or Trailing Global Option, the applicable Global Option Product or Trailing Global Option Product shall automatically be deemed to be a Global Licensed Product for all purposes under the Collaboration Agreement and the license from Alnylam to Genzyme to such Global Licensed Product shall automatically, with no further action by any Party, go into full force and effect and all of the obligations of Alnylam and Genzyme set forth in the Global License Terms, including the payment obligations set forth therein, shall become the binding obligations of the applicable Party in respect of such Global Licensed Product. As part of the effectiveness of such license, the Global License Terms shall automatically, with no further action by any Party, be deemed to be amended to incorporate the human gene target for such Global Licensed Product as a Licensed Target under the Global License Terms and to incorporate as part of the Global License Terms or this Master Agreement the schedules, appendices and exhibits in respect of such Global Licensed Product that were included in the last Option Data Package delivered by Alnylam for such Global Licensed Product. The Parties may, at their option, prepare an updated version of the Global License Terms and this Master Agreement that includes such schedules, appendices and exhibits.

3.4.6. Development and Commercialization Following Option Exercise. Following the Option Exercise Date for a Collaboration Product, the Development and Commercialization of such Collaboration Product shall thereafter be governed by the applicable License Terms.

3.5. Option Not Exercised. If Genzyme does not deliver to Alnylam an Exercise Notice, or if Genzyme elects and delivers written notice to Alnylam to terminate an Option, with respect to an Option Product prior to the expiration of the applicable Option Exercise Period, then Genzyme’s Option with respect to such Option Product shall expire, Genzyme’s other rights

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with respect to such Option Product (including any rights under Section 4 (Development and Pharmacovigilance) and Section 5 (Collaboration Management)), shall lapse, and Alnylam shall thereafter be free to Develop, Manufacture or Commercialize, alone or with one or more Third Parties, such Option Product, in each case without any further obligation to Genzyme. In addition, so long as Alnylam continues to actively Develop an Option Product following the expiration of Genzyme’s Option or Alnylam grants any rights to an Option Product to a Third Party, then other siRNAs Developed by Alnylam or any such Third Party (or its licensees or sublicensees, through multiple tiers) that target the same human gene as such Option Product (except for siRNAs described in clause (ii) of Section 1.2.21 (ALN-AT3) or clause (ii) of Section 1.2.20 (ALN-AS1) if any such siRNA is potentially subject to the Co-Co/Global Option) shall not be considered Option Products for purposes of this Master Agreement and Genzyme shall not have any Option hereunder with respect to such other siRNAs; provided, however, that if Alnylam ceases active Development of such Option Product, then the other siRNAs that target the same human gene as such Option Product shall again be considered Option Products for the purposes of this Master Agreement. [***].

3.6. Exclusivity during Option Period.

3.6.1. Exclusivity for Core Pipeline Programs. Subject to Section 13.16.2 (Future Acquisition of a Party or its Business), during the Option Period, Alnylam and its Affiliates shall not enter into any agreement with any Third Party that grants such Third Party any rights with respect to any Core Pipeline Program that would be in conflict with the Collaboration Agreement following an siRNA becoming a Collaboration Product under the Collaboration Agreement, provided that this restriction shall not apply to:

3.6.1.1. following the expiration of the Option Exercise Period for an Option Product, an agreement with a Third Party that grants such Third Party rights with respect to such Option Product and other siRNAs that target the same human gene as such Option Product;

3.6.1.2. an agreement with a Third Party that grants such Third Party rights with respect to any Named Pipeline Program (excluding ALN-TTR02, ALN-TTRsc, ALN-AT3 and ALN-AS1) solely in the Alnylam Territory, provided that Alnylam complies with the provisions of Section 3.6.3 (ROFN for Available Third Party Rights) and 3.6.4 (Permitted Third Party Agreements);

3.6.1.3. following the exercise of the Co-Co/Global Option with respect to either Co-Co/Global Option Product, an agreement with a Third Party that grants such Third Party rights with respect to the other Co-Co/Global Option Product solely in the Alnylam Territory, provided that Alnylam complies with the provisions of Section 3.6.3 (ROFN for Available Third Party Rights) and 3.6.4 (Permitted Third Party Agreements); or

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3.6.1.4. following the exercise of the Global Option, an agreement with a Third Party that grants such Third Party rights with respect to any Core Pipeline Program solely in the Alnylam Territory, provided that Alnylam complies with the provisions of Section 3.6.3 (ROFN for Available Third Party Rights) and 3.6.4 (Permitted Third Party Agreements).

3.6.2. Other Exclusivity Requirements in License Terms. Upon the exercise of any Option (which will cause an Option Product to become a Collaboration Product), the exclusivity provisions set forth in the applicable License Terms will go into effect with respect to such Collaboration Product.

3.6.3. ROFN for Available Third Party Rights. If Alnylam desires to enter into an agreement described in Section 3.6.1.2, 3.6.1.3 or 3.6.1.4, other than in accordance with Section 4.4 (Third Parties), then Alnylam shall so notify Genzyme in writing, which notice shall describe the rights that Alnylam intends to grant to a Third Party pursuant to such agreement (the “Available Third Party Rights”). Genzyme shall have [***] days from receipt of such written notice to notify Alnylam in writing as to whether Genzyme desires to negotiate for such Available Third Party Rights (a “ROFN Exercise Notice”). If Genzyme delivers a ROFN Exercise Notice prior to the expiration of such [***]-day period, Genzyme shall have the exclusive right for [***] days following the date that Genzyme delivers a ROFN Exercise Notice (the “ROFN Offer Period”) to negotiate with Alnylam and to make one or more written non-binding offers to Alnylam concerning the terms on which Genzyme would enter into an agreement to acquire the Available Third Party Rights (a “ROFN Non-Binding Offer”). If Genzyme delivers a ROFN Non-Binding Offer to Alnylam prior to the expiration of the ROFN Offer Period, Genzyme shall thereafter have the exclusive right for [***] days (or such longer period as may be mutually agreed by the Parties) (the “ROFN Negotiation Period”), to finalize and enter into a definitive agreement with Alnylam for the acquisition of such Available Third Party Rights. Alnylam shall not, during the ROFN Offer Period or Negotiation Period, enter into discussions, exchange information, or otherwise negotiate with any Third Party with respect to any of the Available Third Party Rights. If (i) Genzyme does not provide a ROFN Exercise Notice within [***] days of receiving notice of Available Third Party Rights, (ii) Genzyme does not provide a ROFN Non-Binding Offer prior to the expiration of the ROFN Offer Period, or (iii) the Parties do not execute a definitive agreement with respect to the Available Third Party Rights prior to the expiration of the ROFN Negotiation Period, then Alnylam shall be free to enter into an agreement with any Third Party with respect to such Available Third Party Rights (any such agreement, a “Permitted Third Party Agreement”), provided that, during the period of [***] months after the later of the expiration of the ROFN Offer Period or expiration of the ROFN Negotiation Period, Alnylam shall not enter into a Permitted Third Party Agreement with respect to such Available Third Party Rights on terms that are, in the aggregate, materially more favorable to such Third Party than the

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last terms offered in writing by Genzyme to Alnylam during the ROFN Offer Period or ROFN Negotiation Period, as applicable, unless (a) Alnylam first re-offers to enter into an agreement with Genzyme on such more favorable terms and Genzyme does not accept such offer and enter into such agreement with Alnylam within [***] days after such re-offer. For clarity, prior to the ROFN Offer Period and ROFN Exercise Period with respect to any Available Third Party Rights, Alnylam shall be free to engage in discussions and exchange information with Third Parties with respect to such Available Third Party Rights, but shall not enter into any binding agreement with any Third Party with respect to such Available Third Party Rights.

3.6.4. Permitted Third Party Agreements. If Alnylam enters into a Permitted Third Party Agreement pursuant to Section 3.6.3 (ROFN For Available Third Party Rights) with respect to any Regional Option Product, such Permitted Third Party Agreement shall be compliant with Alnylam’s obligations under, and consistent with the terms of, the Regional License Terms.

3.6.5. Gate-Keeping. Promptly following the Effective Date, Alnylam shall establish a commercially reasonable mechanism to ensure that it does not grant any Third Party any rights with respect to a Core Pipeline Program in violation of Section 3.6.1 (Exclusivity for Core Pipeline Programs), whether pursuant to a new agreement or an amendment to, or any action or inaction pursuant to, any agreement between a Third Party and Alnylam that is in effect on the Effective Date.

4. DEVELOPMENT AND PHARMACOVILIGANCE

4.1. Overview. Alnylam shall control and be responsible for the Development of its Core Pipeline Programs. In connection therewith, Alnylam shall be responsible for all communications, interactions and filings with, submissions to, and other actions related to, each Regulatory Authority regarding the Core Pipeline Programs.

4.2. Diligence. Subject to and without limiting any obligation set forth in any License Terms, during the Option Period, Alnylam shall use commercially reasonable efforts to initiate Core Pipeline Programs and undertake the Development of Option Products from its Core Pipeline Programs through achievement of Human POP Study Completion and thereafter through the end of the applicable Option Exercise Period in accordance with industry standards in the biotechnology and pharmaceutical industry. During the Transition Period, Alnylam shall use commercially reasonable efforts to Develop the applicable Option Product. In addition, both Parties shall use commercially reasonable efforts to plan for the transition to Genzyme of any Global Option Product during the applicable Transition Period upon the Implementation Date of the applicable License Terms.

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4.3. Scientific Records. Alnylam shall maintain scientific records, in sufficient detail and in sound scientific manner appropriate for patent and regulatory purposes and in compliance with GLP with respect to activities intended to be submitted in regulatory filings (including INDs), which shall fully and properly reflect all work done and results achieved in the performance of the Development activities with respect to potential Option Products by Alnylam.

4.4. Third Parties. Alnylam shall be entitled to utilize the services of Third Parties to perform the Development activities with respect to Option Products under this Master Agreement, provided that (a) Alnylam shall require that such Third Party operates in a manner consistent with the terms of the Collaboration Agreement and (b) Alnylam shall remain at all times fully liable for its responsibilities and (c) the Parties will make reasonable efforts to share through the PAC information regarding any prior experience with specific CROs that are anticipated to be engaged to perform work for any Core Pipeline Program. Alnylam shall require, however, that any such Third Party agreement (other than an agreement with an academic institution) include commercially reasonable confidentiality and non-use provisions that are, in the aggregate, not materially less stringent than those included in the Collaboration Agreement. Lastly, Alnylam shall use commercially reasonable efforts to obtain ownership of, and/or a fully sublicensable license under and to, any Know-How and Patent Rights that are developed by such Third Party in the performance of such agreement and are reasonably expected to be necessary or useful to Develop, Manufacture and/or Commercialize Option Products.

4.5. Oversight. The Collaboration shall be conducted under the oversight of the Alliance Joint Steering Committee which shall have the responsibilities outlined in the Collaboration Agreement.

4.6. Pharmacovigilance. At least [***], the Parties will negotiate in good faith and enter into a Safety Data Exchange Agreement (“SDEA”), which will define the pharmacovigilance responsibilities of the Parties and include safety data exchange procedures governing the coordination of collection, investigation, reporting and exchange of information concerning any adverse experiences, and any product quality and product complaints associated with adverse experiences, related to such Collaboration Product sufficient to enable each Party (and their respective Related Parties, if any) to comply with its legal and regulatory obligations. In addition, as appropriate, such SDEAs will include the safety data exchange procedures governing the exchange of information affecting the class (e.g., serious adverse events, emerging safety issues).

5. COLLABORATION MANAGEMENT

5.1. Alliance Joint Steering Committee.

5.1.1. Composition. The AJSC shall be comprised of three (3) representatives who are employees of each Party. Each Party shall appoint its respective representatives to the AJSC as of the Effective Date and may substitute one or more of its

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representatives, in its sole discretion, effective upon notice to the other Party of such change. Each Party shall have at least two (2) AJSC representatives who are executive level employees (vice president or above), and all AJSC representatives shall have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the Collaboration. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend AJSC meetings, subject to such representatives and consultants (or the representative’s or consultant’s employer) undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 7.1 (Nondisclosure Obligation).

5.1.2. AJSC Chairperson. The AJSC shall be co-chaired, with one chairperson designated by Alnylam and one chairperson designated by Genzyme, whose responsibilities shall include conducting meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved. Responsibility for running each meeting of the AJSC will alternate between the chairpersons from meeting-to-meeting, with Alnylam’s chairperson running the first meeting.

5.1.3. Alliance Managers.

5.1.3.1. Each Party shall appoint an alliance manager who is an employee of such Party (each, an “Alliance Manager”). Each Alliance Manager will be responsible to ensure a collaborative work environment between the Parties to ensure that the alliance is run smoothly, professionally and productively. Each Alliance Manager shall act in his or her discretion to facilitate the execution of the Collaboration throughout their organization and will oversee and support implementation plans; promote effectiveness of the governance model and implementation of contractual provisions and lead any changes to enhance the alliance; and facilitate the AJSC (and other bodies) for effective decision making in a timely manner. The Alliance Managers will serve as a primary point of contact for the other Party under the Collaboration and will undertake such other tasks as are detailed in the Collaboration Agreement or as may be assigned by the AJSC. Each Alliance Manager shall attend each meeting of the AJSC. Each Party may change its Alliance Manager at any time in its sole discretion with written notice to the other Party.

5.1.3.2. The Alliance Managers shall be responsible for (i) scheduling meetings of the AJSC, (ii) setting agendas for meetings with solicited input from other members and (iii) for acting as secretary at each meeting and preparing the draft minutes of such meeting, which shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the AJSC. [***] days after each meeting, the drafting Alliance Manager shall provide the draft minutes to the other Alliance Manager for review and comment. The drafting Alliance Manager

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shall reasonably consider all comments from the other Alliance Manager that are provided within [***] days. The drafting Alliance Manager shall prepare and submit revised minutes for approval within [***] days after receipt of such comments or upon the expiration of such [***] day comment period. Beginning with Alnylam’s Alliance Manager, such responsibilities shall alternate between the Alliance Managers on a meeting-by-meeting basis after each meeting of the applicable committee.

5.1.4. Meetings. The AJSC shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Calendar Quarter during the Term, provided that either Party may from time to time reasonably request that the AJSC meet to undertake its duties under Section 5.1.7(c), 5.1.7(d), 5.1.7(e), 5.1.7(f), 5.1.7(h) or 5.1.7(i). The location for any such meetings shall alternate between Alnylam and Genzyme facilities (or such other locations as are mutually agreed by the Parties). Alternatively, the AJSC may meet by means of teleconference, videoconference or other similar communications equipment. All meetings and proceedings for the AJSC or its subcommittees shall take place in English. Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

5.1.5. Subcommittee Minutes. For each subcommittee created pursuant to Section 5.1.6 (Subcommittees), each Party shall designate a secretary, who may be such Party’s Alliance Manager, to prepare draft minutes of each meeting, which shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by such committee. Beginning with the Alnylam secretary, the responsibility for preparing the minutes shall alternate between the secretaries on a meeting-by-meeting basis after each meeting of such subcommittee. Within [***] days after each meeting, the drafting secretary shall provide the draft minutes to the other secretary for review and comment. The drafting secretary shall reasonably consider all comments from the other secretary that are provided within [***] days. The drafting secretary shall prepare and submit revised minutes for approval within [***] days after receipt of such comments or upon the expiration of such [***] day comment period.

5.1.6. Subcommittees.

5.1.6.1. The Parties or the AJSC shall have the right to create such subcommittees of the AJSC as they or it may deem appropriate or necessary (such as a finance subcommittee, or other appropriate subcommittees). Each such subcommittee shall report to the AJSC, which shall have authority to approve or reject recommendations or actions proposed thereby, subject to the terms of the Collaboration Agreement. Each Party shall bear its own expenses relating to attendance at any meetings of such subcommittees by its representatives. Each such subcommittee shall have a chairperson, designated by Alnylam, whose responsibilities shall include conducting meetings, including ensuring that objectives for each meeting are set and achieved.

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5.1.6.2. The Parties hereby establish a Pipeline Advisory Committee and an IP Committee as subcommittees of the AJSC, each of which shall have the responsibilities outlined in the Collaboration Agreement.

5.1.6.3. Each PJSC established pursuant to the License Terms will be a subcommittee of the AJSC; provided, however, that the membership, operation and responsibilities of each PJSC shall be governed by the applicable License Terms and not this Section 5.1.6. As a general matter, the Parties expect that the representatives on the AJSC will be more senior than the representatives on the PJSC(s).

5.1.7. AJSC Responsibilities. The AJSC shall have the following responsibilities with respect to the Development, Manufacturing and Commercialization of Option Products from the Core Pipeline Programs and Collaboration Products pursuant to the Collaboration:

(a) coordinating the activities of the Parties under the Collaboration, including budget matters;

(b) overseeing the AJSC’s subcommittees and ensuring effective participation in each such committee’s operations by any of its members;

(c) considering (but not deciding) whether any Clinical Study, or protocol therefor, will satisfy the criteria of a Human POP Study in accordance with Section 3.1.2.3 (Design of Human POP Studies), [***];

(d) attempting to resolve disputes as to whether an Alnylam Program should be categorized as a Core Pipeline Program or a Non-Core Pipeline Program;

(e) resolving whether an Option Data Package is missing information pursuant to Section 3.3.4.1(b) (Disputed Missing Information);

(f) resolving any disputed terms of any Supply Agreement under Section 6.3 (Disputed Supply Agreement Terms);

(g) reviewing the status of Collaboration Products, including material Development and Commercialization matters;

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(h) resolving disputes on behalf of each PJSC in accordance with, and subject to the limitations set forth in, the applicable License Terms;

(i) addressing any other matters referred to the AJSC by the terms of the Collaboration Agreement; and

(j) performing such other activities as the Parties agree in writing shall be the responsibility of the AJSC.

5.1.8. Decision-Making.

5.1.8.1. Voting. With respect to decisions of the AJSC, the representatives of each Party shall have collectively one vote on behalf of such Party. For each meeting of the AJSC, at least two (2) representatives of each Party shall constitute a quorum. Action on any matter may be taken at a meeting, by teleconference, by videoconference or by written agreement.

5.1.8.2. Escalation. The AJSC shall attempt to resolve any and all disputes before it for decision by consensus.

(a) If the AJSC is unable to reach consensus with respect to a dispute arising under this Master Agreement for a period in excess of [***] days, then the dispute shall be submitted to [***] for resolution. If such dispute cannot be resolved for a period in excess of [***] days following escalation (or such other period as the Parties may agree), then [***].

(b) If the AJSC is unable to reach consensus with respect to a dispute related to any Collaboration Product or otherwise arising under any of the License Terms, then the dispute shall be resolved as set forth in the applicable License Terms [***].

5.1.8.3. Resolution of Core Pipeline Disputes. [***].

5.1.9. Term. Either Party shall have the right to terminate the AJSC upon the expiration of the later to expire of (i) the Option Periods and (ii) all of the License Terms. Notwithstanding the foregoing, on a Regional Licensed Product-by-Regional Licensed Product basis and on a Global Licensed Product-by-Global Licensed Product basis, Alnylam shall have the right (but not the obligation) to continue to participate in the AJSC in relation to any such Collaboration Product following the earlier of (i) the [***] anniversary of the Option Exercise Date for such Collaboration Product and (ii) the termination of the Product Joint Steering Committee (as such term is defined in the Regional License Terms) or the Joint Transition Team (as such term is defined in the Global License Terms), as applicable, for such Collaboration Product.

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5.2. Pipeline Advisory Committee.

5.2.1. Composition. The Pipeline Advisory Committee shall be comprised of three (3) representatives who are employees of each Party. Each Party shall appoint its respective representatives to the PAC within thirty (30) days of the Effective Date, and from time to time may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. Each Party shall have at least one PAC representative who is a senior level (vice president or above) employee. All PAC representatives shall have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the Collaboration and each Party’s representatives collectively shall have relevant expertise in research, development and commercial matters. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend PAC meetings, subject to such representatives and consultants (or the representative’s or the consultant’s employer) undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 7.1 (Nondisclosure Obligation).

5.2.2. Meetings. The PAC shall meet in person once per Calendar Quarter at Alnylam, provided that either Party may from time to time reasonably request that the PAC meet to undertake its duties under Section 3.1.1 (Program Identification) at a location mutually agreed by the Parties.

5.2.3. PAC Development Responsibilities. The PAC shall provide input to Alnylam and the AJSC regarding the following with respect to the Development of Option Products from the Core Pipeline Programs prior to their achieving Human POP Study Completion and pursuant to the Collaboration:

(a) the selection of targets for new Core Pipeline Programs;

(b) the inclusion of Alnylam Programs on the Tentative Core Pipeline Program List, Core Pipeline Program List and the Non-Core Pipeline Program List pursuant to Section 3.1.1 (Program Identification);

(c) reviewing and discussing periodic updates from Alnylam to the PAC regarding the development status of potential Option Products; and

(d) such other matters as the Parties agree in writing shall be the responsibility of the PAC.

5.2.4. Decision-Making. The PAC shall be an advisory committee for the Collaboration and to the AJSC. The PAC shall not have any final decision making power.

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5.2.5. Term. Either Party shall have the right to terminate the PAC upon the expiration of the last to expire of the Option Periods.

5.3. IP Committee.

5.3.1. Composition. The IP Committee shall be comprised of at least one (1) representative who is an employee of each Party. Each Party shall appoint its respective representatives to the IP Committee within thirty (30) days of the Effective Date, and from time to time, may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. All IP Committee representatives shall have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the Collaboration and each Party’s representatives collectively shall have relevant expertise in intellectual property portfolio management and licensing matters. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend IP Committee meetings, subject to such representatives and consultants (or the representative’s or consultant’s employer) undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 7.1 (Nondisclosure Obligation).

5.3.2. Meetings. The IP Committee shall meet as necessary to carry out its duties under Section 5.3.3 (IP Committee Responsibilities), but no more often than once per Calendar Quarter, unless otherwise agreed by its members. The IP Committee shall meet in-person at Alnylam or Genzyme or, alternatively, by means of teleconference, videoconference or other similar communications equipment.

5.3.3. IP Committee Responsibilities. The IP Committee shall provide input to Alnylam regarding the following with respect to Option Products from the Core Pipeline Programs and as indicated in the Global License Terms, the Regional License Terms and the Co-Co License Terms:

(a) strategies for managing certain Patents Rights pursuant to Section 11.2 (Patent Prosecution Information Sharing);

(b) the necessity and terms of any Proposed In-License pursuant to Section 11.3.3.1 (Proposed In-Licenses); and

(c) such other matters as the Parties agree in writing shall be the responsibility of the IP Committee.

5.3.4. Decision-Making. The IP Committee shall be an advisory committee for the Collaboration and to Alnylam and shall make recommendations by consensus. The IP Committee shall not have any final decision making power. If there is a disagreement between the Parties’ representatives on the IP Committee, at either Party’s request, the General Counsel or other Senior Counsel of each Party will attend a follow-up meeting of the IP Committee to discuss the matter further. The IP Committee may escalate matters to the AJSC as it deems appropriate.

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5.3.5. Term. Either Party shall have the right to terminate the IP Committee upon the expiration of the last to expire of the Option Periods, except that no Party shall have the right to terminate the IP Committee in respect of the Collaboration Product(s) prior to the termination of the License Terms, as applicable. Notwithstanding the foregoing, on a Collaboration Product-by-Collaboration Product basis , Alnylam shall have the right (but not the obligation) to continue to participate in the IP Committee in relation to any such Collaboration Product following the [***] anniversary of the Option Exercise Date for such Collaboration Product.

5.4. Manufacturing Committee.

5.4.1. Composition. The Manufacturing Committee shall be comprised of at least one (1) representative who is an employee of each Party. Each Party shall appoint its respective representative to the Manufacturing Committee within thirty (30) days of the Effective Date, and from time to time, may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. All Manufacturing Committee representatives shall have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the Collaboration and each Party’s representatives collectively shall have relevant expertise in matters related to the Manufacturing and supply of human therapeutic products. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend Manufacturing Committee meetings, subject to such representatives and consultants (or the representative’s or consultant’s employer) undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 7.1 (Nondisclosure Obligation).

5.4.2. Meetings. The Manufacturing Committee shall meet as necessary to carry out its duties under Section 5.4.3 (Manufacturing Committee Responsibilities), but no more often than once per Calendar Quarter, unless otherwise agreed by its members. The Manufacturing Committee shall meet in-person at Alnylam or Genzyme or, alternatively, by means of teleconference, videoconference or other similar communications equipment.

5.4.3. Manufacturing Committee Responsibilities. The Manufacturing Committee shall provide a forum for the discussion and review of matters related to the Manufacturing and supply of Collaboration Products, including the following:

(a) worldwide Manufacturing and sourcing strategies in support of the Development and Commercialization of Collaboration Products, including the strategic aspects of Manufacture and release of finished Collaboration Product;

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(b) use of Third Parties to Manufacture and supply any Collaboration Product;

(c) logistical strategies, capacity planning and inventory levels for each Collaboration Product for consistency with the then-current Development Plans and Commercialization Plans for such Collaboration Product;

(d) results of regulatory inspections related to Collaboration Products and reviewing steps to be taken by the Parties to address any deficiencies noted;

(e) capacity planning and supply continuity plans for each Collaboration Product for consistency with the then-current Development Plan and Commercialization Plan for such Collaboration Product; regulatory compliance related to the Manufacture of Collaboration Products;

(f) material quality-related issues concerning the Collaboration Products;

(g) costs of Manufacture;

(h) providing updates to the AJSC or a PJSC, as applicable, upon request relating to Manufacturing issues; and

(i) such other matters as the Parties agree in writing shall be the responsibility of the Manufacturing Committee.

5.4.4. Decision-Making. The Manufacturing Committee shall be an advisory committee for the Collaboration and shall make recommendations by consensus. The Manufacturing Committee shall not have any final decision making power.

5.4.5. Term. Either Party shall have the right to terminate the Manufacturing Committee upon the expiration of the last to expire of the (i) Option Periods, and (ii) all of the License Terms. Notwithstanding the foregoing, on a Regional Licensed Product-by-Regional Licensed Product basis and on a Global Licensed Product-by-Global Licensed Product basis, Alnylam shall have the right (but not the obligation) to continue to participate in the Manufacturing Committee in relation to any such Collaboration Product following the earlier of (i) the [***] anniversary of the Option Exercise Date for such Collaboration Product and (ii) the termination of the Product Joint Steering Committee (as such term is defined in the Regional License Terms) or the Joint Transition Team (as such term is defined in the Global License Terms), as applicable, for such Collaboration Product.

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5.5. Product Joint Steering Committees. Pursuant to the License Terms, the Parties will form a PJSC (as defined in each of the License Terms) that has certain responsibilities with respect to the Development and Commercialization of each Collaboration Product as set forth in the License Terms for such Collaboration Product. For the avoidance of doubt, the same representatives from each Party may serve on the PJSC for more than one Collaboration Product and, where membership of a PJSC for a Collaboration Product is the same as one or more other PJSCs for other Collaboration Product(s), such PJSCs may have a single meeting to discuss each Collaboration Product for which they have responsibility.

5.6. No Power to Amend. Unless otherwise agreed to by the Parties in writing, the AJSC, PAC, IP Committee, Manufacturing Committee and each PJSC will have only the powers expressly assigned to it in the Collaboration Agreement. In no event will any of them have any power to amend, modify, or waive compliance with this Agreement.

5.7. Confidentiality. All information disclosed by either Party or its representatives to the other Party or its representatives under this Section 5 shall be deemed to be Confidential Information of the disclosing Party and maintained in accordance with Section 7 (Confidentiality and Publication).

5.8. Modifications. The Parties shall meet from time to time to discuss whether any changes to the governance structure for the Collaboration are necessary or advisable.

5.9. Other Governance Terms. Governance provisions related to each Collaboration Product are located in the applicable License Terms.

6. MANUFACTURE AND SUPPLY OF THE COLLABORATION PRODUCTS

6.1. ALN-TTR02 Supply Agreements. Subject to the terms and conditions of this Section 6 (Manufacture and Supply of the Collaboration Products), within [***] days after receiving written notice from Genzyme requesting such negotiations, the Parties will negotiate in good faith and enter into a supply agreement (and any other necessary ancillary agreements) for clinical supply of ALN-TTR02 by Alnylam (or for Alnylam by Alnylam’s Third Party manufacturer) (the “ALN-TTR02 Clinical Supply Agreement”), which will be consistent with the terms set forth on Schedule 6.1. In addition, at the request of Genzyme at least [***] months in advance of the first Regulatory Approval of ALN-TTR02 in the Genzyme Territory, the Parties will negotiate in good faith and enter into a supply agreement (and any other necessary ancillary agreements), before such [***]-month date, for commercial supply of ALN-TTR02 by Alnylam (or for Alnylam, by Alnylam’s Third Party manufacturer) (the “ALN-TTR02 Commercial Supply Agreement”), which will also be consistent with the terms set forth on Schedule 6.1. Notwithstanding the foregoing, the breach of any such Manufacturing terms as applied to a Collaboration Product shall be treated as a breach under the Regional License Terms, and not under this Master Agreement. When the Parties enter into an ALN-TTR02 Clinical Supply Agreement or ALN-TTR02 Commercial Supply agreement, such agreement will supersede the terms set forth in Schedule 6.1 with respect to Manufacture and supply of ALN-TTR02.

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6.2. Collaboration Product Supply Agreements. Subject to the terms and conditions of this Section 6 (Manufacture and Supply of the Collaboration Products), following the Implementation Date with respect to any given Collaboration Product other than ALN-TTR02, and within [***] days following a written notice by Genzyme requesting such negotiation, the Parties will negotiate in good faith and enter into a supply agreement (and any other necessary ancillary agreements) for clinical supply of such Collaboration Product by Alnylam (or for Alnylam by Alnylam’s Third Party manufacturer) (each, a “Clinical Supply Agreement”), which will be consistent with the terms set forth on Schedule 6.2. In addition, at least [***] months in advance of the first Regulatory Approval of each Collaboration Product (other than ALN-TTR02) the Parties will negotiate in good faith and enter into a supply agreement (and any other necessary ancillary agreements), before such [***]-month date, for commercial supply of such Collaboration Product by Alnylam (or for Alnylam by Alnylam’s Third Party manufacturer) (each, a “Commercial Supply Agreement”), which will also be consistent with the terms set forth on Schedule 6.2; provided, however, in the case of any Global Licensed Product, the Parties shall only negotiate and enter into a Commercial Supply Agreement at the request of Genzyme. Notwithstanding the foregoing, the breach of any such Manufacturing terms as applied to a Collaboration Product shall be treated as a breach under its respective License Terms, and not under this Master Agreement. When the Parties enter into a Clinical Supply Agreement or Commercial Supply Agreement, such agreement will supersede the terms set forth in Schedule 6.2 with respect to the Manufacture and supply of the applicable Collaboration Product.

6.3. General Supply Agreement Requirements. In addition to reflecting terms consistent with those set forth on Schedule 6.1 or Schedule 6.2, as applicable, each Alnylam Supply Agreement will include key performance indicators for Alnylam (including criteria regarding Manufacturing capacity, quantity, timeliness of delivery, quality and cost that are consistent with prevailing industry standards for Third Party contract manufacturing agreements) (collectively, the “KPIs”). Further, for each Alnylam Supply Agreement for a given Collaboration Product, the Parties shall also enter into a quality technical agreement, which will be designed to ensure sufficient oversight by Genzyme of quality matters related to the Manufacture and testing of such Collaboration Product by Alnylam and its Third Party manufacturers and will set forth the quality responsibilities and obligations of both Genzyme and Alnylam.

6.4. Disputed Supply Agreement Terms. If the Parties are unable to reach agreement on any terms of any of the Alnylam Supply Agreements, as required by Sections 6.1 (ALN-TTR02 Supply Agreements), 6.2 (Collaboration Product Supply Agreements) and 6.3 (General Supply Agreement Requirements), then any such disputed terms shall be submitted to the AJSC for resolution pursuant to Section 5.1.8 (Decision-Making). If the AJSC is unable to resolve any such disputed terms, then those unresolved disputed terms shall be [***].

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6.5. Transfer of Manufacturing Know-How. [***].

6.6. Establishment of Second Source and Back-Up Sources.

6.6.1. [***].

6.6.2. [***].

6.6.2.1. [***].

6.6.2.2. [***].

6.6.2.3. [***].

6.6.2.4. [***].

6.6.2.5. [***].

6.7. Third Party Manufacturers and Subcontracting. If, following the Effective Date, either Party desires to enter into an agreement with a Third Party manufacturer for the supply of Product, then (a) the other Party shall have the right to review and approve (such approval not unreasonably withheld, conditioned or delayed) such Third Party manufacturer and (b) each Party shall keep the other Party reasonably informed through the Manufacturing Committee of the status of any proposed supply agreement to be entered into with any such Third Party manufacturer with respect to the Manufacture and supply of such Product (a “Third Party Supply Agreement”) and submit any such Third Party Supply Agreement to the Manufacturing Committee for review and good faith discussion prior to its execution. For the avoidance of doubt, if a Party is subject to an existing binding agreement with a Third Party manufacturer for the supply of Product as of the Effective Date (each an “Existing Third Party Supply Agreement”), then, provided that such existing binding agreement is not materially amended at any time following the Effective Date (i) such existing binding agreement shall be deemed a Third Party Supply Agreement and (ii) the provisions of clauses a and b (immediately above) shall not apply to such existing binding agreement or the Third Party manufacturer party thereto. Without the consent of the other Party, but subject to the terms of this Section 6, either Party may subcontract (in whole or in part) its Manufacturing obligations under any Alnylam Supply Agreement or Genzyme Supply Agreement, as applicable, to a qualified Third Party manufacturer pursuant to a binding Third Party Supply Agreement; provided, however, that (A) the subcontracting Party shall remain solely responsible to the other Party for the performance of the subcontracting Party’s obligations under each Alnylam Supply Agreement or Genzyme Supply Agreement, as applicable and (B) the terms and/or conditions of any Third Party Supply

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Agreement shall not in any way amend, modify or diminish the subcontracting Party’s obligations to the other Party under any Alnylam Supply Agreement or Genzyme Supply Agreement, as applicable. If the forecasting or order timing/method provisions of a Third Party Supply Agreement do not align with the corresponding provisions of a relevant Alnylam Supply Agreement or Genzyme Supply Agreement, as applicable, then, at the request of the subcontracting Party, the Parties shall discuss in good faith appropriate modifications to such Alnylam Supply Agreement or Genzyme Supply Agreement, as applicable, to bring the relevant provisions into alignment with such Third Party Supply Agreement, provided, however, that the non-subcontracting Party shall have no obligation to agree to any amendment to such Alnylam Supply Agreement or Genzyme Supply Agreement that can reasonably be expected to materially disadvantage the non-subcontracting Party.

6.8. Waivers. In the event that any Collaboration Product must be substantially Manufactured in the United States pursuant to applicable Law, then, at Genzyme’s request, Alnylam will use commercially reasonable efforts, at Genzyme’s expense, to secure a waiver of such requirement for such Collaboration Product under 35 U.S.C. § 204 or any analogous applicable Law outside the United States. If a waiver of the substantially manufactured requirement is obtained, then such Collaboration Product used or sold in the United States may be Manufactured as such waiver permits.

7. CONFIDENTIALITY AND PUBLICATION

7.1. Nondisclosure Obligation.

7.1.1. All Confidential Information disclosed by one Party to the other Party under the Collaboration Agreement, Stock Purchase Agreement and Investor Agreement shall be maintained in confidence by the receiving Party and shall not be disclosed to a Third Party or used for any purpose except as set forth herein without the prior written consent of the disclosing Party, except to the extent that such Confidential Information:

(a) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

(b) is known to the public before its receipt from the disclosing Party, or thereafter becomes generally known to the public through no breach of the Collaboration Agreement, Stock Purchase Agreement or Investor Agreement by the receiving Party;

(c) is subsequently disclosed to the receiving Party by a Third Party who is not known by the receiving Party to be under an obligation of confidentiality to the disclosing Party; or

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(d) is developed by the receiving Party independently of Confidential Information received from the disclosing Party, as documented by the receiving Party’s business records.

7.1.2. Notwithstanding the obligations of confidentiality and non-use set forth above and in Section 7.1.3 below, a receiving Party may provide Confidential Information disclosed to it, and disclose the existence and terms of the Collaboration Agreement, Stock Purchase Agreement or Investor Agreement as may be reasonably required in order to perform its obligations and to exploit its rights under the Collaboration Agreement, Stock Purchase Agreement or Investor Agreement, and specifically to (i) Related Parties, and their employees, directors, agents, consultants, advisors or other Third Parties for the performance of its obligations hereunder (or for such entities to determine their interest in performing such activities) in accordance with the Collaboration Agreement, Stock Purchase Agreement or Investor Agreement in each case who are under an obligation of confidentiality with respect to such information that is no less stringent than the terms of this Section 7.1; (ii) governmental or other Regulatory Authorities in order to obtain patents or perform its obligations or exploit its rights under the Collaboration Agreement, Stock Purchase Agreement or Investor Agreement, provided that such Confidential Information shall be disclosed only to the extent reasonably necessary to do so; (iii) the extent required by Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity; (iv) any bona fide actual or prospective acquirers, underwriters, investors, lenders or other financing sources and any bona fide actual or prospective collaborators or strategic partners and to consultants and advisors of such Party, in each case who are under an obligation or confidentiality with respect to such information that is no less stringent than the terms of this Section 7.1; and (v) to Third Parties to the extent a Party is required to do so pursuant to the terms of an In-License. If a Party is required by Law to disclose Confidential Information that is subject to the non-disclosure provisions of this Section 7.1, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure. Notwithstanding Section 7.1.1, Confidential Information that is required to be disclosed by Law shall remain otherwise subject to the confidentiality and non-use provisions of this Section 7.1. If either Party concludes that a copy of any of the Collaboration Agreement, Stock Purchase Agreement or Investor Agreement must be filed with the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States, such Party shall provide the other Party with a copy of such agreement showing any provisions hereof as to which the Party proposes to request confidential treatment, shall provide the other Party with an opportunity to comment on any such proposed redactions and to suggest additional redactions, and shall take such Party’s reasonable comments into consideration before filing such agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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7.1.3. Alnylam acknowledges that Genzyme may use Confidential Information of Alnylam for purposes of making investment and voting decisions with respect to the shares of Common Stock owned by Genzyme, provided that (i) Genzyme hereby acknowledges to Alnylam that Genzyme is aware that the United States securities laws prohibit any Person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities and (ii) Genzyme hereby acknowledges that it is are aware of the sanctions under the United States securities laws attaching to misuse or such improper disclosure of any material, non-public information relating to Alnylam.

7.1.4. Each Party recognizes that the value to the other Party of the transactions under the Collaboration Agreement, Stock Purchase Agreement and Investor Agreement depend, in part, on each Party protecting the secrecy of its Know-How. Therefore, without limiting any Party’s right’s right to license its Know-How, subject to the terms of the Collaboration Agreement, Stock Purchase Agreement or Investor Agreement, in any way it chooses, each Party shall use commercially reasonable efforts to protect the confidentiality of its Know-How as determined in such Party’s reasonable business judgment.

7.1.5. Notwithstanding any provision of the Collaboration Agreement to the contrary but subject to the occurrence of the Effective Date, Residual Knowledge shall not be considered Confidential Information for purposes of this Section 7.1.

7.2. Publication and Publicity.

7.2.1. Publication. Genzyme and Alnylam each acknowledge the other Party’s interest in publishing certain key results of the Collaboration. Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting trade secret information. Consequently, except for disclosures permitted pursuant to Section 7.1 (Nondisclosure Obligation) and 7.2.2 (Publicity), either Party wishing to make a publication or public presentation that contains the Confidential Information of the other Party shall deliver to the other Party a copy of the proposed written publication or presentation at least [***] days prior to submission for publication or presentation. The reviewing Party shall have the right (i) to propose modifications to the publication or presentation for patent reasons, trade secret reasons or business reasons, and the publishing Party shall remove all Confidential Information of the other Party if requested by the reviewing Party, or (ii) to request a reasonable delay in publication or presentation in order to protect patentable information. If the reviewing Party requests a delay, the publishing Party shall delay submission or presentation for a period of [***] days (or such shorter period as may be mutually agreed by the Parties) to enable the non-publishing Party to file patent applications protecting such Party’s rights in such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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information. With respect to any proposed publications or disclosures by investigators or academic or non-profit collaborators, such materials shall be subject to review under this Section 7.2.1 to the extent that Genzyme or Alnylam, as the case may be, has the right and ability (after using commercially reasonable efforts to obtain such right and ability) to do so.

7.2.2. Publicity. Except as set forth in Section 7.1 (Nondisclosure Obligation) and Section 7.2.1 (Publication) above and 7.3.2 (Press Release) below, the terms of any of the Collaboration Agreement, Stock Purchase Agreement or Investor Agreement may not be disclosed by either Party, and neither Party shall use the name, Trademark, trade name or logo of the other Party or its employees in any publicity, news release or disclosure relating to any of the Collaboration Agreement, Stock Purchase Agreement or Investor Agreement, its subject matter, or the activities of the Parties hereunder without the prior express written permission of the other Party, except as may be required by Law, including by the rules or regulations of the United States Securities and Exchange Commission, the French Financial Markets Authority, the French Prudential Supervisory Authority or similar regulatory agency in any country other than the United States or France or of any stock exchange or listing entity, or except as expressly permitted by the terms hereof.

7.3. Press Release.

7.3.1. Following the execution of the Collaboration Agreement, the Parties shall issue separate press releases in the forms set forth in Schedule 7.3 or such other forms mutually agreed by the Parties. After such initial press releases, except as provided in Section 7.3.2, neither Party shall issue a press release or public announcement relating to the Collaboration Agreement without the prior written approval of the other Party, which approval shall not be unreasonably withheld, conditioned or delayed, except that a Party may (i) once a press release or other public statement is approved in writing by both Parties, make subsequent public disclosure of the information contained in such press release or other written statement without the further approval of the other Party, and (ii) issue a press release or public announcement as required, in the reasonable judgment of such Party, by Law, including by the rules or regulations of the United States Securities and Exchange Commission, the French Financial Markets Authority, the French Prudential Supervisory Authority or similar regulatory agency in a country other than the United States or France or of any stock exchange or listing entity.

7.3.2. Notwithstanding anything in this Section 7.3 to the contrary, either Party may issue a press release or make a public disclosure relating to (i) the results of any Clinical Studies with respect to an Option Product, (ii) the exercise of an Option, (iii) the payment or receipt of a milestone payment under any License Terms with respect to a Collaboration Product and (iv) such Party’s Development, Manufacturing or Commercialization activities under any License Terms with respect to Collaboration

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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Products in such Party’s Territory, provided that such press release or public disclosure does not disclose Confidential Information of the other Party. Furthermore, either Party may issue a press release or make a public disclosure relating to the other Party’s Development, Manufacturing or Commercialization activities with respect to the Collaboration Products in the other Party’s Territory, provided that (i) such press release or public disclosure does not disclose Confidential Information of the other Party and (ii) such press release or public disclosure merely repeats subject matter previously disclosed by the other Party in a manner that is substantially consistent with such prior disclosure. Prior to making any such disclosure under this Section 7.3.2, however, the Party making the disclosure shall provide the other Party with a draft of such proposed disclosure a reasonable time (but at least [***] business days) prior to disclosure to allow the other Party to review and comment prior to making any such disclosure, for the other Party’s review and comment, and the disclosing Party shall consider in good faith any timely comments provided by the other Party. Notwithstanding the foregoing, except as expressly permitted by clause (i), (ii) or (iii) above and subject to clause (ii) of Section 7.3.1, Alnylam may not issue any other press release or make a public disclosure relating to Genzyme’s activities for any Global Licensed Product without the prior written consent of Genzyme.

8. REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1. Mutual Representations and Warranties as of the Execution Date. Each Party represents and warrants to the other Party that, as of the Execution Date:

8.1.1. such Party is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation;

8.1.2. such Party has all requisite corporate power and corporate authority to enter into the Collaboration Agreement and to carry out its obligations under the Collaboration Agreement;

8.1.3. all requisite corporate action on the part of such Party, its directors and stockholders required by applicable Law for the authorization, execution and delivery by such Party of the Collaboration Agreement, and the performance of all obligations of such Party under the Collaboration Agreement, has been taken;

8.1.4. the execution, delivery and performance of the Collaboration Agreement, and compliance with the provisions of the Collaboration Agreement, by such Party do not and shall not: (a) violate any provision of applicable Law or any ruling, writ, injunction, order, permit, judgment or decree of any Governmental Authority, (b) constitute a breach of, or default under (or an event which, with notice or lapse of time or both, would become a default under) or conflict with, or give rise to any right of termination, cancellation or acceleration of, any agreement, arrangement or instrument, whether

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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written or oral, by which such Party or any of its assets are bound, or (c) violate or conflict with any of the provisions of such Party’s organizational documents (including any articles or memoranda of organization or association, charter, bylaws or similar documents), except, in the case of subsections (a) and (b), as would not have or be reasonably likely to have a Material Adverse Effect (as defined in the Stock Purchase Agreement);

8.1.5. no consent, approval, authorization or other order of, or filing with, or notice to, any Governmental Authority or other Third Party is required to be obtained or made by such Party in connection with the authorization, execution and delivery by the Company of the Collaboration Agreement, except as required pursuant to the HSR Act; and

8.1.6. such Party has not entered into any agreement with any Third Party that grants such Third Party any rights that would be in conflict with the Collaboration Agreement following an siRNA becoming a Collaboration Product under the Collaboration Agreement.

8.2. Representations and Warranties of Alnylam. Except as provided in Schedule 8.2, Alnylam represent and warrants to Genzyme that, as of the Execution Date and, with respect to the representations in Sections 8.2.1, 8.2.2, 8.2.5, 8.2.7, 8.2.9 and 8.2.10 below, as of the Effective Date:

8.2.1. Alnylam is the sole and exclusive owner of, or otherwise Controls pursuant to an Existing Alnylam In-License, the Option Product Technology and the ALN-TTR Technology.

8.2.2. Alnylam has sufficient legal and/or beneficial title and ownership of, or sufficient license rights under, the Option Product Technology and ALN-TTR Technology to grant the licenses to such Option Product Technology and ALN-TTR Technology to Genzyme pursuant to the Collaboration Agreement.

8.2.3. (a) Schedule 1.2.22 (ALN-TTR Core Technology Patents), Schedule 1.2.24 (ALN-TTR Product-Specific Patents), Schedule 1.2.159 (Option Product Core Technology Patents) and Schedule 1.2.162 (Option Product-Specific Patents) collectively set forth a complete and accurate list of the ALN-TTR Patents and Option Product Patents owned, either solely or jointly, by Alnylam, and to Alnylam’s knowledge, Schedule 1.2.22 (ALN-TTR Core Technology Patents), Schedule 1.2.24 (ALN-TTR Product-Specific Patents), Schedule 1.2.159 (Option Product Core Technology Patents) and Schedule 1.2.162 (Option Product-Specific Patents) collectively set forth a complete and accurate list of the ALN-TTR Patents and Option Product Patents licensed, either exclusively or nonexclusively, to Alnylam, (b) to Alnylam’s knowledge, each issued ALN-TTR Patent and Option Product Patent remains in full force and effect and (c)

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Alnylam or its Affiliates have timely paid all filing and renewal fees payable with respect to such ALN-TTR Patents and Option Product Patents for which Alnylam controls prosecution and maintenance. Schedule 1.2.22 (ALN-TTR Core Technology Patents), Schedule 1.2.24 (ALN-TTR Product-Specific Patents), Schedule 1.2.159 (Option Product Core Technology Patents) and Schedule 1.2.162 (Option Product-Specific Patents) indicate whether each ALN-TTR Patent and Option Product Patent is owned exclusively by Alnylam, is owned jointly by Alnylam and one or more Third Parties, or is licensed to Alnylam. For each ALN-TTR Patent and Option Product Patent that is owned, but not owned exclusively, by Alnylam, or that is licensed to Alnylam, Schedule 1.2.22 (ALN-TTR Core Technology Patents), Schedule 1.2.24 (ALN-TTR Product-Specific Patents), Schedule 1.2.159 (Option Product Core Technology Patents) and Schedule 1.2.162 (Option Product-Specific Patents) identify the Third Party owner(s) and, if applicable, the Existing Alnylam In-License pursuant to which Alnylam Controls such ALN-TTR Patent or Option Product Patent. For each Option Product Core Technology Patent family (other than Patent Rights licensed from Isis Pharmaceuticals, Inc.) and each ALN-TTR Core Technology Patent family that is licensed, but not exclusively licensed, to Alnylam, Schedule 1.2.22 (ALN-TTR Core Technology Patents) or Schedule 1.2.159 (Option Product Core Technology Patents), as applicable indicates the non-exclusive nature of the license. For each Option Product-Specific Patent and ALN-TTR Product-Specific Patent that is licensed, but not exclusively licensed, to Alnylam, Schedule 1.2.24 (ALN-TTR Product-Specific Patents) or Schedule 1.2.162 (Option Product-Specific Patents), as applicable, indicates the non-exclusive nature of the license. Alnylam is the sole and exclusive owner of all Patent Rights identified in Schedule 1.2.22 (ALN-TTR Core Technology Patents), Schedule 1.2.24 (ALN-TTR Product-Specific Patents), Schedule 1.2.159 (Option Product Core Technology Patents) and Schedule 1.2.162 (Option Product-Specific Patents) as being owned exclusively by Alnylam and Controls all other Patent Rights identified on such schedules.

8.2.4. Schedule 1.2.82 (Existing Alnylam In-Licenses) sets forth a complete and accurate list of all agreements between Alnylam and a Third Party entered into prior to the Execution Date pursuant to which Alnylam Controls Know-How or Patent Rights that are necessary or useful to Develop, Manufacture or Commercialize ALN-TTR02, ALN-TTRsc or any Co-Co/Global Option Product in the Field, other than Additional Alnylam In-Licenses. [***].

8.2.5. Alnylam has complied with all applicable Laws, including any duties of candor to applicable patent offices, in connection with the filing, prosecution and maintenance of the ALN-TTR Patents and Option Product Patents.

8.2.6. To Alnylam’s knowledge, neither Alnylam nor its Affiliates are in breach or default under any Existing Alnylam In-License, and neither Alnylam nor its Affiliates have received any written notice of breach or default with respect to any Existing Alnylam In-License.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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8.2.7. Alnylam has obtained from all inventors of ALN-TTR Technology or Option Product Technology owned by Alnylam valid and enforceable agreements assigning to Alnylam each such inventor’s entire right, title and interest in and to all such ALN-TTR Technology or Option Product Technology, as applicable.

8.2.8. There is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to Alnylam’s knowledge, threatened against Alnylam or any of its Affiliates or (b) judgment or settlement against or owed by Alnylam or any of its Affiliates, in each case in connection with the ALN-TTR Technology or Option Product Technology.

8.2.9. Alnylam owns or Controls all Know-How that is or has been used by Alnylam in the Development and Manufacture of ALN-TTR02, ALN-TTRsc and the Option Products, and has sufficient legal or beneficial title and ownership of, or sufficient license rights under such Know-How to transfer Know-How to Genzyme as provided in Section 6.5 (Transfer of Manufacturing Know-How).

8.2.10. Alnylam has conducted all Development activities with respect to the Core Pipeline Programs currently in existence in compliance with all applicable Laws, including current governmental regulations concerning, GLP, good clinical practices and cGMP.

8.2.11. True and complete copies of the agreements set forth on Schedule 1.2.82 (Existing Alnylam In-Licenses) and Schedule 1.2.7 (Additional Alnylam In-Licenses), and all of the agreements relating to any Option Product, ALN-TTR02 or ALN-TTRsc have been made available to Genzyme through an electronic data room.

For purposes of this Section 8.2 and where indicated in Section 8.4 (Certain Covenants), with respect to each instance of Option Product Technology, Option Product Patents, Option Product Core Technology Patents and Option Product-Specific Patents and Option Products, those definitions shall be limited to the Existing Core Option Products.

8.3. Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE COLLABORATION AGREEMENT, STOCK PURCHASE AGREEMENT OR INVESTOR AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY, COLLABORATION PRODUCT, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THE COLLABORATION AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY COLLABORATION PRODUCT PURSUANT TO THE COLLABORATION AGREEMENT SHALL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO ANY COLLABORATION PRODUCT SHALL BE ACHIEVED.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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8.4. Certain Covenants.

8.4.1. Compliance. Each Party and its Related Parties shall conduct the Collaboration and the Development, Manufacture and Commercialization of the Collaboration Products and any Option Products from the Core Pipeline Programs in material compliance with all applicable Laws, including current governmental regulations concerning GLP, good clinical practices and cGMP.

8.4.2. Clarifying Amendments. [***]. For clarity, such amendment will be an Existing Alnylam In-License for all purposes of the Collaboration Agreement.

8.4.3. Retention of Title. During the Option Period, Alnylam shall retain and maintain sufficient legal and/or beneficial title and ownership of, or sufficient license rights under, any Option Product Technology relating to a Core Pipeline Program to enable Alnylam to grant the licenses and rights to such Option Product Technology that would be granted to Genzyme under, and as reasonably necessary to practice, such Option Product Technology under the applicable License Terms if Genzyme exercised an Option with respect to such Option Product. Without limiting the generality of the foregoing, during the Option Period, Alnylam shall not sell, transfer, lease or otherwise dispose of any Option Product Technology, except to the extent expressly permitted under the Collaboration Agreement or to grant a security interest, lien or other encumbrance in, on or to any Option Product Technology as part of a financing transaction.

8.4.4. Know-How. Alnylam shall not use any Know-How that it does not Control in the Development or Manufacture of Option Products from the Core Pipeline Programs. Alnylam shall obtain sufficient legal or beneficial title and ownership of, or beneficial title and ownership of, or sufficient rights under, and as reasonably necessary to practice, any Know-How that is used by Alnylam in the Development or Manufacture of Option Products from the Core Pipeline Programs to grant the licenses and rights to such Know-How that would be granted to Genzyme pursuant to the applicable License Terms if Genzyme exercised an Option with respect to an Option Product from the Core Pipeline Programs.

8.4.5. In-Licenses. Alnylam shall use commercially reasonable efforts to maintain Control of all Know-How and Patent Rights licensed to Alnylam under the Existing Alnylam In-Licenses and Additional Alnylam In-Licenses that would be necessary or useful for Genzyme to Develop, Manufacture and/or Commercialize any Option Product in the Field in the Genzyme Territory pursuant to the License Terms that

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would apply to such Option Product if Genzyme exercised an Option for such Option Product. Alnylam shall use commercially reasonable efforts not to materially breach or be in material default under any of its obligations under any Alnylam In-License. Alnylam will not voluntarily amend or terminate any Alnylam In-License in a manner that would terminate rights that would be sublicensed to Genzyme if Genzyme exercised an Option with respect to an Option Product, other than Additional Alnylam In-Licenses. Alnylam will update Schedule 1.2.82 (Existing Alnylam In-Licenses) if, prior to the Effective Date, Alnylam enters into any agreement pursuant to which Alnylam Controls Patent Rights or Know-How necessary or useful to Develop, Manufacture or Commercialize any Option Product (where such term is limited for these purposes in accordance with the last sentence of Section 8.2), ALN-TTR02 or ALN-TTRsc in the Field in the Genzyme Territory.

8.4.6. No Debarment. Each Party shall commercially reasonable efforts to not use, in any capacity in connection with the Collaboration or the performance of its obligations under the Collaboration Agreement, any Person that has been debarred pursuant to Section 306 of the United States Federal Food, Drug, and Cosmetic Act, as amended, or that is the subject of a conviction described in such section. Each Party agrees to inform the other Party in writing immediately if it or any Person that is performing activities in the Collaboration or under the Collaboration Agreement, is debarred or is subject to debarment or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of the notifying Party’s knowledge, is threatened, relating to the debarment or conviction of the notifying Party or any Person or entity used in any capacity by such Party or any of its Affiliates in connection with the Collaboration or the performance of its other obligations under the Collaboration Agreement.

8.4.7. [***].

8.4.8. Potential License Agreements. [***].

8.4.9. [***].

8.4.10. Contractual Obligations. If any ALN-TTR Technology or Option Product Technology is subject to any funding agreement with any government or Governmental Authority or subject to any other agreement under which requirements and obligations will apply to Genzyme under the Collaboration Agreement, then, at Genzyme’s request, Alnylam will use commercially reasonable efforts, at Genzyme’s expense, to secure a waiver of any requirements or obligations of Genzyme under such agreements.

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8.4.11. [***].

9. ROYALTY REPORTS; PAYMENTS; AUDIT

9.1. Reports; Payment of Royalty. During the Term, following the First Commercial Sale of any Collaboration Product by or on behalf of a Party in such Party’s Territory under the applicable License Terms, such Party shall furnish to the other Party a written report within [***] days after the end of each Calendar Quarter showing, on a Collaboration Product-by-Collaboration Product and country-by-country basis [***]. Except as expressly provided in the Collaboration Agreement, all payments by one Party to the other Party under the Collaboration Agreement shall be non-refundable and non-creditable and not subject to set-off. Royalties shown to have accrued by each royalty report shall be due and payable [***] days following the date such royalty report is due. In addition, each Party selling a Collaboration Product shall prepare and deliver to the other Party any additional reports for sales in such selling Party’s Territory as required under any applicable Existing Genzyme In-Licenses, Existing Alnylam In-Licenses or Collaboration In-Licenses.

9.2. Audits.

9.2.1. On a Collaboration Product-by-Collaboration Product basis, upon the written request of a Party and not more than once in each Calendar Year, the other Party and its Related Parties shall permit an independent certified public accounting firm of internationally-recognized standing selected by the requesting Party and reasonably acceptable to the other Party, at the requesting Party’s expense except as set forth below, to have access during normal business hours to such of the records of the other Party as may be reasonably necessary to verify the accuracy of the royalty and other amounts payable or reports under the Collaboration Agreement in respect of such Collaboration Product (including Global R&D Costs (as defined in any of the License Terms) and Cost of Goods but excluding S&M Costs (as defined in the Co-Co License Terms)) for any year ending not more than [***] years prior to the date of such request for the sole purpose of verifying the basis and accuracy of payments made under the applicable License Terms in respect of such Collaboration Product. Notwithstanding the foregoing, a Party may not make more than [***] in a Calendar Year, [***].

9.2.2. If such accounting firm identifies a discrepancy made during such period, the appropriate Party shall pay the other Party the amount of the discrepancy, together with late-payment interest in accordance with Section 9.4 (Late Payments), within [***] days after the date the requesting Party delivers to the other Party such accounting firm’s written report so concluding, or as otherwise agreed by the Parties in writing. The fees charged by such accounting firm shall be paid by the requesting Party, unless such discrepancy represents an underpayment by the other Party of at least [***], on a Collaboration Product-by-Collaboration Product basis, of the total amounts due in respect of such Collaboration Product in the audited period, in which case such fees shall be paid by the other Party.

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9.2.3. Each Party shall comply with all applicable audit requirements in the In-Licenses and shall include in each sublicense granted by it pursuant to the License Terms a provision requiring any Sublicensee (as defined under the applicable License Terms) to make reports to the Party that is party to such In-License, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by the independent accountant of the Party that is party to such In-License to the same extent required of a Party under the Collaboration Agreement.

9.2.4. Unless an audit for such year has been commenced prior to and is ongoing upon the [***] anniversary of the end of such year, the calculation of royalties, expense reimbursement and other payments payable with respect to such year shall be binding and conclusive upon both Parties, and each Party and its Related Parties shall be released from any further liability or accountability with respect to such royalties or expense reimbursement for such year.

9.2.5. Each Party shall treat all financial information subject to review under this Section 9.2 or under any sublicense agreement in accordance with the confidentiality and non-use provisions of Section 7 (Confidentiality and Publication), and shall cause its accounting firm to enter into a confidentiality agreement with the other Party or its Related Parties obligating it to retain all such information in confidence pursuant to such confidentiality agreement, which terms shall be no less stringent than the provisions of Section 7 (Confidentiality and Publication).

9.3. Payment Exchange Rate. All payments to be made under the Collaboration Agreement shall be made in United States dollars and shall be paid by bank wire transfer in immediately available funds to such bank account in the United States as may be designated in writing by the receiving Party from time to time. In the case of Net Sales made or expenses incurred by a Party and its Related Parties in currencies other than United States dollars during a Calendar Quarter, the rate of exchange to be used in computing the amount of United States dollars due shall be the rate of exchange utilized by such Party in its worldwide accounting system and calculated in accordance with GAAP.

9.4. Late Payments. Any amount owed by a Party to the other Party under the Collaboration Agreement that is not paid on or before the date such payment is due shall bear interest at a rate per annum equal to the lesser of (a) [***] or (b) the highest rate permitted by Law, calculated on the number of days such payments are paid after such payments are due and compounded monthly.

9.5. Blocked Payments. If, by reason of Laws in any jurisdiction in a Party’s Territory, it becomes impossible or illegal for a Party to transfer milestone payments, royalties or other payments under the Collaboration Agreement to the other Party, the payor shall promptly notify the payee. During any such period described above, the payor shall deposit such payments in local currency in the relevant jurisdiction to the credit of the payee in a recognized banking institution designated by the payee or, if none is designated by the payee within a period of [***] days, in a recognized banking institution selected by the payor and identified in a written notice given to the payee.

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9.6. Taxes. If a timely and appropriately completed and executed Internal Revenue Service Form W-9 is provided by the receiving Party to the paying Party, the Parties acknowledge and agree that no United States tax withholding shall be applied with respect to any milestone payments due under any License Terms. Each Party shall use reasonable efforts to minimize tax withholding on payments made to the other Party. Notwithstanding such efforts, if such Party concludes that tax withholdings under the Laws of any country are required with respect to payments to the other Party, such Party shall first notify the other Party and provide such Party with [***] days to determine whether there are actions such receiving Party can undertake to avoid such withholding. During this notice period, the paying Party shall refrain from making such payment until the receiving Party instructs the paying Party that (a) the receiving Party intends to take actions (satisfactory to both Parties) that shall obviate the need for such withholding, in which case the paying Party shall make such payment only after it is instructed to do so by the receiving Party, or (b) the paying Party should make such payment and withhold the required amount and pay it to the appropriate Governmental Authority. In such case, the withholding Party shall promptly provide the other Party with copies of receipts or other evidence reasonably required and sufficient to allow the other Party to document such tax withholdings adequately for purposes of claiming foreign tax credits and similar benefits. The Parties shall cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable Law, in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment. The Parties shall cooperate to minimize such taxes in accordance with applicable Laws, including using reasonable efforts to access the benefits of any applicable treaties. [***].

10. INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE

10.1. General Indemnification by Genzyme. Genzyme shall indemnify, hold harmless and defend Alnylam, its Related Parties, and their respective directors, officers, employees and agents (“Alnylam Indemnitees”) from and against any and all Third Party claims, suits, losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys’ fees and litigation expenses) (collectively, “Losses”) arising out of or resulting from, directly or indirectly, (a) any breach of, or inaccuracy in, any representation or warranty made by Genzyme in the Collaboration Agreement, or any breach or violation of any covenant or agreement of Genzyme in or in the performance of the Collaboration Agreement, or (b) the negligence or willful misconduct by or of Genzyme and its Related Parties, and their respective directors, officers, employees and agents in the performance of Genzyme’s obligations under the Collaboration Agreement. Genzyme shall have no obligation to indemnify the Alnylam Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any breach of, or inaccuracy in, any representation or warranty made by Alnylam in the

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Collaboration Agreement, or any breach or violation of any covenant or agreement of Alnylam in or in the performance of the Collaboration Agreement, or the negligence or willful misconduct by or of any of the Alnylam Indemnitees, or matters for which Alnylam is obligated to indemnify Genzyme under Section 10.2 (General Indemnification by Alnylam) or 10.3 (Product Liability).

10.2. General Indemnification by Alnylam. Alnylam shall indemnify, hold harmless, and defend Genzyme, its Related Parties and their respective directors, officers, employees and agents (“Genzyme Indemnitees”) from and against any and all Losses arising out of or resulting from, directly or indirectly, (a) any breach of, or inaccuracy in, any representation or warranty made by Alnylam in the Collaboration Agreement, or any breach or violation of any covenant or agreement of Alnylam in or in the performance of the Collaboration Agreement, (b) the negligence or willful misconduct by or of Alnylam and its Related Parties, and their respective directors, officers, employees and agents in the performance of Alnylam’s obligations under the Collaboration Agreement or (c) any infringement (including induced infringement) of any of the Patent Rights identified on Schedule 10.2 (Identified Patent Rights) arising from the Development, Manufacture or Commercialization of a Collaboration Product by Genzyme or its Affiliates. Alnylam shall have no obligation to indemnify the Genzyme Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any breach of, or inaccuracy in, any representation or warranty made by Genzyme in the Collaboration Agreement, or any breach or violation of any covenant or agreement of Genzyme in or in the performance of the Collaboration Agreement, or the negligence or willful misconduct by or of any of the Genzyme Indemnitees, or matters for which Genzyme is obligated to indemnify Alnylam under Section 10.1 (General Indemnification by Genzyme) or 10.3 (Product Liability).

10.3. Product Liability. Subject to any Supply Agreements, any Losses arising out of Third Party product liability claims arising from the Development or Commercialization of Collaboration Products shall be (a) borne by Genzyme, to the extent such Losses were incurred with respect to the Development or Commercialization by or on behalf of Genzyme or its Related Parties of a Regional Licensed Product in or for the Genzyme Territory, a Co-Co Licensed Product in or for the Genzyme Territory, or a Global Licensed Product anywhere in or for the world by or on behalf of Genzyme and its Related Parties, (b) be borne by Alnylam, to the extent such Losses were incurred with respect to Development or Commercialization of a Regional Licensed Product in or for the Alnylam Territory by or on behalf of Alnylam and its Related Parties, and (c) be borne fifty percent (50%) by each of Genzyme and Alnylam, to the extent such Losses were incurred with respect to Development or Commercialization by or on behalf of Alnylam or its Related Parties of a Co-Co Licensed Product in or for the Alnylam Territory. The Party bearing such Losses in accordance with the immediately preceding sentence shall indemnify, hold harmless and defend the other Party and its Related Parties and their respective directors, officers, employees and agents from and against such Losses.

10.4. Indemnification Procedure. In the event of any such claim against any Genzyme Indemnitee or Alnylam Indemnitee (individually, an “Indemnitee”), the indemnified Party shall promptly notify the other Party in writing of the claim and the indemnifying Party

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shall manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnitee shall cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party shall not be liable for any settlements, litigation costs or expenses incurred by any Indemnitee without the indemnifying Party’s written authorization. Notwithstanding the foregoing, if the indemnifying Party believes that any of the exceptions to its obligation of indemnification of the Indemnitees set forth in Sections 10.1 (General Indemnification by Genzyme), 10.2 (General Indemnification by Alnylam) or 10.3 (Product Liability) may apply, the indemnifying Party shall promptly notify the Indemnitees, which shall then have the right to be represented in any such action or proceeding by separate counsel at their expense, provided that the indemnifying Party shall be responsible for payment of such expenses if the Indemnitees are ultimately determined to be entitled to indemnification from the indemnifying Party for the matters to which the indemnifying Party notified the Indemnitees that such exception(s) may apply.

10.5. Limitation of Liability. NEITHER PARTY HERETO SHALL BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THE COLLABORATION AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THE COLLABORATION AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT AS A RESULT OF A PARTY’S WILLFUL MISCONDUCT OR A BREACH OF SECTION 3.6 (EXCLUSIVITY DURING OPTION PERIOD), SECTION 7 (CONFIDENTIALITY AND PUBLICATION), SECTION 10.4.1 OF THE CO-CO LICENSE TERMS (EXCLUSIVITY), SECTION 9.4.1 OF THE GLOBAL LICENSE TERMS (EXCLUSIVITY) OR SECTION 8.4.1 OF THE REGIONAL LICENSE TERMS (EXCLUSIVITY). NOTHING IN THIS SECTION 10.5 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY. NOTWITHSTANDING THE FOREGOING, ALNYLAM SHALL NOT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF ANY BREACH OF SECTION 3.6 (EXCLUSIVITY DURING OPTION PERIOD) UNLESS GENZYME BRINGS AN ACTION SEEKING SUCH DAMAGES WITHIN SIX (6) MONTHS AFTER THE EARLIER OF THE DATE ON WHICH THE TRANSACTION BETWEEN ALNYLAM AND A THIRD PARTY ENTERED INTO IN BREACH OF SECTION 3.6 (EXCLUSIVITY DURING OPTION PERIOD) FIRST BECOMES PUBLICLY KNOWN OR THE DATE ON WHICH ALNYLAM NOTIFIES GENZYME OF SUCH TRANSACTION.

10.6. Insurance. Each Party shall maintain insurance during the Term and for a period of at least two (2) years after the last commercial sale of any Collaboration Product generated under the Collaboration, with a reputable, solvent insurer in an amount appropriate for its business and products of the type that are the subject of the Collaboration Agreement, and for its obligations under the Collaboration Agreement. Specifically, each Party shall maintain product liability insurance and clinical trial liability insurance with limits of at least [***] per occurrence and in annual aggregate. Upon request, each Party shall provide the other Party with evidence of the existence and maintenance of such insurance coverage.

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11. INTELLECTUAL PROPERTY

11.1. Prosecution and Maintenance of Patent Rights. Alnylam has the sole responsibility to, at Alnylam’s discretion and sole expense (except as provided below), file, conduct prosecution, and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Option Product Core Technology Patents and Option Product-Specific Patents, in Alnylam’s name. Notwithstanding the foregoing, Alnylam shall file Option Product-Specific Patents in the Genzyme Patent Jurisdictions and shall use commercially reasonable efforts to prosecute and maintain such Patent Rights in the Genzyme Patent Jurisdictions and shall timely pay all filing (including during the pendency of any Patent Right) and renewal fees payable with respect thereto [***].

11.2. Patent Prosecution Information Sharing. Alnylam shall consult with Genzyme, through the IP Committee, on its strategy for the preparation, filing, prosecution, and maintenance of the Option Product Patents and shall consider in good faith timely comments from Genzyme thereon. Alnylam shall furnish to Genzyme, through the IP Committee or via electronic mail or such other method as mutually agreed by the Parties, copies of documents received from outside counsel in the course of filing, prosecution or maintenance of or filed with the relevant national patent offices with respect to the filing, prosecution and maintenance of all Option Product Core Technology Patents and Option Product-Specific Patents within a reasonable time after filing of such documents.

11.3. In-Licenses.

11.3.1. Additional Alnylam In-Licenses. In the event that a Patent Right licensed to Alnylam under an Additional Alnylam In-License actually is or will be infringed by Genzyme’s Commercialization of a Collaboration Product in the Genzyme Territory or Genzyme’s Manufacture or Development of such Collaboration Product in accordance with the applicable License Terms, then such Additional Alnylam In-License will thereafter automatically be deemed to be an Existing Alnylam In-License on a Collaboration Product-by-Collaboration Product basis, and all rights granted to Alnylam thereunder will be deemed to be “Controlled” by Alnylam and sublicensed to Genzyme under the applicable License Terms, effective as of the later of (a) the date the applicable Patent Right issues or (b) the date that Genzyme’s Commercialization of such Collaboration Product in the Genzyme Territory or Genzyme’s Manufacture of Development of such Collaboration Product in accordance with this Master Agreement and the applicable License Terms would infringe such Patent Right in the absence of a license thereunder from Alnylam.

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11.3.2. Existing Alnylam In-Licenses. In the event that Alnylam fails to identify a Third Party agreement under which Alnylam Controls Know-How or Patent Rights that are necessary or useful to Develop, Manufacture or Commercialize a Collaboration Product, then the Parties will amend the Schedules to the applicable License Terms to include such agreements within the definition of Existing Alnylam In-License or Additional Alnylam In-License. In any event, any Potential Alnylam In-License under which Alnylam Controls Know-How or Patent Rights that are necessary or useful to Develop, Manufacture or Commercialize a Collaboration Product will be deemed to be an Existing Alnylam In-License regardless of whether it is entered into before or after the Implementation Date for such Collaboration Product.

11.3.3. Collaboration In-Licenses.

11.3.3.1. Proposed In-Licenses. In the event that either Party desires to enter into an agreement with a Third Party pursuant to which such Party would acquire a license under any Patent Rights that are necessary or useful to Develop, Manufacture or Commercialize any Collaboration Product (a “Proposed In-License”), then such Party shall deliver a written notice to the other that may include the identity of such Third Party, a description of such Patent Rights and any proposed terms of such Proposed In-License (a “Proposed In-License Notice”) [***]. Within [***] days of delivery of the Proposed In-License Notice, the IP Committee shall meet to discuss the Proposed In-License and the proposing Party shall consider in good faith comments from the other Party. If the proposing Party enters into the Proposed In-License, and the non-proposing Party wishes to obtain a sublicense under such Proposed In-License, then the Proposed In-License shall be deemed to be a “Collaboration In-License” for all purposes under the Collaboration Agreement. For the sake of clarity, if the non-proposing Party does not wish to obtain a sublicense under a Proposed In-License, then none of the rights granted to the proposing Party thereunder will be deemed to be “Controlled” by the proposing Party and, if the proposing Party (or any of its sublicensees thereunder) has rights to enforce any Patent Rights licensed to the proposing Party thereunder, the proposing Party shall have the right to enforce such Patent Rights against the non-proposing Party.

11.3.3.2. Requirements for Collaboration In-Licenses. In entering into any Collaboration In-License (or Potential Alnylam In-License, in the case of Alnylam), each Party shall [***]. Any Patent Rights licensed to a Party under a Collaboration In-License shall be deemed to be Controlled by such Party for all purposes under the License Terms. The Party entering into a Collaboration In-License must notify the other Party promptly and provide the other Party with a copy of such Collaboration In-License.

11.3.3.3. [***].

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11.3.4. Payments under In-Licenses.

11.3.4.1. In-Licenses that are not Collaboration In-Licenses.

(a) Except as provided under the Co-Co License Terms, Alnylam shall bear [***] of any Third Party License Payments that become payable during the Term under any (i) Existing Alnylam In-License or (ii) Potential Alnylam In-License that is entered into after the Execution Date that becomes an Existing Alnylam In-License pursuant to Section 11.3.2 (Existing Alnylam In-Licenses).

(b) Subject to Section 11.3.5 (Royalty Stacking), Genzyme shall bear [***] of any Third Party License Payments that become payable under any Existing Genzyme In-License or any Un-Blocking Genzyme In-License during the Term.

11.3.4.2. Collaboration In-Licenses. Any Third Party License Payment that becomes payable under any Collaboration In-License (other than a Potential Alnylam In-License) shall be allocated between the Parties as follows:

(a) if such Third Party License Payment becomes payable as a result of a Party’s activities under the License Terms with respect to a Collaboration Product and is either (i) [***] (a “Collaboration Product-Specific Payment”); and

(b) if such Third Party License Payment is not a Collaboration Product-Specific Payment, then [***].

(c) If the Parties cannot agree on whether a Third Party License Payment is a Collaboration Product-Specific Payment or not, or how to allocate a Third Party License Payment that is not a Collaboration Product-Specific Payment, the Parties shall submit the matter to the AJSC for resolution. If the AJSC cannot resolve the matter within [***] days of it being referred to them, the Parties shall submit the matter [***]. If the Party that is not a party to the Collaboration In-License disagrees with the allocation of a Third Party License Payment pursuant to this Section 11.3.4.2(c), then such Party may elect not to take a sublicense under such Collaboration In-License, in which case none of the rights granted to the other Party thereunder will be deemed to be “Controlled” by the other Party and, if the other Party has rights to enforce any Patent Rights licensed to such other Party thereunder, such other Party (or any of its sublicensees thereunder) shall have the right to enforce such Patent Rights against such Party.

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11.3.4.3. [***].

11.3.4.4. To the extent not otherwise deducted from payments by one Party to the other Party when determining Net Sales of any Collaboration Product and without duplication of Genzyme’s rights under Section 11.3.5 (Royalty Stacking), either Party that advances any payment for which the other Party is actually responsible under this Section 11.3.4 shall invoice the other Party for such advanced amount on a quarterly basis. The Party receiving such invoice shall make payment of such amount to the invoicing Party within [***] days of the date of such invoice and otherwise in accordance with Section 9 (Royalty Reports; Payments; Audits) of this Master Agreement.

11.3.5. [***].

11.3.6. Amendments to In-Licenses. If a Party amends an In-License to which it is a Party in a manner that increases the royalty payable by the other Party under such In-License without the prior written consent of the other Party, such Party shall be solely responsible for any such additional payments due under such In-License.

11.3.7. Stand-by Licenses. Upon Genzyme’s reasonable request during the Term, Alnylam shall reasonably cooperate in good faith with Genzyme’s efforts to obtain stand-by license agreements related to any Collaboration Product with respect to any Alnylam In-License, pursuant to which, upon termination of the relevant In-License, Genzyme would receive a direct license from the applicable Third Party licensor under any Patent Rights and Know-How that are sublicensed to Genzyme pursuant to the Collaboration Agreement. Such stand-by license agreement will be in a form approved in advance by Alnylam. Any costs incurred by Alnylam in cooperating with Genzyme’s efforts to obtain any such stand-by license agreement shall be reimbursed by Genzyme.

11.3.8. Breach or Termination of In-Licenses. In the event that (a) a Party receives notice of an alleged breach by such Party under an In-License to which it is a party, or (b) a Party intends to terminate an In-License to which it is a party, then such Party shall promptly, but in no event less than ten (10) days thereafter, provide written notice thereof to the other Party.

11.4. Common Interest. All information exchanged between the Parties representatives regarding the preparation, filing, prosecution, maintenance, or enforcement of the Patents Rights under this Section 11 will be deemed Confidential Information. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution, maintenance and enforcement of the Patents Rights under this Section 11, the interests of the Parties as collaborators and licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Master Agreement constitutes a waiver of, any legal privilege concerning the Patents Rights under this Section 11, including privilege under the common interest doctrine and similar or related doctrines.

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12. TERM AND TERMINATION

12.1. Term. The Collaboration Agreement shall be effective as of the Execution Date and, unless terminated earlier pursuant to Section 12.2 (Termination Rights), the Collaboration Agreement shall continue in effect until the later of (i) the expiration of the last to expire of the Option Periods and (ii) the last to expire of the License Terms (“Term”).

12.2. Termination Rights. This Master Agreement may not be terminated by either Party except as provided in this Section 12.2.

12.2.1. Termination for Convenience. Genzyme shall have the right to terminate the Collaboration Agreement in its entirety at any time after the Execution Date on six (6) months’ prior written notice to Alnylam, provided that any such termination for convenience of the Collaboration Agreement shall automatically be treated, without any other action or notice required of either Party, as a termination for convenience of each License Terms under Sections 10.2.1, 12.2.1 and 11.2.1 of the Regional License Terms, the Co-Co License Terms and the Global License Terms, respectively, and provided further that if termination under any such License Terms is not then possible, then Genzyme shall not have any right to terminate under this Section 12.2.1.

12.2.2. Termination of License Terms for Cause. The rights to a Collaboration Product under the applicable License Terms may be terminated for cause during the Term on a Collaboration Product-by-Collaboration Product basis pursuant Sections 10.2.2, 12.2.2 and 11.2.2 of the Regional License Terms, the Co-Co License Terms and the Global License Terms, respectively, as applicable.

12.2.3. Termination of this Master Agreement for Cause. This Master Agreement may be terminated at any time during the Term upon written notice by either Party if the other Party is in material breach of its obligations hereunder and has not cured such breach within thirty (30) days in the case of a payment breach, or within ninety (90) days in the case of all other breaches, after notice requesting cure of the breach; provided, however, that if any breach other than a payment breach is not reasonably curable within ninety (90) days and if a Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional ninety (90) days, in order to permit such Party a reasonable period of time to cure such breach; provided, further, that in the event that the breach relates to a dispute between the Parties regarding Alnylam’s obligations to use commercially reasonable efforts to undertake the Development of Option Products from its Core Pipeline Programs and Alnylam disputes whether it has breached such obligation or whether such breach gives Genzyme the right to terminate this Master Agreement and initiates a legal action against Genzyme to resolve such dispute within the foregoing ninety (90) day cure period, then this Master Agreement shall not terminate during the pendency of such legal action; provided that if Alnylam is found in an unappealable decision by a court of

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competent jurisdiction or an appealable decision of a court of competent jurisdiction that has not been appealed in the time allowed for an appeal in such legal action to have materially breached this Master Agreement or if Alnylam admits in such legal action or settlement thereof that it has materially breached this Master Agreement then this Master Agreement shall terminate immediately following the Parties’ receipt of such decision or immediately following such admission, as applicable.

12.2.4. Challenges of Patent Rights. If, during the Term, Genzyme or any of its Affiliates (a) commences or participates in any action or proceeding (including any patent opposition or re-examination proceeding), or otherwise asserts any claim, challenging or denying the validity or enforceability of any claim of the Alnylam Core Technology Patents (as defined in any of the License Terms) that Covers any siRNA in any Option Product or Collaboration Product or is licensed by Genzyme under any License Terms or (b) actively assists any other Person in bringing or prosecuting any action or proceeding (including any patent opposition or re-examination proceeding) challenging or denying the validity or enforceability of any claim of such Patent Rights (each of (a) and (b), a “Patent Challenge”), then, to the extent permitted by the applicable Laws, Alnylam shall have the right, exercisable within sixty (60) days following receipt of notice regarding such Patent Challenge, in its sole discretion, to give notice to Genzyme that Alnylam may terminate the Collaboration Agreement ninety (90) days following such notice (or such longer period as Alnylam may designate in such notice), and, unless Genzyme or such Affiliate withdraws or causes to be withdrawn all such challenge(s) (or in the case of ex-parte proceedings, multi-party proceedings, or other Patent Challenges that Genzyme or Genzyme’s Affiliates do not have the power to unilaterally withdraw or cause to be withdrawn, Genzyme and Genzyme’s Affiliates cease actively assisting any other party to such Patent Challenge and, to the extent Genzyme or a Genzyme Affiliate is a party to such Patent Challenge, it withdraws from such Patent Challenge) within such ninety (90)-day period, Alnylam shall have the right to terminate the Collaboration Agreement by providing written notice thereof to Genzyme. The foregoing sentence shall not apply (i) with respect to any claim of an Alnylam Core Technology Patent that Covers any siRNA in any Option Product or Collaboration Product or is licensed by Genzyme under any License Terms that Alnylam first asserts against Genzyme or any of its Affiliates where the Patent Challenge is made in defense of such assertion, or (ii) with respect to any Patent Challenge commenced by a Third Party that after the Execution Date acquires or is acquired by Genzyme or its Affiliates or its or their business or assets, whether by stock purchase, merger, asset purchase or otherwise, but only with respect to Patent Challenges commenced prior to the closing of such acquisition.

12.3. Effect of Termination.

12.3.1. Termination of Collaboration Agreement for Convenience. Without limiting any other legal or equitable remedies that either Party may have, if the Collaboration Agreement is terminated by Genzyme pursuant to Section 12.2.1

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(Termination for Convenience) then (a) this Master Agreement and all Options granted to Genzyme hereunder shall terminate and (b) each of the License Terms shall terminate and the consequences of termination of the entire License Terms for convenience set forth in each of the License Terms shall apply.

12.3.2. Termination of Master Agreement for Cause. Without limiting any other legal or equitable remedies that either Party may have, if this Master Agreement is terminated by either Party pursuant to Section 12.2.3 (Termination of this Master Agreement for Cause), then (a) each of the License Terms shall survive and (b) this Master Agreement and all Options granted to Genzyme hereunder shall terminate, provided that any terms of this Master Agreement applicable to any Collaboration Product that is subject to any of the License Terms on the effective date of termination shall survive.

12.3.3. Termination of Collaboration Agreement for Patent Challenge. Without limiting any other legal or equitable remedies that either Party may have, if the Collaboration Agreement is terminated by Alnylam pursuant to Section 12.2.4 (Challenges of Patent Rights) then (a) this Master Agreement and all Options granted to Genzyme hereunder shall terminate and (b) each of the License Terms shall terminate and the consequences of termination of the entire License Terms for cause by Alnylam set forth in each of the License Terms shall apply.

12.3.4. Effect of Expiration or Termination; Survival. Expiration or termination of the Collaboration Agreement or this Master Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of the Collaboration Agreement or this Master Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under the Collaboration Agreement or this Master Agreement, as applicable, prior to expiration or termination, including the obligation to pay royalties for the Collaboration Product sold prior to such expiration or termination or other payments under the Collaboration Agreement. The provisions of Sections 1 (Definitions), 7 (Confidentiality and Publication), 9 (Royalty Reports; Payments; Audit), 10 (Indemnification; Limitation of Liability; Insurance), 12 (Term and Termination) and 13 (Miscellaneous) shall survive any expiration or termination of the Collaboration Agreement and, in addition, the provisions of 2.1.3.3 (ROFN for CNS) and 3.1.2.4 (Improperly Designated Programs) shall survive any termination of the Collaboration Agreement by Genzyme pursuant to Section 12.2.3 (Termination of this Master Agreement for Cause). Except as otherwise set forth in this Section 12, upon termination or expiration of the Collaboration Agreement or this Master Agreement all rights and obligations of the Parties under the Collaboration Agreement or this Master Agreement, as applicable, shall cease.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

13. MISCELLANEOUS

13.1. Assignment. Except as provided in this Section 13.1, the Collaboration Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the written consent of the other Party. Notwithstanding the foregoing, either Party may, without the other Party’s written consent, assign the Collaboration Agreement and its rights and obligations hereunder in whole or in part to an Affiliate or to a party that acquires, by or otherwise in connection with, merger, sale of assets or otherwise, all or substantially all of the business of the assigning Party to which the subject matter of the Collaboration Agreement relates. The assigning Party shall remain responsible for the performance by its assignee of the Collaboration Agreement or any obligations hereunder so assigned. An assignment to an Affiliate shall terminate, and all rights so assigned shall revert to the assigning Party, if and when such Affiliate ceases to be an Affiliate of the assigning Party. Any purported assignment in violation of this Section 13.1 shall be void.

13.2. Governing Law. The Collaboration Agreement shall be construed and the respective rights of the Parties determined in accordance with the substantive Laws of the State of New York, notwithstanding any provisions of New York Law or any other Law governing conflicts of laws to the contrary, and the patent Laws of the relevant jurisdiction without reference to any rules of conflict of laws.

13.3. Jurisdiction. Each Party by its execution hereof, (a) hereby irrevocably submits to the jurisdiction of the United States District Court and state courts located in New York, New York for the purpose of any dispute arising between the Parties in connection with the Collaboration Agreement (each, an “Action”), except as otherwise expressly provided in the Collaboration Agreement; (b) hereby waives, to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Action, any claim that (i) it is not subject personally to the jurisdiction of the above-named court, (ii) its property is exempt or immune from attachment or execution, (iii) any such Action brought in the above-named court should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than the above-named court, or should be stayed by reason of the pendency of some other proceeding in any other court other than the above-named court, or (iv) the Collaboration Agreement or the subject matter hereof may not be enforced in or by such court; and (c) hereby agrees not to commence any such Action other than before the above-named court. Notwithstanding the previous sentence a Party may commence any Action in a court other than the above-named court solely for the purpose of enforcing an order or judgment issued by the above-named court.

13.4. Venue. Each Party agrees that for any Action between the Parties arising in whole or in part under or in connection with the Collaboration Agreement, such Party bring Actions only in the federal courts of the United States of America located in New York, New York and any appellate court having jurisdiction over appeals from such courts. Each Party further waives any claim and shall not assert that venue should properly lie in any other location within the selected jurisdiction.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

13.5. Entire Agreement; Amendments. The Collaboration Agreement contains the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral, including, effective as of the Effective Date, that Mutual Confidential Disclosure Agreement between the Parties dated as of August 27, 2009, as amended through the Execution Date (provided that all information disclosed or exchanged under such agreement will be treated as Confidential Information hereunder). This Master Agreement (other than the Appendices and Schedules attached hereto) may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto. The Appendices and Schedules attached hereto may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto, except to the extent expressly provided in the Collaboration Agreement.

13.6. Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into the Collaboration Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalid, illegal or unenforceable of one or several provisions of the Collaboration Agreement shall not affect the validity of the Collaboration Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to the Collaboration Agreement that it is to be reasonably assumed that the Parties would not have entered into the Collaboration Agreement without the invalid, illegal or unenforceable provisions.

13.7. Headings. The captions to the Sections hereof are not a part of the Collaboration Agreement, but are merely for convenience to assist in locating and reading the several Sections hereof.

13.8. Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of the Collaboration Agreement. Accordingly, the rule of construction that any ambiguity in the Collaboration Agreement shall be construed against the drafting Party shall not apply.

13.9. Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa); (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation” and shall not be interpreted to limit the provision to which it relates; (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time

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MASTER AGREEMENT

amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (e) any reference herein to any Person shall be construed to include the Person’s successors and assigns; (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Master Agreement or any of the License Terms in each of their entirety, as the context requires, and not to any particular provision hereof; (g) all references herein to Sections, Appendices or Schedules shall be construed to refer to Sections, Appendices or Schedules of this Master Agreement, and references to this Master Agreement include all Schedules hereto (but not Appendices); (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under the Collaboration Agreement; (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging); (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof; and (k) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “and/or.”

13.10. No Implied Waivers; Rights Cumulative. No failure on the part of Alnylam or Genzyme to exercise, and no delay in exercising, any right, power, remedy or privilege under the Collaboration Agreement, or provided by statute or at Law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of the Collaboration Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

13.11. Notices. All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Alnylam, to:	Alnylam Pharmaceuticals, Inc. 300 Third Street Cambridge, Massachusetts 02142 Attention: Vice President - Legal Facsimile No.: (617) 551-8101

With a copy to:	Goodwin Procter LLP Exchange Place 53 State Street Boston, Massachusetts 02109 Attention: Kingsley L. Taft, Esq. Facsimile No.: (617) 523-1231

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MASTER AGREEMENT

If to Genzyme, to:	Genzyme Corporation 500 Kendall Street Cambridge, Massachusetts 02142 Attention: Head of Rare Diseases Business Unit Facsimile No.: (617) 374-2424

With a copy to:	Genzyme Corporation 500 Kendall Street Cambridge, Massachusetts 02142 Attention: General Counsel Facsimile No.: (617) 252-7553

And to:	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600 Attention: David M. McIntosh, Esq. Facsimile No.: (617) 235-0507

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. In addition, each Party shall deliver a courtesy copy to the other Party’s Alliance Manager concurrently with such notice. Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by facsimile on a business day (or if delivered or sent on a non-business day, then on the next business day); (b) on receipt if sent by overnight courier; or (c) on receipt if sent by mail.

13.12. Compliance with Export Regulations. Neither Party shall export any technology licensed to it by the other Party under the Collaboration Agreement except in compliance with U.S. export Laws and regulations.

13.13. Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached the Collaboration Agreement for failure or delay in performing any obligation under the Collaboration Agreement to the extent that such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.

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MASTER AGREEMENT

13.14. Independent Parties. It is expressly agreed that Alnylam and Genzyme shall be independent contractors and that the relationship between Alnylam and Genzyme shall not constitute a partnership, joint venture or agency. Alnylam shall not have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on Genzyme, without the prior written consent of Genzyme, and Genzyme shall not have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on Alnylam without the prior written consent of Alnylam.

13.15. Counterparts. The Agreement may be executed in two or more counterparts, including by facsimile or PDF signature pages, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.16. Performance by Affiliates.

13.16.1. Use of Affiliates. Each Party acknowledges and accepts that the other Party may exercise its rights and perform its obligations under this Master Agreement either directly or through one or more of its Affiliates. A Party’s Affiliates will have the benefit of all rights (including all licenses) of such Party under this Master Agreement. Accordingly, in this Master Agreement “Genzyme” will be interpreted to mean “Genzyme and/or its Affiliates” and “Alnylam” will be interpreted to mean “Alnylam and/or its Affiliates” where necessary to give each Party’s Affiliates the benefit of the rights provided to such Party in this Master Agreement; provided, however, that in any event each Party will remain responsible for the acts and omissions, including financial liabilities, of its Affiliates.

13.16.2. Future Acquisition of a Party or its Business. [***].

13.17. Binding Effect; No Third Party Beneficiaries. As of the Execution Date, the Collaboration Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and permitted assigns. Except as expressly set forth in the Collaboration Agreement, no Person other than the Parties and their respective Affiliates and permitted assignees hereunder shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of the Collaboration Agreement.

[THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the Parties have executed this Master Agreement as of the Execution Date.

GENZYME CORPORATION		ALNYLAM PHARMACEUTICALS, INC.

BY:	/s/ David Meeker	BY:	/s/ John M. Maraganore
NAME: David Meeker, M.D. TITLE: President and Chief Executive Officer			NAME: John M. Maraganore, Ph.D. TITLE: Chief Executive Officer

Signature page to the Master Collaboration Agreement

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MASTER AGREEMENT

Schedule 1.2.7

ADDITIONAL ALNYLAM IN-LICENSES

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

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MASTER AGREEMENT

Schedule 1.2.21

ALN-AT3

ALN-AT3 is an investigational ribonucleic acid interference (RNAi) therapeutic agent that is comprised of active pharmaceutical ingredient ALN-[***] (see sequence and diagram below), [***].

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Schedule 1.2.22

ALN-TTR CORE TECHNOLOGY PATENTS

[***]

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MASTER AGREEMENT

Schedule 1.2.24

ALN-TTR PRODUCT-SPECIFIC PATENTS

[***]

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MASTER AGREEMENT

Schedule 1.2.26

ALN-TTR02

ALN-TTR02 is an investigational ribonucleic acid interference (RNAi) therapeutic agent that is comprised of active pharmaceutical ingredient [***].

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted.

[***]

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MASTER AGREEMENT

Schedule 1.2.29

ALN-TTRsc

ALN-TTRsc is an investigational ribonucleic acid interference (RNAi) therapeutic agent that is comprised of active pharmaceutical ingredient [***].

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Schedule 1.2.34

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Schedule 1.2.71

CORE PIPELINE PROGRAM LIST

Section A

Alnylam siRNA identifier (if any)	Gene Target Name	Gene Target Symbol	NCBI Human Gene	NCBI’s Reference Sequences Transcript*	NCBI’s Reference Sequences Protein*	Alias(es)	Description
ALN-TTR02	TTR	TTR	7276	NM_000371	NP_000362	CTS; CTS1; HsT2651; PALB; TBPA	transthyretin

ALN-TTRsc	TTR	TTR	7276	NM_000371	NP_000362	CTS; CTS1; HsT2651; PALB; TBPA	transthyretin

ALN-AT3	AT3	SERPINC1	462	NM_000488	NP_000479	AT3; AT3D; ATIII; THPH7	serpin peptidase inhibitor, clade C (antithrombin), member 1

ALN-CC5	CC5	C5	727	NM_001735	NP_001726	C5a; C5b; CPAMD4	complement component 5

ALN-AS1	ALAS1	ALAS1	211	NM_000688	NP_000679	ALAS; MIG4; ALAS3; ALASH	aminolevulinate, delta-, synthase 1

ALN-AAT	AAT	SERPINA1	5265	NM_000295	NP_000286	PI; A1A; AAT; PI1; A1AT; PRO2275; alpha1AT	serpin peptidase inhibitor, clade A (alpha-1 antiproteinase, antitrypsin), member 1

ALN-TMP	TMPRSS6	TMPRSS6	164656	NM_153609	NP_705837	IRIDA	transmembrane protease, serine 6

ALN-ANG	ANGPTL3	ANGPTL3	27329	NM_014495	NP_055310	ANL3; ANG-5; FHBL2; ANGPT5	angiopoietin-like 3

Updated as of: the Execution Date

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MASTER AGREEMENT

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

Updated as of: the Execution Date

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Schedule 1.2.80

FORM OF EXERCISE NOTICE

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Genzyme Corporation

500 Kendall Street

Cambridge, MA 02142

[                    , 20    ]

Alnylam Pharmaceuticals, Inc.

300 Third Street

Cambridge, MA 02142

Attn: Vice President - Legal

Dear Sir or Madam:

In accordance with Sections 2.2 and 3.4 of that certain Master Collaboration Agreement by and between Alnylam Pharmaceuticals, Inc. (“Alnylam”) and Genzyme Corporation (“Genzyme”) executed as of January 11, 2014 (the “Master Agreement”), Genzyme hereby provides written notice exercising the option to acquire the Option Product(s) set forth in Exhibit A attached hereto, pursuant to the terms of the Master Agreement. Capitalized terms used but not defined herein will have the meanings assigned to them in the Master Agreement.

Please acknowledge receipt of this option exercise by countersigning this letter and returning it to me. Failure to return the letter countersigned will not affect the effectiveness of this option exercise by Genzyme.

Very truly yours, GENZYME CORPORATION

By:
Name: Title:

cc:	Goodwin Proctor LLP
Exchange Place
55 State Street
Boston, MA 02109
Attn: Kingsley L. Taft, Esq.

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Accepted and agreed:

ALNYLAM PHARMACEUTICALS, INC.

By:
Name: Title:

Exhibit A

1.	Option Product: .

2.	Genzyme is exercising its option to acquire the Option Product(s) listed above, pursuant to:

☐	the Regional License Terms

☐	the Global License Terms (if applicable)

☐	the Co-Co License Terms (if applicable)

3.	Genzyme has determined that:

☐	a filing or notification under applicable Antitrust Laws is not necessary.

☐	a filing or notification must be made under applicable Antitrust Laws.

Summary of any such filing(s) or notification(s):

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Schedule 1.2.82

EXISTING ALNYLAM IN-LICENSES

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

MASTER AGREEMENT

Schedule 1.2.88

FINAL OPTION DATA PACKAGE

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

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MASTER AGREEMENT

Schedule 1.2.116

HUMAN POP PROPOSED STUDIES

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

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MASTER AGREEMENT

Schedule 1.2.123

INITIAL OPTION DATA PACKAGE

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted.

[***]

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MASTER AGREEMENT

Schedule 1.2.134

LOCKED CORE PIPELINE PROGRAM LIST

Alnylam siRNA identifier (if any)	Gene Target Name	Gene Target Symbol	NCBI Human Gene	NCBI’s Reference Sequences Transcript*	NCBI’s Reference Sequences Protein*	Alias(es)	Description
ALN-TTR02	TTR	TTR	7276	NM_000371	NP_000362	CTS; CTS1; HsT2651; PALB; TBPA	transthyretin

ALN-TTRsc	TTR	TTR	7276	NM_000371	NP_000362	CTS; CTS1; HsT2651; PALB; TBPA	transthyretin

ALN-AT3	AT3	SERPINC1	462	NM_000488	NP_000479	AT3; AT3D; ATIII; THPH7	serpin peptidase inhibitor, clade C (antithrombin), member 1

ALN-CC5	CC5	C5	727	NM_001735	NP_001726	C5a; C5b; CPAMD4	complement component 5

ALN-AS1	ALAS1	ALAS1	211	NM_000688	NP_000679	ALAS; MIG4; ALAS3; ALASH	aminolevulinate, delta-, synthase 1

ALN-AAT	AAT	SERPINA1	5265	NM_000295	NP_000286	PI; A1A; AAT; PI1; A1AT; PRO2275; alpha1AT	serpin peptidase inhibitor, clade A (alpha-1 antiproteinase, antitrypsin), member 1

ALN-TMP	TMPRSS6	TMPRSS6	164656	NM_153609	NP_705837	IRIDA	transmembrane protease, serine 6

Updated as of: the Execution Date

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1.2.135

LOCKED NON-CORE PIPELINE PROGRAM LIST

Alnylam siRNA identifier (if any)	Gene Target Name	Gene Target Symbol	NCBI Human Gene	NCBI’s Reference Sequences Transcript*	NCBI’s Reference Sequences Protein*	Alias(es)	Description
ALN-VSP	VEGF	VEGFA	7422	NM_003376	NP_003367	VPF; VEGF; MVCD1	Vacular endothelial growth factor A

ALN-VSP	KSP (kinesin spindle protein)	KIF11	3832	NM_004523	NP_004514	EG5; HKSP; KNSL1; MCLMR; TRIP5	Kinesin family member 11

ALN-PCS	PCSK9	PCSK9	255738	NM_174936	NP_777596	FH3; PC9; NARC1; LDLCQ1; NARC-1; HCHOLA3	proprotein convertase subtilisin/ kexin type 9

ALN-RSV01	RSV genome	RSV genome	N/A	NC_001803	N/A		RSV Refseq Genome

ALN-RSV02	RSV genome	RSV genome	N/A	NC_001803	N/A		RSV Refseq Genome

ALN-HTT	HTT	HTT	3064	NM_002111	NP_002102	HD; IT15	huntingtin

[***]

Updated as of: the Execution Date

Schedule 1.2.146

NAMED PIPELINE PROGRAMS

Alnylam siRNA identifier (if any)	Gene Target Name	Gene Target Symbol	NCBI Human Gene	NCBI’s Reference Sequences Transcript*	NCBI’s Reference Sequences Protein*	Alias(es)	Description
ALN-TTR02	TTR	TTR	7276	NM_000371	NP_000362	CTS; CTS1; HsT2651; PALB; TBPA	transthyretin

ALN-TTRsc	TTR	TTR	7276	NM_000371	NP_000362	CTS; CTS1; HsT2651; PALB; TBPA	transthyretin

ALN-AT3	AT3	SERPINC1	462	NM_000488	NP_000479	AT3; AT3D; ATIII; THPH7	serpin peptidase inhibitor, clade C (antithrombin), member 1

ALN-CC5	CC5	C5	727	NM_001735	NP_001726	C5a; C5b; CPAMD4	complement component 5

ALN-AS1	ALAS1	ALAS1	211	NM_000688	NP_000679	ALAS; MIG4; ALAS3; ALASH	aminolevulinate, delta-, synthase 1

ALN-AAT	AAT	SERPINA1	5265	NM_000295	NP_000286	PI; A1A; AAT; PI1; A1AT; PRO2275; alpha1AT	serpin peptidase inhibitor, clade A (alpha-1 antiproteinase, antitrypsin), member 1

Updated as of: the Execution Date

MASTER AGREEMENT

Schedule 1.2.149

NON-CORE PIPELINE PROGRAM LIST

Alnylam siRNA identifier (if any)	Gene Target Name	Gene Target Symbol	NCBI Human Gene	NCBI’s Reference Sequences Transcript*	NCBI’s Reference Sequences Protein*	Alias(es)	Description
ALN-VSP	VEGF	VEGFA	7422	NM_003376	NP_003367	VPF; VEGF; MVCD1	Vacular endothelial growth factor A

ALN-VSP	KSP (kinesin spindle protein)	KIF11	3832	NM_004523	NP_004514	EG5; HKSP; KNSL1; MCLMR; TRIP5	Kinesin family member 11

ALN-PCS	PCSK9	PCSK9	255738	NM_174936	NP_777596	FH3; PC9; NARC1; LDLCQ1; NARC-1; HCHOLA3	proprotein convertase subtilisin/ kexin type 9

ALN-RSV01	RSV genome	RSV genome	N/A	NC_001803	N/A		RSV Refseq Genome

ALN-RSV02	RSV genome	RSV genome	N/A	NC_001803	N/A		RSV Refseq Genome

ALN-HTT	HTT	HTT	3064	NM_002111	NP_002102	HD; IT15	huntingtin

[***]

Updated as of: the Execution Date

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Schedule 1.2.159

OPTION PRODUCT CORE TECHNOLOGY PATENTS

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Schedule 1.2.162

OPTION PRODUCT-SPECIFIC PATENTS

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Schedule 1.2.178

POTENTIAL ALNYLAM IN-LICENSES

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Schedule 2.1.3.3

Exempted Third Party CNS Agreements

Amended and Restated Collaboration Agreement dated as of July 27, 2007 by and between Alnylam Pharmaceuticals, Inc. and Medtronic, Inc.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Schedule 6.1

ALN-TTR02 SUPPLY AGREEMENT TERMS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Schedule 6.2

SUPPLY AGREEMENT TERMS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 4 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Schedule 7.3

PRESS RELEASES

See attached.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Schedule 8.2

DISCLOSURE SCHEDULE

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER AGREEMENT

Schedule 10.2

IDENTIFIED PATENT RIGHTS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

APPENDIX A

REGIONAL PRODUCT LICENSE AND COLLABORATION

TERMS

AN APPENDIX TO THE MASTER COLLABORATION AGREEMENT

dated as of January 11, 2014

by and between

ALNYLAM PHARMACEUTICALS, INC.

and

GENZYME CORPORATION

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

- i -

REGIONAL LICENSE TERMS

5.5.	PJSC Responsibilities	44

5.6.	PJSC Decision-Making	46

5.7.	Term of PJSC	47

5.8.	Alnylam Third Party Partner	47

6. LICENSES		49

6.1.	License Grants to Genzyme	49

6.2.	License Grants to Alnylam	51

6.3.	Joint Collaboration IP	52

6.4.	Compliance with In-Licenses	52

6.5.	Alnylam Territory Right of First Negotiation	53

6.6.	Bankruptcy	53

6.7.	No Other Rights	54

7. CERTAIN FINANCIAL TERMS		54

7.1.	Milestone Fees	54

7.2.	Royalties	56

8. REPRESENTATIONS, WARRANTIES AND COVENANTS		58

8.1.	Representations and Warranties of Alnylam	58

8.2.	Representations and Warranties of Genzyme	60

8.3.	Warranty Disclaimer	60

8.4.	Certain Covenants	60

9. INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS		62

9.1.	Inventorship	62

9.2.	Ownership	62

9.3.	Prosecution and Maintenance of Patent Rights	62

9.4.	Third Party Infringement	65

9.5.	Patent Term Extensions	67

9.6.	Common Interest	67

9.7.	Trademarks	67

9.8.	Cooperative Research and Technology (CREATE) Act Acknowledgment	68

10. TERM AND TERMINATION		69

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- ii -

REGIONAL LICENSE TERMS

10.1.	Term	69

10.2.	Termination Rights	69

10.2.4.	Challenges of Patent Rights	71

10.3.	Effect of Termination	72

10.4.	Fundamental Breach of Alnylam’s Development Obligations	77

10.5.	Effect of Expiration or Termination; Survival	78

11. PERFORMANCE BY AFFILIATES		79

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- iii -

REGIONAL LICENSE TERMS

SCHEDULES

Schedule 1.2.13-1	Alnylam Core Technology Patents for ALN-TTR02

Schedule 1.2.18-1	Alnylam Product-Specific Patents for ALN-TTR02

Schedule 2.2.1-1	Global Development Strategy for ALN-TTR02

Schedule 2.2.2.1-1	Global Development Plan for ALN-TTR02

Schedule 2.2.2.6(d)-1	Alnylam Territory Development Plan for ALN-TTR02

Schedule 2.2.4-1	Genzyme Territory Development Plan for ALN-TTR02

Schedule 8.1	Disclosure Schedule

Schedule 8.1.12	Existing Alnylam In-Licenses / Additional Alnylam In-Licenses

Schedule 8.4.1.3(c)	Exceptions to Exclusivity

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

- iv -

REGIONAL PRODUCT LICENSE AND COLLABORATION TERMS

THESE REGIONAL PRODUCT LICENSE AND COLLABORATION TERMS are Appendix A to the Master Agreement, dated as of the Execution Date, by and between Alnylam Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (“Alnylam”), and Genzyme Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (“Genzyme”).

RECITALS:

WHEREAS, Alnylam and Genzyme are parties to that certain Master Collaboration Agreement (dated as of the Execution Date) (the “Master Agreement”) pursuant to which Genzyme has an option to receive licenses and other rights with respect to Regional Licensed Products from Alnylam in the Genzyme Territory;

WHEREAS, the Parties have agreed that ALN-TTR02 is a Regional Licensed Product;

WHEREAS, Genzyme may exercise a Regional Option, 2019 Trailing Regional Option or 2021 Trailing Regional Option pursuant to the Master Agreement for any Regional Option Product thereunder and such Regional Option Product will then be deemed a Regional Licensed Product;

WHEREAS, the Parties desire for Alnylam to continue to develop such Regional Licensed Products for the Alnylam Territory and the Genzyme Territory;

WHEREAS, Alnylam desires to retain the right to commercialize such Regional Licensed Products in the Alnylam Territory; and

WHEREAS, Alnylam and Genzyme now wish to set forth the terms and conditions under which Genzyme will have the right to Develop and Commercialize such Regional Licensed Products in the Genzyme Territory.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1. RELATIONSHIP WITH MASTER AGREEMENT; DEFINITIONS

1.1. Relationship with Master Agreement. These Regional License Terms become effective on a Regional Licensed Product-by-Regional Licensed Product basis on the Implementation Date in accordance with the Master Agreement. The Master Agreement generally governs the Parties’ relationship with respect to Regional Licensed Products during the period of time before Genzyme exercises its Regional Option under the Master Agreement (i.e., before such product became a Regional Licensed Product). The Master Agreement also contains terms that are generally applicable to Regional Licensed Products, Global Licensed Products (as defined in the Master Agreement) and Co-Co Licensed Products (as defined in the Master

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REGIONAL LICENSE TERMS

Agreement). Accordingly, the following Sections of the Master Agreement are incorporated herein by reference: Section 2.2 (Effectiveness of Licenses to Collaboration Products); Section 5 (Collaboration Management); Section 6 (Manufacture and Supply of the Collaboration Products); Section 7 (Confidentiality and Publication); Section 9 (Royalty Reports; Payments; Audit); Section 10 (Indemnification; Limitation of Liability; Insurance); Section 12.2.4 (Challenges of Patent Rights); and Section 13 (Miscellaneous).

1.2. Definitions. Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.2.1. “Acquired Business” has the meaning set forth in Section 11.3 (Acquired Programs).

1.2.2. “Acquirer” has the meaning set forth in Section 11.2 (Future Acquisition of a Party or its Business).

1.2.3. “Additional Development Activities” has the meaning set forth in Section 2.2.2.6(a) (Additional Development Proposals).

1.2.4. “Additional Development Opt-In Date” has the meaning set forth in Section 2.2.2.6(c)(iii) (Opt-In for Additional Development Activities).

1.2.5. “Additional Development Opt-In Notice” has the meaning set forth in Section 2.2.2.6(c)(iii) (Opt-In for Additional Development Activities).

1.2.6. “Additional Development Proposal” has the meaning set forth in Section 2.2.2.6(a) (Additional Development Proposals).

1.2.7. “AF11 Lipid Nanoparticle Formulation” has the meaning set forth in the Master Agreement.

1.2.8. “Affiliate” means, with respect to a Person, any other Person which controls, is controlled by, or is under common control with the applicable Person. For purposes of this definition, “control” shall mean: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors, or otherwise having the power to control or direct the affairs of such Person; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest or the power to direct the management and policies of such non-corporate entities.

1.2.9. “AJSC” has the meaning set forth in the Master Agreement.

1.2.10. “ALN-TTR02” has the meaning set forth in the Master Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.11. “ALN-TTR02 Clinical Supply Agreement” has the meaning set forth in the Master Agreement.

1.2.12. “ALN-TTR02 Commercial Supply Agreement” has the meaning set forth in the Master Agreement.

1.2.13. “Alnylam Core Technology Patents” means Patent Rights Controlled by Alnylam during the Term that are [***]. The Alnylam Core Technology Patents existing as of the Effective Date for ALN-TTR02 are those Patent Rights identified on Schedule 1.2.13-1. The Alnylam Core Technology Patents existing as of the Implementation Date for any other Regional Licensed Product will be identified as the “Alnylam Core Technology Patents” in the Option Data Package for such Regional Licensed Product provided by Alnylam to Genzyme under the Master Agreement and then attached hereto as Schedules 1.2.13-2, 1.2.13-3, and so forth.

1.2.14. “Alnylam Developed siRNA Product” means an siRNA with respect to which (a) Alnylam Controls Patent Rights Covering such siRNA, provided that once a product first satisfies the criterion set forth in this clause (a) such criterion shall be deemed satisfied at all times thereafter as to such product, and (b) Alnylam or an Affiliate of Alnylam plays(ed) a material role in the Development.

1.2.15. “Alnylam In-License” means any Existing Alnylam In-License or any Collaboration In-License to which Alnylam is a party.

1.2.16. “Alnylam Know-How” means Know-How Controlled by Alnylam during the Term that is reasonably necessary or useful for Genzyme to Develop, Manufacture and/or Commercialize Regional Licensed Products in the Field in the Genzyme Territory, other than Alnylam’s interest in Know-How included in Joint Collaboration IP.

1.2.17. “Alnylam Patents” means Alnylam Core Technology Patents and Alnylam Product-Specific Patents.

1.2.18. “Alnylam Product-Specific Patents” means Patent Rights Controlled by Alnylam during the Term that claim [***]. The Alnylam Product-Specific Patents existing as of the Effective Date for ALN-TTR02 are those Patent Rights identified on Schedule 1.2.18-1. The Alnylam Product-Specific Patents existing as of the Implementation Date for any other Regional Licensed Product will be identified as the “Alnylam Product-Specific Patents” in the Option Data Package for such Regional Licensed Product provided by Alnylam to Genzyme under the Master Agreement and then attached hereto as Schedules 1.2.18-2, 1.2.18-3, and so forth. [***].

1.2.19. “Alnylam Technology” means, collectively, Alnylam Know-How, Alnylam Patents and Alnylam’s interest in Joint Collaboration IP.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.20. “Alnylam Territory” means the United States, Canada, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden, the United Kingdom, Norway, Switzerland, Liechtenstein, Andorra, Iceland and Greenland.

1.2.21. “Alnylam Territory Commercialization Plan” has the meaning set forth in Section 4.4 (Alnylam Territory Commercialization Plan).

1.2.22. “Alnylam Territory Development Plan” has the meaning set forth in Section 2.2.3 (Alnylam Territory Development Plan).

1.2.23. “Alnylam Territory MMC” [***].

1.2.24. “Alnylam Trademark” has the meaning set forth in Section 9.7(b) (Trademarks).

1.2.25. “ANDA” means an Abbreviated New Drug Application (or any successor application or procedure) as defined in regulations promulgated by the FDA under the FDCA, which ANDA is filed with or intended to be filed with the FDA (and, as applicable, any other analogous application filed with a Regulatory Authority in any country other than the U.S. in the Genzyme Territory) for Regulatory Approval for marketing and selling a Regional Licensed Product in the Genzyme Territory.

1.2.26. “Appendix” means this Appendix A (Regional Product License and Collaboration Terms).

1.2.27. “Bankrupt Party” has the meaning set forth in Section 6.6 (Bankruptcy).

1.2.28. “Budget Adjustment Triggers” has the meaning set forth in Section 2.2.2.3 (Managing and Amending Global Development Plans and Global Development Budgets).

1.2.29. “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each Calendar Year, provided that (a) the first Calendar Quarter of the Term shall begin on the Effective Date and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of the Term shall end on the last day of the Term and (b) the first Calendar Quarter of a Royalty Term for a Regional Licensed Product in a country shall begin on the First Commercial Sale of a Regional Licensed Product in such country and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of a Royalty Term shall end on the last day of such Royalty Term.

1.2.30. “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31, provided that (a) the first Calendar Year of the Term shall begin on the Effective Date and end on the first December 31 thereafter and the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

last Calendar Year of the Term shall end on the last day of the Term and (b) the first Calendar Year of a Royalty Term for a Regional Licensed Product in a country shall begin on the First Commercial Sale of a Regional Licensed Product in such country and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of such Royalty Term.

1.2.31. “Carbohydrate Conjugate” has the meaning set forth in the Master Agreement.

1.2.32. “Clinical Study” has the meaning set forth in the Master Agreement.

1.2.33. “Co-Co/Global Option” has the meaning set forth in the Master Agreement.

1.2.34. “Co-Co License Terms” has the meaning set forth in the Master Agreement.

1.2.35. “Co-Co Licensed Product” has the meaning set forth in the Master Agreement.

1.2.36. “Collaboration In-License” has the meaning set forth in the Master Agreement.

1.2.37. “Commercialization” or “Commercialize” has the meaning set forth in the Master Agreement.

1.2.38. “Commercially Reasonable Efforts” means [***].

1.2.39. “Competing Program” has the meaning set forth in Section 11.3 (Acquired Programs).

1.2.40. “Competitive Infringement” has the meaning set forth in Section 9.4.1 (Notices).

1.2.41. “Confidential Information” has the meaning set forth in the Master Agreement.

1.2.42. “Control”, “Controls” or “Controlled by” has the meaning set forth in the Master Agreement.

1.2.43. “Cost of Goods” has the meaning set forth in the Master Agreement.

1.2.44. “Cover,” “Covering” or “Covers” has the meaning set forth in the Master Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.45. “CPI” shall mean the Consumer Price Index – Urban Wage Earners and Clerical Workers, U.S. City Average, All Items, 1982-84 = 100, published by the United States Department of Labor, Bureau of Labor Statistics (or its successor equivalent index) in the United States.

1.2.46. “CRO” means a contract research organization.

1.2.47. “Development,” “Developing” or “Develop” has the meaning set forth in the Master Agreement.

1.2.48. “Development Plan” means, with respect to each Regional Licensed Product, (a) with respect to Alnylam, the Alnylam Territory Development Plan for such Regional Licensed Product, (b) with respect to Genzyme, the Genzyme Territory Development Plan for such Regional Licensed Product, and (c) with respect to both Parties, the Global Development Plan for such Regional Licensed Product.

1.2.49. “Disputing Party” has the meaning set forth in Section 2.3.1.2 (Global R&D Costs).

1.2.50. “Effective Date” means the date that the Master Agreement becomes effective in accordance with its terms.

1.2.51. “EMA” means the European Medicines Agency and any successor Governmental Authority having substantially the same function.

1.2.52. “End of Phase II Package” has the meaning set forth in Section 2.2.2.4(c)(ii).

1.2.53. “EU” means the European Union, as its membership may be altered from time to time, and any successor thereto.

1.2.54. “Excess Global R&D Costs” has the meaning set forth in Section 2.3.1.2 (Global R&D Costs).

1.2.55. “Exclusivity Period” means, on a Regional Licensed Product-by-Regional Licensed Product and country-by-country basis within the Genzyme Territory, [***].

1.2.56. “Execution Date” has the meaning set forth in the Master Agreement.

1.2.57. “Existing Alnylam In-License” has the meaning set forth in the Master Agreement.

1.2.58. “Existing Genzyme In-License” has the meaning set forth in the Master Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.59. “FDA” means the United States Food and Drug Administration and any successor Governmental Authority having substantially the same function.

1.2.60. “FDCA” means the United States Federal Food, Drug, and Cosmetic Act of 1938, as amended from time to time, and the regulations and guidelines promulgated thereunder.

1.2.61. “Field” means the treatment, diagnosis and/or prevention of all human diseases.

1.2.62. “First Commercial Sale” means, with respect to a country, the first sale for end use or consumption of a Regional Licensed Product in such country, except for compassionate use or patient access programs, after all Regulatory Approvals legally required for such sale have been granted by the Regulatory Authority of such country.

1.2.63. “First Regulatory Approval by the EMA” means, with respect to a Regional Licensed Product, the earlier of (i) if Regulatory Approval in the EU is sought through the EMA centralized procedure, receipt of Regulatory Approval for such Regional Licensed Product from the EMA or (ii) if Regulatory Approval in the EU is sought through a national authorization procedure, receipt of Regulatory Approval for such Regional Licensed Product in the first (1st) MMC country in the EU.

1.2.64. “First Regulatory Approval in Japan” means, with respect to a Regional Licensed Product, receipt of Regulatory Approval for such Regional Licensed Product in Japan.

1.2.65. “Force Majeure” means embargoes, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God.

1.2.66. “Fundamental Breach” [***].

1.2.67. “GAAP” has the meaning set forth in the Master Agreement.

1.2.68. “GalNAc Conjugate” has the meaning set forth in the Master Agreement.

1.2.69. “Generic Competition” means, with respect to a Regional Licensed Product in any country in the Genzyme Territory in a given Calendar Quarter, that, during such Calendar Quarter, (a) one or more Generic Products with respect to such Regional Licensed Product are commercially available in such country, and (b) Net Sales of such Regional Licensed Product in such country in such Calendar Quarter equal less than [***] of the average Net Sales of such Regional Licensed Product over the [***] consecutive Calendar Quarters immediately prior to the Calendar Quarter in which one or more Generic Products first became commercially available in such country.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.70. “Generic Product” means, on a Regional Licensed Product-by-Regional Licensed Product and country-by-country basis, a pharmaceutical product that (a) is sold by a Person that is not a Related Party of Genzyme under a marketing authorization granted by a Regulatory Authority in such country to a Third Party; (b) [***]; and (c) is approved by the Regulatory Authority in such country pursuant to an approval process that relies in part on pivotal safety and/or efficacy data in such Regulatory Authority’s previous grant of marketing authorization for such Regional Licensed Product.

1.2.71. “Genzyme Collaboration IP” means (a) any Know-How, first identified, discovered or developed solely by employees of Genzyme or its Affiliates or other persons not employed by Alnylam acting on behalf of Genzyme, in the conduct of the Collaboration and (b) any Patent Rights that claim or Cover such Know-How and are Controlled by Genzyme at any time during the Term. Genzyme Collaboration IP excludes Genzyme’s interest in Joint Collaboration IP, in each case (a) and (b), other than Genzyme Manufacturing IP.

1.2.72. “Genzyme Disclosed Manufacturing Know-How” means Know-How (a) Controlled by Genzyme at any time during the Term that is useful in the Manufacture of a Regional Licensed Product and (b) that Genzyme, in its sole discretion, discloses in writing to Alnylam in the course of the Collaboration.

1.2.73. “Genzyme In-License” means any Existing Genzyme In-License, Un-Blocking Genzyme In-License, or any Collaboration In-License to which Genzyme is a party.

1.2.74. “Genzyme Know-How” means Know-How Controlled by Genzyme during the Term that is reasonably necessary or useful for Alnylam to Develop, Commercialize and/or Manufacture Regional Licensed Products in the Field in the Alnylam Territory (other than Genzyme’s rights in Joint Collaboration IP, Genzyme Collaboration IP and Genzyme Manufacturing IP).

1.2.75. “Genzyme Manufacturing IP” means (a) any Know-How related to the Manufacture of Regional Licensed Products (or oligonucleotides generally) Controlled by Genzyme at any time during the Term, and (b) any Patent Rights that claim or cover such Know-How and are Controlled by Genzyme at any time during the Term, excluding Improvement Manufacturing Patent Rights and Genzyme Disclosed Manufacturing Know-How.

1.2.76. “Genzyme Patent Jurisdiction” has the meaning set forth in the Master Agreement.

1.2.77. “Genzyme Patent Rights” means those Patent Rights Controlled by Genzyme during the Term that are reasonably necessary or useful to Develop, Commercialize and/or Manufacture Regional Licensed Products in the Field in the Alnylam Territory; Genzyme Patent Rights excludes Patent Rights included in Genzyme Collaboration IP, Genzyme’s interest in Joint Collaboration IP and Genzyme Manufacturing IP.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.78. “Genzyme Technology” means, collectively, Genzyme Know-How, Genzyme Patent Rights, Genzyme Collaboration IP and Genzyme’s interest in Joint Collaboration IP, but excluding Genzyme Manufacturing IP.

1.2.79. “Genzyme Territory” means all countries and territories of the world other than the Alnylam Territory.

1.2.80. “Genzyme Territory Commercialization Plan” has the meaning set forth in Section 4.3 (Genzyme Territory Commercialization Plan).

1.2.81. “Genzyme Territory Development Plan” has the meaning set forth in Section 2.2.4 (Genzyme Territory Development Plan).

1.2.82. “Genzyme Territory MMC” [***].

1.2.83. “Genzyme Trademark” has the meaning set forth in Section 9.7(b) (Trademarks).

1.2.84. “Global Branding Strategy” has the meaning set forth in Section 4.5.1 (Global Branding).

1.2.85. “Global Clinical Study” has the meaning set forth in Section 2.2.2.5(b) (Oversight of the Global Development Plans).

1.2.86. “Global Development Activity(ies)” has the meaning set forth in Section 2.2.2.1 (Global Development Plans).

1.2.87. “Global Development Budget” has the meaning set forth in Section 2.2.2.2 (Global Development Budgets).

1.2.88. “Global Development Plan” has the meaning set forth in Section 2.2.2.1 (Global Development Plans).

1.2.89. “Global Development Strategy” has the meaning set forth in Section 2.2.1 (Global Development Strategy).

1.2.90. “Global License Terms “has the meaning set forth in the Master Agreement.

1.2.91. “Global Licensed Product” has the meaning set forth in the Master Agreement.

1.2.92. “Global R&D Cost Opt-In Date” has the meaning set forth in Section 2.3.1.2 (Global R&D Costs).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.93. “Global R&D Costs” means, with respect to a Regional Licensed Product, R&D Costs incurred in connection with any Global Development Activity for such Regional Licensed Product.

1.2.94. “Global R&D Costs Report” has the meaning set forth in Section 2.3.1.2 (Global R&D Costs).

1.2.95. “Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body.

1.2.96. “Human POP Study” has the meaning set forth in the Master Agreement.

1.2.97. “IFRS” has the meaning set forth in the Master Agreement.

1.2.98. “Implementation Date” means, with respect to ALN-TTR02, the Effective Date and, with respect to each other Regional Licensed Product, the Option Exercise Date for such Regional Licensed Product.

1.2.99. “Improvement Manufacturing Patent Right” means a Patent Right owned exclusively by Genzyme or its Affiliates that claims an invention related to the Manufacture of a Regional Licensed Product that was made (a) by Genzyme or its Affiliates after the Effective Date in connection with Manufacturing Regional Licensed Products and (b) using Alnylam Know-How that, at the time such Alnylam Know-How was disclosed to Genzyme or its Affiliates, constituted Alnylam’s Confidential Information under Section 7 of the Master Agreement (Confidentiality and Publication).

1.2.100. “IND” has the meaning set forth in the Master Agreement.

1.2.101. “In-License” has the meaning set forth in the Master Agreement.

1.2.102. “Infringement Action” has the meaning set forth in Section 9.4.2(a) (Rights to Enforce – Genzyme Technology).

1.2.103. “JCOT” has the meaning set forth in Section 2.2.2.5 (Oversight of the Global Development Plans).

1.2.104. “Joint Collaboration IP” means, collectively, (a) any Know-How first identified, discovered or developed jointly by employee(s), agent(s) or consultant(s) acting on behalf of Alnylam or its Affiliates, on the one hand, and employee(s), agent(s) or consultant(s) acting on behalf of Genzyme or its Affiliates, on the other hand, in the conduct of the Collaboration that is Controlled by Alnylam and Genzyme, and (b) any Patent Rights that Cover such Know-How and are Controlled by Alnylam and Genzyme.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.105. “Know-How” has the meaning set forth in the Master Agreement.

1.2.106. “Laws” has the meaning set forth in the Master Agreement.

1.2.107. “Licensed Target” means, for ALN-TTR02, TTR, and for each other Regional Licensed Product, the human gene that is targeted by such Regional Licensed Product, as identified in the Option Data Package for such Regional Licensed Product and then attached hereto as Schedules 1.2.107-1, 1.2.107-2, and so forth.

1.2.108. “Lipid Nanoparticle Formulation” has the meaning set forth in the Master Agreement.

1.2.109. “Manufacturing” or “Manufacture” has the meaning set forth in the Master Agreement.

1.2.110. “Manufacturing Claim” means a claim within a Patent Right directed solely to Manufacturing a Regional Licensed Product.

1.2.111. “MMC” means any Alnylam Territory MMC or Genzyme Territory MMC.

1.2.112. “NDA” has the meaning set forth in the Master Agreement.

1.2.113. “Net Sales” means, with respect to a Regional Licensed Product, the aggregate gross invoiced sales prices from sales of all units of such Regional Licensed Product sold by Genzyme and its Related Parties to independent Third Parties (other than a Sublicensee) after deducting, if not previously deducted, from the amount invoiced or received:

(a) trade, quantity and cash discounts, credits or allowances actually given;

(b) returns, rejections or recalls (due to spoilage, damage, expiration of useful life or otherwise);

(c) Third Party rebates, chargebacks, hospital buying group/group purchasing organization administration fees or managed care organization rebates actually given;

(d) rebates and similar payments made with respect to sales paid for by any governmental or regulatory authority such as Federal or state Medicaid, Medicare or similar state program;

(e) distribution fees and sales commissions paid to Third Parties;

(f) retroactive price reductions or billing corrections;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

(g) value added, sales and use, excise and other similar taxes and surcharges, customary transportation and insurance, custom duties, and other governmental charges; and

(h) amounts previously included in Net Sales of such Regional Licensed Product that are adjusted or written-off by Genzyme or its Related Parties as bad debt or otherwise uncollectible in accordance with the standard practices of Genzyme or its Related Parties for writing off uncollectible amounts consistently applied; provided, however, if any such written-off amounts are subsequently collected, such collected amounts shall be included in Net Sales in the period in which they are subsequently collected.

Such amounts shall be determined from the books and records of Genzyme or its Related Parties, maintained in accordance with IFRS.

In the case of any sale or other disposal for value, such as barter or counter-trade, of a Regional Licensed Product, or part thereof, other than in an arm’s length transaction exclusively for cash, Net Sales shall be calculated as above on the value of the non-cash consideration received or the fair market price (if higher) of such Regional Licensed Product in the country of sale or disposal, as determined in accordance with IFRS.

Notwithstanding the foregoing, the following will not be included in Net Sales: (1) sales between or among Genzyme and its Related Parties (but Net Sales shall include sales to the first Third Party (other than a Sublicensee) by Genzyme or its Related Parties); (2) samples of Regional Licensed Product used to promote additional Net Sales, in amounts consistent with normal business practices of Genzyme; and (3) disposal or use of Regional Licensed Products in Clinical Studies or under compassionate use, patient assistance, named patient use, or test marketing programs or non-registrational studies or other similar programs or studies where the Regional Licensed Product is supplied without charge or at the actual manufacturing cost thereof (without allocation of indirect costs or any mark-up).

In the case where a Regional Licensed Product is sold as part of a Combination Product in a country in the Licensed Territory, Net Sales for the Regional Licensed Product included in such Combination Product in such country shall be calculated as follows:

(i) if the Regional Licensed Product is sold separately in such country and the other active ingredient or ingredients in the Combination Product are sold separately in such country, Net Sales for the Regional Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B), where A is the invoice price of the Regional Licensed Product when sold separately in such country and B is the total invoice price of the other active ingredient or ingredients in the Combination Product when sold separately in such country;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

(ii) if the Regional Licensed Product is sold separately in such country but the other active ingredient or ingredients in the Combination Product are not sold separately in such country, Net Sales for the Regional Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/D, where A is the invoice price of the Regional Licensed Product when sold separately in such country and D is the invoice price of the Combination Product in such country;

(iii) if the Regional Licensed Product is not sold separately in such country but the other active ingredient or ingredients in the Combinations Product are sold separately in such country, Net Sales for the Regional Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction 1 – (B/D), where B is the invoice price of the other active ingredient or ingredients in the Combination Product when sold separately in such country and D is the invoice price of the Combination Product in such country; or

(iv) if neither the Regional Licensed Product nor the other active ingredient or ingredients in the Combination Product are sold separately in such country, the Parties shall determine Net Sales for the Regional Licensed Product in such Combination Product by mutual agreement based on the relative contribution of the Regional Licensed Product and each other active ingredient to the Combination Product, and shall take into account in good faith any applicable allocations and calculations that may have been made for the same period in other countries.

For purposes of this Section, “Combination Product” means a product that includes at least one active ingredient other than a Regional Licensed Product. Drug delivery vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients”, except in the case where such delivery vehicle, adjuvant, or excipient is recognized by the FDA as an active ingredient in accordance with 21 C.F.R. 210.3(b)(7).

1.2.114. “Non-Bankrupt Party” has the meaning set forth in Section 6.6 (Bankruptcy).

1.2.115. “Non-Disputing Party” has the meaning set forth in Section 2.3.1.2(d) (Global R&D Costs).

1.2.116. “Non-Proposing Party” has the meaning set forth in Section 2.2.2.6(c) (Independent Performance of Additional Development Activities).

1.2.117. “Option Data Package” has the meaning set forth in the Master Agreement.

1.2.118. “Option Exercise Date” has the meaning set forth in the Master Agreement.

1.2.119. “Party” means Genzyme and/or Alnylam.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.120. “Patent Challenge” has the meaning set forth in Section 10.2.4 (Challenges of Patents).

1.2.121. “Patent Rights” has the meaning set forth in the Master Agreement.

1.2.122. “Person” means any natural person, corporation, unincorporated organization, partnership, association, sole proprietorship joint stock company, joint venture, limited liability company, trust or government, or any Governmental Authority, or any other similar entity.

1.2.123. “Phase 2 Budget” has the meaning set forth in Section 2.2.2.4 (Budget Caps; Adjustment and Compensation).

1.2.124. [***].

1.2.125. “Phase 3 Budget” has the meaning set forth in Section 2.2.2.4 (Budget Caps; Adjustment and Compensation).

1.2.126. [***].

1.2.127. “Phase I Study” has the meaning set forth in the Master Agreement.

1.2.128. “Phase II Study” has the meaning set forth in the Master Agreement.

1.2.129. “Phase III Study” has the meaning set forth in the Master Agreement.

1.2.130. “Post-Marketing Study” has the meaning set forth in the Master Agreement.

1.1.2. “Post-Phase 3 Budget” has the meaning set forth in Section 2.2.2.4 (Budget Caps; Adjustment and Compensation).

1.2.131. [***].

1.2.132. “Product Joint Steering Committee” or “PJSC” means the joint steering committee as more fully described in Section 5.1 (Product Joint Steering Committee).

1.2.133. “Product Trademark(s)” means the Trademarks used, or intended for use, in connection with the distribution, marketing, promotion and sale of the Regional Licensed Products. Product Trademarks specifically exclude the corporate names and logos of the Parties and their Affiliates. Product Trademark includes both the Alnylam Trademarks and the Genzyme Trademarks.

1.2.134. “Promotional Materials” has the meaning set forth in Section 4.5.2 (Alnylam A&P).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.135. “Proposing Party” has the meaning set forth in Section 2.2.2.6(a) (Additional Development Proposals).

1.2.136. “R&D Costs” means, with respect to a Regional Licensed Product, costs and expenses incurred in connection with the performance of any Development activity for such Regional Licensed Product, including [***].

1.2.137. “R&D FTE” means [***] of work per annum devoted to or in support of the Development or Manufacture of a Regional Licensed Product that is carried out by one or more qualified scientific or technical employees (excluding Third Party contractors) of a Party or its Affiliates.

1.2.138. “R&D FTE Cost” means, for any period, the R&D FTE Rate multiplied by the number of R&D FTEs in such period.

1.2.139. “R&D FTE Rate” means [***] per FTE, increased annually beginning on January 1, 2015 and thereafter on January 1 of each succeeding year by the percentage increase in the CPI as of December 31 of the then most recently ended Calendar Year over the level of the CPI on December 31, 2013.

1.2.140. “Regional Licensed Product” means: (i) ALN-TTR02 as of the Effective Date and (ii) if Genzyme exercises the Regional Option pursuant to the Master Agreement for any Regional Option Product, then such Regional Option Product as of the applicable Option Exercise Date. For the sake of clarity (but not for purposes of interpretation of the Collaboration Agreement), although ALN-TTRsc is not a Regional Licensed Product, it is exclusively licensed to Genzyme in the Genzyme Territory in much the same way that Regional Licensed Products are licensed to Genzyme in the Genzyme Territory under these Regional License Terms. As a Co-Co Licensed Product, however, ALN-TTRsc is licensed to Genzyme under the Co-Co License Terms, which also grant Genzyme a license to co-Commercialize ALN-TTRsc in the Alnylam Territory.

1.2.141. “Regional Option Period” has the meaning set forth in the Master Agreement.

1.2.142. “Regional Option Product” has the meaning set forth in the Master Agreement.

1.2.143. “Regional Option” has the meaning set forth in the Master Agreement.

1.2.144. “Regional Out-of-Pocket Costs” means, with respect to certain activities hereunder, direct expenses paid or payable by either Party or its Affiliates to Third Parties and specifically identifiable and incurred to conduct such activities for a Regional Licensed Product, including payments to contract personnel; provided, however, that amounts paid to contract sales and marketing personnel will not be considered Regional Out-of-Pocket Costs.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.145. “Regulatory Approval” has the meaning set forth in the Master Agreement.

1.2.146. “Regulatory Authority” has the meaning set forth in the Master Agreement.

1.2.147. “Regulatory Exclusivity” means, with respect to a Regional Licensed Product in a country, any exclusive marketing right, data exclusivity right, orphan drug designation or other country-wide exclusive right or status conferred by any Governmental Authority with respect to such Regional Licensed Product in such country, other than a Patent Right, that limits or prohibits a Person from [***].

1.2.148. “Related Party” means a Party’s Affiliates, permitted Sublicensees and, with respect to Alnylam, licensees in the Alnylam Territory.

1.2.149. “Reverted Regional Licensed Product” has the meaning set forth in Section 10.3.1.3(a) (Effects of Termination of Regional License Terms in Their Entirety by Alnylam for Cause or by Genzyme for Convenience).

1.2.150. “RLP Alliance Manager” has the meaning set forth in Section 5.2 (Appointment of Subcommittees, Project Teams and RLP Alliance Managers).

1.2.151. “RLP Collaboration” means the collaboration of the Parties in the Development, Manufacture and Commercialization of Regional Licensed Products under these Regional License Terms.

1.2.152. “RLP Clinical Supply Agreements” means, collectively, the ALN-TTR02 Clinical Supply Agreement and each other clinical supply agreement entered into between Alnylam and Genzyme as described in Section 6.2 of the Master Agreement (Collaboration Product Supply Agreements) pursuant to which Alnylam will provide clinical supplies of a specified Regional Licensed Product to Genzyme.

1.2.153. “RLP Commercial Supply Agreements” means, collectively, the ALN-TTR02 Commercial Supply Agreement and each other commercial supply agreement entered into between Alnylam and Genzyme as described in Section 6.2 of the Master Agreement (Collaboration Product Supply Agreements) pursuant to which Alnylam will provide commercial supplies of a specified Regional Licensed Product to Genzyme.

1.2.154. “RLP Supply Agreements” means, collectively, the RLP Clinical Supply Agreements and the RLP Commercial Supply Agreements.

1.2.155. “Regional License Terms” means this Appendix and the terms of the Master Agreement to the extent applicable to Regional Licensed Products.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.156. “Royalty Term” has the meaning set forth in Section 7.2.2 (Royalty Term).

1.2.157. “Safety Concern” has the meaning set forth in the Master Agreement.

1.2.158. “Secondary Indication” has the meaning set forth in the Master Agreement.

1.2.159. “Secondary Indication Study” has the meaning set forth in the Master Agreement.

1.2.160. “Serious Adverse Event” has the meaning set forth in the Master Agreement.

1.2.161. “siRNA” has the meaning set forth in the Master Agreement.

1.2.162. “SPCs” has the meaning set forth in Section 9.5 (Patent Term Extensions).

1.2.163. “Sublicensee” means a Third Party to whom a Party grants a sublicense under any Alnylam Technology or Genzyme Technology, as the case may be, to Develop, Manufacture or Commercialize a Regional Licensed Product in the Field pursuant to Section 6.1.4 (Sublicensing Terms) or Section 6.2.4 (Sublicensing Terms).

1.2.164. “Term” has the meaning set forth in Section 10.1 (Term).

1.2.165. “Territory” means (a) with respect to Alnylam, the Alnylam Territory and (b) with respect to Genzyme, the Genzyme Territory.

1.2.166. “Third Party” has the meaning set forth in the Master Agreement.

1.2.167. “Third Party Collaboration Agreement” has the meaning set forth in Section 5.8 (Alnylam Third Party Partner).

1.2.168. “Third Party License Payment” has the meaning set forth in the Master Agreement.

1.2.169. “Third Party Partner” has the meaning set forth in Section 5.8 (Alnylam Third Party Partner).

1.2.170. “Trademark” has the meaning set forth in the Master Agreement.

1.2.171. “TTR” has the meaning set forth in the Master Agreement.

1.2.172. “Un-Blocking Genzyme In-License” has the meaning set forth in the Master Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

1.2.173. “United States” means the United States of America and its territories, possessions and commonwealths.

1.2.174. “Valid Claim” means a claim of: (a) an issued and unexpired patent, which claim has not been withdrawn, cancelled, abandoned, disclaimed, revoked or held unenforceable or invalid by an unappealable decision of a court or other governmental agency of competent jurisdiction, or has not been appealed within the time allowed for appeal, or by an appealed decision of a court or other governmental agency of competent jurisdiction where the appeal has been pending for more than [***] years (unless and until such decision is subsequently overturned on appeal) and which has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a patent application that has been pending less than [***] years from the date of filing of the earliest patent application from which such patent application claims priority, which claim has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken.

1.2.175. “[***]” has the meaning set forth in Section 2.2.2.3(a) (Managing and Amending Global Development Plans and Global Development Budgets).

1.2.176. “[***] Budget” has the meaning set forth in Section 2.2.2.3(a) (Managing and Amending Global Development Plans and Global Development Budgets).

1.2.177. “[***]” has the meaning set forth in Section 2.2.2.3(a) (Managing and Amending Global Development Plans and Global Development Budgets).

1.2.178. “[***] Budget” has the meaning set forth in Section 2.2.2.3(a) (Managing and Amending Global Development Plans and Global Development Budgets).

2. DEVELOPMENT COLLABORATION

2.1. Overview. The Parties will collaborate in the Development of each Regional Licensed Product pursuant to the applicable Global Development Plan, Alnylam Territory Development Plan and Genzyme Territory Development Plan. The PJSC will have primary responsibility for the oversight of the Global Development Plans. Alnylam will have primary responsibility for execution of those Global Development Plans, and sole responsibility for the Alnylam Territory Development Plans, as described below. Genzyme will have sole responsibility for the Genzyme Territory Development Plans, as described below.

2.2. Development Plans.

2.2.1. Global Development Strategy. For each Regional Licensed Product, the key Development principles for such Regional Licensed Product will be set forth in a written summary of the global Development strategy for such Licensed Product, including the indication(s) (including Secondary Indications), for which Regulatory Approval will be sought (each, a “Global Development Strategy”). The initial Global Development Strategy for ALN-

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REGIONAL LICENSE TERMS

TTR02 will be provided by Alnylam to Genzyme within [***] days after the Effective Date, agreed upon by the PJSC within [***] days after the Effective Date, and then attached hereto as Schedule 2.2.1-1. The initial Global Development Strategy for each subsequent Regional Licensed Product will be included in the Option Data Package for such Regional Licensed Product, mutually agreed upon by the Parties prior to Genzyme’s exercise of the Regional Option with respect to such Regional Licensed Product in accordance with the Master Agreement, and then attached hereto as Schedules 2.2.1-2, 2.2.1-3 and so forth. Any Global Development Strategy may be amended from time to time only by the PJSC responsible for the applicable Regional Licensed Product.

2.2.2. Global Development Plan.

2.2.2.1. Global Development Plans. For each Regional Licensed Product, the Development activities that are necessary or useful to be undertaken for such Regional Licensed Product to achieve initial Regulatory Approval for each of the indications to be sought pursuant to the Global Development Strategy in at least all of the MMCs in a proximal fashion (including the design of necessary or useful Clinical Studies) will be set forth in reasonable detail in a written work plan and time table (each, a “Global Development Plan”). Alnylam will provide a draft of the initial Global Development Plan for ALN-TTR02 to Genzyme on or before [***], and within [***] days thereafter the PJSC will review, update and approve such Global Development Plan and it will be attached hereto as Schedule 2.2.2.1-1. The initial Global Development Plan for each subsequent Regional Licensed Product will be included in the Option Data Package for such Regional Licensed Product provided by Alnylam to Genzyme under the Master Agreement, and within [***] days of the Implementation Date for such Regional Licensed Product the PJSC responsible for such Regional Licensed Product will review, update and approve such Global Development Plan and it will be attached hereto as Schedules 2.2.2.1-2, 2.2.2.1-3 and so forth. Each Global Development Plan must, at all times, be consistent with the Global Development Strategy and include all Development activities that (i) are reasonably necessary to obtain initial Regulatory Approval of the applicable Regional Licensed Product in each MMC for each of the indications, including Secondary Indications, to be sought pursuant to the Global Development Strategy in a proximal fashion and (ii) Secondary Indication Studies included in the initial Global Development Plan or added pursuant to Section 2.2.2.6 (Secondary Indications) (all such Development activities collectively, the “Global Development Activities”); provided, however, that, unless otherwise agreed by the Parties, in no event will any Global Development Plan include (a) any Post-Marketing Study or Secondary Indication Study, except for Secondary Indication Studies included in the initial Global Development Plan or added to a Global Development Plan pursuant to Section 2.2.2.6 (Secondary Indications), (b) any Development activity solely intended or designed to achieve initial Regulatory Approval in a country other than an MMC or (c) after the last Regulatory

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REGIONAL LICENSE TERMS

Approval in all MMCs, any Development activity that is useful solely to achieve initial Regulatory Approval in a country that is not an MMC, except for Secondary Indication Studies included in the initial Global Development Plan or added to a Global Development Plan pursuant to Section 2.2.2.6 (Secondary Indications). Each Global Development Plan will allocate responsibility for the performance of each Global Development Activity to one of the Parties. The time table for the completion of the Global Development Activities included in each Global Development Plan will be designed to obtain initial Regulatory Approval of the applicable Regional Licensed Product in each MMC in a proximal fashion and as soon as reasonably possible. The terms of, and Development activities set forth in, each Global Development Plan will at all times be designed to be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the pharmaceutical industry.

2.2.2.2. Global Development Budgets. Each Global Development Plan will contain a [***] year rolling budget for the probable Global Development Activities to be performed during [***], and a forecast of the budgets for each subsequent Calendar Year thereafter through completion of all Global Development Activities set forth in any such Global Development Plan, provided that each initial Global Development Plan will also include such a budget for the partial Calendar Year commencing as of the date of such Global Development Plan and ending December 31 of such Calendar Year (each such [***] budget plus any such partial Calendar Year is a “Global Development Budget”). Each Global Development Budget will be updated annually by the PJSC responsible for the applicable Regional Licensed Product in accordance with Section 2.2.2.3 (Managing and Amending Global Development Plans and Global Development Budgets). The initial Global Development Budget for a Regional Licensed Product, and each update thereto, will be prepared by the PJSC in accordance with[***]

(a) [***];

(b) [***]

(c) [***].

Alnylam will enter such Global Development Budget in a template that the Parties agree is efficient for both Parties to communicate such information.

2.2.2.3. Managing and Amending Global Development Plans and Global Development Budgets. The PJSC responsible for a Regional Licensed Product will update and amend the applicable Global Development Plan from time-to-time as it deems necessary and, until such time as no further Global Development Activities are occurring or expected to occur with respect to such Regional Licensed Product, the PJSC will update such Global Development Plan annually as follows:

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REGIONAL LICENSE TERMS

(a) No later than [***] of each Calendar Year, the applicable PJSC will prepare an updated draft of the Global Development Plan, which shall contain a proposed Global Development Budget covering [***].

(b) No later than [***] of each Calendar Year, the applicable PJSC will review and tentatively approve an updated Global Development Plan and Global Development Budget, and such updated Global Development Plan and Global Development Budget will become effective upon such tentative approval by the PJSC, provided that the Parties acknowledge and agree that each Party’s internal process for receiving final approval of such Global Development Plan and Global Development Budget from its Board of Directors and/or senior management may occur after [***] (but, in any event, before [***]) and such Global Development Plan and Global Development Budget will not become final unless and until such approvals are obtained [***].

2.2.2.4. [***] Adjustments and Compensation. In addition to the Global Development Budget for each Regional Licensed Product, Alnylam shall prepare, and submit to the PJSC for approval, three Development budget(s) for each Regional Licensed Product, the first of which shall cover the period commencing as of the Implementation Date for such Regional Licensed Product and ending on the anticipated date of initiation of the first Phase III Study for such Regional Licensed Product (as further described below, each a “Phase 2 Budget”), the second of which shall cover the period commencing as of the anticipated date of initiation of the first Phase III Study for such Regional Licensed Product and ending on the anticipated date of filing of an application for Regulatory Approval of such Regional Licensed Product in the first MMC (as further described below, each a “Phase 3 Budget”), and the third of which shall cover the period commencing as of the anticipated date of filing of an application for Regulatory Approval for such Regional Licensed Product in the first MMC and ending on the date that there are no further Development activities to performed under the Global Development Plan for such Regional Licensed Product (as further described below, each a “Post-Phase 3 Budget”), provided that if the period covered by the Post-Phase 3 Budget is longer than three (3) years, Alnylam shall prepare a new Post-Phase 3 Budget to cover each subsequent three (3) year period. Each Phase 2 Budget, Phase 3 Budget and Post-Phase 3 Budget shall be [***].

(a) Preparation of Phase 2 Budget, Phase 3 Budget and Post-Phase 3 Budget. Each Phase 2 Budget, Phase 3 Budget and Post-Phase 3 Budget submitted to the PJSC will be prepared by Alnylam in accordance with [***].

(b) [***].

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REGIONAL LICENSE TERMS

(c) Delivery and Effectiveness of Phase 2 Budget, Phase 3 Budget and Post-Phase 3 Budget.

(i) Alnylam shall include a Phase 2 Budget [***] with the initial Global Development Plan for each Regional Licensed Product. Such Phase 2 Budget [***] shall become effective, subject to adjustment in accordance with the foregoing Section 2.2.2.4(b), upon the Implementation Date for the relevant Regional Licensed Product.

(ii) Alnylam shall provide to the PJSC for approval a Phase 3 Budget [***] for each Regional Licensed Product no less than [***] days prior to the anticipated initiation of the first Phase III Study for each Regional Licensed Product, along with top line data and data tables from any completed Phase II Studies and other completed non-clinical studies (including all Serious Adverse Event and Safety Concern data), as well as a draft of the end of Phase II briefing package, in each case to the extent not previously provided or made available to Genzyme (such budget, data and draft, collectively the “End of Phase II Package”). Such Phase 3 Budget [***] shall become effective at the end of such [***] day period.

(iii) Alnylam shall provide to the PJSC for approval a Post-Phase 3 Budget [***] for each Regional Licensed Product no less than [***] days prior to the anticipated completion of the first Phase III Study for each Regional Licensed Product. Such Post-Phase 3 Budget [***] shall become effective upon approval by the PJSC.

(d) [***].

2.2.2.5. Oversight of the Global Development Plans. The PJSC for ALN-TTR02 shall create a Joint Clinical Operations Team (“JCOT”), with two (2) representatives from each Party, to review, coordinate and provide such PJSC with feedback regarding:

(a) the implementation of the Global Development Plan for ALN-TTR02, including the implementation and management of the Global Development Activities set forth in such Global Development Plan;

(b) the performance of any Clinical Study included in such Global Development Activities (a “Global Clinical Study”) by any CRO retained by a Party to perform such Global Clinical Study, against the criteria and timelines in such Global Development Plan; and

(c) such other activities as the PJSC deems shall be the responsibility of the JCOT.

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REGIONAL LICENSE TERMS

Unless otherwise agreed by the Parties, each Party’s representatives on the JCOT must be employees of such Party. The JCOT shall meet from time-to-time, in person or via teleconference, as it shall reasonably determine.

2.2.2.6. Secondary Indications.

(a) Additional Development Proposals. If a Party desires to conduct a Secondary Indication Study of a Regional Licensed Product for the purpose of seeking Regulatory Approval to market such Regional Licensed Product for a Secondary Indication, such Party (the “Proposing Party”) will submit to the PJSC responsible for such Regional Licensed Product a proposal to add such Secondary Indication Study to the applicable Global Development Plan (an “Additional Development Proposal”). Each Additional Development Proposal will describe in reasonable detail the Secondary Indication Study(ies) that the Proposing Party desires to conduct, including a synopsis of the trial, the proposed enrollment criteria, number of patients to be included, endpoints to be measured, and statistical design and powering (the “Additional Development Activities”), as well as a proposed timeline and budget and an analysis of the business opportunity and revenue potential for such Additional Development Activities and Secondary Indication.

(b) PJSC Decision Regarding Additional Development Activities. The PJSC shall approve or reject an Additional Development Proposal within [***] days after receipt thereof from the Proposing Party as set forth in this Section 2.2.2.6.

(i) If the PJSC approves an Additional Development Proposal, upon such an approval, the applicable Global Development Plan will be amended to include the Additional Development Activities, including the proposed timeline and budget for such Additional Development Activities, set forth in such Additional Development Proposal (as may be amended by the PJSC) upon such approval. Any Additional Development Activities included in a Global Development Plan pursuant to this Section 2.2.2.6(b) shall be deemed to be Global Development Activities for all purposes under these Regional License Terms (including the definition of Global R&D Costs).

(ii) If the PJSC fails to approve an Additional Development Proposal, upon such a failure, the Secondary Indication Study proposed in the Additional Development Proposal will not be deemed a Global Development Activity for any purpose under these Regional License Terms, and Sections 2.2.2.6(c) (Independent Performance of Additional Development Activities) and 2.2.2.6(d) (Opt-In for Additional Development Activities) shall apply.

(c) Independent Performance of Additional Development Activities.

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REGIONAL LICENSE TERMS

(i) If the PJSC fails to approve for inclusion in the Global Development Plan an Additional Development Proposal proposed by Alnylam for a Secondary Indication Study(ies) in the Alnylam Territory for a Regional Licensed Product, Alnylam may, upon notice to Genzyme, conduct the proposed Secondary Indication Study(ies) at its own expense; [***].

(ii) If, after receipt of Regulatory Approval for a Regional Licensed Product in an Alnylam Territory MMC, the PJSC fails to approve for inclusion in the Global Development Plan an Additional Development Proposal proposed by Genzyme for a Secondary Indication Study(ies) in the Genzyme Territory for such Regional Licensed Product, Genzyme may, upon notice to Alnylam, conduct the proposed Secondary Indication Study(ies) at its own expense [***].

(iii) Notwithstanding anything in Section 3.4 (Right of Reference) to the contrary, if the PJSC does not approve an Additional Development Proposal, unless and until the Non-Proposing Party delivers an Additional Development Opt-In Notice with respect to such Additional Development Activity, as described in Section 2.2.2.6(c)(iii) (Opt-In for Additional Development Activities), the Non-Proposing Party will not have any rights under Section 3.4 (Right of Reference) with respect to any information or data generated from any Secondary Indication Study that was the subject of the unapproved Additional Development Proposal. For avoidance of doubt, if the PJSC rejects for inclusion in all Development Plans an Additional Development Proposal for a Secondary Indication Study(ies) proposed by Genzyme prior to receipt of Regulatory Approval for a Regional Licensed Product in an MMC in the Alnylam Territory, then Genzyme shall not have any right to proceed with the Secondary Indication Study(ies) described therein unless and until the PJSC determines that such Additional Development Activities should be permitted or until otherwise permitted under this Section 2.2.2.6(c)(iii).

(d) Opt-In for Additional Development Activities. In the event that the Proposing Party conducts Secondary Indication Study(ies) pursuant to Section 2.2.2.6(c) (Independent Performance of Additional Development Activities), the Non-Proposing Party may elect, in its discretion and upon written notice to the Proposing Party no later than [***] days after the date on which the [***] (an “Additional Development Opt-In Notice”), to opt in with respect to any Secondary Indication Study that was the subject of such Additional Development Proposal that the Proposing Party elected to conduct in accordance with Section 2.2.2.6(c) (Independent Performance of Additional Development Activities), and then (i) such Secondary Indication Study shall be deemed to be a Global Development Activity under the Global Development Plan for the applicable Regional Licensed Product from and after the date on which such Additional Development Opt-In Notice is received by the Proposing Party (the “Additional Development Opt-In Date”); (ii) the then-current plan and budget of the Proposing Party with respect to such Secondary Indication Study shall be deemed to be included within, and part of, the Global Development Plan for such Regional Licensed Product as of the Additional Development Opt-In Date, and shall control with respect to such

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REGIONAL LICENSE TERMS

Secondary Indication Study unless and until an amendment to the Global Development Plan providing for a different or modified plan and budget is approved by the applicable PJSC; and (iii) the Non-Proposing Party will have all rights granted to it under Section 3.4 (Right of Reference) with respect to the information and data generated from such Secondary Indication Study as if such Secondary Indication Study was conducted under the Global Development Plan for such Regional Licensed Product [***].

2.2.2.7. Additional Clinical Study Sites in Genzyme Territory. With respect to any Clinical Study in a Global Development Plan, at Genzyme’s request, Alnylam will add a study site in a country in the Genzyme Territory, [***]. If Alnylam adds such a study site at Genzyme’s request, Genzyme will reimburse Alnylam for any incremental R&D FTE Costs or Regional Out-of-Pocket Costs required as a result of adding such study site. Genzyme will pay Alnylam such reimbursement within [***] days of receipt of an invoice from Alnylam.

2.2.3. Alnylam Territory Development Plan. The Development activities other than Global Development Activities to be undertaken with respect to each Regional Licensed Product by or on behalf of Alnylam with respect to the Alnylam Territory, including Secondary Indication Studies and Post-Marketing Studies, will be set forth in a written work plan and time table (each, an “Alnylam Territory Development Plan”). Each Alnylam Territory Development Plan shall be consistent with the requirements of the Global Development Strategy. Alnylam will prepare the Alnylam Territory Development Plan for ALN-TTR02 and then promptly thereafter will submit it to the PJSC for review and approval. Following approval by the PJSC, it will then be attached to the PJSC meeting minutes and deemed to be attached hereto as Schedule 2.2.2.6(d)-1. The initial Alnylam Development Plan for each subsequent Regional Licensed Product will be prepared by Alnylam and following review and approval by the PJSC, will then be attached to the PJSC meeting minutes and deemed to be attached hereto as Schedules 2.2.2.6(d)-2, 2.2.2.6(d)-3 and so forth on the Implementation Date for such Regional Licensed Product. Each Alnylam Territory Development Plan will set forth a rolling written work plan and time table with respect to the Development of and Secondary Indication Studies for the applicable Regional Licensed Product from the Implementation Date until the later of (a) two (2) years from date of such plan, and (b) receipt of Regulatory Approval for such Regional Licensed Product. Each Alnylam Territory Development Plan shall subsequently be updated by Alnylam from time-to-time at least once each Calendar Year not later than September 1 until such time as no further Development or Secondary Indication Studies are occurring or expected to occur with respect to the applicable Regional Licensed Product. Alnylam will present each Alnylam Territory Development Plan and any proposed amendments thereto to the applicable PJSC at least [***] days in advance of implementation of the Alnylam Territory Development Plan, and following review and approval by the PJSC, will then be attached to the PJSC meeting minutes and deemed to be attached hereto as the applicable Schedule. In addition, notwithstanding anything to the contrary in these Regional License Terms, Alnylam shall not conduct any Clinical Study for a Regional Licensed Product in a country in the Genzyme Territory after receipt of initial Regulatory Approval of such Regional Licensed Product in such country in the Genzyme Territory.

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REGIONAL LICENSE TERMS

2.2.4. Genzyme Territory Development Plan. Other than Global Development Activities, all Development activities to be undertaken with respect to each Regional Licensed Product by or on behalf of Genzyme with respect to the Genzyme Territory, including Secondary Indication Studies and Post-Marketing Studies, will be set forth in a written work plan and time table (each, a “Genzyme Territory Development Plan”). Each Genzyme Territory Development Plan shall be consistent with the requirements of the then-current Global Development Strategy (provided that Alnylam did not exercise its deciding vote with respect thereto pursuant to Section 5.6.3 ([***]). Prior to [***], Genzyme will prepare the Genzyme Territory Development Plan for ALN-TTR02 and then promptly thereafter will submit it to the PJSC for review and approval. Following review and approval by the PJSC, it will then be attached to the PJSC meeting minutes and deemed to be attached hereto as Schedule 2.2.4-1. The initial Genzyme Territory Development Plan for each subsequent Regional Licensed Product will be prepared by Genzyme and following review and approval by the PJSC, will then be attached to the PJSC meeting minutes and deemed to be and attached hereto as Schedules 2.2.4-2, 2.2.4-3 and so forth. Each Genzyme Territory Development Plan will set forth a rolling written work plan and time table with respect to the Development of and Secondary Indication Studies for the applicable Regional Licensed Product from the Implementation Date until the later of (a) two (2) years from date of such plan, and (b) receipt of Regulatory Approval for such Regional Licensed Product. Each Genzyme Territory Development Plan shall subsequently be updated by Genzyme from time-to-time at least once each Calendar Year not later than [***] until such time as no further Development or Secondary Indication Studies are occurring or expected to occur with respect to the applicable Regional Licensed Product. Genzyme will present each Genzyme Territory Development Plan and any proposed amendments thereto to the applicable PJSC at least [***] days in advance of implementation of the Genzyme Territory Development Plan, and following review and approval by the PJSC, will then be attached to the PJSC meeting minutes and deemed to be attached hereto as the applicable Schedule. In addition, notwithstanding anything to the contrary in these Regional License Terms, Genzyme shall not conduct any Clinical Study for a Regional Licensed Product in a country in the Alnylam Territory after receipt of initial Regulatory Approval of such Regional Licensed Product in such country in the Alnylam Territory.

2.3. Responsibilities for Development Activities and Costs.

2.3.1. Global Development.

2.3.1.1. Generally. With respect to each Regional Licensed Product, except to the extent that the Global Development Plan for such Regional Licensed Product allocates responsibility for any Global Development Activities to Genzyme, Alnylam shall be primarily responsible for the global Development of such Regional Licensed Product and all Development activities under such Global Development Plan. Each Party and its Affiliates shall conduct each

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REGIONAL LICENSE TERMS

Global Development Activity for which it is responsible in sound scientific manner and in compliance with applicable Law. Notwithstanding anything to the contrary in these Regional License Terms, neither Party will be obligated to undertake or continue any Global Development Activity if (a) such Party reasonably determines that performance of such Global Development Activity would violate applicable Law; or (b) with respect to any Global Clinical Study, (i) a Regulatory Authority or independent safety data review board for such Global Clinical Study has required or recommended termination or suspension of such Global Clinical Study or (ii) such Party believes in good faith that termination or suspension of such Global Clinical Study is warranted because of safety or tolerability risks or the lack of suitable risk benefit ratio to the study subjects. In the event that a Party determines not to undertake or continue any Global Development Activity in accordance with the immediately preceding sentence, such Party shall promptly notify the other Party of such determination, and shall use all reasonable efforts to notify and consult with the other Party prior to making such determination.

2.3.1.2. Global R&D Costs.

(a) With respect to ALN-TTR02, Alnylam shall be responsible for eighty percent (80%) of all Global R&D Costs and Genzyme shall be responsible for twenty percent (20%) of all Global R&D Costs, in each case for Global Development Activities that occur on or after [***], and amounts specified in clauses (ii) and (iii) of Section 2.3.1.2(c) below, if any. Alnylam shall be responsible for one-hundred percent (100%) of Global R&D Costs for Global Development Activities for ALN-TTR02 that occur prior to [***], except for amounts specified in clauses (ii) and (iii) of Section 2.3.1.2(c) below, if any.

(b) With respect to each other Regional Licensed Product, Alnylam shall be responsible for eighty percent (80%) of all Global R&D Costs and Genzyme shall be responsible for twenty percent (20%) of all Global R&D Costs, in each case for Global Development Activities that occur after the later of (i) [***] and (ii) the earlier of (A) the Implementation Date for such Regional Licensed Product and (B) the date of the dosing of the first patient in the first Clinical Study initiated subsequent to the Human POP Study for such Regional Licensed Product (such later date, the “Global R&D Cost Opt-In Date”), and amounts specified in clauses (ii) and (iii) of Section 2.3.1.2(c) below, if any. Alnylam shall be responsible for one-hundred percent (100%) of Global R&D Costs for Global Development Activities for any such Regional Licensed Product that occur prior to the Global R&D Cost Opt-In Date, except for amounts specified in clauses (ii) and (iii) of Section 2.3.1.2(c) below, if any.

(c) The Global R&D Costs to be shared by the Parties pursuant to Sections 2.3.1.2(a) and 2.3.1.2(b) above shall only include amounts that are within one or more of the following four (4) categories:

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REGIONAL LICENSE TERMS

(i) [***];

(ii) [***];

(iii) [***]

(iv) [***].

(d) For clarity, Global R&D Costs to be shared by the Parties pursuant to 2.3.1.2(a) and 2.3.1.2(b) shall exclude any amounts paid after the Global R&D Cost Opt-In Date to Third Parties with respect to services rendered or materials procured in connection with the conduct of any Clinical Study or other Development activities, in either case, that is completed prior to the Global R&D Cost Opt-In Date.

(e) Global R&D Costs for each Regional Licensed Product shall initially be borne by the Party incurring the cost or expense. Each Party will calculate and maintain records of Global R&D Costs incurred by it and its Affiliates with respect to a Regional Licensed Product and, within [***] days following the end of each Calendar Quarter, each Party shall submit to the other a report detailing the Global R&D Costs incurred by it and its Affiliates during such Calendar Quarter, and, if requested, reasonable supporting documentation will be provided (a “Global R&D Costs Report”). In addition, each Party shall use good faith efforts to notify the other Party of any material Global R&D Costs incurred by such Party during such Calendar Quarter within [***] days after the end of such Calendar Quarter. The Party that incurs more than its share of the total actual Global R&D Costs with respect to a Regional Licensed Product during any Calendar Quarter shall be paid by the other Party an amount of cash sufficient to reconcile to its agreed percentage of Global R&D Costs for such Regional Licensed Product, which payment shall be made within [***] days after delivery of the Global R&D Cost Reports for such Calendar Quarter. Notwithstanding the foregoing, if following receipt of a Global R&D Costs Report a Party (the “Disputing Party”) disputes any Global R&D Costs under such Global R&D Costs Report, it shall have [***] days to notify the other Party (the “Non-Disputing Party”). Upon receiving such notice from the Disputing Party, the Non-Disputing Party shall, at the reasonable request of the Disputing Party, provide to the Disputing Party supporting documentation relating to any such disputed Global R&D Costs. The Parties agree to use reasonable efforts to resolve any such dispute as soon as reasonably practicable, and any undisputed portion of Global R&D Costs in such Global R&D Costs Report shall be paid within [***] days after delivery of such Global R&D Costs Report. Once the Parties have resolved such dispute, any disputed amounts still owed by either Party will be paid within [***] days of resolution of such dispute.

(f) [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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(g) Notwithstanding anything to the contrary in these Regional License Terms, the Parties shall not share Global R&D Costs incurred in a Calendar Year with respect to Global Development Activities for a Regional Licensed Product to the extent such Global R&D Costs exceed [***] of the amounts included in the final [***] Budget that was applicable to such Current Calendar Year (the amount in excess of such [***] limit is the “Excess Global R&D Costs”). One hundred percent (100%) of any Excess Global R&D Costs for such Regional Licensed Product will be borne by the Party that incurred such Excess Global R&D Costs.

2.3.2. Genzyme Development. Except with respect to Global R&D Costs (which shall be shared by the Parties in accordance with Section 2.3.1.2 (Global R&D Costs)), Genzyme shall be responsible for one hundred percent (100%) of all costs and expenses incurred with respect to Development activities that are conducted by Genzyme pursuant to any Genzyme Territory Development Plan. Genzyme will conduct all Development of each Regional Licensed Product for the Genzyme Territory solely in accordance with the applicable Global Development Plan and Genzyme Territory Development Plan, as such Global Development Plan and Genzyme Territory Development Plan may be amended in accordance with these Regional License Terms, and in sound scientific manner and in compliance with applicable Law.

2.3.3. Alnylam Development. Except with respect to Global R&D Costs (which shall be shared by the Parties in accordance with Section 2.3.1.2 (Global R&D Costs)), Alnylam shall be responsible for one hundred percent (100%) of all costs and expenses incurred with respect to Development activities that are conducted by Alnylam pursuant to any Alnylam Territory Development Plan. Alnylam will conduct all Development of each Regional Licensed Product for the Alnylam Territory solely in accordance with the applicable Global Development Plan and Alnylam Territory Development Plan, as such Global Development Plan and Alnylam Territory Development Plan may be amended in accordance with these Regional License Terms, and in sound scientific manner and in compliance with applicable Law.

2.4. Diligence.

2.4.1. Genzyme Diligence. With respect to each Regional Licensed Product, Genzyme will use Commercially Reasonable Efforts to [***].

2.4.2. Alnylam Diligence. With respect to each Regional Licensed Product, Alnylam will use Commercially Reasonable Efforts to (a) Develop such Regional Licensed Product and obtain Regulatory Approval therefor by the FDA in the U.S. or by the EMA in the European Union; (b) perform the Global Development Activities allocated to it under the Global Development Plan for such Regional Licensed Product; and (c) perform the Development activities set forth in the Alnylam Territory Development Plan for such Regional Licensed Product, as such Alnylam Territory Development Plan may be amended in accordance with these Regional License Terms.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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2.5. Records; Reports; Information Sharing.

2.5.1. Development Activities Reports. Each Party will periodically provide to the PJSC responsible for a Regional Licensed Product, but in no event less than on a Calendar Quarter basis, or more frequently as reasonably requested by the other Party, an update regarding Development activities conducted by or on behalf of such Party with respect to such Regional Licensed Product, as well as any Secondary Indication Studies and Post-Marketing Studies conducted by or on behalf of such Party with respect to such Regional Licensed Product. The Parties will periodically report to the PJSC responsible for a Regional Licensed Product, but in no event less than on a Calendar Quarter basis, regarding their respective activities conducted under the Global Development Plan for such Regional Licensed Product. In addition, each Party will promptly share with the other Party all material developments and information that it comes to possess relating to the Development of any Regional Licensed Products, including Safety Concerns and study reports and data generated from Clinical Studies of such Regional Licensed Product.

2.5.2. Scientific Records. Each Party will maintain scientific records, in sufficient detail and in sound scientific manner appropriate for patent and regulatory purposes, which will fully and properly reflect all work done and results achieved in the performance of the Development activities and Secondary Indication Studies with respect to Regional Licensed Products by such Party.

2.5.3. Information Exchange and Development Assistance. Until the expiration or termination of the final Global Development Plan, upon the reasonable request of the other Party, each Party shall provide to the other Party, without additional compensation (except as provided in Section 6.5 of the Master Agreement (Transfer of Manufacturing Know-How)) and in a commercially reasonable format, Know-How Controlled by such Party and/or its Related Parties that is licensed to the other Party under these Regional License Terms (i.e. Know-How included in Genzyme Technology for Genzyme and Know-How included in Alnylam Technology for Alnylam) to the extent that it is reasonably necessary or useful for Developing a Regional Licensed Product in the requesting Party’s Territory or for obtaining or maintaining Regulatory Approval for a Regional Licensed Product in the requesting Party’s Territory, including copies of (a) all scientific information and data related to such Regional Licensed Product (including all data made, collected or otherwise generated in the conduct of any pre-clinical studies, Clinical Studies, Secondary Indication Studies or early access/named patient programs for the Regional Licensed Products, as well as CMC information), and (b) protocols and investigator brochures, in each case, that are reasonably necessary for the other Party (or its Related Parties) to perform its obligations or exploit its rights under these Regional License Terms with respect to such Regional Licensed Product. Notwithstanding the foregoing, Genzyme shall have no obligation to transfer or disclose to Alnylam any Know-How included in the Genzyme Manufacturing IP; provided, however, that if Genzyme elects, in its sole discretion, to transfer or disclose any such Know-How to Alnylam in writing, it shall be “Genzyme Disclosed Manufacturing Know-How” under these Regional License Terms and licensed to Alnylam in accordance with Section 6.2.3 (License to Genzyme Disclosed Manufacturing Know-How).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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2.5.4. Personnel. Each Party may request, through the PJSC or the other Party’s RLP Alliance Manager responsible for a Regional Licensed Product, that the other Party reasonably make available for consultation regarding the Development of such Regional Licensed Product certain of its employees engaged in Development activities and Secondary Indication Studies with respect to such Regional Licensed Product. The PJSC or the RLP Alliance Managers responsible for a Regional Licensed Product will reasonably coordinate, upon reasonable notice during normal business hours and at their respective places of employment, consultation between the Parties on the progress of the Development and Secondary Indication Studies for such Regional Licensed Product.

2.5.5. Confidentiality. All information exchanged by the Parties under this Section 2.5 will be deemed to be Confidential Information of the disclosing Party and maintained in accordance with Section 7 of the Master Agreement (Confidentiality and Publication).

2.6. Third Parties.

2.6.1. The Parties shall be entitled to utilize the services of Third Parties to perform their respective Development and Manufacturing activities under these Regional License Terms, provided that (a) each Party shall require that such Third Party operates in a manner consistent with these Regional License Terms, (b) each Party shall remain at all times fully liable for its respective responsibilities and (c) the Parties will make reasonable efforts to share, through the PJSC, information regarding any prior experience with specific CROs that are anticipated to be engaged to perform work under the Global Development Plan. Each Party shall require that any Third Party agreement entered into pursuant to this Section 2.6.1 include confidentiality and non-use provisions that are no less stringent than those set forth in Section 7 of the Master Agreement (Confidentiality and Publication) and shall obtain ownership of, and/or a fully sublicensable license under and to, any Know-How and Patent Rights that are developed by such Third Party in the performance of such agreement and are reasonably necessary or useful to Develop, Manufacture and/or Commercialize Regional Licensed Products in the Field. The Party utilizing the services of a Third Party service provider shall be solely responsible for direction of and communications with such Third Party, but such Party shall provide the other Party with reasonably detailed updates regarding any such activities from time to time.

2.6.2. [***].

3. REGULATORY MATTERS

3.1. Regulatory Filings and Interactions.

3.1.1. Responsibilities.

3.1.1.1. Pursuant to the Global Development Plan for a Regional Licensed Product and, except as otherwise provided in such Global Development Plan, except as otherwise set forth in Sections 3.1.1.2 and 3.2 (EMA Regulatory Strategy) below, each Party will be solely responsible for all regulatory matters relating to such Regional Licensed Product in its Territory and will own all INDs, NDAs and related regulatory documents submitted to the applicable Regulatory

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Authorities in its Territory with respect to such Regional Licensed Product, excluding any drug master files maintained by or on behalf of Alnylam, which shall be and remain Alnylam’s sole responsibility. Notwithstanding the foregoing, the Parties acknowledge that Alnylam shall continue to own all INDs, NDAs and related regulatory documents for ALN-TTR02 in the Genzyme Territory and the provisions of this Section 3.1.1 and Section 3.1.3 (Regulatory Meetings) shall not apply. Within [***] days after the Implementation Date for ALN-TTR02, the Parties will agree to such other arrangements as are appropriate for such regulatory documents. At Genzyme’s request, following the Implementation Date for a Regional License Product other than ALN-TTR02, Alnylam will promptly assign and transfer to Genzyme all INDs, NDAs and other regulatory documentation submitted to any Regulatory Authority in the Genzyme Territory with respect to such Regional Licensed Product that is in the possession and control of Alnylam, and each Party will submit to the applicable Regulatory Authority all filings, letters and other documentation necessary to effect such assignment and transfer no later than [***] days after such request for such Regional Licensed Product, in each case, excluding any drug master files maintained by or on behalf of Alnylam. Each Party will have the sole right to (i) oversee, monitor and coordinate all regulatory actions, communications and filings with, and submissions to, each Regulatory Authority in its Territory with respect to such Regional Licensed Product; (ii) interface, correspond and meet with each Regulatory Authority in its Territory with respect to such Regional Licensed Product, and (iii) seek and maintain all regulatory filings in its Territory with respect to such Regional Licensed Product.

3.1.1.2. Notwithstanding the foregoing, for every Clinical Study conducted under a Global Development Plan, Alnylam will draft the protocol, develop the IND strategy, and file INDs globally, including in the Genzyme Territory, after input and review by Genzyme, and Alnylam will use reasonable efforts to address any concerns raised by Genzyme in connection with such activities. Unless otherwise agreed by the Parties, on a country-by-country basis, following the acceptance or approval of the IND and the first dosing of the first patient in the first Phase III Study of the relevant Regional Licensed Product in such country, as set forth in Section 3.1.1.1 above, Alnylam will assign the IND in such country in the Genzyme Territory to Genzyme and from that point forward, Genzyme will be primarily responsible for the related regulatory activities with respect thereto in its Territory. [***]

3.1.2. Communications. Each Party will notify the PJSC responsible for each Regional Licensed Product in writing, including a brief description in English, of the principal issues raised in each material communication with Regulatory Authorities with respect to such Regional Licensed Product within [***] days after receipt thereof. Upon request, each Party will provide to the other Party: (a) at the providing Party’s expense, a summary translation of such material communications in English, (b) at the providing Party’s expense, complete copies of the

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original correspondence in their native language, or (c) at the requesting Party’s expense, a full translation of such material communications in English, in each case (a) through (c) within a reasonable period of time following such request. For the purposes of this Section 3.1, “material communications” with Regulatory Authorities include meetings with Regulatory Authorities and Regulatory Authority questions or concerns with respect to significant issues, including any of the following: key product quality attributes (e.g., purity), safety findings affecting the platform (e.g., Serious Adverse Events, emerging safety signals), clinical or nonclinical findings affecting patient safety, lack of efficacy or receipt or denial of Regulatory Approval.

3.1.3. Regulatory Meetings. Each Party shall provide the other Party with reasonable advance notice of all substantive meetings with the Government Authorities in its Territory pertaining to each Regional Licensed Product, and Alnylam shall provide Genzyme with reasonable advance notice of all substantive meetings with the Governmental Authorities in the Genzyme Territory pertaining to each Regional Licensed Product, or with as much advance notice as practicable under the circumstances. Each Party shall use reasonable efforts, to the extent reasonably practicable, to permit the other Party to have, at the other Party’s expense, mutually acceptable representatives of the other Party to attend, solely as a non-participating observer, material, substantive meetings, including pre-IND and end of Phase II Study meetings, with the Governmental Authorities within such Party’s Territory pertaining to such Regional Licensed Product; provided, however, that neither Party shall be obligated to change the schedule of such a meeting in order to accommodate the schedule of the other Party’s representatives. Prior to the acceptance or approval of the IND and the first dosing of the first patient in the first Phase III Study of a Regional Licensed Product by Alnylam in a country in the Genzyme Territory, Alnylam shall provide Genzyme with reasonable advance notice of all substantive meetings with Regulatory Authorities in the Genzyme Territory pertaining to such Regional Licensed Product, or with as much advance notice as practicable under the circumstances. Alnylam shall use reasonable efforts, to the extent reasonably practicable, to permit Genzyme to have, at Genzyme’s expense, mutually acceptable representatives of Genzyme to attend, as full and equal participants, material, substantive meetings, including pre-IND and end of Phase II Study meetings, with Regulatory Authorities in the Genzyme Territory pertaining to such Regional Licensed Product.

3.1.4. Submissions. Each Party shall provide the other Party with written notice of each of the following events with regard to each Regional Licensed Product within a reasonable period of time following the occurrence thereof, to the extent notice was not provided prior to the Implementation Date for such Regional Licensed Product: (a) the filing of any IND for such Regional Licensed Product; (b) the submission of any filings or applications for Regulatory Approval (including orphan drug applications and designations) of such Regional Licensed Product in such Party’s Territory to any Regulatory Authority and (c) receipt or denial of Regulatory Approval for such Regional Licensed Product obtained or denied; provided, however, that in all circumstances, each Party shall inform the other Party of such event prior to public disclosure of such event by such Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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3.2. EMA Regulatory Strategy. Within [***] before the anticipated MAA filing for a Regional Licensed Product, the PJSC will determine an EMA regulatory strategy for such Regional Licensed Product pursuant to which the PJSC will determine (a) whether Alnylam will seek Regulatory Approval for such Regional Licensed Product in the EU using the EMA centralized or a national authorization procedure and (b) whether Genzyme will file a duplicate license with respect to any MAA held by Alnylam in the Alnylam Territory [***]. In determining the EMA regulatory strategy, the Parties agree to reasonably consider in good faith each Party’s interests. In the event that Genzyme files a duplicate license in the Genzyme Territory, Alnylam will coordinate communications with EMA, and provide support to enable Genzyme to efficiently obtain such duplicate license to provide for marketing in Genzyme countries under a separate, Genzyme trade name, to the extent not inconsistent with the Global Branding Strategy for such Regional Licensed Product.

3.3. Costs of Regulatory Affairs. Except as provided in Section 2.3 (Responsibilities for Development Activities and Costs) and Section 3.1.1.2, each Party shall be responsible for all costs and expenses incurred in connection with applying for, obtaining and maintaining Regulatory Approval with respect to Regional Licensed Products in its Territory, and related regulatory affairs activities.

3.4. Right of Reference. Each Party hereby grants to the other Party, and at the request of the other Party will grant to the other Party’s Related Parties, a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) (or any successor rule or analogous Law recognized outside of the United States), to, and a right to copy, access, and otherwise use, all information and data (including all CMC information as well as data made, collected or otherwise generated in the conduct of any Clinical Studies or Secondary Indication Studies or early access/named patient programs for the Regional Licensed Products) included in or used in support of any regulatory filing, Regulatory Approval, drug master file or other regulatory documentation (including orphan drug applications and designations) owned or controlled by such Party or its Related Parties that relates to (a) any Regional Licensed Product or (b) with respect to such information and data provided to Genzyme, the siRNA Controlled by Alnylam and known as ALN-TTR01, to the extent necessary or useful to obtain Regulatory Approval of a Regional Licensed Product in the Genzyme Territory, and such Party shall provide a signed statement to this effect, if requested by the other Party, in accordance with 21 C.F.R. § 314.50(g)(3) (or any successor or analogous Law outside of the United States). In addition, upon request of either Party (on behalf of itself or a Sublicensee), the other Party shall obtain and provide to the requesting Party certificates or other formal or official attestations concerning the regulatory status of the Regional Licensed Products in the Genzyme Territory or the Alnylam Territory, as applicable (e.g., Certificates of Free Sale, Certificates for Export, Certificates to Foreign Governments). Notwithstanding anything to the contrary in these Regional License Terms, neither Party shall withdraw or inactivate any regulatory filing that the other Party references or otherwise uses pursuant to this Section 3.4.

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4. COMMERCIALIZATION OF THE LICENSED PRODUCTS

4.1. Responsibility, Cost and Diligence.

4.1.1. Genzyme. Genzyme shall be solely responsible, at its expense, for all Commercialization activities relating to Regional Licensed Products in the Field in the Genzyme Territory. [***].

4.1.2. Alnylam. Alnylam shall be solely responsible, at its expense, for all Commercialization activities relating to Regional Licensed Products in the Field in the Alnylam Territory.

4.1.3. Joint Commercialization. In the event that the Parties mutually agree to conduct any joint Commercialization activities regarding a Regional Licensed Product, the Parties will (a) agree in writing to a written work plan and time table for conducting such activities; (b) agree in writing to management and governance mechanisms for such joint activities, including coordination of such activities through the PJSC responsible for such Regional Licensed Product; and (c) negotiate in good faith a budget therefor and an equitable allocation of costs between the Parties. At either Party’s request, the Parties will start discussion regarding beneficial joint Commercialization activities [***] years prior to the anticipated First Commercial Sale of the Regional Licensed Product, with any agreement to be preferably finalized not less than [***] years prior to the anticipated First Commercial Sale of the Regional Licensed Product.

4.2. Global Commercial Strategy. Within [***] days after the Implementation Date for a Regional Licensed Product, Alnylam shall provide and within [***] days after provision the PJSC shall review, update and approve a written summary of the global Commercial strategy for such Regional Licensed Product (the “Global Commercial Strategy”).

4.3. Genzyme Territory Commercialization Plan. No less than [***] months in advance of the reasonably expected first Regulatory Approval in the Genzyme Territory with respect to a Regional Licensed Product, and on an annual basis thereafter, Genzyme shall prepare and deliver to the PJSC responsible for such Regional Licensed Product for review a reasonable written plan that summarizes the Commercialization activities to be undertaken with respect to such Regional Licensed Product in the Genzyme Territory in the next Calendar Year and, to the extent commercially reasonable, Genzyme’s plans to obtain further Regulatory Approvals and Commercialize such Regional Licensed Product in countries in the Genzyme Territory in which Genzyme is not then Commercializing such Regional Licensed Product, and the dates by which such activities are targeted to be accomplished (the “Genzyme Territory Commercialization Plan”). Each Genzyme Territory Commercialization Plan shall be consistent with the requirements of the initial Global Commercialization Strategy or the most recently approved by the PJSC[***]. The Genzyme Territory Commercialization Plan for a Regional Licensed Product shall subsequently be updated and modified by Genzyme, from time to time at its discretion and no less frequently than once per Calendar Year, based upon, among other things, Genzyme’s Commercialization activities with respect to such Regional Licensed Product in the Genzyme Territory, a copy of which updated plan Genzyme will provide to the PJSC responsible for such Regional Licensed Product. [***].

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4.4. Alnylam Territory Commercialization Plan. No less than [***] months in advance of the reasonably expected first Regulatory Approval in the Alnylam Territory with respect to a Regional Licensed Product, and on an annual basis thereafter, Alnylam shall prepare and deliver to the PJSC responsible for such Regional Licensed Product for review a reasonable written plan that summarizes the Commercialization activities to be undertaken with respect to such Regional Licensed Product in the Alnylam Territory in the next Calendar Year and, to the extent commercially reasonable, Alnylam’s plans to obtain further Regulatory Approvals and Commercialize such Regional Licensed Product in countries in the Alnylam Territory in which Alnylam is not then Commercializing such Regional Licensed Product, and the dates by which such activities are targeted to be accomplished (the “Alnylam Territory Commercialization Plan”). The Alnylam Territory Commercialization Plan shall at all times remain consistent with the Global Commercialization Strategy. The Alnylam Territory Commercialization Plan for a Regional Licensed Product shall subsequently be updated and modified by Alnylam, from time to time at its discretion and no less frequently than once per Calendar Year, based upon, among other things, Alnylam’s Commercialization activities with respect to such Regional Licensed Product in the Alnylam Territory, a copy of which updated plan Alnylam will provide to the PJSC responsible for such Regional Licensed Product. [***].

4.5. Advertising and Promotional Materials.

4.5.1. Global Branding. Alnylam shall have the right, from time to time during the Term, to develop (and thereafter modify and update) a global branding strategy (including global positioning, colors and other visual branding elements) for each Regional Licensed Product for use in the Field throughout the world (the “Global Branding Strategy”), which the PJSC responsible for such Regional Licensed Product shall, in accordance with Sections 5.5.2(b) (PJSC Commercialization Responsibilities) and 5.6 (PJSC Decision-Making), review and approve, and which the Parties shall, following such review and approval, implement. Alnylam will submit the Global Branding Strategy for a Regional Licensed Product to the PJSC responsible for such Regional Licensed Product at least annually (or more frequently if reasonably requested by Genzyme). Alnylam shall consider in good faith any timely comments Genzyme may have with respect to any Global Branding Strategy, but shall have final decision-making authority with respect to such Global Branding Strategy. Notwithstanding the foregoing, Alnylam shall ensure that the Global Branding Strategy complies with applicable Laws in the Genzyme Territory, and that any branding elements selected for inclusion in the Global Branding Strategy do not infringe any Third Party trademarks or other intellectual property rights. If any such Global Branding Strategy infringes Third Party trademarks or other intellectual property rights or otherwise does not comply with applicable Law in the Genzyme Territory, Alnylam shall take action to end such infringement or other noncompliance (including by modifying such Global Branding Strategy) and Genzyme will not be obligated to implement such Global Branding Strategy in the Genzyme Territory pursuant to this Section 4.5.1 unless and until such infringement or noncompliance is ended.

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4.5.2. Alnylam A&P. Alnylam will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to each Regional Licensed Product (“Promotional Materials”) for use in the Alnylam Territory. All such Promotional Materials will be compliant with applicable Law and, if applicable, consistent in all material respects with the Global Branding Strategy for such Regional Licensed Product. Alnylam will submit representative samples of its Promotional Materials developed by it for use in the Alnylam Territory to the PJSC, at least annually (or more frequently if reasonably requested by Genzyme). Alnylam shall consider in good faith any timely comments Genzyme may have with respect to any such Promotional Materials, but shall have final decision-making authority with respect to such Promotional Materials. Notwithstanding the foregoing, Alnylam will incorporate any changes to Promotional Materials requested by Genzyme in a timely fashion in cases where Genzyme indicates that believes in good faith based on the advice of counsel that such change is necessary to enable it to comply with any applicable Law.

4.5.3. Genzyme A&P. Genzyme will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant Promotional Materials relating to each Regional Licensed Product for use in the Genzyme Territory. All such Promotional Materials will be compliant with applicable Law, consistent in all material respects with the Genzyme Territory Commercialization Plan and, if applicable, consistent in all material respects with the Global Branding Strategy for such Regional Licensed Product in the Genzyme Territory. Genzyme will submit representative samples of its Promotional Materials developed by it for use in the Genzyme Territory to the PJSC at least annually thereafter (or more frequently if reasonably requested by Alnylam). Genzyme shall consider in good faith any timely comments Alnylam may have with respect to any such Promotional Materials, but shall have final decision-making authority in the Genzyme Territory with respect to such Promotional Materials.

4.5.4. Reporting Obligations. Genzyme shall report to the PJSC responsible for a Regional Licensed Product in writing, by no later than each [***] following the first Regulatory Approval of such Regional Licensed Product in the Field in the Genzyme Territory (for the period ending December 31 of the prior Calendar Year), summarizing in reasonable detail Genzyme’s Commercialization activities for such Regional Licensed Product performed to date (or updating such report for activities performed since the last such report was given hereunder, as applicable). In addition, Genzyme shall provide Alnylam with written notice of the First Commercial Sale of each Regional Licensed Product in the Genzyme Territory within [***] days after such event; provided, however, that in all circumstances, Genzyme shall inform Alnylam of such event prior to public disclosure of such event by Genzyme. Each Party shall provide such other information to the PJSC responsible for a Regional Licensed Product as the other Party may reasonably request with respect to Commercialization of such Regional Licensed Product and shall keep such PJSC reasonably informed of such Party’s Commercialization activities with respect to such Regional Licensed Product.

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4.6. Commercialization Reporting Obligations. Each Party and its Related Parties shall be responsible for booking sales in its Territory. Each Party and its Related Parties may warehouse Regional Licensed Products both inside and outside of such Party’s Territory, provided that any sales with respect to such Regional Licensed Products are booked in such Party’s Territory. If a Party receives any orders for any Regional Licensed Product in the other Party’s Territory, it shall refer such orders to the other Party, to the extent it is not prohibited from doing so under applicable Law. Moreover, each Party and its Related Parties shall be solely responsible for handling all returns of any Regional Licensed Product sold in its Territory, as well as all aspects of Regional Licensed Product order processing, invoicing and collection, distribution, inventory and receivables of Regional Licensed Products sold in its Territory.

4.7. Recalls, Market Withdrawals or Corrective Actions. In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with a Regional Licensed Product in a Territory, or in the event either Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal of a Regional Licensed Product in its Territory, the Party notified of such recall or similar action, or the Party that desires such recall or similar action, shall within [***] hours notify the other Party’s RLP Alliance Manager and PJSC representatives thereof by telephone or e-mail. Each Party, in consultation with the other Party, shall decide whether to conduct a recall of a Regional Licensed Product in its own Territory and the manner in which any such recall shall be conducted (except in the case of a government mandated recall, when such Party may act without such advance notice but shall notify the other Party as soon as possible). Except as may otherwise be agreed to by the Parties, each Party shall bear the expense of any such recall in its own Territory. Each Party will make available all of its pertinent records that may be reasonably requested by the other Party in order to effect a recall of a Regional Licensed Product in the other Party’s Territory. The Parties’ rights and obligations under this Section 4.7 shall be subject to the terms of any supply agreement(s) entered into between the Parties. In the event of a conflict between the provisions of any such supply agreement and this Section 4.7, the provisions of such supply agreement shall govern.

4.8. [***]

4.8.1. [***]

4.8.2. [***].

5. COLLABORATION MANAGEMENT

5.1. Product Joint Steering Committee. The Parties shall establish a product joint steering committee (a “PJSC”) to facilitate the RLP Collaboration with respect to each Regional Licensed Product as follows:

5.1.1. Composition of the Product Joint Steering Committee. The Development and Commercialization of each Regional Licensed Product pursuant to the RLP Collaboration will be conducted under the oversight of a PJSC, which shall comprise three (3)

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representatives of each Party. The PJSC for ALN-TTR02 shall be established as of the Effective Date. Each Party shall appoint its respective representatives to the PJSC for each other Regional Licensed Product from time to time following the Implementation Date for such Regional Licensed Product, and may substitute one or more of its representatives on any PJSC, in its sole discretion, effective upon notice to the other Party of such change. Each Party shall have at least one representative on each PJSC who is a senior employee (vice president level or above), and all representatives on each PJSC shall have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the RLP Collaboration and the applicable Regional Licensed Product. For the avoidance of doubt, the same representatives from each Party may serve on the PJSC for more than one Regional Licensed Product. Unless otherwise agreed by the Parties, each Party’s representatives on any PJSC must be employees of such Party. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend PJSC meetings, subject to such representatives and consultants undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 7 of the Master Agreement (Confidentiality and Publication).

5.1.2. PJSC Chairperson. The chairperson of each PJSC shall rotate every twelve (12) months between a PJSC representative of Alnylam and a PJSC representative of Genzyme. The initial chairperson of each PJSC shall be a representative of Alnylam. Each PJSC chairperson’s responsibilities shall include chairing meetings, including ensuring that objectives for each meeting are set and achieved.

5.2. Appointment of Subcommittees, Project Teams and RLP Alliance Managers. Each PJSC shall be empowered to create such subcommittees and project teams as it may deem appropriate or necessary, such as for specific oversight of Development, Manufacturing, Commercialization or intellectual property issues relating to the Regional Licensed Product for which such PJSC is responsible. Each such project team created by a PJSC shall report to such PJSC, which shall have authority to approve or reject recommendations or actions proposed by such project team, subject to these Regional License Terms. For the avoidance of doubt, the same representatives from each Party may serve on the project team for more than one Regional Licensed Product. Each Party will designate an alliance manager for each Regional Licensed Product (each, a “RLP Alliance Manager”) to serve as a primary point of contact for the other Party with respect to all activities under the RLP Collaboration related to such Regional Licensed Product. Each RLP Alliance Manager’s responsibilities shall include (a) scheduling meetings of the PJSC at least once per Calendar Quarter, but more frequently if the PJSC determines it necessary; (b) setting agendas for PJSC meetings with solicited input from the RLP Alliance Manager for the other Party and other members of the PJSC; and (c) coordinating the delivery of draft minutes to the PJSC for review and final approval. Beginning with Alnylam’s RLP Alliance Manager, such responsibilities shall alternate between the RLP Alliance Managers from each Party on a meeting-by-meeting basis after each meeting of the applicable committee. Each Party may change any of its RLP Alliance Managers at any time in its sole discretion with written notice to the other Party, provided that each RLP Alliance Manager will be individually identified at all times and will have such experience, authority, responsibility and accountability as is reasonably sufficient to enable such person to fulfill his or her responsibilities as a RLP Alliance Manager under these Regional License Terms on behalf of the applicable Party.

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REGIONAL LICENSE TERMS

5.3. PJSC Meetings. Each PJSC shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Calendar Quarter during the Term, with the location for such meetings alternating between Alnylam and Genzyme facilities (or such other locations as are mutually agreed by the Parties). Alternatively, a PJSC may meet by means of teleconference, videoconference or other similar communications equipment, but at least two (2) meetings of such PJSC per Calendar Year shall be conducted in person. All proceedings for each PJSC shall take place in English. Where the membership of a PJSC for a Regional Licensed Product is the same as one or more other PJSCs for other Regional Licensed Product(s), such PJSCs may have a single meeting to discuss each Regional Licensed Product for which they have responsibility. Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

5.4. PJSC Minutes. A RLP Alliance Manager shall be appointed secretary for each meeting of each PJSC and shall prepare minutes of the meeting, which shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by such PJSC. Within [***] days after each meeting, the drafting RLP Alliance Manager shall provide the draft minutes to the other RLP Alliance Manager for review and comment. The drafting RLP Alliance Manager shall reasonably consider all comments from the other RLP Alliance Manager within [***] days. The drafting RLP Alliance Manager shall prepare and submit revised minutes within [***] days after receipt of such comments or upon expiration of such [***] day period.

5.5. PJSC Responsibilities.

5.5.1. PJSC Development Responsibilities. Each PJSC shall have the following responsibilities with respect to the Development of the Regional Licensed Product for which it is responsible:

(a) developing and approving updates and amendments to the Global Development Strategy for such Regional Licensed Product in accordance with Section 2.2.1 (Global Development Strategy);

(b) developing and approving updates and amendments to the Global Development Plan for such Regional Licensed Product in accordance with Section 2.2.2.3 (Managing and Amending Global Development Plans and Global Development Budgets);

(c) reviewing and approving the initial Genzyme Territory Development Plan and the initial Alnylam Territory Development Plan for such Regional Licensed Product in accordance with Sections 2.2.3 (Alnylam Territory Development Plan) and 2.2.4 (Genzyme Territory Development Plan);

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(d) reviewing and discussing updates and amendments to the Genzyme Territory Development Plan and the Alnylam Territory Development Plan for such Regional Licensed Product in accordance with Sections 2.2.3 (Alnylam Territory Development Plan) and 2.2.4 (Genzyme Territory Development Plan), and providing each Party with feedback regarding the same;

(e) reviewing and discussing updates provided by each Party regarding the Development of such Regional Licensed Product in such Party’s Territory in accordance with Section 2.5.1 (Development Activities Reports), and providing each Party with feedback regarding the same;

(f) monitoring and coordinating Development activities in the Genzyme Territory and the Alnylam Territory for such Regional Licensed Product, and regulatory and pharmacovigilance requirements and matters;

(g) reviewing and discussing updates provided by each Party regarding any Global Development Activities in accordance with the Global Development Plan for such Regional Licensed Product (including the Global Development Budget);

(h) approving a global list of clinical sites for each Global Clinical Study for such Regional Licensed Product;

(i) approving the appointment of the global CRO to manage any Phase II Study or Phase III Study for such Regional Licensed Product;

(j) overseeing any manufacturing and supply relationship between the Parties with respect to the Manufacture of such Regional Licensed Product for Development activities (subject to the provisions of the RLP Clinical Supply Agreement, if any); and

(k) performing such other activities as the Parties agree in writing shall be the responsibility of such PJSC or that are otherwise assigned to such PJSC under these Regional License Terms.

5.5.2. PJSC Commercialization Responsibilities. Each PJSC shall have the following responsibilities with respect to the Commercialization of the Regional Licensed Product for which it is responsible, to the extent permissible under applicable Laws:

(a) reviewing and discussing reports and information provided by each Party regarding the Commercialization of such Regional Licensed Product in such Party’s Territory in accordance with Section 4.6 (Commercialization Reporting Obligations);

(b) reviewing and approving, any Global Branding Strategy developed by Alnylam for such Regional Licensed Product in accordance with Section 4.5.1 (Global Branding);

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(c) reviewing and discussing the Genzyme Territory Commercialization Plan for such Regional Licensed Product and updates thereto provided by Genzyme pursuant to Section 4.3 (Genzyme Territory Commercialization Plan);

(d) reviewing and discussing Promotional Material for such Regional Licensed Product of both Parties in accordance with Sections 4.5.2 (–Alnylam A&P) and 4.5.3 (–Genzyme A&P);

(e) providing a forum for the Parties to discuss the Commercialization of such Regional Licensed Product in the Field worldwide, including coordination regarding Regional Licensed Product positioning and messaging, key opinion leader relationship management, medical affairs, and marketing and selling materials;

(f) providing a forum for the Parties to discuss collaborating on commercial activities with respect to such Regional Licensed Product that can be leveraged for both Parties’ respective Territories and how the Parties would share the costs of such mutually agreed joint Commercialization activities;

(g) overseeing any manufacturing and supply relationship between the Parties with respect to the Manufacture of such Regional Licensed Product for Commercialization activities (subject to the provisions of the RLP Commercial Supply Agreement, if any); and

(h) performing such other activities as the Parties agree in writing shall be the responsibility of such PJSC or that are otherwise assigned to such PJSC under these Regional License Terms.

5.6. PJSC Decision-Making.

5.6.1. PJSC Decisions. With respect to decisions of each PJSC, the representatives of each Party on such PJSC shall have collectively one vote on behalf of such Party. For each meeting of a PJSC, at least two (2) representatives of each Party shall constitute a quorum. Action on any matter may be taken at a meeting, by teleconference, videoconference or by written agreement. Each PJSC shall attempt to resolve any and all disputes before it for decision by consensus. For the avoidance of doubt, the phrase “approval by the PJSC” and similar phrases used in these Regional License Terms shall mean approval in accordance with this Section 5.6 (PJSC Decision-Making), including [***].

5.6.2. Escalation. If a PJSC is unable to reach a consensus with respect to any dispute for a period in excess of [***] days, then the dispute shall be submitted to the AJSC (as defined in the Master Agreement) at a meeting or meetings (whether in-person or by teleconference or videoconference). During such meeting(s), each Party shall provide analysis to support its position with respect to such dispute. If the dispute is still unresolved after a further [***] days, such dispute shall be [***].

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5.6.3. [***]. If a dispute cannot be resolved under Section 5.6.2 (Escalation), then, subject to Sections 5.6.4 [***]

5.6.3.1. [***]

5.6.3.2. [***]

5.6.3.3. [***]

5.6.4. [***]

5.6.4.1. [***]

5.6.4.2. [***]

5.6.5. [***]

(i) [***]

(ii) [***]

(iii) [***]

(iv) [***]

(v) [***]

5.7. Term of PJSC. With respect to each Regional Licensed Product, after the [***] anniversary of the Implementation Date for such Regional Licensed Product, Alnylam shall have the right, but not the obligation, to continue its participation in the PJSC responsible for such Regional Licensed Product.

5.8. Alnylam Third Party Partner. If, at any time during the Term, Alnylam enters into an agreement (a “Third Party Collaboration Agreement”) with one or more Third Party(ies) (each, a “Third Party Partner”) to Develop and/or Commercialize any Regional Licensed Product in the Field in the Alnylam Territory, Alnylam shall ensure that such agreement is consistent with these Regional License Terms.

5.8.1. Required Terms. Without limitation, Alnylam shall negotiate terms in the Third Party Collaboration Agreement (a) regarding intellectual property necessary to permit Alnylam to license or sublicense to Genzyme any Patent Rights and Know-How developed in the course of activities pursuant to the Third Party Collaboration Agreement that are necessary for Genzyme to Develop, Manufacture and Commercialize Regional Licensed Products in accordance with these Regional License Terms, if any; (b) providing Genzyme with a right of reference as set forth in Section 3.4 (Right of Reference); (c) requiring such Third Party Partner to maintain records substantially as set forth in Section 2.5.2 (Scientific Records); (d) enabling

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REGIONAL LICENSE TERMS

Alnylam to provide Genzyme with copies of data and reports, including Clinical Study reports, in a commercially reasonable format, made, collected or otherwise generated by or on behalf of the Third Party Partner in the conduct of any pre-clinical studies, Clinical Studies or early access/named patient programs for any Regional Licensed Products (excluding, for clarity, information generated in Secondary Indication Studies and CMC information), and protocols and investigator brochures related to any Regional Licensed Product, in each case that are reasonably necessary for Genzyme (or its Related Parties) to Develop and obtain Regulatory Approval for the Regional Licensed Products in the Genzyme Territory; (e) enabling Alnylam to provide Genzyme with information with respect to matters in the Third Party Partner’s territory as are required to be provided to Genzyme under Sections 2.5.1 (Development Activities Reports), 3.1.2 (Communications) (to the extent requiring a brief description in English of principal issues raised in material communications from Regulatory Authorities and otherwise to the extent reasonably necessary to assist Genzyme with obtaining Regulatory Approvals of Regional Licensed Products), and 3.1.4 (Submissions); (f) regarding pharmacovigilance that are consistent with Section 4.6 of the Master Agreement (Pharmacovigilance) and the SDEA; and (g) regarding recalls that are consistent with Section 4.7 (Recalls, Market Withdrawals or Corrective Actions).

5.8.2. [***].

5.8.3. Global Coordination Committee. Alnylam shall use reasonable efforts to include in any Third Party Collaboration Agreement relating to rights licensed to a Third Party Partner in the United States and/or major markets in Europe, the discretionary participation by such Third Party Partner with Genzyme and Alnylam in a global coordination committee, which shall include representatives of Alnylam, Genzyme and the Third Party Partner and which shall be responsible for facilitating discussions between the parties with respect to the global Development, Manufacture and Commercialization of Regional Licensed Products.

5.8.4. Notice. Alnylam shall promptly provide Genzyme with a copy of any fully executed Third Party Collaboration Agreement, which may be redacted to remove provisions which are not necessary to monitor compliance with this Section 5.8 and such Third Party Collaboration Agreement will be deemed Alnylam Confidential Information for the purposes of Section 7 of the Master Agreement (Confidentiality and Publication).

5.8.5. Sublicenses. If any Third Party Collaboration Agreement grants the Third Party Partner a sublicense under the Genzyme Technology, Alnylam shall ensure that such Third Party Collaboration agreement complies with Section 6.2.4 (Sublicensing Terms).

5.8.6. Breach; Responsibility. If Alnylam becomes aware of a material breach of the provisions of any Third Party Collaboration Agreement by a Third Party Partner, compliance with which is necessary for Alnylam’s compliance with these Regional License Terms, Alnylam shall promptly notify Genzyme of the particulars of the same and use Commercially Reasonable Efforts to cause the Third Party Partner to comply with all the provisions of the Third Party Collaboration Agreement necessary for Alnylam’s compliance with these Regional License Terms. Notwithstanding any Third Party Collaboration Agreement, Alnylam shall remain primarily liable to Genzyme for the performance of all of Alnylam’s obligations under, and Alnylam’s compliance with all provisions of, these Regional License Terms with respect to the entire Alnylam Territory.

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6. LICENSES

6.1. License Grants to Genzyme.

6.1.1. Development License in the Genzyme Territory. On a Regional Licensed Product-by-Regional Licensed Product basis, subject to these Regional License Terms (including Section 8.4.1.3(c) (Exclusivity)) and any RLP Clinical Supply Agreement, effective upon the Implementation Date for each Regional Licensed Product, Alnylam hereby grants Genzyme a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 6.1.4 (Sublicensing Terms)) exclusive (even as to Alnylam) license under Alnylam Technology to Develop such Regional Licensed Product in the Field in the Genzyme Territory and the Alnylam Territory, in each case solely as and to the extent provided in any approved Genzyme Territory Development Plan or any Global Development Plan, and in each case, solely for Regulatory Approval and Commercialization in the Genzyme Territory. Notwithstanding the foregoing, Alnylam retains (a) the exclusive right under the Alnylam Technology, with the right to grant licenses through multiple tiers without restriction, to Develop Regional Licensed Products anywhere in the world for Regulatory Approval and Commercialization in the Alnylam Territory, and (b) the co-exclusive right (with Genzyme) to Develop each Regional Licensed Product anywhere in the world for Regulatory Approval and Commercialization by Genzyme in the Genzyme Territory in accordance with the Global Development Plan for such Regional Licensed Product.

6.1.2. Commercialization License in the Genzyme Territory. On a Regional Licensed Product-by-Regional Licensed Product basis, subject to these Regional License Terms (including Section 8.4.1.3(c) (Exclusivity)) and any RLP Commercial Supply Agreement, effective upon the Implementation Date for each Regional Licensed Product, Alnylam hereby grants Genzyme a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 6.1.4 (Sublicensing Terms)) exclusive (even as to Alnylam) license under Alnylam Technology to Commercialize such Regional Licensed Product in the Field in the Genzyme Territory. Such license shall be royalty-bearing for the Royalty Term applicable to each Regional Licensed Product in each country in the Genzyme Territory, and, after the Royalty Term applicable to such Regional Licensed Product in such country, shall convert to a fully-paid perpetual exclusive license to Commercialize such Regional Licensed Product in the Field in such country.

6.1.3. Manufacturing Licenses. On a Regional Licensed Product-by-Regional Licensed Product basis, subject to these Regional License Terms (including Section 8.4.1.3(c)) and any RLP Clinical Supply Agreement and RLP Commercial Supply Agreement, effective upon the Implementation Date for each Regional Licensed Product, Alnylam hereby grants Genzyme a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 6.1.4(Sublicensing Terms)), worldwide, exclusive (even as to Alnylam) license under Alnylam Technology to Manufacture

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such Regional Licensed Product inside or outside of the Genzyme Territory solely for Commercialization in the Genzyme Territory and, to the extent permitted pursuant to Section 2.3.2 (Genzyme Development), for Development for the Alnylam Territory. Notwithstanding the foregoing, Alnylam retains the exclusive right under the Alnylam Technology, with the right to grant licenses through multiple tiers without restriction, to Manufacture Regional Licensed Products anywhere in the world (a) for Development and Commercialization in the Alnylam Territory and, to the extent permitted pursuant to Section 2 (Development Collaboration) for Development in the Genzyme Territory, and (b) to supply (or have supplied to) Genzyme pursuant to the RLP Supply Agreements to be agreed by the Parties pursuant to Section 6.2 of the Master Agreement (Collaboration Product Supply Agreements).

6.1.4. Sublicensing Terms.

(a) Genzyme shall have the right to sublicense any of its rights under Sections 6.1.1 (Development License in the Genzyme Territory), 6.1.2 (Commercialization License in the Genzyme Territory) and 6.1.3 (Manufacturing Licenses) to any of its Affiliates or to any Third Party (which sublicensed rights may be further sublicensable through multiple tiers) without the prior consent of Alnylam, subject to the requirements of this Section 6.1.4. [***].

(b) Each sublicense granted by Genzyme pursuant to this Section 6.1.4 shall be subject and subordinate to these Regional License Terms and shall contain provisions consistent with those in these Regional License Terms. Genzyme shall promptly provide Alnylam with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 6.1.4), and each such sublicense agreement shall contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 7 of the Master Agreement (Confidentiality and Publication) with respect to Alnylam’s Confidential Information, (ii) if such sublicense agreement contains a sublicense of Regional Licensed Product Commercialization rights, such sublicense agreement shall also contain the following provisions: (x) a requirement that the Sublicensee submit applicable sales or other reports to Genzyme to the extent necessary or relevant to the reports required to be made or records required to be maintained under these Regional License Terms; and (y) the audit requirement set forth in Section 9.2 of the Master Agreement (Audits); and (iii) a requirement that the Sublicensee comply with the applicable provisions under any Alnylam In-License.

(c) If Genzyme becomes aware of a material breach of the provisions of any sublicense by any Genzyme Sublicensee, compliance with which is necessary for Genzyme’s compliance with these Regional License Terms, Genzyme shall promptly notify Alnylam of the particulars of the same and use Commercially Reasonable Efforts to cause the Sublicensee to comply with all the provisions of the sublicense necessary for Genzyme’s compliance with these Regional License Terms. [***]. Notwithstanding any sublicense, Genzyme shall remain primarily liable to Alnylam for the performance of all of Genzyme’s obligations under, and Genzyme’s compliance with all provisions of, these Regional License Terms.

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REGIONAL LICENSE TERMS

6.2. License Grants to Alnylam.

6.2.1. Commercialization License in the Alnylam Territory. Subject to these Regional License Terms, Genzyme hereby grants Alnylam a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 6.2.4 (Sublicensing Terms)), non-exclusive, royalty-free license under Genzyme Collaboration IP to Develop and Commercialize Regional Licensed Products in the Field in the Alnylam Territory.

6.2.2. License to Improvement Manufacturing Patent Rights. Subject to these Regional License Terms, Genzyme hereby grants Alnylam a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 6.2.4 (Sublicensing Terms)), worldwide, non-exclusive license under the Improvement Manufacturing Patent Rights, to Manufacture (a) Alnylam Developed siRNA Products targeting any human gene; and (b) Regional Licensed Products for Development and Commercialization in the Alnylam Territory and, to the extent permitted pursuant to Section 2.3.3 (Alnylam Development), for Development in the Field in the Genzyme Territory.

6.2.3. License to Genzyme Disclosed Manufacturing Know-How. Subject to these Regional License Terms, Genzyme hereby grants Alnylam a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 6.2.4 (Sublicensing Terms)), worldwide, non-exclusive license under the Genzyme Disclosed Manufacturing Know-How to Manufacture Regional Licensed Products for Development and Commercialization in the Alnylam Territory and, to the extent permitted pursuant to Section 2.3.3 (Alnylam Development), for Development in the Field in the Genzyme Territory.

6.2.4.	Sublicensing Terms.

(a) Subject to Section 6.5 (Alnylam Territory Right of First Negotiation), Alnylam shall have the right to sublicense any of its rights under Section 6.2.1 (Commercialization License in the Alnylam Territory), 6.2.2 (License to Improvement Manufacturing Patent Rights) and 6.2.3 (License to Genzyme Disclosed Manufacturing Know-How) to [***].

(b) Each sublicense granted by Alnylam pursuant to this Section 6.2.4 shall be subject and subordinate to these Regional License Terms and shall contain provisions consistent with those in these Regional License Terms. Alnylam shall promptly provide Genzyme with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 6.2.4), and each such sublicense

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agreement shall contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 7 of the Master Agreement (Confidentiality and Publication) with respect to Genzyme’s Confidential Information and (ii) a requirement that the Sublicensee comply with the applicable provisions under any Genzyme In-License.

(c) If Alnylam becomes aware of a material breach of any sublicense by any Alnylam Sublicensee, compliance with which is necessary for Alnylam’s compliance with these Regional License Terms, Alnylam shall promptly notify Genzyme of the particulars of the same and use Commercially Reasonable Efforts to cause the Sublicensee to comply with all the provisions of the sublicense necessary for Alnylam’s compliance with these Regional License Terms. [***]. Notwithstanding any sublicense, Alnylam shall remain primarily liable to Genzyme for the performance of all of Alnylam’s obligations under, and Alnylam’s compliance with all provisions of, these Regional License Terms.

6.3. Joint Collaboration IP. Subject to the rights and licenses granted to, and the obligations (including royalty obligations) of, each Party under these Regional License Terms, either Party is entitled to practice Joint Collaboration IP for all purposes on a worldwide basis and license Joint Collaboration IP without consent of and without a duty of accounting to the other Party. Each Party will grant and hereby does grant all permissions, consents and waivers with respect to, and all licenses under, the Joint Collaboration IP, throughout the world, necessary to provide the other Party with such rights of use and exploitation of the Joint Collaboration IP, and will execute documents as necessary to accomplish the foregoing.

6.4. Compliance with In-Licenses. All licenses and other rights granted to Genzyme under this Section 6 are subject to the rights and obligations of Alnylam under the Alnylam In-Licenses. All licenses and other rights granted to Alnylam under this Section 6 are subject to the rights and obligations of Genzyme under the Genzyme In-Licenses. Each Party shall comply with all applicable provisions of the In-Licenses, and shall perform and take such actions as may be required to allow the Party that is party to such In-License to comply with its obligations thereunder, including obligations relating to sublicensing, patent matters, confidentiality, reporting, audit rights, indemnification and diligence. Without limiting the foregoing, each Party shall prepare and deliver to the other Party any additional reports required under the applicable In-Licenses and requested by such other Party, in each case sufficiently in advance to enable the Party that is party to such In-License to comply with its obligations under the applicable In-Licenses. Each Party agrees, upon the other Party’s request, to provide the other Party with copies of any In-Licenses to which it is a party. Confidential Information of the providing Party or its counterparty may be redacted from such copies, except to the extent that such information is required in order to enable the other Party to comply with its obligations to the providing Party under these Regional License Terms with respect to such In-License or in order to enable the providing Party to ascertain compliance with these Regional License Terms.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

6.5. Alnylam Territory Right of First Negotiation. If, at any time during the Term, Alnylam desires to grant any Third Party rights to Develop and/or Commercialize one or more Regional Licensed Product(s) in any portion of the Alnylam Territory, Alnylam shall notify Genzyme in writing of its intent. Genzyme shall have [***] days from receipt of such written notice to notify Alnylam in writing as to whether Genzyme desires to negotiate for such rights in such territory, and if Genzyme so notifies Alnylam that it does desire to negotiate for such rights in such territory, Genzyme shall have the exclusive right for [***] days from the date of such notification to Alnylam to negotiate with Alnylam and to make one or more written non-binding offers to Alnylam concerning the acquisition of such rights in such territory by Genzyme. Genzyme shall have the exclusive right for [***] days (or such longer period as may be mutually agreed by the Parties) after such [***] day period, to finalize and enter into a definitive agreement with Alnylam for such rights in such territory, provided that, if either Genzyme does not provide such written notice within such [***] day period or Genzyme does provide such written non-binding offer within such subsequent [***] day period, or Genzyme provides such notice of interest and such written offer but for any reason Genzyme and Alnylam do not enter into a definitive agreement within the [***] day negotiation period, Alnylam shall be free to enter into an agreement with a Third Party(ies) relating to such rights in such territory, without further obligation to Genzyme. Alnylam shall not, during the exclusive [***] day negotiating periods described above, enter into discussions, exchange information, or otherwise negotiate with any Third Party with respect to an agreement with respect to the Development and/or Commercialization of the applicable Regional Licensed Product(s) in the Alnylam Territory. Notwithstanding the foregoing, during the period of [***] months after the termination of any such negotiation that does not result in a definitive agreement between Alnylam and Genzyme, Alnylam shall not enter into a transaction with respect to such rights in such territory with any Third Party on terms that are, in the aggregate, materially more favorable to the Third Party than the last terms offered in writing by Genzyme to Alnylam unless Alnylam first re-offers such transaction to Genzyme on such more favorable terms and Genzyme does not accept such offer and enter into such transaction with Alnylam within [***] days after such re-offer. For clarity, prior to the exclusive negotiating periods described above, Alnylam shall be free to engage in discussions and exchange information with Third Parties with respect to the applicable Regional Licensed Product(s) rights, but shall not enter into any binding agreement with any Third Party with respect to such rights.

6.6. Bankruptcy. All rights and licenses granted under or pursuant to these Regional License Terms by a Party to the other, including those set forth in Sections 6.1 (License Grants to Genzyme), 6.2 (License Grants to Alnylam), and 3.4 (Right of Reference), are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties and their respective Sublicensees, as sublicensees of such rights under these Regional License Terms, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code and any foreign counterpart thereto. The Parties further agree that upon commencement of a bankruptcy proceeding by or against a Party (the “Bankrupt Party”) under the Bankruptcy Code, the other Party (the “Non-Bankrupt Party”) will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

deems appropriate), all such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (a) upon any such commencement of a bankruptcy proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under these Regional License Terms, or (b) if not delivered under (a) above, upon the rejection of these Regional License Terms by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party. Without limiting the foregoing, Alnylam hereby grants to Genzyme a right of access to and to obtain possession of (i) copies of research data, (ii) laboratory samples, (iii) samples of Regional Licensed Product, (iv) formulas, (v) laboratory notes and notebooks, (vi) data and results related to clinical trials, (vii) regulatory filings and approvals, (viii) rights of reference in respect of regulatory filings and approvals, (ix) pre-clinical research data and results, and (x) marketing, advertising and promotional materials, all of which (in clauses (i) through (x)) constitute “embodiments” of intellectual property pursuant to Section 365(n) of the Bankruptcy Code and (xi) all other embodiments of such intellectual property, and in respect of each of the foregoing clauses (i) through (xi), solely for the purpose of the exercise of Genzyme’s rights and licenses under these Regional License Terms, whether any of the foregoing are in Alnylam’s possession or control or in the possession and control of Third Parties. The Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agree not to interfere with the exercise by the Non-Bankrupt Party or its Related Parties of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with these Regional License Terms, and agrees to assist the Non-Bankrupt Party and its Related Parties in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as are reasonably necessary or desirable for the Non-Bankrupt Party to exercise such rights and licenses in accordance with these Regional License Terms. The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the Bankruptcy Code or other Laws.

6.7. No Other Rights. Except as otherwise expressly provided in these Regional License Terms, under no circumstances shall a Party, as a result of these Regional License Terms, obtain any ownership interest or other right in any Know-How, Patent Rights or other intellectual property rights of the other Party, including items owned, controlled or developed by the other Party, or provided by the other Party to the receiving Party at any time pursuant to these Regional License Terms.

7. CERTAIN FINANCIAL TERMS

7.1. Milestone Fees.

7.1.1. Development Milestones for Regional Licensed Products. Genzyme shall provide Alnylam with written notice of the achievement by Genzyme or any of its Related Parties of any development milestone event set forth below in this Section 7.1.1 and Alnylam shall provide Genzyme with written notice of the achievement by Alnylam or any of its Related Parties of any development milestone event set forth below in this Section 7.1.1, in each case

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

within [***] days after such event has occurred; provided, however, that the notifying Party shall inform the other Party of such event prior to any public disclosure of such event by the notifying Party. Alnylam shall invoice Genzyme within [***] days of receipt of such written notice by either Party, and Genzyme shall remit the associated development milestone payment within [***] days of the receipt of such invoice. Each development milestone payment by Genzyme to Alnylam hereunder shall be payable only once with respect to each Regional Licensed Product, regardless of the number of times a development milestone event is achieved with respect to any Regional Licensed Product.

7.1.1.1. Development Milestones for ALN-TTR02. Genzyme shall pay Alnylam the following amounts upon achievement of the following development milestone events with respect to ALN-TTR02:

Development Milestone Event	Development Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

7.1.1.2. Development Milestones for Regional Licensed Products other than ALN-TTR02. Genzyme shall pay Alnylam the following amounts upon achievement of the following development milestone events with respect to any Regional Licensed Product other than ALN-TTR02:

Development Milestone Event	Development Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

7.1.2. Sales Milestones for Regional Licensed Products other than ALN-TTR02. Genzyme shall provide Alnylam with written notice of the achievement by Genzyme or any of its Related Parties of any of the sales milestone events set forth below in this Section 7.1.2 within [***] days after such event has occurred. Alnylam shall invoice Genzyme within [***]days of receipt of such written notice, and Genzyme shall remit the associated sales milestone payment within [***] days of the receipt of such invoice.

Sales Milestone Event	Sales Milestone Payment
[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

[***].

7.2. Royalties.

7.2.1. Royalties Payable on Regional Licensed Products.

7.2.1.1. Royalties Payable on ALN-TTR02. Subject to these Regional License Terms, Genzyme shall pay to Alnylam royalties on annual Net Sales by Genzyme and its Related Parties of ALN-TTR02 in the Genzyme Territory, as follows:

Calendar Year Net Sales of ALN-TTR02 in the Genzyme Territory	Royalty (as a percentage of Net Sales)
[***]	[***]
[***]	[***]
[***]	[***]

Royalties on annual Net Sales of ALN-TTR02 shall be paid at the rate applicable to the portion of Net Sales within each of the Net Sales levels above during such Calendar Year. By way of example only, if Genzyme receives [***]

[***]

7.2.1.2. Royalties Payable on Other Regional Licensed Products. Subject to these Regional License Terms, Genzyme shall pay to Alnylam royalties on annual Net Sales by Genzyme and its Related Parties of each Regional Licensed Product other than ALN-TTR02 in the Genzyme Territory, as follows:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

Calendar Year Net Sales of a Regional Licensed Product other than ALN-TTR02 in the Genzyme Territory	Royalty (as a percentage of Net Sales of a Regional Licensed Product)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

By way of example only, if Genzyme receives [***]

[***]

[***]

7.2.2. Royalty Term. Subject to Section 7.2.6 (Royalty Floor), the period during which the royalties set forth in Section 7.2.1(Royalties Payable on Regional Licensed Products) shall be payable, on a Regional Licensed Product-by-Regional Licensed Product and country-by-country basis, shall commence with the First Commercial Sale of a Regional Licensed Product in a country and continue until the latest of (a) the expiration of the last Valid Claim of [***] in the country of sale; (b) the expiration of Regulatory Exclusivity for such Regional Licensed Product in such country; or (c) subject to the last sentence of this Section 7.2.2, the [***] anniversary of the First Commercial Sale of such Regional Licensed Product in such country (each such period, a “Royalty Term”). [***]

7.2.3. Third Party Royalty Offsets. Genzyme shall be permitted to reduce any royalties payable under Section 7.2.1 (Royalties Payable on Regional Licensed Products) for a Regional Licensed Product [***].

7.2.4. [***].

7.2.5. [***].

7.2.6. Royalty Floor. Anything in these Regional License Terms to the contrary notwithstanding, in no event during the applicable Royalty Term for a Regional Licensed Product in a country of the Genzyme Territory shall the royalties payable to Alnylam hereunder for such Regional Licensed Product in such country for any Calendar Quarter be reduced [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

7.2.7. Validation Information. At Genzyme’s request, Alnylam will provide Genzyme with such information as Genzyme may reasonably request to validate the amount of the royalty floor described in Section 7.2.6 (Royalty Floor).

8. REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1. Representations and Warranties of Alnylam. Except as provided in the Disclosure Schedule to this Section 8.1 (which Disclosure Schedule with respect to ALN-TTR02 is attached hereto and with respect to any other Regional Licensed Product will be provided by Alnylam to Genzyme as part of the Option Data Package for such Regional Licensed Product), Alnylam represents and warrants to Genzyme that, with respect to each Regional Licensed Product other than ALN-TTR02, as of the Implementation Date, and, with respect to ALN-TTR02, as of the Execution Date:

8.1.1. Alnylam is the sole and exclusive owner of, or otherwise Controls pursuant to an Alnylam In-License, the Alnylam Technology, and all of the Alnylam Technology licensed to Genzyme hereunder in the Genzyme Territory that is solely and exclusively owned by Alnylam is free and clear of liens, charges or encumbrances other than licenses granted to Third Parties that are not inconsistent with the rights and licenses granted to Genzyme under these Regional License Terms.

8.1.2. Alnylam has sufficient legal and/or beneficial title and ownership of, or sufficient license rights under, the Alnylam Technology to grant the licenses to such Alnylam Technology granted to Genzyme pursuant to these Regional License Terms.

8.1.3. (a) Schedule 1.2.13 and Schedule 1.2.18 collectively set forth a complete and accurate list of the Alnylam Patents owned, either solely or jointly, by Alnylam, and to Alnylam’s knowledge, Schedule 1.2.13 and Schedule 1.2.18 collectively set forth a complete and accurate list of the Alnylam Patents licensed, either exclusively or nonexclusively, to Alnylam, (b) to Alnylam’s knowledge, each issued Alnylam Patent remains in full force and effect and (c) Alnylam or its Affiliates have timely paid all filing and renewal fees payable with respect to such Alnylam Patents for which Alnylam controls prosecution and maintenance. Schedule 1.2.13 and Schedule 1.2.18 indicate whether each Alnylam Patent is owned exclusively by Alnylam, is owned jointly by Alnylam and one or more Third Parties, or is licensed to Alnylam. For each Alnylam Patent that is owned, but not owned exclusively, by Alnylam, or that is licensed to Alnylam, Schedule 1.2.13 and Schedule 1.2.18 identify the Third Party owner(s) and, if applicable, the Alnylam In-License pursuant to which Alnylam Controls such Alnylam Patent. For each Alnylam Product-Specific Patent that is licensed, but not exclusively licensed, to Alnylam, Schedule 1.2.18 indicates the non-exclusive nature of the license. For each Alnylam Core Technology Patent family (other than Patent Rights licensed from Isis Pharmaceuticals, Inc.) that is licensed, but not exclusively licensed, to Alnylam, Schedule 1.2.13 indicates the non-exclusive nature of the license. Alnylam is the sole and exclusive owner of all Patent Rights identified in Schedule 1.2.13 and Schedule 1.2.18 as being owned exclusively by Alnylam and Controls all other Patent Rights identified on such schedules.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

8.1.4. To Alnylam’s knowledge, the Alnylam Product-Specific Patents, are, or, upon issuance, will be, valid and enforceable patents and no Third Party has challenged or threatened to challenge the scope, validity or enforceability of any Alnylam Product-Specific Patent (including, by way of example, through opposition or the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority).

8.1.5. Alnylam has complied with all applicable Laws, including any duties of candor to applicable patent offices, in connection with the filing, prosecution and maintenance of the Alnylam Patent Rights.

8.1.6. Alnylam owns or Controls all Know-How that is or has been used by Alnylam in the Development and Manufacture of such Regional Licensed Product, and has sufficient legal or beneficial title and ownership of, or sufficient license rights under such Know-How to transfer Know-How to Genzyme as provided in Section 6.4 of the Master Agreement (Transfer of Manufacturing Know-How).

8.1.7. Alnylam Controls all Know-How and Patent Rights licensed to Alnylam under the Existing Alnylam In-Licenses that is necessary or useful for Genzyme to Develop, Manufacture and/or Commercialize such Regional Licensed Product in the Field in the Genzyme Territory. Without limiting the generality of the foregoing, Alnylam has obtained all necessary consents and fulfilled all necessary conditions, if any, to sublicense to Genzyme under these Regional License Terms such Know-How and Patent Rights licensed to Alnylam under Existing Alnylam In-Licenses.

8.1.8. To Alnylam’s knowledge, neither Alnylam nor its Affiliates are in breach or default under any existing Alnylam In-License, and neither Alnylam nor its Affiliates have received any written notice of breach or default with respect to any existing Alnylam In-License.

8.1.9. Alnylam has obtained from all inventors of Alnylam Technology owned by Alnylam valid and enforceable agreements assigning to Alnylam each such inventor’s entire right, title and interest in and to all such Alnylam Technology.

8.1.10. To Alnylam’s knowledge, the use, Development, Manufacture or Commercialization by Alnylam or Genzyme (or their respective Related Parties) of such Regional Licensed Product as formulated and manufactured as of the Effective Date, or as intended to be formulated and manufactured as of the Effective Date (a) does not and will not infringe any issued patent of any Third Party and (b) will not infringe the claims of any published Third Party patent application when and if such claims were to issue in their current form.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

8.1.11. There is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to Alnylam’s knowledge, threatened against Alnylam or any of its Affiliates or (b) judgment or settlement against or owed by Alnylam or any of its Affiliates, in each case in connection with the Alnylam Technology or such Regional Licensed Product.

8.1.12. For each Regional Licensed Product, other than ALN-TTR02, Schedule 8.1.12(a) (Existing Alnylam In-Licenses) sets forth a complete and accurate list of all agreements between Alnylam and a Third Party entered into prior to the Implementation Date for a Regional Licensed Product pursuant to which Alnylam Controls Know-How or Patent Rights that are necessary or useful to Develop, Manufacture or Commercialize such Regional Licensed Product in the Field other than Additional Alnylam In-Licenses. [***]. For the sake of clarity, representations and warranties similar to those made pursuant to this Section 8.1.12 with respect to Regional Licensed Products other than ALN-TTR02 are made with respect to ALN-TTR02 in the Master Agreement.

8.2. Representations and Warranties of Genzyme. Except as disclosed in Genzyme’s Exercise Notice for a Regional Licensed Product, Genzyme represents and warrants to Alnylam as of the Implementation Date for such Regional Licensed Product that is not a party to any agreement with a Third Party under which it Controls Know-How or Patent Rights that are sublicensed to Alnylam under these Regional License Terms with respect to such Regional Licensed Product.

8.3. Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THESE REGIONAL LICENSE TERMS, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY, REGIONAL LICENSED PRODUCT, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THESE REGIONAL LICENSE TERMS AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY REGIONAL LICENSED PRODUCT PURSUANT TO THESE REGIONAL LICENSE TERMS WILL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO ANY REGIONAL LICENSED PRODUCT WILL BE ACHIEVED.

8.4. Certain Covenants.

8.4.1. [***]

8.4.1.1. [***]

(a) [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

(b) [***]

(c) [***]

8.4.1.2. [***]

(a) [***]

(b) [***]

(c) [***]

8.4.1.3. [***]

(a) [***]

(b) [***]

(c) [***]

8.4.2. Compliance. Each Party and its Related Parties shall conduct the RLP Collaboration and the Development, Manufacture and Commercialization of the Regional Licensed Products in accordance with all Laws, including current governmental regulations concerning Good Laboratory Practices (as defined in the Master Agreement), good clinical practices and good manufacturing practices. In addition, if either Party is or becomes subject to a legal obligation to a Regulatory Authority or other Governmental Authority (such as a corporate integrity agreement or settlement agreement with a Governmental Authority), then the other Party shall perform such activities as may be reasonably requested by the obligated Party to enable the obligated Party to comply with its legal obligation to such Regulatory Authority with respect to the Regional Licensed Products.

8.4.3. Conflicting Transactions. During the Term, Alnylam shall not (a) transfer or assign any of its rights, title or interests in the Alnylam Technology other than as part of a transaction pursuant to which these Regional License Terms are also assigned and assumed in accordance with Section 13.1 of the Master Agreement (Assignment), or (b) enter into any agreement granting a license or other right under the Alnylam Technology that is inconsistent with these Regional License Terms.

8.4.4. Governmental Authority. If any of the Alnylam Technology is subject to any funding arrangement with any Governmental Authority, at Genzyme’s reasonable request, Alnylam will reasonably cooperate in seeking a waiver or other modification to such funding arrangement with respect to such Alnylam Technology.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

9. INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

9.1. Inventorship. Inventorship for inventions and discoveries first made during the course of the performance of activities pursuant to these Regional License Terms shall be determined in accordance with United States patent Laws for determining inventorship.

9.2. Ownership. Alnylam shall own the entire right, title and interest in and to all inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered solely by employees or consultants of Alnylam or acquired solely by Alnylam in the course of conducting the Collaboration. Genzyme shall own the entire right, title and interest in and to all inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered solely by employees or consultants of Genzyme or acquired solely by Genzyme in the course of conducting the Collaboration. The Parties shall jointly own any inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered jointly in the course of conducting the Collaboration.

9.3. Prosecution and Maintenance of Patent Rights.

9.3.1. IP Committee. The Parties agree that the IP Committee created pursuant to Section 5.3 of the Master Agreement (IP Committee) shall be responsible for overseeing and effecting the information sharing and consulting provisions under this Section 9.3.1.

9.3.2. Genzyme Technology.

(a) Subject to Section 9.3.2(b) below, Genzyme has the sole responsibility to, at Genzyme’s discretion and at Genzyme’s sole cost and expense, file, prosecute, and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Genzyme Technology (other than Joint Collaboration IP), in Genzyme’s name.

(b) In the event that Genzyme elects not to seek or continue to seek or maintain patent protection on any Genzyme Collaboration IP in the Alnylam Territory, Genzyme shall notify Alnylam at least [***] days before any such Patent Rights would become abandoned, no longer available or otherwise forfeited, and subject to the provisions of any applicable Genzyme In-License, Alnylam shall have the right (but not the obligation), at its sole cost and expense, to seek, prosecute and maintain in any country patent protection on such Genzyme Collaboration IP in the name of Genzyme. Genzyme shall use Commercially Reasonable Efforts to make available to Alnylam its authorized attorneys, agents or representatives, and/or such of its employees as are reasonably necessary to assist Alnylam in obtaining and maintaining the patent protection described under this Section 9.3.2(b). Genzyme shall sign or use Commercially Reasonable Efforts to have signed all legal documents as are reasonably necessary to file and prosecute such patent applications or to obtain or maintain such patents.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

9.3.3. Alnylam Technology. The following will apply with respect to Alnylam Patent Rights during the Term [***].

(a) Subject to Section 9.3.3(c) below, Alnylam has the sole responsibility to, at Alnylam’s discretion and at Alnylam’s sole cost and expense, file, conduct prosecution, and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Alnylam Technology (other than Joint Collaboration IP), in Alnylam’s name. Notwithstanding the foregoing, Alnylam shall file Alnylam Product-Specific Rights in the Genzyme Patent Jurisdictions (as defined in the Master Agreement) and shall use commercially reasonable efforts to prosecute and maintain such Patent Rights in the Genzyme Patent Jurisdictions and shall timely pay all filing and renewal fees payable with respect thereto.

(b) Notwithstanding the foregoing Section 9.3.3(a), Alnylam shall consult with Genzyme, including through the IP Committee, on its strategy for the preparation, filing, prosecution, and maintenance of all Alnylam Product-Specific Patents in the Genzyme Territory and the Alnylam Territory. Alnylam shall furnish Genzyme, via electronic mail or such other method as mutually agreed by the Parties, copies of proposed filings and documents received from outside counsel in the course of filing, prosecution or maintenance of and/or copies of documents filed with the relevant patent offices with respect to Alnylam Product-Specific Patents and such other documents directly related to the prosecution and maintenance of Alnylam Product-Specific Patents reasonably necessary for Genzyme to exercise its rights under this Section 9.3.3(b), and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Genzyme and shall consider in good faith timely comments from Genzyme thereon. Alnylam shall furnish to Genzyme, via electronic mail or such other method as mutually agreed by the Parties, copies of documents received from outside counsel in the course of filing, prosecution or maintenance of and/or copies of documents filed with the relevant national patent offices with respect to the filing, prosecution, and maintenance of Alnylam Core Technology Patents within a reasonable time after the receipt and/or filing of such documents.

(c) In the event that Alnylam elects not to seek or continue to seek or maintain patent protection on any Alnylam Product-Specific Patent in the Genzyme Territory, Alnylam shall notify Genzyme at least [***] days before any such Patent Rights would become abandoned, no longer available or otherwise forfeited, and subject to the provisions of any applicable Alnylam In-License, Genzyme shall have the right (but not the obligation), at its sole cost and expense, to seek, prosecute and maintain in any country patent protection on any such Alnylam Product-Specific Patent in the Genzyme Territory. If Genzyme exercises such right, Alnylam shall thereafter and hereby does assign all right, title and interest in and to such Alnylam Product-Specific Patents to Genzyme. Alnylam shall use Commercially Reasonable Efforts to make available to Genzyme its authorized attorneys, agents or representatives, such of its employees as are reasonably necessary to assist Genzyme in obtaining and maintaining the patent protection described under this Section 9.3.3(b). Alnylam shall sign or use Commercially Reasonable Efforts to have signed all legal documents as are reasonably necessary to file and prosecute such patent applications or to obtain or maintain such patents.

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(d) [***]

9.3.4. Joint Collaboration IP.

(a) [***] shall have the first right to, at [***] discretion, file, prosecute and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Joint Collaboration IP, in the names of both Alnylam and Genzyme. [***] shall consult with [***] on the filing, prosecution and maintenance of all such Patent Rights. Each Party shall sign, or use Commercially Reasonable Efforts to have signed, all legal documents as are reasonably necessary to file and prosecute patent applications or to obtain or maintain patents in respect of such Joint Collaboration IP, at its own cost.

(b) [***] shall furnish [***], via electronic mail or such other method as mutually agreed by the Parties, copies of documents received from outside counsel in the course of such filing, prosecution or maintenance of Joint Collaboration IP and/or copies of documents relevant to such preparation, filing, prosecution, and maintenance in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by [***] and shall consider in good faith timely comments from [***] thereon. [***] shall furnish to Genzyme, via electronic mail or such other method as mutually agreed by the Parties, copies of such documents as filed in the relevant patent offices.

(c) In the event [***] elects not to file or continue to prosecute or maintain patent protection on any Joint Collaboration IP, [***]shall have the right (but not the obligation) to file, prosecute and maintain Patent Rights comprising Joint Collaboration IP in the names of both Alnylam and Genzyme. [***] exercises such right, [***] shall use Commercially Reasonable Efforts to make available to [***] its authorized attorneys, agents or representatives, and/or such of its employees as are reasonably necessary to assist [***] in obtaining and maintaining the patent protection described under this Section 9.3.4(c). [***] shall sign or use Commercially Reasonable Efforts to have signed all legal documents as are reasonably necessary to file and prosecute such patent applications or to obtain or maintain such patents.

(d) The Parties shall share equally the out-of-pocket patent filing, prosecution and maintenance expenses incurred with respect to Patent Rights comprising Joint Collaboration IP.

9.3.5. Patent Miscellaneous. Each Party hereby agrees: (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such

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Party to undertake patent prosecution; (b) to provide the other Party with copies of all material correspondence pertaining to prosecution with the patent offices; (c) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights licensed under these Regional License Terms; and (d) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications.

9.3.6. [***]

9.3.6.1. [***]

9.3.6.2. [***]

9.3.6.3. [***]

9.4. Third Party Infringement.

9.4.1. Notices. Each Party shall promptly report in writing to the other Party any (a) known or suspected infringement of any Alnylam Technology, Genzyme Technology or Joint Collaboration IP or (b) unauthorized use or misappropriation of any Confidential Information or Know-How of a Party by a Third Party of which it becomes aware, in each case to the extent such infringing, unauthorized or misappropriating activities involve, as to a Regional Licensed Product, a competing product in the Field (a “Competitive Infringement”), and shall provide the other Party with all available evidence of such infringement, unauthorized use or misappropriation.

9.4.2. Rights to Enforce.

(a) Genzyme Technology. Subject to the provisions of any In-License, Genzyme shall have the sole and exclusive right to initiate an infringement or other appropriate suit (an “Infringement Action”) anywhere in the world against any Third Party as to any infringement, or suspected infringement, of any Patent Rights, or as to any use or suspected use without proper authorization of any Know-How comprising Genzyme Patent Rights, Genzyme Know-How or Genzyme Collaboration IP. Genzyme will consider in good faith any request from Alnylam to initiate an Infringement Action against any Third Party with respect to Competitive Infringement in the Alnylam Territory of Genzyme Patent Rights, Genzyme Know-How or Genzyme Collaboration IP licensed to Alnylam under Section 6 (Licenses); provided, however, that Genzyme shall not be required to initiate any such Infringement Action or permit Alnylam to initiate any such Infringement Action.

(b) Alnylam Technology. Subject to the provisions of any In-License, Genzyme shall have the first right to initiate an Infringement Action against any Third Party with respect to any Competitive Infringement in the Genzyme Territory of any Alnylam Product-Specific Patent or Joint Collaboration IP, or, with Alnylam’s prior

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written consent, Alnylam Core Technology Patent or Alnylam Know-How. Alnylam will consider in good faith any request from Genzyme to initiate an Infringement Action against any Third Party with respect to a Competitive Infringement in the Genzyme Territory of any Alnylam Core Technology Patent; provided, however, that Alnylam shall not be required to initiate any such Infringement Action or permit Genzyme to initiate any such Infringement Action.

(c) Step-In Rights.

(i) If within [***] days (or such shorter period of time as required by applicable Law to avoid loss of material enforcement rights) after Genzyme’s receipt of a notice of a Competitive Infringement with respect to any Alnylam Product-Specific Patent or Joint Collaboration IP, Genzyme does not initiate any Infringement Action against such Competitive Infringement in the Genzyme Territory, Alnylam may in its sole discretion, bring and control any Infringement Action in connection therewith at its sole cost and expense.

(ii) [***]

9.4.3. Procedures; Expenses and Recoveries. The Party having the right to initiate any Infringement Action under Section 9.4.2 (Rights to Enforce) above shall have the sole and exclusive right to select counsel for any such Infringement Action and shall pay all expenses of the suit, including attorneys’ fees and court costs and reimbursement of the other Party’s reasonable Regional Out-of-Pocket Costs in rendering assistance requested by the initiating Party. If required under applicable Law in order for the initiating Party to initiate and/or maintain the Infringement Action, or if either Party is unable to initiate or prosecute such Infringement Action solely in its own name or it is otherwise advisable to obtain an effective legal remedy, in each case, the other Party shall join as a party to such Infringement Action and will execute and cause its Affiliates to execute all documents necessary for the initiating Party to initiate litigation to prosecute and maintain such action. In addition, at the initiating Party’s request, the other Party shall provide reasonable assistance to the initiating Party in connection with an Infringement Action at no charge to the initiating Party except for reimbursement by the initiating Party of reasonable Regional Out-of-Pocket Costs incurred in rendering such assistance. The non-initiating Party shall have the right to participate and be represented in any such Infringement Action by its own counsel at its own expense. If the Parties obtain from a Third Party, in connection with such Infringement Action, any damages, license fees, royalties or other compensation (including any amount received in settlement of such litigation), after payment of any amounts required under any In-Licenses, the remaining amounts shall be allocated in all cases as follows:

(a) first, to reimburse each Party for all expenses of the Infringement Action incurred by the Parties, including attorneys’ fees and disbursements, court costs and other litigation expenses;

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(b) second, [***] of the balance to be paid to the Party initiating the Infringement Action; and

(c) third, the remainder to the other Party.

Notwithstanding the foregoing, in the event that Alnylam elects to itself assert an Alnylam Core Technology Patent against a Competitive Infringement in the Genzyme Territory, the Parties shall each be entitled to [***] of the balance of any recovery therefrom after reimbursement of expenses as described in clause (i) above.

9.5. Patent Term Extensions.

9.5.1. Retained Alnylam Product-Specific Patents. Subject to the provisions of any Alnylam In-License, Alnylam shall use Commercially Reasonable Efforts to obtain all available supplementary protection certificates (“SPCs”) and other extensions of Alnylam Product-Specific Patents in the Genzyme Territory[***]. If more than one such Alnylam Product-Specific Patent is eligible for extension or patent term restoration in the Genzyme Territory, Genzyme will determine, in its sole discretion, a strategy that will be designed to maximize patent protection and commercial value for the Regional Licensed Product, and the Parties, subject to the provisions of any In-License, will seek patent term extensions, restorations and SPCs for Alnylam Product-Specific Patents in the Genzyme Territory in accordance with that strategy. Where required under national law, and subject to the other requirements of this Section 9.5, Alnylam will make the filings for such extensions, restorations and SPCs for Alnylam Product-Specific Patents in the Genzyme Territory as directed by Genzyme.

9.5.2. Further Assurances for SPCs. Each Party will execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain any such extensions, restorations and SPCs for Alnylam Product-Specific Patents in the Genzyme Territory, in accordance with this Section 9.5.

9.6. Common Interest. All information exchanged between the Parties representatives regarding the preparation, filing, prosecution, maintenance, or enforcement of the Patent Rights under this Section 9 will be deemed Confidential Information. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution, maintenance, and enforcement of the Patents Rights under this Section 9, the interests of the Parties as collaborators and licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in these Regional License Terms constitutes a waiver of, any legal privilege concerning the Patents Rights under this Section 9, including privilege under the common interest doctrine and similar or related doctrines.

9.7. Trademarks.

(a) Each Party has the right to use any trademark it owns or controls for Regional Licensed Products in its Territory at its sole discretion, and each Party and its Affiliates shall retain all right, title and interest in and to its and their respective corporate names and logos.

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(b) Genzyme will develop and propose, and the PJSC shall review and comment on, one or more Product Trademark(s) for use by Genzyme and its Related Parties throughout the Genzyme Territory. Such Product Trademark(s) considered by the PJSC may include, in Genzyme’s sole discretion, the Product Trademark(s) developed and/or used by Alnylam with respect to the Commercialization of Regional Licensed Products in the Alnylam Territory (the “Alnylam Trademarks”), but may not include other trademarks owned or controlled by Alnylam. Any Product Trademark(s) (other than the Alnylam Trademarks) that are used by Genzyme to promote and sell Regional Licensed Products in the Genzyme Territory are hereinafter referred to as the “Genzyme Trademarks.” Alnylam (or its Related Parties, as appropriate) shall own all rights to Alnylam Trademarks, and all goodwill associated therewith, throughout the Alnylam Territory and the Genzyme Territory. Genzyme (or its Related Parties, as appropriate) shall own all rights to Genzyme Trademarks and all goodwill associated therewith, throughout the Genzyme Territory. Alnylam shall also own rights to any Internet domain names incorporating the applicable Alnylam Trademarks or any variation or part of such Alnylam Trademarks used as its URL address or any part of such address; and Genzyme shall also own rights to any Internet domain names incorporating the applicable Genzyme Trademarks or any variation or part of such Genzyme Trademarks used as its URL address or any part of such address.

(c) If Genzyme determines to use Alnylam Trademarks to promote and sell any Regional Licensed Product in the Genzyme Territory, then Alnylam and Genzyme shall enter into a separate trademark license agreement containing commercially reasonable and customary terms pursuant to which Alnylam will grant Genzyme an exclusive, royalty-free license to use the applicable Alnylam Trademark(s) to Commercialize Regional Licensed Products in the Genzyme Territory.

(d) In the event either Party becomes aware of any infringement of any Product Trademark by a Third Party, such Party shall promptly notify the other Party and the Parties shall consult with each other and jointly determine the best way to prevent such infringement, including by the institution of legal proceedings against such Third Party.

(e) For the avoidance of doubt, neither Party shall have any right to use the other Party’s or the other Party’s Affiliates’ corporate names or logos in connection with Commercialization of Regional Licensed Products.

9.8. Cooperative Research and Technology (CREATE) Act Acknowledgment. It is the intention of the Parties that these Regional License Terms are a “joint research agreement” as that phrase is defined in Section 35 U.S.C. 103(c).

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10. TERM AND TERMINATION

10.1. Term. These Regional License Terms shall be effective as of the Effective Date and, unless terminated earlier pursuant to Section 10.2 (Termination Rights), these Regional License Terms shall continue in effect on a Regional Licensed Product-by-Regional Licensed Product and country-by-country basis until expiration of the last Royalty Term to expire under these Regional License Terms (“Term”). Upon expiration of the Royalty Term for any particular Regional Licensed Product, all licenses of the Parties under Section 6 (Licenses) with respect to such Regional Licensed Product then in effect shall become fully paid-up, perpetual licenses.

10.2. Termination Rights. These Regional License Terms may be terminated by the Parties only as set forth in this Section 10.2.

10.2.1. Termination of a Regional Licensed Product for Convenience. Subject to the remainder of this Article 10, Genzyme shall have the right to terminate these Regional License Terms with respect to any particular Regional Licensed Product as follows:

(a) After initiation of the first Phase II Study for such Regional Licensed Product and prior to completion of such Phase II Study for such Regional Licensed Product, Genzyme shall have the right to terminate these Regional License Terms with respect to such Regional Licensed Product upon sixty (60) days prior written notice in the event that a Safety Concern occurs, provided that in the event of such termination Genzyme shall pay to Alnylam [***] of the Global R&D Costs incurred through the effective date of termination (not to exceed [***] wind down any ongoing Phase II Studies with respect to such Regional Licensed Product in an efficient manner consistent with patient safety, applicable Law and ethical standards.

(b) After initiation of the first Phase II Study for such Regional Licensed Product and prior to completion of such Phase II Study for such Regional Licensed Product, Genzyme shall have the right to terminate these Regional License Terms with respect to such Regional Licensed Product for any reason upon written notice (in which case, such termination shall become effective immediately upon Alnylam’s receipt of notice of such termination), provided that in the event of such termination Genzyme shall pay to Alnylam [***] of the Global R&D Costs incurred in any ongoing Phase II Studies for such Regional Licensed Product (not to exceed [***].

(c) Within sixty (60) days of Genzyme’s receipt of the Phase 3 Budget and End of Phase II Package, Genzyme shall have the right to terminate these Regional License Terms with respect to such Regional Licensed Product upon written notice to Alnylam (in which case, such termination shall become effective immediately upon Alnylam’s receipt of notice of such termination), provided that in the event of such termination Genzyme shall pay to Alnylam [***] of the Global R&D Costs incurred through the effective date of termination (not to exceed [***].

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(d) After initiation of the first Phase III Study for such Regional Licensed Product and prior to completion of such Phase III Study for such Regional Licensed Product, Genzyme shall have the right to terminate these Regional License Terms with respect to such Regional Licensed Product upon sixty (60) days prior written notice in the event that a Safety Concern occurs, provided that in the event of such termination Genzyme shall pay to Alnylam [***] of the Global R&D Costs incurred through the effective date of termination (not to exceed [***]) to wind down any ongoing Clinical Studies with respect to such Regional Licensed Product in an efficient manner consistent with patient safety, applicable Law and ethical standards.

(e) After initiation of the first Phase III Study for such Regional Licensed Product and Genzyme’s payment of the Phase III Study initiation milestone payment described in Section 7.1.1.2(i) (Development Milestones for Regional Licensed Products other than ALN-TTR02) (if applicable), Genzyme shall have the right to terminate these Regional License Terms with respect to such Regional Licensed Product at any time upon sixty (60) days prior written notice to Alnylam, provided that in the event of such termination Genzyme shall pay to Alnylam [***] of the Global R&D Costs incurred in conducting any ongoing Phase III Study with respect to such Regional Licensed Product through filing of the first NDA with respect to such Regional Licensed Product (not to exceed[***]).

(f) After completion of the first Phase III Study for such Regional Licensed Product, Genzyme shall have the right to terminate these Regional License Terms with respect to such Regional Licensed Product at any time upon sixty (60) days prior written notice to Alnylam.

10.2.2. Termination of a Regional Licensed Product for Cause. These Regional License Terms may be terminated with respect to any particular Regional Licensed Product at any time during the Term upon written notice by either Party if (a) the other Party is in material breach of its obligations hereunder with respect to such Regional Licensed Product and (b) the other Party has not cured such breach within thirty (30) days in the case of a payment breach, or within ninety (90) days in the case of all other breaches, after notice requesting cure of the breach; provided, however, that if any breach other than a payment breach is not reasonably curable within ninety (90) days and if a Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional ninety (90) days, in order to permit such Party a reasonable period of time to cure such breach; and provided, further, that in the event that the breach relates to a dispute between the Parties regarding Genzyme’s obligations to use Commercially Reasonable Efforts in Developing or Commercializing such Regional Licensed Product and Genzyme disputes whether it has breached such obligation or whether such breach gives Alnylam the right to terminate these Regional License Terms with respect to such Regional Licensed Product and initiates a legal action against Alnylam to resolve such dispute within the foregoing sixty (60) day cure period, then these Regional License Terms shall not terminate during the pendency of such legal action, provided that if (i) Genzyme is found, in an unappealable decision by a court of competent

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jurisdiction or an appealable decision of a court of competent jurisdiction that has not been appealed in the time allowed for an appeal in such legal action, to have materially breached these Regional License Terms with respect to such Regional Licensed Product, or (ii) Genzyme admits in such legal action or settlement thereof that it has materially breached these Regional License Terms with respect to such Regional Licensed Product, then these Regional License Terms shall terminate immediately with respect to such Regional Licensed Product following the Parties’ receipt of such decision or immediately following such admission, as applicable.

10.2.3. Termination of Regional Licensed Product upon Exercise of the Co-Co/Global Option in respect of a Regional Licensed Product. These Regional License Terms shall automatically be terminated with respect to a Regional Licensed Product if Genzyme exercises the Co-Co/Global Option in respect of such Regional Licensed Product under Section 3.2.2 of the Master Agreement (Co-Co/Global Option Grant), which termination shall be effective as of the Option Exercise Date for the Co-Co/Global Option. In such event such former Regional Licensed Product shall be a Co-Co Licensed Product or a Global Licensed Product, as applicable, and shall be governed by either the Co-Co License Terms or the Global License Terms.

10.2.4. Challenges of Patent Rights. If, during the Term, Genzyme or any of its Affiliates (a) commences or participates in any action or proceeding (including any patent opposition or re-examination proceeding), or otherwise asserts any claim, challenging or denying the validity or enforceability of any Alnylam Product-Specific Patent or any claim thereof or (b) actively assists any other Person or entity in bringing or prosecuting any action or proceeding (including any patent opposition or re-examination proceeding) challenging or denying the validity or enforceability of any Alnylam Product-Specific Patent for a Regional Licensed Product or any claim thereof (each of (a) and (b), a “Patent Challenge”), then, to the extent permitted by the applicable Laws, Alnylam shall have the right, exercisable within sixty (60) days following receipt of notice regarding such Patent Challenge, in its sole discretion, to give notice to Genzyme that Alnylam may terminate these Regional Licensed Terms with respect to the Regional Licensed Product Covered by the Alnylam Product-Specific Patent that is the subject of the Patent Challenge (which termination will be effective ninety (90) days following such notice (or such longer period as Alnylam may designate in such notice)), and, unless Genzyme or such Affiliate withdraws or causes to be withdrawn all such challenge(s) (or in the case of ex-parte proceedings, multi-party proceedings, or other Patent Challenges that Genzyme or Genzyme’s Affiliates do not have the power to unilaterally withdraw or cause to be withdrawn, Genzyme and Genzyme’s Affiliates cease actively assisting any other party to such Patent Challenge and, to the extent Genzyme or a Genzyme Affiliate is a party to such Patent Challenge, it withdraws from such Patent Challenge) within such ninety (90)-day period, Alnylam will have the right to terminate these Regional License Terms with respect to such Regional Licensed Product by providing written notice thereof to Genzyme. The foregoing sentence shall not apply with respect to (i) any Alnylam Product-Specific Patent that Alnylam first asserts against Genzyme or any of its Affiliates where the Patent Challenge is made in defense of such assertion or (ii) any Patent Challenge commenced by a Third Party that, after the Effective Date, acquires or is acquired by Genzyme or its Affiliates or its or their business or assets, whether by stock purchase, merger, asset purchase or otherwise, but only with respect to Patent Challenges commenced prior to the closing of such acquisition.

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10.2.5. Abandonment of Development. At any time on or after [***], either Party may terminate these Regional License Terms in their entirety (i.e., with respect to all Regional Licensed Products) if (a) no Regional Licensed Product has received Regulatory Approval anywhere in the Genzyme Territory, (b) no Regional Licensed Product is being Developed for the Genzyme Territory, (c) no Global Development Plan or Genzyme Territory Development Plan is in effect for any Regional Licensed Product, provided that, if Genzyme provides Alnylam with a good faith Genzyme Territory Development Plan pursuant to Section 2.2.4 (Genzyme Territory Development Plan) during the termination notice period set forth below in this Section 10.2.5, then the condition set forth in this clause (c) shall be deemed not satisfied at such time and the applicable termination notice shall be deemed not to have effect, and (d) the absence of Development in the Genzyme Territory or a good faith Genzyme Territory Development Plan is not the result of a breach by the Party seeking to terminate these Regional License Terms of its obligations under Section 2.4 (Diligence). In order to terminate these Regional License Terms pursuant to this Section 10.2.5, the terminating Party must provide at least six (6) months’ prior written notice to the other Party referencing this Section 10.2.5 and specifying a termination date [***], provided that, with respect to any such termination by Alnylam, such notice must also include an update regarding the current status of Alnylam’s Development activities with respect to Regional Licensed Products.

10.3. Effect of Termination.

10.3.1. Effects of Termination by Genzyme for Cause.

10.3.1.1. Effects of Termination of Regional Licensed Product by Genzyme for Cause. Without limiting any other legal or equitable remedies that either Party may have, if these Regional License Terms are terminated by Genzyme with respect to any particular Regional Licensed Product pursuant to Section 10.2.2 (Termination of a Regional Licensed Product for Cause), then:

(a) these Regional License Terms shall continue to survive in all respects with respect to all Regional Licensed Products other than the terminated Regional Licensed Product;

(b) all license grants in these Regional License Terms with respect to the terminated Regional Licensed Product from either Party to the other shall immediately terminate;

(c) Genzyme shall as promptly as practicable transfer to Alnylam or Alnylam’s designee (i) possession and ownership of all Regulatory Approvals and pricing and reimbursement approvals relating to the Development, Manufacture or Commercialization of the terminated Regional Licensed Product, and (ii) copies of all non-clinical and clinical data and material regulatory correspondence relating to the terminated Regional Licensed Product, provided that Alnylam shall reimburse Genzyme for reasonable out-of-pocket expenses incurred by Genzyme in connection with such transfer;

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(d) Genzyme will assign and transfer to Alnylam, all rights, title and interests in and to any Alnylam Product-Specific Patents that relate solely to the terminated Regional Licensed Product that were assigned to Genzyme pursuant to Section 9.3.6 (Assignment of Alnylam Product-Specific Patents to Genzyme), provided that Alnylam shall reimburse Genzyme for reasonable out-of-pocket expenses incurred by Genzyme in connection with such assignment and transfer. In such event, Genzyme will execute and deliver a patent assignment relating to such Alnylam Product-Specific Patents in the same form used to assign such Patent Rights to Genzyme; and

(e) each Party shall promptly pay any amounts owed to the other Party as of the effective date of such termination.

10.3.1.2. Effects of Termination of Regional Licensed Product upon Exercise of the Co-Co/Global Option in respect of a Regional Licensed Product. Simultaneous with the Option Exercise Date for the Co-Co/Global Option in respect of a Regional Licensed Product that is ALN-AT3 or ALN-AS1, these Regional License Terms shall automatically be terminated with respect to such Regional Licensed Product pursuant to Section 10.2.2.3 (Termination of Regional Licensed Product upon Exercise of the Co-Co/Global Option in respect of a Regional Licensed Product), and all license grants in these Regional License Terms from either Party to the other shall immediately terminate with respect to the terminated Regional Licensed Product. In such event such former Regional Licensed Product shall be a Co-Co Licensed Product or a Global Licensed Product, as applicable, and shall be governed by either the Co-Co License Terms or the Global License Terms. For clarity, notwithstanding any such termination, these Regional License Terms shall continue to survive in all respects with respect to all Regional Licensed Products other than such terminated Regional Licensed Product.

10.3.1.3. Effects of Termination of Regional Licensed Product by Alnylam for Cause or by Genzyme for Convenience. Without limiting any other legal or equitable remedies that either Party may have, if these Regional License Terms are terminated with respect to any particular Regional Licensed Product by Genzyme pursuant to Section 10.2.1 (Termination of Regional Licensed Product for Convenience), by Alnylam under Section 10.2.2 (Termination of Regional Licensed Product for Cause) or by Alnylam under Section 10.2.4 (Challenges of Patent Rights), then the provisions of this Section 10.3.1.3 shall apply.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

(a) These Regional License Terms shall continue to survive in all respects with respect to all Regional Licensed Products other than the terminated Regional Licensed Product.

(b) All license grants in these Regional License Terms with respect to the terminated Regional Licensed Product from either Party to the other shall immediately terminate.

(c) Any other siRNAs Developed by Alnylam that target the same human gene as the terminated Regional Licensed Product shall not be considered Option Products for purposes of the Master Agreement; provided, however, that if Alnylam ceases active Development of such terminated Regional Licensed Product upon such termination, then the other siRNAs that target the same human gene as such Regional Licensed Product shall again be considered Option Products for the purposes of the Master Agreement. [***]

(d) Genzyme will grant to Alnylam, effective upon the effective date of termination and subject to the provisions of any applicable Genzyme In-License, a non-transferable, sublicensable (on terms consistent with Section 6.2.4 (Sublicensing Terms)), worldwide, non-exclusive, royalty-free license under any Collaboration IP and Genzyme Patent Rights that Cover the terminated Regional Licensed Product, in the form that such terminated Regional Licensed Product exists on the effective date of termination (a “Reverted Regional Licensed Product”), solely to the extent necessary to Develop and Commercialize the Reverted Regional Licensed Product in the Field in the Genzyme Territory. Notwithstanding the foregoing, if (i) any Patent Rights that Cover the Reverted Regional Licensed Product are Controlled by Genzyme pursuant to a Genzyme In-License and (ii) such Genzyme In-License cannot be assigned to Alnylam or does not relate exclusively to the Reverted Regional Licensed Product, Genzyme shall promptly disclose any payment obligations under such Genzyme In-License to Alnylam and such Genzyme Patent Rights shall be subject to the license granted in this Section 10.3.1.3(d) only if Alnylam agrees in writing to (A) reimburse Genzyme for one hundred percent (100%) of any amounts that become payable under such Genzyme In-License as a result of Alnylam’s exercise of the license granted in this Section 10.3.1.3(b), (B) comply with all applicable terms and conditions of such Genzyme In-License and (C) perform and take such actions as may be required to allow Genzyme to comply with its obligations under such Genzyme In-License.

(e) Genzyme will assign and transfer to Alnylam, all rights, title and interests in and to any Alnylam Product-Specific Patents that relate solely to the Reverted Regional Licensed Product that were assigned to Genzyme pursuant to Section 9.3.6 (Assignment of Alnylam Product-Specific Patents to Genzyme). In such event, Genzyme will execute and deliver a patent assignment relating to such Alnylam Product-Specific Patents in the same form used to assign such Patent Rights to Genzyme.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

(f) The license grants to Alnylam in Section 6.2 (License Grants to Alnylam) shall survive and shall be expanded to include the Genzyme Territory with respect to the Reverted Regional Licensed Product.

(g) Genzyme shall as promptly as practicable transfer to Alnylam or Alnylam’s designee (i) possession and ownership of all governmental or regulatory correspondence, conversation logs, filings and approvals (including all Regulatory Approvals and pricing and reimbursement approvals) solely relating to the Development, Manufacture or Commercialization of the Reverted Regional Licensed Product, (ii) copies of all data, reports, records and materials, and other sales and marketing related information in Genzyme’s possession or Control to the extent that such data, reports, records, materials or other information relate to the Development, Manufacture or Commercialization of the Reverted Regional Licensed Product, including all non-clinical and clinical data relating to the Reverted Regional Licensed Product, and customer lists and customer contact information and all adverse event data related to the Reverted Regional Licensed Product in Genzyme’s possession or Control, provided that, for a period of [***] months after the effective date of termination with respect to such Reverted Regional Licensed Product, Genzyme shall use Commercially Reasonable Efforts to obtain for Alnylam the right to access all such data, reports, records, materials, and other sales and marketing related information related to the Reverted Regional Licensed Product, and (iii) all records and materials in Genzyme’s possession or Control containing Confidential Information of Alnylam solely relating to the Reverted Regional Licensed Product. In addition, Genzyme shall appoint Alnylam as Genzyme’s and/or Genzyme’s Related Parties’ agent for all matters related to the Reverted Regional Licensed Product involving Regulatory Authorities in the Genzyme Territory until all Regulatory Approvals and other regulatory filings have been transferred to Alnylam or its designee.

(h) If the effective date of termination is after First Commercial Sale of the Reverted Regional Licensed Product, then Genzyme shall appoint Alnylam as its exclusive distributor of such Reverted Regional Licensed Product in the Genzyme Territory and grant Alnylam the right to appoint sub-distributors, until such time as all Regulatory Approvals in the Genzyme Territory have been transferred to Alnylam or its designee.

(i) If Genzyme or its Related Parties are Manufacturing finished product with respect to the Reverted Regional Licensed Product on the effective date of termination, at Alnylam’s option, Genzyme or its Related Parties shall supply such finished product to Alnylam in the Genzyme Territory on terms no less favorable than those on which Genzyme supplied such finished product prior to such termination to its most favored distributor in the Genzyme Territory, until the earlier of (i) such time as all Regulatory Approvals in the Genzyme Territory solely related to the Reverted Regional Licensed Product have been transferred to Alnylam or its designee, Alnylam has obtained all necessary manufacturing approvals and Alnylam has procured or developed its own source of such finished product supply or (ii) [***] months following the effective date of such termination.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

(j) If Alnylam so requests, and to the extent permitted under Genzyme’s obligations to Third Parties on the effective date of termination, Genzyme shall transfer to Alnylam any Third Party agreements relating solely and exclusively to the Development, Manufacture or Commercialization of the Reverted Regional Licensed Product to which Genzyme is a party (including any Genzyme In-License), subject to any required consents of such Third Party, which Genzyme shall use Commercially Reasonable Efforts to obtain promptly;

(k) Genzyme shall promptly transfer and assign to Alnylam all of Genzyme’s and its Affiliates’ rights, title and interests in and to the Genzyme Trademark(s) (but not any Genzyme house marks or any trademark containing the word “Genzyme” owned by Genzyme and used for the Reverted Regional Licensed Product in the Field in the Genzyme Territory) owned by Genzyme and used solely and exclusively for the Reverted Regional Licensed Products in the Field in the Genzyme Territory.

(l) Genzyme shall transfer to Alnylam any inventory of the Reverted Regional Licensed Products Controlled by Genzyme or its Affiliates as of the termination date at the actual price paid by Genzyme for such supply.

(m) Genzyme shall provide any other assistance reasonably requested by Alnylam for the purpose of allowing Alnylam or its designee to proceed expeditiously with the Development, Manufacture and Commercialization of the Reverted Regional Licensed Product in the Genzyme Territory, provided that Genzyme’s obligations under this clause (m) of Section 10.3.1.3 shall expire [***] months after the effective date of termination of such Reverted Regional Licensed Product.

(n) Genzyme shall execute all documents and take all such further actions as may be reasonably requested by Alnylam in order to give effect to the foregoing clauses.

10.3.2. Effects of Termination for Abandonment of Development. If these Regional License Terms are terminated in their entirety (i.e., with respect to all Regional Licensed Products) by either Party pursuant to Section 10.2.5 (Abandonment of Development), then the license granted to Alnylam under Section 6.2.2 (License to Improvement Manufacturing Patent Rights) shall survive and all other licenses granted in these Regional License Terms from either Party to the other shall immediately terminate and:

(a) Any other siRNAs Developed by Alnylam that target the same human gene as the terminated Regional Licensed Product shall not be considered Option Products for purposes of the Master Agreement; provided, however, that if Alnylam ceases active Development of such terminated Regional Licensed Product upon such termination, then the other siRNAs that target the same human gene as such Regional Licensed Product shall again be considered Option Products for the purposes of the Master Agreement. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

(b) Genzyme shall as promptly as practicable transfer to Alnylam or Alnylam’s designee (i) possession and ownership of all Regulatory Approvals and pricing and reimbursement approvals relating to the Development, Manufacture or Commercialization of the terminated Regional Licensed Product, and (ii) copies of all non-clinical and clinical data and material regulatory correspondence relating to the terminated Regional Licensed Product.

(c) Genzyme will assign and transfer to Alnylam, all rights, title and interests in and to any Alnylam Product-Specific Patents that relate solely to the terminated Regional Licensed Product that were assigned to Genzyme pursuant to Section 9.3.6 (Assignment of Alnylam Product-Specific Patents to Genzyme). In such event, Genzyme will execute and deliver a patent assignment relating to such Alnylam Product-Specific Patents in the same form used to assign such Patent Rights to Genzyme.

(d) each Party shall promptly pay any amounts owed to the other Party as of the effective date of such termination.

10.4. Fundamental Breach of Alnylam’s Development Obligations. Without limiting Genzyme’s rights under Section 10.2.2 (Termination of a Regional Licensed Product for Cause) with respect to other material breaches, in the event that Alnylam commits a Fundamental Breach of its Development obligations under Section 2.4.2 (Alnylam Diligence) with respect to any particular Regional Licensed Product, and Genzyme does not terminate these Regional License Terms in their entirety (i.e., with respect to all Regional Licensed Products) or with respect to such Regional Licensed Product for cause pursuant to Section 10.2.2 (Termination of a Regional Licensed Product for Cause), then Genzyme may elect to receive the following remedies for such Fundamental Breach:

10.4.1.1. Genzyme’s obligation to pay development milestone fees under Section 7.1 (Milestone Fees) with respect to such Regional Licensed Product shall automatically terminate;

10.4.1.2. Genzyme will receive a credit, which Genzyme may offset against royalties and sales milestones due to Alnylam with respect to such Regional Licensed Product pursuant to Section 7 (Certain Financial Terms), in an amount equal to one hundred fifty percent (150%) of all costs and expenses (i) incurred by Genzyme to Develop such Regional Licensed Product for the Genzyme Territory that are in excess of the costs budgeted by Genzyme in connection with the Genzyme Territory Development Plan for such Regional Licensed Product in effect at the time of Alnylam’s Fundamental Breach of Section 2.4.2 (Alnylam Diligence) with respect to such Regional Licensed Product and (ii) are incurred by Genzyme as a direct consequence of Alnylam’s Fundamental Breach of Section 2.4.2 (Alnylam Diligence) with respect to such Regional Licensed Product;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

10.4.1.3. Genzyme may, in its discretion, terminate any or all of the following provisions of these Regional License Terms (or any subsection thereof) with respect to such Regional Licensed Product: Section 3.1.3 (Regulatory Meetings), Section 4.1.3 (Joint Commercialization), Section 4.3 (Genzyme Territory Commercialization Plan), Section 4.4 (Alnylam Territory Commercialization Plan), Section 4.5 (Advertising and Promotional Materials), Section 4.6 (Commercialization Reporting Obligations), and Section 5 (Collaboration Management); and

10.4.1.4. Without limiting Genzyme’s remedies under these Regional License Terms or otherwise with respect to breaches of Alnylam’s Development obligations under clause (a) of Section 2.4.2 (Alnylam Diligence) other than Fundamental Breaches, if Genzyme elects to receive the remedies set forth in this Section 10.4 with respect to a Fundamental Breach of its Development obligations under clause (a) of Section 2.4.2 (Alnylam Diligence) with respect to such Regional Licensed Product, such remedies shall be Genzyme’s sole and exclusive remedies with respect to such Fundamental Breach and Genzyme shall have no right to seek any further remedies or damages against Alnylam and its Affiliates with respect to such Fundamental Breach by Alnylam of clause (a) of Section 2.4.2 (Alnylam Diligence).

10.5. Effect of Expiration or Termination; Survival. Any expiration or termination of these Regional License Terms (a) shall not relieve the Parties of any obligation accruing prior to such expiration or termination and (b) shall be without prejudice to the rights of either Party against the other Party accrued or accruing under these Regional License Terms prior to such expiration or termination, including the obligation to pay royalties for any Regional Licensed Product sold prior to such expiration or termination. The following provisions shall survive any expiration or termination of these Regional License Terms in their entirety (i.e., with respect to all Regional Licensed Products) and, if these Regional License Terms expire or are terminated with respect to any particular Regional Licensed Product, shall survive with respect to such Regional Licensed Product: (a) Sections 1 (Definitions), 8.3 (Warranty Disclaimer), 9.1 (Inventorship), 9.2 (Ownership), 10.3 (Effect of Termination), 10.5 (Effect of Termination or Expiration; Survival) and Section 11 (Performance by Affiliates) of these Regional License Terms and (b) Sections 1 (Definitions), 7 (Confidentiality and Publication), 9 (Royalty Reports; Payments; Audit), 10 (Indemnification; Limitation of Liability; Insurance), 12 (Term and Termination) and 13 (Miscellaneous) of the Master Agreement. Section 7.2.6 (Royalty Floor) shall survive any termination or expiration of these Regional License Terms with respect to any Regional Licensed Product for royalties accruing prior to such termination or expiration. Section 9 of the Master Agreement (Royalty Reports; Payments; Audit) will survive for so long as any royalties are due under these Regional License Terms plus three (3) years. Except as otherwise set forth in this Section 10 or elsewhere in these Regional License Terms, upon termination or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

expiration of these Regional License Terms in their entirety, all rights and obligations of the Parties under these Regional License Terms shall cease, but, for clarity, expiration or termination of these Regional License Terms in their entirety (i.e., with respect to all Regional Licensed Products) shall not result in the termination or expiration of the Master Agreement or any License Terms. Upon termination or expiration of these Regional License Terms with respect to any particular Regional Licensed Product, all rights and obligations of the Parties under these Regional License Terms with respect to such Regional Licensed Product shall cease except as otherwise set forth in this Section 10 or elsewhere in these Regional License Terms, but, for clarity, such termination or expiration shall not affect the Parties’ rights and obligations under these Regional License Terms with respect to any other Regional Licensed Product.

11. PERFORMANCE BY AFFILIATES

11.1. Use of Affiliates. Each Party acknowledges and accepts that the other Party may exercise its rights and perform its obligations under these Regional License Terms either directly or through one or more of its Affiliates. A Party’s Affiliates will have the benefit of all rights (including all licenses) of such Party under these Regional License Terms. Accordingly, in these Regional License Terms “Genzyme” will be interpreted to mean “Genzyme and/or its Affiliates” and “Alnylam” will be interpreted to mean “Alnylam and/or its Affiliates” where necessary to give each Party’s Affiliates the benefit of the rights provided to such Party in these Regional License Terms; provided, however, that in any event each Party will remain responsible for the acts and omissions, including financial liabilities, of its Affiliates.

11.2. Future Acquisition of a Party or its Business. [***]

11.3. Acquired Programs.

11.3.1. [***]

11.3.2. [***]

11.4. For clarity, upon the closing of the acquisition of the stock and/or assets of Sirna Therapeutics, Inc. by Alnylam from Merck Sharpe & Dohme Corp., all relevant acquired intellectual property rights acquired in such transaction that may be Controlled by Alnylam (without any further action by Alnylam or Sirna Therapeutics, Inc.) shall become Controlled by Alnylam for the purposes of these Regional License Terms.

[THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

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REGIONAL LICENSE TERMS

Schedule 1.2.13-1

ALNYLAM CORE TECHNOLOGY PATENTS FOR ALN-TTR02

See attached.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

Schedule 1.2.18-1

ALNYLAM PRODUCT-SPECIFIC PATENTS FOR ALN-TTR02

See attached.

[***]

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REGIONAL LICENSE TERMS

Schedule 2.2.1-1

GLOBAL DEVELOPMENT STRATEGY FOR ALN-TTR02

(To be attached when developed pursuant to Section 2.2.1)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

Schedule 2.2.2.1-1

GLOBAL DEVELOPMENT PLAN FOR ALN-TTR02

(To be attached when developed pursuant to Section 2.2.2.1)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

Schedule 2.2.2.6(d)-1

ALNYLAM TERRITORY DEVELOPMENT PLAN FOR ALN-TTR02

(To be attached when developed pursuant to Section 2.2.2.6(d).)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

Schedule 2.2.4-1

GENZYME TERRITORY DEVELOPMENT PLAN FOR ALN-TTR02

(To be attached when developed pursuant to Section 2.2.4.)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

Schedule 8.1

DISCLOSURE SCHEDULE

See attached.

Confidential

REGIONAL LICENSE TERMS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REGIONAL LICENSE TERMS

Schedule 8.1.12

(A) EXISTING ALNYLAM IN-LICENSES

(To be attached)

(B) ADDITIONAL ALNYLAM INLICENSES

(To be attached)

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REGIONAL LICENSE TERMS

Schedule 8.4.1.3(c)

EXCEPTIONS TO EXCLUSIVITY

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

APPENDIX B

GLOBAL PRODUCT LICENSE AND COLLABORATION TERMS

AN APPENDIX TO THE MASTER COLLABORATION AGREEMENT

dated as of January 11, 2014

by and between

ALNYLAM PHARMACEUTICALS, INC.

and

GENZYME CORPORATION

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GLOBAL LICENSE TERMS

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-i-

7.2 License Grants to Alnylam	27
7.3 Joint Collaboration IP	28
7.4 In-Licenses	28
7.5 Right of First Negotiation	28
7.6 Bankruptcy	29
7.7 No Other Rights	30

8. CERTAIN FINANCIAL TERMS	30

8.1 Milestone Fees	30
8.2 Royalties	32

9. REPRESENTATIONS, WARRANTIES AND COVENANTS	35

9.1 Representations and Warranties of Alnylam	35
9.2 Representations and Warranties of Genzyme	37
9.3 Warranty Disclaimer	37
9.4 Certain Covenants	37

10. INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS	38

10.1 Inventorship	38
10.2 Ownership	38
10.3 Prosecution and Maintenance of Patent Rights	39
10.4 Third Party Infringement	43
10.5 Patent Term Extensions	45
10.6 Common Interest	46
10.7 Trademarks	46
10.8 Cooperative Research and Technology (CREATE) Act Acknowledgment	46

11. TERM AND TERMINATION	47

11.1 Term	47
11.2 Termination Rights	47
11.3 Effect of Termination	48
11.4 Effect of Expiration or Termination; Survival	51

12. PERFORMANCE BY AFFILIATES	52

12.1 Use of Affiliates	52
12.2 Future Acquisition of a Party or its Business	52
12.3 Acquired Programs	52

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-ii-

GLOBAL LICENSE TERMS

SCHEDULES

Schedule 1.2.8	Alnylam Core Technology Patents

Schedule 1.2.15	Alnylam Product-Specific Patents

Schedule 1.2.96	Licensed Target

Schedule 9.1	Disclosure Schedule

Schedule 9.1.12	Existing Alnylam In-Licenses / Additional Alnylam In-Licenses

Schedule 9.4.1(e)	Exceptions to Exclusivity

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-iii-

GLOBAL LICENSE TERMS

GLOBAL PRODUCT LICENSE AND COLLABORATION TERMS

THESE GLOBAL PRODUCT LICENSE AND COLLABORATION TERMS are Appendix B to the Master Collaboration Agreement, dated as of the Execution Date, by and between Alnylam Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (“Alnylam”), and Genzyme Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (“Genzyme”).

RECITALS:

WHEREAS, Alnylam and Genzyme are parties to that certain Master Collaboration Agreement (dated as of the Execution Date) (the “Master Agreement”) pursuant to which Genzyme has options to receive licenses and other rights with respect to up to two Global Licensed Products from Alnylam in the Licensed Territory;

WHEREAS, Genzyme may exercise its Co-Co/Global Option pursuant to the Master Agreement for ALN-AS1 and such siRNA will then become a Global Licensed Product;

WHEREAS, Genzyme may exercise its Global Option or Trailing Global Option pursuant to the Master Agreement for any Global Option Product thereunder and such Global Option Product will then be deemed a Global Licensed Product;

WHEREAS, if Genzyme does not exercise the Co-Co/Global Option pursuant to the Master Agreement for ALN-AS1 or ALN-AT3, Genzyme may exercise its Additional Global Option pursuant to the Master Agreement for any Global Option Product thereunder and such Global Option Product will then be deemed a Global Licensed Product; and

WHEREAS, Alnylam and Genzyme now wish to set forth the terms and conditions under which Genzyme will have the right to Commercialize such Global Licensed Products in the Licensed Territory.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.	RELATIONSHIP WITH MASTER AGREEMENT; DEFINITIONS

1.1 Relationship with Master Agreement. These Global License Terms become effective on a Global Licensed Product-by-Global Licensed Product basis on the Implementation Date in accordance with the Master Agreement. The Master Agreement generally governs the Parties’ relationship with respect to Global Licensed Products during the period of time before Genzyme exercises its Co-Co/Global Option, Global Option or Additional Global Option under the Master Agreement (i.e., before such product became a Global Licensed Product). The Master Agreement also contains terms that are generally applicable to Global Licensed Products, Regional Licensed Products (as defined in the Master Agreement) and Co-Co Licensed Products (as defined in the Master Agreement). Accordingly, the following Sections of the Master Agreement are

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GLOBAL LICENSE TERMS

incorporated herein by reference: Section 2.2 (Effectiveness of Licenses to Collaboration Products); Section 5 (Collaboration Management); Section 6 (Manufacture and Supply of the Collaboration Products); Section 7 (Confidentiality and Publication); Section 9 (Royalty Reports; Payments; Audit); Section 10 (Indemnification; Limitation of Liability; Insurance); Section 12.2.4 (Challenges of Patent Rights); and Section 13 (Miscellaneous).

1.2 Definitions. Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.2.1 “Acquired Business” has the meaning set forth in Section 12.3 (Acquired Programs).

1.2.2 “Acquirer” has the meaning set forth in Section 12.2 (Future Acquisition of a Party or its Business).

1.2.3 “Additional Alnylam In-Licenses” has the meaning set forth in the Master Agreement.

1.2.4 “Additional Global Option” has the meaning set forth in the Master Agreement.

1.2.5 “AF11 Lipid Nanoparticle Formulation” has the meaning set forth in the Master Agreement.

1.2.6 “Affiliate” means, with respect to a Person, any other Person which controls, is controlled by, or is under common control with the applicable Person. For purposes of this definition, “control” means: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors, or otherwise having the power to control or direct the affairs of such Person; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest or the power to direct the management and policies of such non-corporate entities.

1.2.7 “AJSC” has the meaning set forth in the Master Agreement.

1.2.8 “ALN-AS1” has the meaning set forth in the Master Agreement.

1.2.9 “ALN-AT3” has the meaning set forth in the Master Agreement.

1.2.10 “Alnylam Core Technology Patents” means Patent Rights Controlled by Alnylam during the Term that are [***]. The Alnylam Core Technology Patents existing as of the Implementation Date for any Global Licensed Product will be identified as the “Alnylam Core Technology Patents” in the Option Data Package for such Global Licensed Product provided by Alnylam to Genzyme under the Master Agreement and then attached hereto as Schedules 1.2.8-1 and 1.2.8-2, if applicable.

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GLOBAL LICENSE TERMS

1.2.11 “Alnylam Developed siRNA Product” means an siRNA with respect to which (a) Alnylam Controls Patent Rights Covering such siRNA, provided that once a product first satisfies the criterion set forth in this clause (a) such criterion shall be deemed satisfied at all times thereafter as to such product; and (b) Alnylam or an Affiliate of Alnylam plays(ed) a material role in the Development.

1.2.12 “Alnylam In-License” means any Existing Alnylam In-License or any Collaboration In-License to which Alnylam is a party.

1.2.13 “Alnylam Know-How” means Know-How Controlled by Alnylam during the Term that is reasonably necessary or useful for Genzyme to Develop, Manufacture and/or Commercialize Global Licensed Products in the Field in the Licensed Territory, other than Alnylam’s interest in Know-How included in Joint Collaboration IP.

1.2.14 “Alnylam Patents” means Alnylam Core Technology Patents and Alnylam Product-Specific Patents.

1.2.15 “Alnylam Product-Specific Patents” means Patent Rights Controlled by Alnylam during the Term that claim [***]. The Alnylam Product-Specific Patents existing as of the Implementation Date for any Global Licensed Product will be identified as the “Alnylam Product-Specific Patents” in the Option Data Package for such Global Licensed Product provided by Alnylam to Genzyme under the Master Agreement and then attached hereto as Schedules 1.2.15-2 and 1.2.15-3, if applicable. [***]

1.2.16 “Alnylam Technology” means, collectively, Alnylam Know-How, Alnylam Patents and Alnylam’s interest in Joint Collaboration IP.

1.2.17 “Alnylam Trademark” has the meaning set forth in Section 10.7(a) (Trademarks).

1.2.18 “ANDA” means an Abbreviated New Drug Application (or any successor application or procedure) as defined in regulations promulgated by the FDA under the FDCA, which ANDA is filed with or intended to be filed with the FDA (and, as applicable, any other analogous application filed with a Regulatory Authority in any country other than the U.S. in the Licensed Territory) for Regulatory Approval for marketing and selling a Global Licensed Product in the Licensed Territory.

1.2.19 “Back-Up Option” has the meaning set forth in Section 7.1.5 (Back-Up Products).

1.2.20 “Back-Up Option Exercise Notice” has the meaning set forth in Section 7.1.5 (Back-Up Products).

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GLOBAL LICENSE TERMS

1.2.21 “Back-Up Option Period” means [***].

1.2.22 “Back-Up Product” has the meaning set forth in Section 7.1.5 (Back-Up Products).

1.2.23 “Bankrupt Party” has the meaning set forth in Section 7.6 (Bankruptcy).

1.2.24 “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each Calendar Year, provided that (a) the first Calendar Quarter of the Term shall begin on the Effective Date and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of the Term shall end on the last day of the Term and (b) the first Calendar Quarter of a Royalty Term for a Global Licensed Product in a country shall begin on the First Commercial Sale of a Global Licensed Product in such country and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of a Royalty Term shall end on the last day of such Royalty Term.

1.2.25 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31, provided that (a) the first Calendar Year of the Term shall begin on the Effective Date and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of the Term and (b) the first Calendar Year of a Royalty Term for a Global Licensed Product in a country shall begin on the First Commercial Sale of a Global Licensed Product in such country and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of such Royalty Term.

1.2.26 “Carbohydrate Conjugate” has the meaning set forth in the Master Agreement.

1.2.27 “Clinical Study” has the meaning set forth in the Master Agreement.

1.2.28 “Co-Co/Global Option” has the meaning set forth in the Master Agreement.

1.2.29 “Co-Co/Global Option Product” has the meaning set forth in the Master Agreement.

1.2.30 “Collaboration” has the meaning set forth in the Master Agreement.

1.2.31 “Collaboration In-License” has the meaning set forth in the Master Agreement.

1.2.32 “Collaboration Product” has the meaning set forth in the Master Agreement.

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GLOBAL LICENSE TERMS

1.2.33 “Commercialization” or “Commercialize” has the meaning set forth in the Master Agreement.

1.2.34 “Commercialization Summary” has the meaning set forth in Section 4.2 (Commercialization Summary).

1.2.35 “Commercially Reasonable Efforts” means [***].

1.2.36 “Competing Program” has the meaning set forth in Section 12.3.1 (Acquired Programs).

1.2.37 “Competitive Infringement” has the meaning set forth in Section 10.4.1 (Notices).

1.2.38 “Confidential Information” has the meaning set forth in the Master Agreement.

1.2.39 “Control”, “Controls” or “Controlled by” has the meaning set forth in the Master Agreement.

1.2.40 “Cost of Goods” has the meaning set forth in the Master Agreement.

1.2.41 “Cover,” “Covering” or “Covers” has the meaning set forth in the Master Agreement.

1.2.42 “CPI” means the Consumer Price Index – Urban Wage Earners and Clerical Workers, U.S. City Average, All Items, 1982-84 = 100, published by the United States Department of Labor, Bureau of Labor Statistics (or its successor equivalent index) in the United States.

1.2.43 “Development,” “Developing” or “Develop” has the meaning set forth in the Master Agreement.

1.2.44 “Development Information” has the meaning set forth in Section 2.2 (Transition).

1.2.45 “Effective Date” means the date that the Master Agreement becomes effective in accordance with its terms.

1.2.46 “EMA” means the European Medicines Agency and any successor Governmental Authority having substantially the same function.

1.2.47 “EU” means the European Union, as its membership may be altered from time to time, and any successor thereto.

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GLOBAL LICENSE TERMS

1.2.48 “Exclusivity Period” means, on a Global Licensed Product-by-Global Licensed Product and country-by-country basis within the Licensed Territory, the period of time commencing on the Implementation Date for such Global Licensed Product and continuing until the first to occur of (a) [***].

1.2.49 “Existing Alnylam In-License” has the meaning set forth in the Master Agreement.

1.2.50 “Execution Date” has the meaning set forth in the Master Agreement.

1.2.51 “Exercise Notice” has the meaning set forth in the Master Agreement.

1.2.52 “Existing Genzyme In-License” has the meaning set forth in the Master Agreement.

1.2.53 “FDA” means the United States Food and Drug Administration and any successor Governmental Authority having substantially the same function.

1.2.54 “FDCA” means the United States Federal Food, Drug, and Cosmetic Act of 1938, as amended from time to time, and the regulations and guidelines promulgated thereunder.

1.2.55 “Field” means the treatment, diagnosis and/or prevention of all human diseases.

1.2.56 “First Commercial Sale” means, with respect to a country, the first sale for end use or consumption of a Global Licensed Product in such country, except for compassionate use or patient access programs, after all Regulatory Approvals legally required for such sale have been granted by the Regulatory Authority of such country.

1.2.57 “First Regulatory Approval by the EMA” means, with respect to a Global Licensed Product, the earlier of (i) if Regulatory Approval in the EU is sought through the EMA centralized procedure, receipt of Regulatory Approval for such Global Licensed Product from the EMA or (ii) if Regulatory Approval in the EU is sought through a national authorization procedure, receipt of Regulatory Approval for such Global Licensed Product in the first (1st) MMC in the EU.

1.2.58 “First Regulatory Approval in Japan” means, with respect to a Global Licensed Product, receipt of Regulatory Approval for such Global Licensed Product in Japan.

1.2.59 “GalNAc Conjugate” has the meaning set forth in the Master Agreement.

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GLOBAL LICENSE TERMS

1.2.60 “Generic Competition” means, with respect to a Global Licensed Product in any country in the Licensed Territory in a given Calendar Quarter, that, during such Calendar Quarter, (a) one or more Generic Products with respect to such Global Licensed Product are commercially available in such country, and (b) Net Sales of such Global Licensed Product in such country in such Calendar Quarter equal less than [***] of the average Net Sales of such Global Licensed Product over the [***] consecutive Calendar Quarters immediately prior to the Calendar Quarter in which one or more Generic Products first became commercially available in such country.

1.2.61 “Generic Product” means, on a Global Licensed Product-by-Global Licensed Product and country-by-country basis, a pharmaceutical product that (a) is sold by a Person that is not a Related Party of Genzyme under a marketing authorization granted by a Regulatory Authority in such country to a Third Party; (b) [***] and (c) is approved by the Regulatory Authority in such country pursuant to an approval process that relies in part on pivotal safety and/or efficacy data in such Regulatory Authority’s previous grant of marketing authorization for such Global Licensed Product.

1.2.62 “Genzyme Collaboration IP” means (a) any Know-How, first identified, discovered or developed solely by employees of Genzyme or its Affiliates or other persons not employed by Alnylam acting on behalf of Genzyme, in the conduct of the Collaboration and (b) any Patent Rights that claim or cover such Know-How and are Controlled by Genzyme at any time during the Term. Genzyme Collaboration IP excludes Genzyme’s interest in Joint Collaboration IP, in each case (a) and (b), other than Genzyme Manufacturing IP.

1.2.63 “Genzyme Disclosed Manufacturing Know-How” means Know-How (a) Controlled by Genzyme at any time during the Term that is useful in the Manufacture of a Global Licensed Product and (b) that Genzyme, in its sole discretion, discloses in writing to Alnylam in the course of the Collaboration.

1.2.64 “Genzyme In-License” means any Existing Genzyme In-License, Un-Blocking Genzyme In-License or any Collaboration In-License to which Genzyme is a party.

1.2.65 “Genzyme Know-How” means Know-How Controlled by Genzyme during the Term that is reasonably necessary or useful for Alnylam to Develop, Commercialize and/or Manufacture Global Licensed Products in the Field in the Licensed Territory (other than Genzyme’s rights in Joint Collaboration IP, Genzyme Collaboration IP and Genzyme Manufacturing IP).

1.2.66 “Genzyme Manufacturing IP” means (a) any Know-How related to the Manufacture of Global Licensed Products (or oligonucleotides generally) Controlled by Genzyme at any time during the Term, and (b) any Patent Rights that claim or cover such Know-How and are Controlled by Genzyme at any time during the Term, excluding Improvement Manufacturing Patent Rights and Genzyme Disclosed Manufacturing Know-How.

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GLOBAL LICENSE TERMS

1.2.67 “Genzyme Patent Jurisdictions” has the meaning set forth in the Master Agreement.

1.2.68 “Genzyme Patent Rights” means those Patent Rights Controlled by Genzyme during the Term that are reasonably necessary or useful to Develop, Commercialize and/or Manufacture Global Licensed Products in the Field in the Licensed Territory. Genzyme Patent Rights excludes Patent Rights included in Genzyme Collaboration IP, Genzyme’s interest in Joint Collaboration IP and Genzyme Manufacturing IP.

1.2.69 “Genzyme Technology” means, collectively, Genzyme Know-How, Genzyme Patent Rights, Genzyme Collaboration IP and Genzyme’s interest in Joint Collaboration IP, but excluding Genzyme Manufacturing IP.

1.2.70 “Genzyme Trademarks” has the meaning set forth in Section 10.7(a) (Trademarks).

1.2.71 “Global Branding Strategy” has the meaning set forth in Section 4.4.1 (Global Branding).

1.2.72 “Global Development Plan” has the meaning set forth in Section 2.3 (Global Development Plan).

1.2.73 “Global License Terms” means this Appendix B to the Master Agreement (Global Product License and Collaboration Terms) and the provisions of the Master Agreement to the extent applicable to Global Licensed Products.

1.2.74 “Global Licensed Product” means (i) if Genzyme exercises the Co-Co/Global Options for ALN-AS1 pursuant to the Master Agreement, then ALN-AS1 as of the applicable Option Exercise Date, (ii) if Genzyme exercises the Global Option or the Trailing Global Option for any Global Option Product pursuant to the Master Agreement, then such Global Option Product as of the applicable Option Exercise Date, (iii) if Genzyme exercises the Additional Global Option for any Global Option Product pursuant to the Master Agreement, then such Global Option Product as of the applicable Option Exercise Date, and (iv) if Genzyme exercises a Back-Up Option for any Back-Up Product pursuant to Section 7.1.5 (Back-Up Products), then such Back-Up Product as of the date of delivery of the Back-Up Option Exercise Notice, in each case (i) through (iv) above, for as long as the Global License Terms apply to ALN-AS1, such Global Option Product or such Back-Up Product.

1.2.75 “Global Option” has the meaning set forth in the Master Agreement.

1.2.76 “Global Option Period” has the meaning set forth in the Master Agreement.

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GLOBAL LICENSE TERMS

1.2.77 “Global Option Product” has the meaning set forth in the Master Agreement.

1.2.78 “Global Out-of-Pocket Costs” means, with respect to certain activities hereunder, direct expenses paid or payable by either Party or its Affiliates to Third Parties and specifically identifiable and incurred to conduct such activities for a Global Licensed Product, including payments to contract personnel; provided, however, that amounts paid to contract sales and marketing personnel will not be considered Global Out-of-Pocket Costs.

1.2.79 “GLP Clinical Supply Agreements” means each clinical supply agreement entered into between Alnylam and Genzyme as described in Section 6.2 of the Master Agreement (Collaboration Product Supply Agreements) pursuant to which Alnylam will provide clinical supplies of a specified Global Licensed Product to Genzyme.

1.2.80 “GLP Collaboration” means the collaboration of the Parties in the Development, Manufacture and Commercialization of Global Licensed Products under these Global License Terms.

1.2.81 “GLP Commercial Supply Agreements” means each commercial supply agreement entered into between Alnylam and Genzyme as described in Section 6.2 of the Master Agreement (Collaboration Product Supply Agreements) pursuant to which Alnylam will provide commercial supplies of a specified Global Licensed Product to Genzyme.

1.2.82 “GLP Supply Agreements” means, collectively, the GLP Clinical Supply Agreements and the GLP Commercial Supply Agreements.

1.2.83 “Good Laboratory Practices” has the meaning set forth in the Master Agreement.

1.2.84 “Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body.

1.2.85 “Human POP Study” has the meaning set forth in the Master Agreement.

1.2.86 “IFRS” has the meaning set forth in the Master Agreement.

1.2.87 “Implementation Date” means (i) with respect to ALN-AS1 or each Global Licensed Product with respect to which Genzyme exercised the Global Option or Additional Global Option, the Option Exercise Date for ALN-AS1 or such Global Licensed Product, as applicable, and (ii) with respect to each Back-Up Product with respect to which Genzyme exercised the Back-Up Option, the date on which Genzyme sent to Alnylam the Back-Up Option Exercise Notice for such Back-Up Product under Section 7.1.5 (Back-Up Products).

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GLOBAL LICENSE TERMS

1.2.88 “Improvement Manufacturing Patent Right” means a Patent Right owned exclusively by Genzyme or its Affiliates that claims an invention related to the Manufacture of a Global Licensed Product that was made (a) by Genzyme or its Affiliates after the Effective Date in connection with Manufacturing Global Licensed Products and (b) using Alnylam Know-How that, at the time such Alnylam Know-How was disclosed to Genzyme or its Affiliates, constituted Alnylam’s Confidential Information under Section 7 of the Master Agreement (Confidentiality and Publication).

1.2.89 “IND” has the meaning set forth in the Master Agreement.

1.2.90 “In-License” has the meaning set forth in the Master Agreement.

1.2.91 “Infringement Action” has the meaning set forth in Section 10.4.2(a) (Rights to Enforce – Genzyme Technology).

1.2.92 “Joint Collaboration IP” means, collectively, (a) any Know-How first identified, discovered or developed jointly by employee(s), agent(s) or consultant(s) acting on behalf of Alnylam or its Affiliates, on the one hand, and employee(s), agent(s) or consultant(s) acting on behalf of Genzyme or its Affiliates, on the other hand, in the conduct of the Collaboration that is Controlled by Alnylam and Genzyme, and (b) any Patent Rights that Cover such Know-How and are Controlled by Alnylam and Genzyme.

1.2.93 “Joint Transition Team” or “JTT” means the transition team as more fully described in Section 5.1 (Joint Transition Team).

1.2.94 “Know-How” has the meaning set forth in the Master Agreement.

1.2.95 “Laws” has the meaning set forth in the Master Agreement.

1.2.96 “Licensed Target” means, for each Global Licensed Product, the human gene that is targeted by such Global Licensed Product, as identified in the Option Data Package for such Global Licensed Product and then attached hereto as Schedules 1.2.96-1 and 1.2.96-2, if applicable.

1.2.97 “Licensed Territory” means worldwide.

1.2.98 “Lipid Nanoparticle Formulation” has the meaning set forth in the Master Agreement.

1.2.99 “Manufacturing” or “Manufacture” has the meaning set forth in the Master Agreement.

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GLOBAL LICENSE TERMS

1.2.100 “Manufacturing Claim” means a claim within a Patent Right directed solely to Manufacturing a Global Licensed Product.

1.2.101 “MMC” means [***].

1.2.102 “NDA” has the meaning set forth in the Master Agreement.

1.2.103 “Net Sales” means, with respect to a Global Licensed Product, the aggregate gross invoiced sales prices from sales of all units of such Global Licensed Product sold by Genzyme and its Related Parties to independent Third Parties (other than a Sublicensee) after deducting, if not previously deducted, from the amount invoiced or received:

(a) trade, quantity and cash discounts, credits or allowances actually given;

(b) returns, rejections or recalls (due to spoilage, damage, expiration of useful life or otherwise);

(c) Third Party rebates, chargebacks, hospital buying group/group purchasing organization administration fees or managed care organization rebates actually given;

(d) rebates and similar payments made with respect to sales paid for by any governmental or regulatory authority such as Federal or state Medicaid, Medicare or similar state program;

(e) distribution fees and sales commissions paid to Third Parties;

(f) retroactive price reductions or billing corrections;

(g) value added, sales and use, excise and other similar taxes and surcharges, customary transportation and insurance, custom duties, and other governmental charges; and

(h) amounts previously included in Net Sales of such Global Licensed Product that are adjusted or written-off by Genzyme or its Related Parties as bad debt or otherwise uncollectible in accordance with the standard practices of Genzyme or its Related Parties for writing off uncollectible amounts consistently applied; provided, however, if any such written-off amounts are subsequently collected, such collected amounts shall be included in Net Sales in the period in which they are subsequently collected.

Such amounts shall be determined from the books and records of Genzyme or its Related Parties, maintained in accordance with IFRS.

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GLOBAL LICENSE TERMS

In the case of any sale or other disposal for value, such as barter or counter-trade, of a Global Licensed Product, or part thereof, other than in an arm’s length transaction exclusively for cash, Net Sales shall be calculated as above on the value of the non-cash consideration received or the fair market price (if higher) of such Global Licensed Product in the country of sale or disposal, as determined in accordance with IFRS.

Notwithstanding the foregoing, the following will not be included in Net Sales: (1) sales between or among Genzyme and its Related Parties (but Net Sales shall include sales to the first Third Party (other than a Sublicensee) by Genzyme or its Related Parties); (2) samples of Global Licensed Product used to promote additional Net Sales, in amounts consistent with normal business practices of Genzyme; and (3) disposal or use of Global Licensed Products in Clinical Studies or under compassionate use, patient assistance, named patient use, or test marketing programs or non-registrational studies or other similar programs or studies where the Global Licensed Product is supplied without charge or at the actual manufacturing cost thereof (without allocation of indirect costs or any mark-up).

In the case where a Global Licensed Product is sold as part of a Combination Product in a country in the Licensed Territory, Net Sales for the Global Licensed Product included in such Combination Product in such country shall be calculated as follows:

(i)	if the Global Licensed Product is sold separately in such country and the other active ingredient or ingredients in the Combination Product are sold separately in such country, Net Sales for the Global Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B), where A is the invoice price of the Global Licensed Product when sold separately in such country and B is the total invoice price of the other active ingredient or ingredients in the Combination Product when sold separately in such country;

(ii)	if the Global Licensed Product is sold separately in such country but the other active ingredient or ingredients in the Combination Product are not sold separately in such country, Net Sales for the Global Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/D, where A is the invoice price of the Global Licensed Product when sold separately in such country and D is the invoice price of the Combination Product in such country;

(iii)	if the Global Licensed Product is not sold separately in such country but the other active ingredient or ingredients in the Combinations Product are sold separately in such country, Net Sales for the Global Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction 1 – (B/D), where B is the invoice price of the other active ingredient or ingredients in the Combination Product when sold separately in such country and D is the invoice price of the Combination Product; or

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GLOBAL LICENSE TERMS

(iv)	if neither the Global Licensed Product nor the other active ingredient or ingredients in the Combination Product are sold separately in such country, the Parties shall determine Net Sales for the Global Licensed Product in such Combination Product by mutual agreement based on the relative contribution of the Global Licensed Product and each other active ingredient to the Combination Product, and shall take into account in good faith any applicable allocations and calculations that may have been made for the same period in other countries.

For purposes of this Section, “Combination Product” means a product that includes at least one active ingredient other than a Global Licensed Product. Drug delivery vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients”, except in the case where such delivery vehicle, adjuvant, or excipient is recognized by the FDA as an active ingredient in accordance with 21 C.F.R. 210.3(b)(7).

1.2.104 “Non-Bankrupt Party” has the meaning set forth in Section 7.6 (Bankruptcy).

1.2.105 “Option Data Package” has the meaning set forth in the Master Agreement.

1.2.106 “Option Exercise Date” has the meaning set forth in the Master Agreement.

1.2.107 “Party” means Genzyme and/or Alnylam.

1.2.108 “Patent Rights” has the meaning set forth in the Master Agreement.

1.2.109 “Person” means any natural person, corporation, unincorporated organization, partnership, association, sole proprietorship joint stock company, joint venture, limited liability company, trust or government, or any Governmental Authority, or any other similar entity.

1.2.110 “Phase III Study” has the meaning set forth in the Master Agreement.

1.2.111 “PJSC” has the meaning set forth in the Regional License Terms (as defined in the Master Agreement) and the meaning set forth in the Co-Co License Terms (as defined in the Master Agreement).

1.2.112 “Product Trademark(s)” means the Trademarks used, or intended for use, in connection with the distribution, marketing, promotion and sale of the Global Licensed Products. Product Trademarks specifically exclude the corporate names and logos of the Parties and their Affiliates. Product Trademark includes both the Alnylam Trademarks and the Genzyme Trademarks.

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1.2.113 “Promotional Materials” has the meaning set forth in Section 4.4.2 (Promotional Materials).

1.2.114 “R&D Cost Opt-In Date” has the meaning set forth in Section 2.4(a) (Development Costs).

1.2.115 “R&D Costs” means, with respect to a Global Licensed Product, costs and expenses incurred in connection with the performance of any Development activity for such Global Licensed Product, including [***].

1.2.116 “R&D FTE” means [***] hours of work per annum devoted to or in support of the Development or Manufacture of a Global Licensed Product that is carried out by one or more qualified scientific or technical employees (excluding Third Party contractors) of a Party or its Affiliates.

1.2.117 “R&D FTE Cost” means, for any period, the R&D FTE Rate multiplied by the number of R&D FTEs in such period.

1.2.118 “R&D FTE Rate” means [***] per FTE, increased annually beginning on January 1, 2015 and thereafter on January 1 of each succeeding year by the percentage increase in the CPI as of December 31 of the then most recently ended calendar year over the level of the CPI on December 31, 2013.

1.2.119 “Regulatory Approval” has the meaning set forth in the Master Agreement.

1.2.120 “Regulatory Authority” has the meaning set forth in the Master Agreement.

1.2.121 “Regulatory Exclusivity” means, with respect to a Global Licensed Product in a country, any exclusive marketing right, data exclusivity right, orphan drug designation or other country-wide exclusive right or status conferred by any Governmental Authority with respect to such Global Licensed Product in such country, other than a Patent Right, that limits or prohibits a Person [***].

1.2.122 “Related Party” means a Party’s Affiliates and permitted Sublicensees.

1.2.123 “Reverted Global Licensed Product” has the meaning set forth in Section 11.3.2(b) (Effects of Termination of Global Licensed Product by Alnylam for Cause or by Genzyme for Convenience).

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1.2.124 “Royalty Term” has the meaning set forth in Section 8.2.2 (Royalty Term).

1.2.125 “Serious Adverse Event” has the meaning set forth in the Master Agreement.

1.2.126 “siRNA” has the meaning set forth in the Master Agreement.

1.2.127 “SPCs” has the meaning set forth in Section 10.5 (Patent Term Extensions).

1.2.128 “Sublicensee” means a Third Party to whom a Party grants a sublicense under any Alnylam Technology or Genzyme Technology, as the case may be, pursuant to Section 7.1.4 (Sublicensing Terms) or Section 7.2.3 (Sublicensing Terms).

1.2.129 “Term” has the meaning set forth in Section 11.1 (Term).

1.2.130 “Third Party” has the meaning set forth in the Master Agreement.

1.2.131 “Third Party License Payment” has the meaning set forth in the Master Agreement.

1.2.132 “Trademark” has the meaning set forth in the Master Agreement.

1.2.133 “Trailing Global Option” has the meaning set forth in the Master Agreement.

1.2.134 “Transition Activities” has the meaning set forth in Section 2.2 (Transition).

1.2.135 “Transition Period” means with respect to a Global Licensed Product, the period beginning on the Implementation Date for such Global Licensed Product and ending on the date that such period is terminated by Genzyme pursuant to Section 5.6 (Term of JTT).

1.2.136 “Transition Plan” has the meaning set forth in Section 2.2 (Transition).

1.2.137 “Un-Blocking Genzyme In-License” has the meaning set forth in the Master Agreement.

1.2.138 “United States” means the United States of America and its territories, possessions and commonwealths.

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1.2.139 “Valid Claim” means a claim of: (a) an issued and unexpired patent, which claim has not been withdrawn, cancelled, abandoned, disclaimed, revoked or held unenforceable or invalid by an unappealable decision of a court or other governmental agency of competent jurisdiction, or has not been appealed within the time allowed for appeal, or by an appealed decision of a court or other governmental agency of competent jurisdiction where the appeal has been pending for more than [***] years (unless and until such decision is subsequently overturned on appeal) and which has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a patent application that has been pending less than [***] years from the date of filing of the earliest patent application from which such patent application claims priority, which claim has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken.

2. DEVELOPMENT

2.1 Overview. Genzyme will have the sole right to Develop Global Licensed Products in the Licensed Territory.

2.2 Transition. Within [***] days after the Implementation Date for a Global Licensed Product, Alnylam shall prepare and provide to Genzyme a draft plan for the transition of the Development of such Global Licensed Product from Alnylam to Genzyme (a “Transition Plan”). Promptly following the delivery of such draft Transition Plan to Genzyme (and in any event no later than [***] days following such delivery), the JTT responsible for such Global Licensed Product shall finalize the Transition Plan for such Global Licensed Product. The Transition Plan for each Global Licensed Product will require Alnylam to, as soon as reasonably practicable following the Implementation Date with respect to such Global Licensed Product: (a) assign the Alnylam Product-Specific Patents to Genzyme pursuant to Section 10.3.6.1 (Assignment of Alnylam Product-Specific Patents); (b) transfer to Genzyme all Know-How Controlled by Alnylam that is reasonably necessary or useful for Developing such Global Licensed Product, or obtaining or maintaining Regulatory Approval for such Global Licensed Product in the Licensed Territory, including information and materials reasonably requested by Genzyme, in a format reasonably acceptable to Genzyme (which shall be specified in such Transition Plan, along with the process of transferring such Know-How); (c) assign to Genzyme all INDs and other regulatory filings submitted to, or filed with, any Regulatory Authority with respect to such Global Licensed Product, as well as any related regulatory documents submitted to any Regulatory Authority with respect to such Global Licensed Product, excluding any drug master files maintained by or on behalf of Alnylam; (d) transfer to Genzyme all written correspondence with any Regulatory Authority with respect to such Global Licensed Product and all written minutes of meetings and memoranda of oral communications with any Regulatory Authority with respect to such Global Licensed Product; (e) assign to Genzyme any Third Party agreements relating solely and exclusively to the Development of such Global Licensed Product to which Alnylam is a party (including any Alnylam In-License), subject to any required consents of such Third Party, which Alnylam shall use reasonable

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efforts to obtain; and (f) transfer to Genzyme any other information or materials reasonably requested by Genzyme that are reasonably necessary or useful for Development of such Global Licensed Product in the Licensed Territory (the items described in clauses (a) through (f) collectively, “Development Information”). The Transition Plan for each Global Licensed Product will also describe any Development activities with respect to such Global Licensed Product that Alnylam is required to perform as requested by Genzyme and mutually agreed upon by the Parties (“Transition Activities”). [***]. With respect to each of Alnylam’s employees who were engaged in the Development of a Global Licensed Product prior to the Implementation Date for such Global Licensed Product, Alnylam shall (i) commit a sufficient portion of such employee’s working hours to enable the completion of the activities set forth in the Transition Plan for such Global Licensed Product in accordance with the timeline set forth in such Transition Plan and (ii) make such employee available to Genzyme at Genzyme’s reasonable request until the obligations in such Transition Plan with respect to which such employee has or had relevant experience or knowledge are completed.

2.3 Global Development Plan. Within [***] days following the Implementation Date with respect to a Global Licensed Product, Genzyme shall provide the JTT responsible for such Global Licensed Product with a work plan and time table for the Development activities and Clinical Studies to be undertaken with respect to such Global Licensed Product in the Licensed Territory (a “Global Development Plan”). During the Transition Period with respect to a Global Licensed Product, Genzyme shall update the Global Development Plan for such Global Licensed Product annually and shall provide such updated Global Development Plan to the JTT responsible for such Global Licensed Product. Each JTT shall review and comment on each Global Development Plan submitted to it by Genzyme and Genzyme shall consider such JTT’s comments; provided, however, that Genzyme will have sole discretion and control over the contents of such Global Development Plan.

2.4 Development Costs.

                (a) With respect to any Global Licensed Product, if Genzyme exercised the Co-Co/Global Option, Global Option or Additional Global Option with respect to such Global Licensed Product, Genzyme shall be responsible for one-hundred percent (100%) of all R&D Costs that occur after the later of (i) [***] (such later date, the “R&D Cost Opt-In Date”) and amounts specified in clauses (ii) and (iii) in Section 2.4(b) below, if any. Alnylam shall be responsible for one-hundred percent (100%) of R&D Costs for such Global Licensed Product that occur prior to the R&D Cost Opt-In Date, except for amounts specified in clauses (ii) and (iii) of Section 2.4(b) below, if any.

                (b) The Global R&D Costs to be shared by the Parties pursuant to Section 2.4(a) above shall only include amounts that are within one or more of the following four (4) categories:

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(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(c) For clarity, R&D Costs to be paid by Genzyme pursuant to Section 2.4(a) shall exclude any amounts paid after the R&D Cost Opt-In Date to Third Parties with respect to services rendered or services procured in connection with the conduct of any Clinical Study or Development activity that, in either case, is completed prior to the R&D Cost Opt-In Date.

(d) The amount of all R&D Costs to be paid by Genzyme pursuant to Section 2.4(a) and incurred by Alnylam prior to the delivery of the Option Data Package for a Global Licensed Product will be set forth therein.

(e) Alnylam will invoice Genzyme for the R&D Costs to be paid by Genzyme pursuant to Section 2.4(a) and incurred by Alnylam. Alnylam will provide copies of invoices from vendors and other supporting documentation as reasonably requested by Genzyme. Genzyme shall reimburse Alnylam within [***] days after receipt by Genzyme of such invoice. Genzyme shall reimburse Alnylam on a quarterly basis for R&D FTE Costs, Global Out-of-Pocket Costs and Cost of Goods incurred by Alnylam in the performance of Transition Activities, within [***] days after receipt by Genzyme of an invoice for such amounts from Alnylam.

2.5 Diligence. Genzyme will use Commercially Reasonable Efforts to [***].

2.6 Records; Reports; Information Sharing.

2.6.1 Development Activities. Following the Transition Period with respect to a Global Licensed Product, [***] Genzyme will provide to Alnylam, through the AJSC, an update regarding Development activities conducted by or on behalf of Genzyme with respect to such Global Licensed Product, as well as any Clinical Studies with respect to such Global Licensed Product conducted by Genzyme.

2.6.2 Scientific Records. Genzyme will maintain scientific records, in sufficient detail and in sound scientific manner appropriate for patent and regulatory purposes and in compliance with Good Laboratory Practices with respect to activities intended to be submitted in regulatory filings (including INDs and NDAs), which will fully and properly reflect all work done and results achieved in the performance of the Development activities and Clinical Studies with respect to Global Licensed Products.

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GLOBAL LICENSE TERMS

2.6.3 Information Exchange and Development Assistance. Following the completion of the Transition Plan with respect to a Global Licensed Product, Alnylam shall deliver to Genzyme, [***] and in a commercially reasonable format, any Development Information with respect to such Global Licensed Product that comes into Alnylam’s Control or possession. If, following the completion of the Transition Plan with respect to a Global Licensed Product, Alnylam discovers that it Controls or possesses any Development Information with respect to such Global Licensed Product that should have been transferred by Alnylam to Genzyme under the Transition Plan but that was not so transferred, Alnylam will promptly provide such Development Information to Genzyme.

2.6.4 Personnel. Genzyme may request that Alnylam reasonably make available for consultation regarding the Development of a Global Licensed Product certain of its employees engaged in Development activities with respect to such Global Licensed Product.

2.6.5 Confidentiality. All information exchanged by the Parties under this Section 2 will be deemed to be Confidential Information of the disclosing Party and maintained in accordance with Section 7 of the Master Agreement (Confidentiality and Publication); provided, however, that all Development Information with respect to a Global Licensed Product delivered by Alnylam to Genzyme pursuant to Section 2.2 (Transition) or 2.6.3 (Information Exchange and Development Assistance) shall be deemed to be Confidential Information of Genzyme.

2.7 Third Parties. The Parties shall be entitled to utilize the services of Third Parties to perform their respective Development and Manufacturing activities under these Global License Terms, provided that (a) each Party shall require that such Third Party operates in a manner consistent with the terms of these Global License Terms and (b) each Party shall remain at all times fully liable for its respective responsibilities. Each Party shall require that any such Third Party agreement include confidentiality and non-use provisions that are no less stringent than those set forth in Section 7 of the Master Agreement (Confidentiality and Publication) and shall obtain ownership of, and/or a fully sublicensable license under and to, any Know-How and Patent Rights that are developed by such Third Party in the performance of such agreement and are reasonably necessary or useful to Develop, Manufacture and/or Commercialize Global Licensed Products in the Field. The Party utilizing the services of a Third Party service provider shall be solely responsible for direction of and communications with such Third Party.

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3.	REGULATORY MATTERS

3.1 Regulatory Filings and Interactions.

3.1.1 Ownership of Regulatory Filings. Genzyme will own all INDs, NDAs and related regulatory documentation submitted to any Regulatory Authority in the Licensed Territory with respect to any Global Licensed Product, excluding any drug master files maintained by or on behalf of Alnylam. At Genzyme’s request following the Implementation Date for a Global Licensed Product, Alnylam will promptly assign and transfer to Genzyme all INDs, NDAs and other regulatory documentation submitted to any Regulatory Authority in the Licensed Territory with respect to such Global Licensed Product that is in the possession or control of Alnylam, excluding any drug master files maintained by or on behalf of Alnylam, and each Party will submit all filings, letters and other documentation necessary to effect such assignment and transfer to the applicable Regulatory Authority no later than [***] days after such request for such Global Licensed Product. Alnylam hereby appoints Genzyme as Alnylam’s agent for all matters related to each Global Licensed Product involving Regulatory Authorities in the Licensed Territory during the period beginning on the Implementation Date for such Global Licensed Product and ending on the date that the transfer of all INDs, NDAs and related regulatory documents filed with or submitted to any Regulatory Authority in the Licensed Territory that relate to such Global Licensed Product, excluding any drug master files maintained by or on behalf of Alnylam, becomes effective, and Genzyme hereby accepts such appointment.

3.1.2 Responsibilities for Regulatory Matters. Genzyme will be solely responsible for all regulatory matters relating to Global Licensed Products in the Licensed Territory, including (i) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, each Regulatory Authority in the Licensed Territory with respect to Global Licensed Products; (ii) interfacing, corresponding and meeting with each Regulatory Authority in the Licensed Territory with respect to Global Licensed Products; and (iii) seeking and maintaining all regulatory filings in the Licensed Territory with respect to Global Licensed Products.

3.1.3 Communications with Regulatory Authorities. Genzyme will provide Alnylam, through the AJSC, as part of the quarterly updates regarding Development activities described in Section 2.6.1 (Development Activities), with a brief description in English, of the principal issues raised in any material communication with any Regulatory Authority in the Licensed Territory with respect to any Global Licensed Product during the preceding Calendar Quarter. For purposes of this Section 3.1.3, “material communication” with Regulatory Authorities include meetings with Regulatory Authorities and Regulatory Authority questions or concerns regarding significant issues, including any of the following: key product quality attributes (e.g., purity), safety findings affecting the platform (e.g., Serious Adverse Events, emerging safety signals), clinical or nonclinical findings affecting patient safety, or lack of efficacy.

3.1.4 Submissions. With respect to each Global Licensed Product, Genzyme shall provide Alnylam with prompt written notice of each of the following events (but in any event within [***] days) after the occurrence of such event in the Licensed Territory: (i) the filing of any IND for such Global Licensed Product; (ii) the submission of any filings or applications for Regulatory Approval (including orphan drug applications and designations) of such Global Licensed Product to any Regulatory Authority; and (iii) receipt or denial of Regulatory Approval for such Global Licensed Product; provided, however, that in all circumstances, Genzyme shall inform Alnylam of such event prior to public disclosure of such event by Genzyme.

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GLOBAL LICENSE TERMS

3.2 Costs of Regulatory Affairs. Genzyme shall be responsible for all costs and expenses incurred in connection with applying for Regulatory Approval with respect to Global Licensed Products in the Licensed Territory, and related regulatory affairs activities.

3.3 Right of Reference. Alnylam hereby grants to Genzyme, and at the request of Genzyme will grant to Genzyme’s Related Parties, a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) (or any successor rule or analogous Law recognized outside of the United States), to, and a right to copy, access, and otherwise use, all information and data (including all CMC information as well as data made, collected or otherwise generated in the conduct of any Clinical Studies or early access/named patient programs for the Global Licensed Products) included in or used in support of any drug master file maintained by or on behalf of Alnylam or its Related Parties that relates to any Global Licensed Product to the extent necessary or useful to Develop, Manufacture or Commercialize Global Licensed Products in the Licensed Territory. Notwithstanding anything to the contrary in these Global License Terms, Alnylam shall not withdraw or inactivate any regulatory filing that the other Party references or otherwise uses pursuant to this Section 3.3.

4.	COMMERCIALIZATION OF THE GLOBAL LICENSED PRODUCTS

4.1 Responsibility, Cost and Diligence. Genzyme shall be solely responsible, at its expense, for all Commercialization activities relating to Global Licensed Products in the Field in the Licensed Territory. Genzyme shall use Commercially Reasonable Efforts to [***].

4.2 Commercialization Summary. No less [***] months in advance of the reasonably expected first Regulatory Approval in the Licensed Territory with respect to a Global Licensed Product, and annually thereafter, Genzyme shall prepare and deliver to Alnylam, through the AJSC, [***] (the “Commercialization Summary”).

4.3 First Commercial Sale Reporting Obligations. Genzyme shall provide Alnylam with written notice of the First Commercial Sale of each Global Licensed Product.

4.4 Advertising and Promotional Materials.

4.4.1 Global Branding. Genzyme shall have the sole right, from time to time during the Term, to develop (and thereafter modify and update) a global branding strategy (including global positioning, messages, logo, colors and other visual branding elements) for each Global Licensed Product for use in the Field throughout the Licensed

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Territory (the “Global Branding Strategy”) for review by the AJSC. Except as prohibited by applicable Law, the labeling for each Global Licensed Product shall include a reasonably prominent reference to such Global Licensed Product as being sold under license from Alnylam and, if applicable, a reasonably prominent reference to Alnylam as the manufacturer of such Global Licensed Product.

4.4.2 Promotional Materials. Genzyme will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to each Global Licensed Product (“Promotional Materials”) for use in the Licensed Territory. All such Promotional Materials will be compliant with applicable Law.

4.5 Sales and Distribution. Genzyme and its Related Parties shall be solely responsible for booking sales and shall warehouse and distribute Global Licensed Products in the Licensed Territory.

4.6 Recalls, Market Withdrawals or Corrective Actions. In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with a Global Licensed Product, Genzyme shall have the sole right to decide whether to conduct a recall and the manner in which any such recall shall be conducted. Genzyme shall bear the expense of any such recall.

5.	TRANSITION MANAGEMENT

5.1 Joint Transition Team. The Parties shall establish a joint transition team (a “JTT”) to facilitate the transition of each Global Licensed Product from Alnylam to Genzyme as follows:

5.1.1 Composition of the Joint Transition Team. The transition of each Global Licensed Product from Alnylam to Genzyme shall be conducted under the oversight of a JTT, which shall comprise three (3) representatives of each Party. Each Party shall appoint its respective representatives to the JTT for a Global Licensed Product within [***] days following the Implementation Date for such Global Licensed Product, and may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. Each representative on a JTT shall have appropriate expertise and ongoing familiarity with the applicable Global Licensed Product and the GLP Collaboration generally. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend JTT meetings, subject to such representatives and consultants undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 7 of the Master Agreement (Confidentiality and Publication).

5.1.2 JTT Chairperson. The JTT chairperson shall be a JTT representative of Genzyme. The JTT chairperson’s responsibilities shall include (a) scheduling meetings; (b) setting agendas for meetings with solicited input from other members; (c) coordinating the delivery of draft minutes to the JTT for review and final approval; and (d) conducting meetings, including ensuring that objectives for each meeting are set and achieved.

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5.2 Meetings. Each JTT shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Calendar Quarter, with the location for such meetings alternating between Alnylam and Genzyme facilities (or such other locations as are mutually agreed by the Parties). Alternatively, a JTT may meet by means of teleconference, videoconference or other similar communications equipment. All proceedings for each JTT shall take place in English. Where the membership of a JTT for a Global Licensed Product is the same as one or more other JTTs for other Global Licensed Products or PJSCs for other Collaboration Products, such JTTs and PJSCs may have a single meeting to discuss each Global Licensed Product and other Collaboration Product for which they have responsibility. Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

5.3 Minutes. A secretary shall be appointed for each meeting of each JTT and shall prepare minutes of the meeting, which shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by such JTT.

5.4 JTT Responsibilities. The JTT with respect to a Global Licensed Product shall have the following responsibilities with respect to such Global Licensed Product:

(a) finalizing and approving a Transition Plan for such Global Licensed Product that meets the requirements set forth in Section 2.2 (Transition), including any Transition Activities that Alnylam will be obligated to perform under such Transition Plan;

(b) reviewing and commenting on the initial Global Development Plan for such Global Licensed Product, and reviewing and commenting on updates to the Global Development Plan provided by Genzyme;

(c) overseeing any manufacturing and supply relationship between the Parties with respect to the Manufacture of such Global Licensed Product for Development activities (subject to the terms of the GLP Clinical Supply Agreement, if any); and

(d) performing such other activities as the Parties agree in writing shall be the responsibility of such JTT.

5.5 Decision-Making. Each JTT shall not have any decision-making authority with respect to any matters under these Global License Terms; provided, however, that each JTT shall have the authority to approve the Transition Plan for the Global Licensed Product for which such JTT is responsible. With respect to approving a

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Transition Plan, the representatives of each Party on a JTT shall have collectively one vote on behalf of such Party and such JTT shall attempt to approve such Transition Plan by consensus. If the applicable JTT fails to approve a Transition Plan for a Global Licensed Product within [***] days following the Implementation Date with respect to such Global Licensed Product, then the matter shall be submitted to the AJSC. If the matter is still unresolved after a further [***] days, then such matter shall be submitted to [***].

5.5.1 [***]

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

5.6 Term of JTT. After the commencement of a Phase III Study for a Global Licensed Product, either Party shall have the right to terminate the Transition Period with respect to such Global Licensed Product which will relieve the Parties’ obligations to participate in the JTT for such Global Licensed Product.

6.	MANUFACTURE AND SUPPLY OF THE GLOBAL LICENSED PRODUCTS

6.1 Manufacturing and Supply. The Manufacturing of each Global Licensed Product will be addressed in the Master Agreement and breach of such Manufacturing terms as applied to a Global Licensed Product shall be treated as a breach under these Global License Terms, and not under the Master Agreement.

7.	LICENSES

7.1 License Grants to Genzyme.

7.1.1 Development License. On a Global Licensed Product-by-Global Licensed Product basis, subject to the provisions of these Global License Terms (including Section 9.4.1(e) (Exclusivity)) and any GLP Clinical Supply Agreement, effective upon the Implementation Date for such Global Licensed Product, Alnylam hereby grants Genzyme a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.1.4 (Sublicensing Terms)), exclusive (even as to Alnylam) license under Alnylam Technology other than Patent Rights assigned to Genzyme pursuant to Section 10.3.6.1 (Assignment of Alnylam Product-Specific Patents) to Develop such Global Licensed Product in the Field in the Licensed Territory.

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GLOBAL LICENSE TERMS

7.1.2 Commercialization License. On a Global Licensed Product-by-Global Licensed Product basis, subject to the provisions of these Global License Terms (including Section 9.4.1(e) (Exclusivity)) and any GLP Commercial Supply Agreement, effective upon the Implementation Date for such Global Licensed Product, Alnylam hereby grants Genzyme a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.1.4 (Sublicensing Terms)), exclusive (even as to Alnylam) license under Alnylam Technology other than Patent Rights assigned to Genzyme pursuant to Section 10.3.6.1 (Assignment of Alnylam Product-Specific Patents) to Commercialize such Global Licensed Product in the Field in the Licensed Territory. Such license shall be royalty-bearing for the Royalty Term applicable to each Global Licensed Product in each country in the Licensed Territory, and, after the Royalty Term applicable to such Global Licensed Product in such country, shall convert to a fully-paid, perpetual license to Commercialize such Global Licensed Product in the Field in such country.

7.1.3 Manufacturing License. On a Global Licensed Product-by-Global Licensed Product basis, subject to the provisions of these Global License Terms (including Section 9.4.1(e) (Exclusivity)), any GLP Supply Agreement and any Third Party Supply Agreement, effective upon the Implementation Date for such Global Licensed Product, Alnylam hereby grants Genzyme a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.1.4 (Sublicensing Terms)), worldwide, exclusive (even as to Alnylam) license under Alnylam Technology other than Patent Rights assigned to Genzyme pursuant to Section 10.3.6.1 (Assignment of Alnylam Product-Specific Patents) to Manufacture such Global Licensed Product. Notwithstanding the foregoing, Alnylam retains the right under the Alnylam Technology, with the right to grant licenses through multiple tiers without restriction, to Manufacture Global Licensed Products anywhere in the world to supply (or have supplied) Genzyme pursuant to any GLP Supply Agreement.

7.1.4 Sublicensing Terms.

(a) Subject to Section 7.5 (Right of First Negotiation), Genzyme shall have the right to sublicense any of its rights under Sections 7.1.1 (Development License), 7.1.2 (Commercialization License) and 7.1.3 (Manufacturing License) to any of its Affiliates or to any Third Party (which sublicensed rights may be further sublicensable through multiple tiers) without the prior consent of Alnylam, subject to the requirements of this Section 7.1.4. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

(b) Each sublicense granted by Genzyme pursuant to this Section 7.1.4 shall be subject and subordinate to the provisions of these Global License Terms and shall contain provisions consistent with those in these Global License Terms. Genzyme shall promptly provide Alnylam with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 7.1.4), and each such sublicense agreement shall contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 7 of the Master Agreement (Confidentiality and Publication) with respect to Alnylam’s Confidential Information, (ii) if such sublicense agreement contains a sublicense of Global Licensed Product Commercialization rights, such sublicense agreement shall also contain the following provisions: (x) a requirement that the Sublicensee submit applicable sales or other reports to Genzyme to the extent necessary or relevant to the reports required to be made or records required to be maintained under these Global License Terms; and (y) the audit requirement set forth in Section 9.2 of the Master Agreement (Audits); and (iii) a requirement that the Sublicensee comply with the applicable provisions under any Alnylam In-License.

(c) If Genzyme becomes aware of a material breach of the terms of any sublicense by any Genzyme Sublicensee, compliance with which is necessary for Genzyme’s compliance with the terms of these Global License Terms, Genzyme shall promptly notify Alnylam of the particulars of the same and use Commercially Reasonable Efforts to cause the Sublicensee to comply with all the terms of the sublicense necessary for Genzyme’s compliance with the terms of these Global License Terms. [***] Notwithstanding any sublicense, Genzyme shall remain primarily liable to Alnylam for the performance of all of Genzyme’s obligations under, and Genzyme’s compliance with all provisions of, these Global License Terms.

7.1.5 Back-Up Products. Subject to Sections 12.2 (Future Acquisition of a Party or its Business), 12.3.1 (Acquired Programs), and 12.3.2 (Acquired Programs), Alnylam hereby grants to Genzyme a series of exclusive options (each, a “Back-Up Option”), under each of which Genzyme shall have the right, but not the obligation, to take a license on the terms set forth in the these Global License Terms to any siRNA that targets the same Licensed Target as a Global Licensed Product (a “Back-Up Product”) and for which Alnylam has determined the siRNA composition for which GLP toxicology studies will be conducted during the Back-Up Option Period. Genzyme may exercise the Back-Up Option with respect to such Back-Up Product by delivering written notice to Alnylam at any time during the Back-Up Option Period (the “Back-Up Option Exercise Notice”). Upon delivery of the Back-Up Option Exercise Notice to Alnylam, the applicable Back-Up Product shall automatically be deemed to be a Global Licensed Product for all purposes under the Collaboration Agreement and the license from Alnylam to Genzyme for such Global Licensed Product shall automatically, with no further action by any Party, go into full force and effect and all obligations of Alnylam and Genzyme set forth in these Global License Terms, including the payment obligations set forth herein, shall become the binding obligations of the applicable Party in respect of such Global Licensed Product. Upon the expiration of the Back-Up Option Period, all Back-Up Options not previously exercised shall automatically terminate.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

7.2 License Grants to Alnylam.

7.2.1 License to Improvement Manufacturing Patent Rights. Subject to the provisions of these Global License Terms, Genzyme hereby grants Alnylam a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.2.3 (Sublicensing Terms)), worldwide, non-exclusive license under the Improvement Manufacturing Patent Rights, to Manufacture (a) Alnylam Developed siRNA Products targeting any human gene; and (b) Global Licensed Products for Development and Commercialization in the Licensed Territory by Genzyme.

7.2.2 License to Genzyme Disclosed Manufacturing Know-How. Subject to the provisions of these Global License Terms, Genzyme hereby grants Alnylam a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.2.3 (Sublicensing Terms)), worldwide, non-exclusive license under the Genzyme Disclosed Manufacturing Know-How to Manufacture Global Licensed Products for Development and Commercialization in the Licensed Territory by Genzyme.

7.2.3 Sublicensing Terms.

(a) Subject to Section 7.5 (Right of First Negotiation), Alnylam shall have the right to sublicense any of its rights under Sections 7.2.1 (License to Improvement Manufacturing Patent Rights) and 7.2.2 (License to Genzyme Disclosed Manufacturing Know-How) (which sublicensed rights may be further sublicensable through multiple tiers) to [***].

(b) Each sublicense granted by Alnylam pursuant to this Section 7.2.3 shall be subject and subordinate to the provisions of these Global License Terms and shall contain provisions consistent with those in these Global License Terms. Alnylam shall promptly provide Genzyme with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 7.2.3), and each such sublicense agreement shall contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 7 of the Master Agreement (Confidentiality and Publication) with respect to Genzyme’s Confidential Information and (ii) a requirement that the Sublicensee comply with the applicable provisions under any Genzyme In-License.

(c) If Alnylam becomes aware of a material breach of any sublicense by any Alnylam Sublicensee, compliance with which is necessary for Alnylam’s compliance with the provisions of these Global License Terms, Alnylam shall promptly notify Genzyme of the particulars of the same and use Commercially Reasonable Efforts to cause the Sublicensee to comply with all the terms of the sublicense necessary for Alnylam’s compliance with the provisions of these Global License Terms. [***]. Notwithstanding any sublicense, Alnylam shall remain primarily liable to Genzyme for the performance of all of Alnylam’s obligations under, and Alnylam’s compliance with all provisions of, these Global License Terms.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

7.3 Joint Collaboration IP. Subject to the rights and licenses granted to, and the obligations (including royalty obligations) of, each Party under these Global License Terms, either Party is entitled to practice Joint Collaboration IP for all purposes on a worldwide basis and license Joint Collaboration IP without consent of and without a duty of accounting to the other Party. Each Party will grant and hereby does grant all permissions, consents and waivers with respect to, and all licenses under, the Joint Collaboration IP, throughout the world, necessary to provide the other Party with such rights of use and exploitation of the Joint Collaboration IP, and will execute documents as necessary to accomplish the foregoing.

7.4 In-Licenses.

7.4.1 Compliance with In-Licenses. All licenses and other rights granted to Genzyme under this Section 7 are subject to the rights and obligations of Alnylam under the Alnylam In-Licenses. All licenses and other rights granted to Alnylam under this Section 7 are subject to the rights and obligations of Genzyme under the Genzyme In-Licenses. Each Party shall comply with all applicable terms and conditions of the In-Licenses, and shall perform and take such actions as may be required to allow the Party that is party to such In-License to comply with its obligations thereunder, including obligations relating to sublicensing, patent matters, confidentiality, reporting, audit rights, indemnification and diligence. Without limiting the foregoing, each Party shall prepare and deliver to the other Party any additional reports required under the applicable In-Licenses and requested by such other Party, in each case sufficiently in advance to enable the Party that is party to such In-License to comply with its obligations under the applicable In-Licenses. Each Party agrees, upon the other Party’s request, to provide the other Party with copies of any In-Licenses to which it is a party. Confidential Information of the providing Party or its counterparty may be redacted from such copies, except to the extent that such information is required in order to enable the other Party to comply with its obligations to the providing Party under these Global License Terms with respect to such In-License or in order to enable the providing Party to ascertain compliance with the provisions of these Global License Terms.

7.5 Right of First Negotiation. If, at any time during the Term, Genzyme desires to grant any Third Party rights to Develop and/or Commercialize one or more Global Licensed Product(s) in the Field in any portion of the Licensed Territory (excluding customary distribution arrangements entered into in the ordinary course of business by Genzyme), Genzyme shall notify Alnylam in writing of its intent. Alnylam shall have [***] days from receipt of such written notice to notify Genzyme in writing as to whether Alnylam desires to negotiate for such rights in such territory, and if Alnylam so notifies Genzyme that it does desire to negotiate for such rights in such territory, Alnylam shall have the exclusive right for [***] days from the date of such notification to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

Genzyme to negotiate with Genzyme and to make one or more written non-binding offers to Genzyme concerning the acquisition of such rights in such territory by Alnylam. Alnylam shall have the exclusive right for [***] days (or such longer period as may be mutually agreed by the Parties) after such [***] day period, to finalize and enter into a definitive agreement with Genzyme for such rights in such territory, provided that if either Alnylam does not provide such written notice within such [***] day period or Alnylam does provide such written non-binding offer within such subsequent [***] day period, or Alnylam provides such notice of interest and such written offer but for any reason Genzyme and Alnylam do not enter into a definitive agreement within the [***] day negotiation period, Genzyme shall be free to enter into an agreement with a Third Party(ies) relating to such rights in such territory, without further obligation to Alnylam. Genzyme shall not, during the exclusive [***] and [***] day negotiating periods described above, enter into discussions, exchange information, or otherwise negotiate with any Third Party with respect to an agreement with respect to the Development and/or Commercialization of the applicable Global Licensed Product(s) in the Field in the Licensed Territory. Notwithstanding the foregoing, during the period of [***] months after the termination of any such negotiation that does not result in a definitive agreement between Alnylam and Genzyme, Genzyme shall not enter into a transaction with respect to such rights in such territory with any Third Party on terms that are, in the aggregate, materially more favorable to the Third Party than the last terms offered in writing by Alnylam to Genzyme unless Genzyme first re-offers such transaction to Alnylam on such more favorable terms and Alnylam does not accept such offer and enter into such transaction with Genzyme within [***] days after such re-offer. For clarity, prior to the exclusive negotiating periods described above, Genzyme shall be free to engage in discussions and exchange information with Third Parties with respect to the applicable Global Licensed Product(s) rights, but shall not enter into any binding agreement with any Third Party with respect to such rights.

7.6 Bankruptcy. All rights and licenses granted under or pursuant to these Global License Terms by a Party to the other, including those set forth in Sections 3.3 (Right of Reference), 7.1 (License Grants to Genzyme), 7.2 (License Grants to Alnylam), and 11.3.2(b) (Effects of Termination of Global Licensed Product by Alnylam for Cause or by Genzyme for Convenience), are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties and their respective Sublicensees, as sublicensees of such rights under these Global License Terms, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code and any foreign counterpart thereto. The Parties further agree that upon commencement of a bankruptcy proceeding by or against a Party (the “Bankrupt Party”) under the Bankruptcy Code, the other Party (the “Non-Bankrupt Party”) will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party deems appropriate), all such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (a) upon any

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

such commencement of a bankruptcy proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under these Global License Terms, or (b) if not delivered under (a) above, upon the rejection of these Global License Terms by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party. Without limiting the foregoing, Alnylam hereby grants to Genzyme a right of access to and to obtain possession of (i) copies of research data, (ii) laboratory samples, (iii) samples of Global Licensed Product, (iv) formulas, (v) laboratory notes and notebooks, (vi) data and results related to clinical trials, (vii) regulatory filings and approvals, (viii) rights of reference in respect of regulatory filings and approvals, (ix) pre-clinical research data and results, (x) marketing, advertising and promotional materials, all of which (in clauses (i) through (x)) constitute “embodiments” of intellectual property pursuant to Section 365(n) of the Bankruptcy Code and (xi) all other embodiments of such intellectual property, and in respect of each of the foregoing clauses (i) through (xi), solely for the purpose of the exercise of Genzyme’s rights and licenses under these Global License Terms, whether any of the foregoing are in Alnylam’s possession or control or in the possession and control of Third Parties. The Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agrees not to interfere with the exercise by Non-Bankrupt Party or its Related Parties of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with these Global License Terms, and agrees to assist the Non-Bankrupt Party and its Related Parties in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for the Non-Bankrupt Party to exercise such rights and licenses in accordance with these Global License Terms. The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the Bankruptcy Code or other Laws.

7.7 No Other Rights. Except as otherwise expressly provided in these Global License Terms, under no circumstances shall a Party, as a result of these Global License Terms, obtain any ownership interest or other right in any Know-How, Patent Rights or other intellectual property rights of the other Party, including items owned, controlled or developed by the other Party, or provided by the other Party to the receiving Party at any time pursuant to these Global License Terms.

8.	CERTAIN FINANCIAL TERMS

8.1 Milestone Fees.

8.1.1 Development Milestones for Global Licensed Products. Genzyme shall provide Alnylam with written notice of the achievement by Genzyme or any of its Related Parties of any development milestone event set forth below in this Section 8.1.1 within [***] days after such event has occurred; provided, however, that Genzyme shall inform Alnylam of such event prior to any public disclosure of such event by Genzyme. Alnylam shall invoice Genzyme within [***] days of receipt of such written notice by

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

Alnylam, and Genzyme shall remit the associated development milestone payment within [***] days of the receipt of such invoice. Each development milestone payment by Genzyme to Alnylam hereunder shall be payable only once with respect to each Global Licensed Product, regardless of the number of times a development milestone event is achieved with respect to such Global Licensed Product.

8.1.1.1 Development Milestones for ALN-AS1. Genzyme shall pay Alnylam the following amounts upon achievement of the following development milestone events with respect to ALN-AS1:

Development Milestone Event	Development Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

8.1.1.2 Development Milestones for Global Licensed Products other than ALN-AS1. Genzyme shall pay Alnylam the following amounts upon the first achievement of the following development milestone events with respect to each Global Licensed Product other than ALN-AS1:

Development Milestone Event	Development Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

8.1.2 Sales Milestones for Global Licensed Products. Genzyme shall provide Alnylam with written notice of the achievement by Genzyme or any of its Related Parties of any sales milestone event set forth below in this Section 8.1.2 within [***] days after such event has occurred. Alnylam shall invoice Genzyme within [***] days of receipt of such written notice by Alnylam, and Genzyme shall remit the associated milestone payment within [***] days of the receipt of such invoice. Notwithstanding the foregoing, in the event that more than one of the sales milestone events is achieved simultaneously by a Global Licensed Product, Genzyme will make only one sales milestone payment at such time, which will be for the sales milestone event requiring the highest sales milestone payment; and further, payment for achievement of the lower sales milestone shall be due in the next Calendar Year. Each sales milestone payment by Genzyme to Alnylam hereunder shall be payable only once with respect to each Global Licensed Product, regardless of the number of times a sales milestone event is achieved with respect to such Global Licensed Product.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

8.1.2.1 Sales Milestones for ALN-AS1. Genzyme shall pay Alnylam the following amounts upon achievement of the following sales milestone events with respect to ALN-AS1:

Sales Milestone Event	Sales Milestone Payment
(i) First Calendar Year in which Net Sales for ALN-AS1 exceeds [***]	[	***]
(ii) First Calendar Year in which Net Sales for ALN-AS1 exceeds [***]	[	***]
(i) First Calendar Year in which Net Sales for ALN-AS1 exceeds [***]	[	***]
(ii) First Calendar Year in which Net Sales for ALN-AS1 exceeds[***]	[	***]

8.1.2.2 Sales Milestones for Global Licensed Products other than ALN-AS1. Genzyme shall pay Alnylam the following amounts upon achievement of the following sales milestone events with respect to each Global Licensed Product other than ALN-AS1:

Sales Milestone Event	Sales Milestone Payment
(i) First Calendar Year in which Net Sales for a Global Licensed Product (other than ALN-AS1) exceeds [***]	[	***]
(ii) First Calendar Year in which Net Sales for a Global Licensed Product (other than ALN-AS1) exceeds [***]	[	***]
(iii) First Calendar Year in which Net Sales for a Global Licensed Product (other than ALN-AS1) exceeds [***]	[	***]

8.2 Royalties.

8.2.1 Royalties Payable on Licensed Products. Subject to the provisions of these Global License Terms, Genzyme shall pay to Alnylam royalties on annual Net Sales of each Global Licensed Product by Genzyme and its Related Parties, as calculated on a Global Licensed Product-by-Global Licensed Product basis, in the Licensed Territory, as follows:

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GLOBAL LICENSE TERMS

Calendar Year Net Sales of a Global Licensed Product in the Licensed Territory	Royalty (as a percentage of Net Sales of such Global Licensed Product)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Royalties on annual Net Sales of each Global Licensed Product shall be paid at the rate applicable to [***]:

[***]

Royalties on annual Net Sales shall be paid at the rate applicable to the portion of such Net Sales within each of the Net Sales levels above during such Calendar Year.

8.2.2 Royalty Term. Subject to Section 8.2.6 (Royalty Floor), the period during which the royalties set forth in Section 8.2.1 (Royalties Payable on Licensed Products) shall be payable, on a Global Licensed Product-by-Global Licensed Product and country-by-country basis, shall commence with the First Commercial Sale of a Global Licensed Product in a country and continue until the latest of (a) the expiration of the last Valid Claim of [***] in the country of sale; (b) the expiration of Regulatory Exclusivity for such Global Licensed Product in such country; or (c) subject to the last sentence of this Section 8.2.2, the [***] anniversary of the First Commercial Sale of such Global Licensed Product in such country (each such period, a “Royalty Term”). [***].

8.2.3 Third Party Royalty Offsets. Genzyme shall be permitted to reduce any royalties payable under Section 8.2.1 (Royalties Payable on Licensed Products) for a Global Licensed Product by [***] percent ([***]) of any amounts for which Genzyme is responsible under Collaboration In-Licenses for such Global Licensed Product pursuant to Section 11.3 of the Master Agreement (In-Licenses) or under an Un-Blocking Genzyme In-License, but only to the extent that the relevant Third Party License Payment under such Collaboration In-License or Un-Blocking Genzyme In-License constitutes either royalties or a milestone payment based on sales of such Global Licensed Product; provided, however, that the royalties payable under Section 8.2.1 (Royalties Payable on Licensed Products) with respect to such Global Licensed Product shall not be reduced in any such event below [***]percent ([***]) of the amounts set forth in Section 8.2.1 (Royalties Payable on Licensed Products) and; provided, further, that if any of such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

amounts cannot be offset against royalties due with respect to such Global Licensed Product for any given royalty period due to the preceding proviso, such unused amount may be carried forward and offset against royalties due with respect to such Global Licensed Product in future royalty periods.

8.2.4 No Alnylam Patents or Regulatory Exclusivity. The royalties to be paid by Genzyme to Alnylam pursuant to Section 8.2.1 (Royalties Payable on Licensed Products) with respect to any Global Licensed Product shall be reduced to [***]percent ([***]) of the amounts otherwise payable pursuant to Section 8.2.1 (Royalties Payable on Licensed Products) with respect to Net Sales of such Global Licensed Product in a country of the Licensed Territory as to which both (a) the Manufacture, use, offer for sale, sale or importation of which is not Covered by any Valid Claim in any Alnylam Patent or in any Patent Right included in the Joint Collaboration IP in such country and (b) there is no applicable Regulatory Exclusivity in such country.

8.2.5 Royalty Adjustments for Generic Products. If, during a given Calendar Quarter when a Global Licensed Product is being Commercialized by or on behalf of Genzyme in a particular country in the Licensed Territory, there is Generic Competition in such country with respect to such Global Licensed Product, then, subject to Section 8.2.6 (Royalty Floor), the royalties payable pursuant to Section 8.2.1 (Royalties Payable on Licensed Products) on the Net Sales of such Global Licensed Product in such country shall thereafter be reduced to [***] percent ([***]) of the amounts otherwise payable pursuant to Section 8.2.1 (Royalties Payable on Licensed Products) with respect to such Global Licensed Product in such country for such Calendar Quarter for so long as such Generic Competition remains.

8.2.6 Royalty Floor. Anything in these Global License Terms to the contrary notwithstanding, in no event during the applicable Royalty Term for a Global Licensed Product in a country of the Licensed Territory shall the royalties payable to Alnylam hereunder for such Global Licensed Product in such country for any Calendar Quarter be reduced (a) by the application of the reductions or credits described in Sections 8.2.3 (Third Party Royalty Offsets) or 8.2.4 (No Alnylam Patents or Regulatory Exclusivity), whether taken together or separately, to less than [***]percent ([***]) of the royalties payable pursuant to Section 8.2.1 (Royalties Payable on Licensed Products) as to such Global Licensed Product in such country for such Calendar Quarter, or (b) by the application of the reductions or credits described in Sections 8.2.3 (Third Party Royalty Offset), 8.2.4 (No Alnylam Patents or Regulatory Exclusivity), 8.2.5 (Royalty Adjustments for Generic Products) and/or 10.4.2 (Rights to Enforce), whether taken together or separately, to less than the greater of (1) [***] percent ([***]) of the royalties payable pursuant to Section 8.2.1 (Royalties Payable on Licensed Products) as to such Global Licensed Product in such country for such Calendar Quarter, and (2) [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

8.2.7 Validation Information. At Genzyme’s request, Alnylam will provide Genzyme with such information as Genzyme may reasonably request to validate the amount of the royalty floor described in Section 8.2.6 (Royalty Floor).

9.	REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1 Representations and Warranties of Alnylam. Except as provided in the Disclosure Schedule to this Section 9.1 (which Disclosure Schedule with respect to any Global Licensed Product will be provided by Alnylam to Genzyme as part of the Option Data Package for such Global Licensed Product), with respect to each Global Licensed Product, Alnylam represents and warrants to Genzyme that as of the Implementation Date for such Global Licensed Product:

9.1.1 Alnylam is the sole and exclusive owner of, or otherwise Controls pursuant to an Alnylam In-License, the Alnylam Technology, and all of the Alnylam Technology licensed to Genzyme hereunder in the Licensed Territory that is solely and exclusively owned by Alnylam is free and clear of liens, charges or encumbrances other than licenses granted to Third Parties that are not inconsistent with the rights and licenses granted to Genzyme under these Global License Terms.

9.1.2 Alnylam has sufficient legal and/or beneficial title and ownership of, or sufficient license rights under, the Alnylam Technology to grant the licenses to such Alnylam Technology granted to Genzyme pursuant to these Global License Terms.

9.1.3(a) Schedule 1.2.8 and Schedule 1.2.15 collectively set forth a complete and accurate list of the Alnylam Patents owned, either solely or jointly, by Alnylam, and to Alnylam’s knowledge, Schedule 1.2.8 and Schedule 1.2.15 collectively set forth a complete and accurate list of the Alnylam Patents licensed, either exclusively or nonexclusively, to Alnylam, (b) to Alnylam’s knowledge, each issued Alnylam Patent remains in full force and effect and (c) Alnylam or its Affiliates have timely paid all filing and renewal fees payable with respect to such Alnylam Patents for which Alnylam controls prosecution and maintenance. Schedule 1.2.8 and Schedule 1.2.15 indicate whether each Alnylam Patent is owned exclusively by Alnylam, is owned jointly by Alnylam and one or more Third Parties, or is licensed to Alnylam. For each Alnylam Patent that is owned, but not owned exclusively, by Alnylam, or that is licensed to Alnylam, Schedule 1.2.8 and Schedule 1.2.15 identify the Third Party owner(s) and, if applicable, the Alnylam In-License pursuant to which Alnylam Controls such Alnylam Patent. For each Alnylam Product-Specific Patent that is licensed, but not exclusively licensed, to Alnylam, Schedule 1.2.15 indicates the non-exclusive nature of the license. For each Alnylam Core Technology Patent family (other than Patent Rights licensed from Isis Pharmaceuticals, Inc.) that is licensed, but not exclusively licensed, to Alnylam, Schedule 1.2.8 indicates the non-exclusive nature of the license. Alnylam is the sole and exclusive owner of all Patent Rights identified in Schedule 1.2.8 and Schedule 1.2.15 as being owned exclusively by Alnylam and Controls all other Patent Rights identified on such schedules.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

9.1.4 To Alnylam’s knowledge, the Alnylam Product-Specific Patents, are, or, upon issuance, will be, valid and enforceable patents and no Third Party has challenged or threatened to challenge the scope, validity or enforceability of any Alnylam Product-Specific Patent (including, by way of example, through opposition or the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority).

9.1.5 Alnylam has complied with all applicable Laws, including any duties of candor to applicable patent offices, in connection with the filing, prosecution and maintenance of the Alnylam Patent Rights.

9.1.6 Alnylam owns or Controls all Know-How that is or has been used by Alnylam in the Development and Manufacture of such Global Licensed Products, and has sufficient legal or beneficial title and ownership of, or sufficient license rights under such Know-How to transfer Know-How to Genzyme as provided in Section 6.4 of the Master Agreement (Transfer of Manufacturing Know-How).

9.1.7 Alnylam Controls all Know-How and Patent Rights licensed to Alnylam under the Existing Alnylam In-Licenses that is necessary or useful for Genzyme to Develop, Manufacture and/or Commercialize such Global Licensed Product in the Field in the Licensed Territory. Without limiting the generality of the foregoing, Alnylam has obtained all necessary consents and fulfilled all necessary conditions, if any, to sublicense to Genzyme under these Global License Terms such Know-How and Patent Rights licensed to Alnylam under Existing Alnylam In-Licenses.

9.1.8 To Alnylam’s knowledge, neither Alnylam nor its Affiliates are in breach or default under any existing Alnylam In-License, and neither Alnylam nor its Affiliates have received any written notice of breach or default with respect to any existing Alnylam In-License.

9.1.9 Alnylam has obtained from all inventors of Alnylam Technology owned by Alnylam valid and enforceable agreements assigning to Alnylam each such inventor’s entire right, title and interest in and to all such Alnylam Technology.

9.1.10 To Alnylam’s knowledge, the use, Development, Manufacture or Commercialization by Alnylam or Genzyme (or their respective Related Parties) of such Global Licensed Product as formulated and manufactured as of the Effective Date, or as intended to be formulated and manufactured as of the Effective Date (a) does not and will not infringe any issued patent of any Third Party and (b) will not infringe the claims of any published Third Party patent application when and if such claims were to issue in their current form.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

9.1.11 There is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to Alnylam’s knowledge, threatened against Alnylam or any of its Affiliates or (b) judgment or settlement against or owed by Alnylam or any of its Affiliates, in each case in connection with the Alnylam Technology or such Global Licensed Product.

9.1.12 For each Global Licensed Product, Schedule 9.1.12(a) sets forth a complete and accurate list of all agreements between Alnylam and a Third Party entered into prior to the Implementation Date for a Global Licensed Product pursuant to which Alnylam Controls Know-How or Patent Rights that are necessary or useful to Develop, Manufacture or Commercialize such Global Licensed Product in the Field other than Additional In-Licenses. [***].

9.2 Representations and Warranties of Genzyme. Except as disclosed in Genzyme’s Exercise Notice, Genzyme represents and warrants to Alnylam as of the Implementation Date for such Global Licensed Product that it is not a party to any agreement with a Third Party under which it Controls Know-How or Patent Rights that are sublicensed to Alnylam under these Global License Terms with respect to such Global Licensed Products.

9.3 Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THESE GLOBAL LICENSE TERMS, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY, GLOBAL LICENSED PRODUCT, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THESE GLOBAL LICENSE TERMS AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY GLOBAL LICENSED PRODUCT PURSUANT TO THESE GLOBAL LICENSE TERMS WILL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO ANY GLOBAL LICENSED PRODUCT WILL BE ACHIEVED.

9.4 Certain Covenants.

9.4.1 [***].

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

9.4.2 Compliance. Each Party and its Related Parties shall conduct the GLP Collaboration and the Development, Manufacture and Commercialization of the Global Licensed Products in accordance with all Laws, including current governmental regulations concerning Good Laboratory Practices (as defined in the Master Agreement), good clinical practices and good manufacturing practices. In addition, if either Party is or becomes subject to a legal obligation to a Regulatory Authority or other Governmental Authority (such as a corporate integrity agreement or settlement agreement with a Governmental Authority), then the other Party shall perform such activities as may be reasonably requested by the obligated Party to enable the obligated Party to comply with its legal obligation to such Regulatory Authority with respect to the Global Licensed Products.

9.4.3 Conflicting Transactions. During the Term, Alnylam shall not (a) transfer or assign any of its rights, title or interests in the Alnylam Technology other than as part of a transaction pursuant to which these Global License Terms is also assigned and assumed in accordance with Section 13.1 of the Master Agreement (Assignment), or (b) enter into any agreement granting a license or other right under the Alnylam Technology that is inconsistent with the terms of these Global License Terms.

9.4.4 Governmental Authority. If any of the Alnylam Technology is subject to any funding arrangement with any Governmental Authority, at Genzyme’s reasonable request, Alnylam will reasonably cooperate in seeking a waiver or other modification to such funding arrangement with respect to such Alnylam Technology.

10.	INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

10.1 Inventorship. Inventorship for inventions and discoveries first made during the course of the performance of activities pursuant to these Global License Terms shall be determined in accordance with United States patent Laws for determining inventorship.

10.2 Ownership. Alnylam shall own the entire right, title and interest in and to all inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered solely by employees or consultants of Alnylam or acquired solely by Alnylam in the course of conducting the Collaboration. Genzyme shall own the entire right, title and interest in and to all inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered solely by employees or consultants of Genzyme or acquired solely by Genzyme in the course of conducting the Collaboration. The Parties shall jointly own any inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered jointly in the course of conducting the Collaboration.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

10.3 Prosecution and Maintenance of Patent Rights.

10.3.1 IP Committee. The Parties agree that the IP Committee created pursuant to Section 5.3 of the Master Agreement (IP Committee) shall be responsible for overseeing and effecting the information sharing and consulting provisions under this Section 10.3.

10.3.2 Genzyme Technology.

(a) Subject to Section 10.3.1(b) below, Genzyme has the sole responsibility, at Genzyme’s discretion and at Genzyme’s sole cost and expense, to file, prosecute and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Genzyme Technology (other than Joint Collaboration IP and Alnylam Product-Specific Patents assigned by Alnylam to Genzyme pursuant to Section 10.3.6.1 (Assignment of Alnylam Product-Specific Patents)), in Genzyme’s name.

(b) In the event that Genzyme elects not to seek or continue to seek or maintain patent protection on any Genzyme Collaboration IP in the Licensed Territory, Genzyme shall notify Alnylam at least [***] days before any such Patent Rights would become abandoned, no longer available or otherwise forfeited, and subject to the terms and conditions of any applicable Genzyme In-License, Alnylam shall have the right (but not the obligation), at its expense, to seek, prosecute and maintain in any country patent protection on such Genzyme Collaboration IP in the name of Genzyme. Genzyme shall use Commercially Reasonable Efforts to make available to Alnylam its authorized attorneys, agents or representatives, and such of its employees as are reasonably necessary to assist Alnylam in obtaining and maintaining the patent protection described under this Section 10.3.1(b). Genzyme shall sign or use Commercially Reasonable Efforts to have signed, all legal documents necessary to file and prosecute such patent applications or to obtain or maintain such patents.

10.3.3 Alnylam Technology and Alnylam Product-Specific Patents.

(a) Subject to Sections 10.3.3(b) and 10.3.3(c), Alnylam has the sole responsibility, at Alnylam’s discretion and at Alnylam’s sole cost and expense, to file, conduct prosecution and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Alnylam Technology (other than Alnylam Product-Specific Patents assigned to Genzyme and Joint Collaboration IP), in Alnylam’s name.

(b) Notwithstanding the foregoing Section 10.3.3(a), subject to the terms and conditions of any applicable Alnylam In-License, as between the Parties Genzyme shall have the first right, at its expense, to file, conduct prosecution and maintain (including the defense of any interference or opposition proceedings) all Alnylam Product-Specific Patents (regardless of whether such Alnylam Product-Specific Patents are Controlled by Alnylam or Genzyme). Genzyme shall consult with Alnylam, including through the IP

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

Committee, on the preparation, filing, prosecution and maintenance of all Alnylam Product-Specific Patents but shall retain final decision making authority on such preparation, filing, prosecution and maintenance. Genzyme shall furnish Alnylam via electronic mail or other such method as mutually agreed by the Parties with copies of proposed filings and documents received from outside counsel in the course of such filing, prosecution or maintenance of and/or copies of documents filed with the relevant patent offices with respect to Alnylam Product-Specific Patents and such other documents directly related to the prosecution and maintenance of Alnylam Product-Specific Patents reasonably necessary for Alnylam to exercise its rights under this Section 10.3.3(b), and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Alnylam. Genzyme shall consider in good faith timely input from Alnylam thereon, but Genzyme will make all decisions relating to the prosecution and maintenance of Alnylam Product-Specific Patents. Alnylam shall make available to Genzyme its authorized attorneys, agents or representatives, and such of its employees as are reasonably necessary to assist Genzyme in obtaining and maintaining the patent protection described under this Section 10.3.3(b). Alnylam shall sign, or have signed, all legal documents necessary to file and prosecute such patent applications or to obtain or maintain such patents.

(c) In the event that Genzyme elects not to seek or continue to seek or maintain patent protection on any Alnylam Product-Specific Patent in any country in the Licensed Territory, Genzyme shall notify Alnylam at least [***] days before such Alnylam Product-Specific Patent would become abandoned, no longer available or otherwise forfeit (including any decision by Genzyme not to continue to file and prosecute at least one patent application claiming priority to an Alnylam Product-Specific Patent issuing in any particular country). Alnylam shall have the right (but not the obligation), at its expense, to seek, prosecute and maintain in any country patent protection on any such Alnylam Product-Specific Patent (including the defense of any interference or opposition proceedings). If Alnylam exercises such right, the applicable Alnylam Product-Specific Patent (and all Patent Rights thereafter filed by or on behalf of Alnylam claiming priority thereto) shall no longer be treated as a “Alnylam Product-Specific Patent” hereunder, and if Controlled by Genzyme, Genzyme shall assign and transfer such Alnylam Product-Specific Patent to Alnylam. Genzyme shall make available to Alnylam its authorized attorneys, agents or representatives, such of its employees as are reasonably necessary to assist Alnylam in obtaining and maintaining the patent protection described under this Section 10.3.3(c). Genzyme shall sign, or have signed, all legal documents as are reasonably necessary to assist Alnylam in obtaining and maintaining the patent protection described under this Section 10.3.3(c).

10.3.4 Joint Collaboration IP.

(a) [***] shall have the first right to, at [***] discretion, file, prosecute and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Joint Collaboration IP, in the names of both Alnylam and Genzyme.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

[***] shall consult with [***] on the filing, prosecution and maintenance of all such Patent Rights. Each Party shall sign, or use Commercially Reasonable Efforts to have signed, all legal documents as are reasonably necessary to file and prosecute patent applications or to obtain or maintain patents in respect of such Joint Collaboration IP, at its own cost.

(b) [***] shall furnish to [***] via electronic mail or other such method as mutually agreed by the Parties copies of documents received from outside counsel in the course of such filing, prosecution or maintenance of Joint Collaboration IP and/or copies of documents relevant to such preparation, filing, prosecution, and maintenance in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment [***] and shall consider in good faith timely comments from [***] thereon. [***] shall furnish to [***] via electronic mail or other such method as mutually agreed by the Parties copies of such documents as filed in the relevant patent offices.

(c) In the event that [***] elects not to file or continue to prosecute or maintain patent protection on any Joint Collaboration IP, Alnylam shall have the right (but not the obligation) to file, prosecute and maintain Patent Rights comprising Joint Collaboration IP in the names of both Alnylam and Genzyme at [***] sole cost and expense. If [***] exercises such right, [***] shall make available to [***] its authorized attorneys, agents or representatives, and such of its employees as are reasonably necessary to assist [***] in obtaining and maintaining the patent protection described under this Section 10.3.4(c). [***] shall sign, or use Commercially Reasonable Efforts to have signed, all legal documents as are reasonably necessary to file and prosecute such patent applications or to obtain or maintain such patents.

(d) [***] shall bear all out-of-pocket patent filing, prosecution and maintenance expenses incurred with respect to Patent Rights comprising Joint Collaboration IP.

10.3.5 Patent Miscellaneous. Each Party hereby agrees: (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake patent prosecution; (b) to provide the other Party with copies of all material correspondence pertaining to prosecution with the patent offices; (c) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights licensed under these Global License Terms; and (d) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

10.3.6 Alnylam Product-Specific Patents.

10.3.6.1 Assignment of Alnylam Product-Specific Patents. On the Implementation Date with respect to a Global Licensed Product, Alnylam will assign and transfer to Genzyme, all rights, title, and interests in and to the Alnylam Product-Specific Patents with respect to such Global Licensed Product that are owned by Alnylam on the Implementation Date, and all claims and causes of action arising from or relating to such Alnylam Product-Specific Patents, including all rights to recovery for damages from infringement arising prior to, on or after the Implementation Date. On the Implementation Date for a Global Licensed Product, Alnylam will execute and deliver a confirmatory assignment relating to all Alnylam Product-Specific Patents with respect to such Global Licensed Product assigned to Genzyme under this Section 10.3.6.1 in a mutually agreed form.

10.3.6.2 Disclosure of Future Alnylam Product-Specific Patents. Upon becoming aware of any potentially patentable invention Controlled by Alnylam that would, if patented, be included within the definition of Alnylam Product-Specific Patents with respect to any Global Licensed Product, Alnylam will promptly disclose such invention to Genzyme in writing in reasonable detail via the IP Committee.

10.3.6.3 Covenants in Support of Assignment. Alnylam will provide all further cooperation which Genzyme reasonably determines is necessary to accomplish the complete transfer of the Alnylam Product-Specific Patents with respect to a Global Licensed Product, and all associated rights, to Genzyme on or after the Implementation Date for such Global Licensed Product, including executing and delivering further assignments, consents, releases and other commercially reasonable documentation, and providing good faith testimony by affidavit, declaration, deposition, in-person or other proper means and otherwise assisting Genzyme in support of any effort by Genzyme to establish, perfect, defend or enforce its rights in such Alnylam Product-Specific Patents through filing and prosecution of such Alnylam Product-Specific Patents, interferences, oppositions, other regulatory proceedings, litigation or other means. Alnylam will obtain the cooperation of the individual inventors of any inventions disclosed in such Alnylam Product-Specific Patents assigned to Genzyme pursuant to this Section 10.3.6, including (a) obtaining signatures of such inventors on any patent applications or other documentation reasonably necessary to obtain patent protection for such inventions and (b) procuring (at Genzyme’s expense) such inventors’ good faith testimony by affidavit, declaration, deposition in-person or other proper means in support of Genzyme’s efforts in establishing, perfecting, defending or enforcing patent rights to such inventions. To the extent Alnylam cannot transfer and assign the Alnylam Product-Specific Patents with respect to a Global Licensed Product, or any portion thereof, on the Implementation Date for such Global Licensed Product, then Alnylam will transfer and assign such Alnylam Product-Specific Patents to Genzyme at its first opportunity to do so

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

and, pending such transfer and assignment, such Alnylam Product-Specific Patents will be deemed to be Alnylam Patents for all purposes under these Global License Terms. To the extent further transfer or assignment of such Alnylam Product-Specific Patents is required or permitted, and Alnylam has not executed and returned to Genzyme the form of assignment reasonably requested by Genzyme within [***] business days of the delivery of such assignment to Alnylam at the address for notices set forth in Section 13.11 of the Master Agreement (Notices), then Alnylam hereby irrevocably appoints Genzyme as its attorney-in-fact with the right, authority and ability to execute and enter into such assignment on behalf of Alnylam. Alnylam stipulates and agrees that such appointment is a right coupled with an interest and will survive the unavailability of Alnylam at any future time.

10.3.6.4 Grant-Back License. Subject to the provisions of these Global License Terms, Genzyme hereby grants Alnylam a non-exclusive, non-transferable license (with no right to sublicense) under the Alnylam Product-Specific Patents to the extent necessary to perform Alnylam’s obligations under these Global License Terms and any GLP Supply Agreement.

10.4 Third Party Infringement.

10.4.1 Notices. Each Party shall promptly report in writing to the other Party any (a) known or suspected infringement of any Alnylam Technology, Genzyme Technology, Genzyme Manufacturing IP or Joint Collaboration IP or (b) unauthorized use or misappropriation of any Confidential Information or Know-How of a Party by a Third Party of which it becomes aware, in each case to the extent such infringing, unauthorized or misappropriating activities involve, as to a Global Licensed Product, a competing product in the Field (a “Competitive Infringement”), and shall provide the other Party with all available evidence of such infringement, unauthorized use or misappropriation.

10.4.2 Rights to Enforce.

(a) Genzyme Technology. Subject to the provisions of any In-License, Genzyme shall have the sole and exclusive right to initiate an infringement or other appropriate suit (an “Infringement Action”) anywhere in the world against any Third Party as to any infringement, or suspected infringement of, any Patent Rights, or as to any use or suspected use without proper authorization of any Know-How, comprising Genzyme Patent Rights, Genzyme Know-How, Genzyme Collaboration IP or Genzyme Manufacturing IP.

(b) Alnylam Technology. Subject to the provisions of any In-License, Genzyme shall have the first right to initiate an Infringement Action anywhere in the world against any Third Party with respect to any Competitive Infringement in the Licensed Territory of any Alnylam Product-Specific Patent or Joint Collaboration IP, or, with Alnylam’s prior written consent, Alnylam Core Technology Patent or Alnylam

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

Know-How. Alnylam will consider in good faith any request from Genzyme to initiate an Infringement Action against any Third Party with respect to a Competitive Infringement in the Licensed Territory of any Alnylam Core Technology Patent; provided, however, that Alnylam shall not be required to initiate any such Infringement Action or permit Genzyme to initiate any such Infringement Action.

(c)	Step-In Right.

(i)	If, within [***] days (or such shorter period of time as required by applicable Law to avoid loss of material enforcement rights) after Genzyme’s receipt of a notice of a Competitive Infringement with respect to any Alnylam Product-Specific Patent or Joint Collaboration IP, Genzyme does not initiate any Infringement Action permitted hereunder against such Competitive Infringement in the Licensed Territory, Alnylam may elect, in its sole discretion, to bring and control an Infringement Action in connection therewith at its sole cost and expense by providing written notice of such election to Genzyme.

(ii)	If (A) there are no Alnylam Product-Specific Patents or Patent Rights included in Joint Collaboration IP that can be asserted against a Competitive Infringement in the Licensed Territory, for any reason other than the unwillingness of Genzyme to consent to such assertion of any Patent Rights included in the Joint Collaboration IP; (B) there are Alnylam Core Technology Patent(s) that can reasonably be asserted, but Alnylam refuses to either permit Genzyme to assert or itself assert at least one of such Alnylam Core Technology Patent(s) that can reasonably be asserted against a Competitive Infringement in the Licensed Territory; and (C) Genzyme and Alnylam are unable to stop the Competitive Infringement through enforcement of any other Patent Rights or Know-How Controlled by either Party, then the royalties to be paid by Genzyme to Alnylam pursuant to Section 8.2 (Royalties), with respect to the applicable Global Licensed Product in the countries in the Licensed Territory where such Competitive Infringement exists, shall be reduced by [***] during the period when the conditions in the foregoing clauses (A), (B) and (C) exist and such Competitive Infringement continues, subject to the limitations set forth in Section 8.2 (Royalties).

10.4.3 Procedures; Expenses and Recoveries. The Party having the right to initiate any Infringement Action under Section 10.4.2 (Rights to Enforce) above shall have the sole and exclusive right to select counsel for any such Infringement Action and shall pay all expenses of such Infringement Action, including attorneys’ fees and court costs and reimbursement of the other Party’s reasonable Global Out-of-Pocket Costs in rendering assistance requested by the initiating Party. If required under applicable Law in order for the initiating Party to initiate and/or maintain such Infringement Action, or if

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GLOBAL LICENSE TERMS

either Party is unable to initiate or prosecute such Infringement Action solely in its own name or it is otherwise advisable to obtain an effective legal remedy, in each case, the other Party shall join as a party to such Infringement Action and will execute, and cause its Affiliates to execute, all documents necessary for the initiating Party to initiate litigation to prosecute and maintain such Infringement Action. In addition, at the initiating Party’s request, the other Party shall provide reasonable assistance to the initiating Party in connection with an Infringement Action at no charge to the initiating Party except for reimbursement by the initiating Party of reasonable Global Out-of-Pocket Costs incurred in rendering such assistance. The non-initiating Party shall have the right to participate and be represented in any such Infringement Action by its own counsel at its own expense. If the Parties obtain from a Third Party, in connection with such Infringement Action, any damages, license fees, royalties or other compensation (including any amount received in settlement of such litigation), after payment of any amounts required under any In-Licenses, the remaining amounts shall be allocated in all cases as follows:

(i)	first, to reimburse each Party for all expenses of such Infringement Action incurred by the Parties, including attorneys’ fees and disbursements, court costs and other litigation expenses;

(ii)	second [***] of the balance to be paid to the Party initiating such Infringement Action; and

(iii)	third, the remainder to the other Party.

Notwithstanding the foregoing, in the event that Alnylam elects to itself assert an Alnylam Core Technology Patent against a Competitive Infringement in the Licensed Territory, the Parties shall each be entitled to [***] of the balance of any recovery therefrom after reimbursement of expenses as described in clause (i) above.

10.5 Patent Term Extensions.

10.5.1 Retained Alnylam Product-Specific Patent Rights. Subject to the provisions of any Alnylam In-License, Alnylam shall use Commercially Reasonable Efforts to obtain all available supplementary protection certificates (“SPCs”) and other extensions of Alnylam Product-Specific Patents in the Licensed Territory that are not assigned to Genzyme pursuant to Section 10.3.5. If more than one Alnylam Product-Specific Patent is eligible for extension or patent term restoration in the Licensed Territory, Genzyme will determine, in its sole discretion, a strategy that will be designed to maximize patent protection and commercial value for the Global Licensed Product, and the Parties, subject to the provisions of any In-License, will seek patent term extensions, restorations and SPCs for Alnylam Product-Specific Patents in the Licensed Territory in accordance with that strategy. Where required under national law, and subject to the other requirements of this Section 10.5, Alnylam will make the filings for such extensions, restorations and SPCs for Alnylam Product-Specific Patents in the Licensed Territory as directed by Genzyme.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GLOBAL LICENSE TERMS

10.5.2 Further Assurances for SPCs. Each Party will execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain any such extensions, restorations and SPCs for Alnylam Product-Specific Patents in the Licensed Territory, in accordance with this Section 10.5.

10.6 Common Interest. All information exchanged between the Parties’ representatives regarding the preparation, filing, prosecution, maintenance, or enforcement of the Patent Rights under this Section 10 will be deemed Confidential Information. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution, maintenance and enforcement of the Patent Rights under this Section 10, the interests of the Parties as collaborators and licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in these Global License Terms constitutes a waiver of, any legal privilege concerning the Patent Rights under this Section 10, including privilege under the common interest doctrine and similar or related doctrines.

10.7 Trademarks.

(a) Genzyme has the sole and exclusive right to select and develop one or more Product Trademark(s) for use by Genzyme and its Related Parties throughout the Licensed Territory. Such Product Trademark(s) may not include trademarks owned or Controlled by Alnylam (“Alnylam Trademarks”) and no right or license to any Alnylam Trademarks are conveyed hereunder to Genzyme. Any Product Trademark(s) that are used by Genzyme to promote and sell Licensed Products in the Licensed Territory are hereinafter referred to as the “Genzyme Trademarks.” Genzyme (or its Related Parties, as appropriate) shall own all rights to Genzyme Trademarks and all goodwill associated therewith, throughout the Licensed Territory. Genzyme shall also own rights to any Internet domain names incorporating the applicable Genzyme Trademarks or any variation or part of such Genzyme Trademarks used as its URL address or any part of such address.

(b) In the event that Alnylam becomes aware of any infringement of any Product Trademark by a Third Party, Alnylam shall promptly notify Genzyme and the Parties shall consult with each other and jointly determine the best way to prevent such infringement, including by the institution of legal proceedings against such Third Party.

10.8 Cooperative Research and Technology (CREATE) Act Acknowledgment. It is the intention of the Parties that these Global License Terms are a “joint research agreement” as that phrase is defined in Section 35 U.S.C. 103(c).

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GLOBAL LICENSE TERMS

11.	TERM AND TERMINATION

11.1 Term. These Global License Terms shall be effective as of the Implementation Date and, unless terminated earlier pursuant to Section 11.2 (Termination Rights), these Global License Terms shall continue in effect on a Global Licensed Product-by-Global Licensed Product and country-by-country basis until expiration of the last Royalty Term to expire under these Global License Terms (“Term”). Upon expiration of the Royalty Term for a Global Licensed Product, all licenses of the Parties under Section 7 (Licenses) with respect to such Global Licensed Product then in effect shall become fully paid-up, perpetual, exclusive licenses.

11.2 Termination Rights. These Global License Terms may be terminated by the Parties only as set forth in this Section 11.2.

11.2.1 Termination of Global Licensed Product for Convenience. Subject to the remainder of this Article 11, Genzyme shall have the right to terminate these Global License Terms with respect to any particular Global Licensed Product at any time after the Implementation Date on six (6) months prior written notice to Alnylam.

11.2.2 Termination of Global Licensed Product for Cause. These Global License Terms may be terminated with respect to any Global Licensed Product at any time during the Term upon written notice by either Party if (a) the other Party is in material breach of its obligations hereunder with respect to such Global Licensed Product, (b) such material breach relates to such Global Licensed Product and (c) the other Party has not cured such breach within thirty (30) days in the case of a payment breach, or within ninety (90) days in the case of all other breaches, after notice requesting cure of the breach; provided, however, that if any breach other than a payment breach is not reasonably curable within ninety (90) days and if a Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional ninety (90) days, in order to permit such Party a reasonable period of time to cure such breach; provided, further, that in the event that the breach relates to a dispute between the Parties regarding Genzyme’s obligations to use Commercially Reasonable Efforts in Developing or Commercializing such Global Licensed Product and Genzyme disputes whether it has breached such obligation or whether such breach gives Alnylam the right to terminate these Global License Terms with respect to such Global Licensed Product and initiates a legal action against Alnylam to resolve such dispute within the foregoing sixty (60) day cure period, then these Global License Terms shall not terminate during the pendency of such legal action, provided that if (i) Genzyme is found, in an unappealable decision by a court of competent jurisdiction or an appealable decision of a court of competent jurisdiction that has not been appealed in the time allowed for an appeal in such legal action, to have materially breached these Global License Terms with respect to such Global Licensed Product, or (ii) Genzyme admits in such legal action or settlement thereof that it has materially breached these Global License Terms with respect to such Global Licensed Product, then these Global License Terms shall terminate immediately with respect to such Global Licensed Product following the Parties’ receipt of such decision or immediately following such admission, as applicable.

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GLOBAL LICENSE TERMS

11.3 Effect of Termination.

11.3.1 Effects of Termination of Global Licensed Product by Genzyme for Cause. Without limiting any other legal or equitable remedies that either Party may have, if these Global License Terms are terminated by Genzyme with respect to any Global Licensed Product pursuant to Section 11.2.2 (Termination of Global Licensed Product for Cause), then the provisions of this Section 11.3.1 shall apply:

(a) These Global License Terms shall terminate with respect to the rights and licenses granted to Genzyme for such terminated Global Licensed Product but shall continue to survive in all respects with respect to all Global Licensed Products other than the terminated Global Licensed Product.

(b) All License grants in these Global License Terms from either Party to the other with respect to the terminated Global Licensed Product shall immediately terminate.

(c) The Back-Up Option shall terminate with respect to all Back-Up Products for the terminated Global Licensed Product; provided, however, that such Back-Up Products shall, as of such date, be considered Option Products for the purposes of the Master Agreement, and the Options granted under the Master Agreement to siRNA that targets the same gene as the terminated Global Licensed Product shall again apply in accordance with the terms and conditions set forth in the Master Agreement;

(d) Genzyme shall as promptly as practicable transfer to Alnylam or Alnylam’s designee (i) possession and ownership of all Regulatory Approvals and pricing and reimbursement approvals relating to the Development, Manufacture or Commercialization of the terminated Global Licensed Product, and (ii) copies of all non-clinical and clinical data and material regulatory correspondence relating to the terminated Global Licensed Product, provided that Alnylam shall reimburse Genzyme for any reasonable out-of-pocket expenses incurred by Genzyme in connection with such transfer;

(e) Genzyme will assign and transfer to Alnylam, all rights, title and interests in and to any Alnylam Product Specific Patents that relate solely to the terminated Global Licensed Product that were assigned to Genzyme pursuant to Section 10.3.5 (Alnylam Product-Specific Patents), provided that Alnylam shall reimburse Genzyme for any reasonable out-of-pocket expenses incurred by Genzyme in connection with such assignment and transfer. In such event, Genzyme will execute and deliver a patent assignment relating to such Alnylam Product-Specific Patents in the form reasonably requested by Alnylam; and

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GLOBAL LICENSE TERMS

(f) each Party shall promptly pay any amounts owed to the other Party as of the effective date of such termination.

11.3.2 Effects of Termination of Global Licensed Product by Alnylam for Cause or by Genzyme for Convenience. Without limiting any other legal or equitable remedies that either Party may have, if these Global License Terms are terminated with respect to any Global Licensed Product by Genzyme pursuant to Section 11.2.1 (Termination of Global Licensed Product for Convenience) or by Alnylam pursuant to Section 11.2.2 (Termination of Global Licensed Product for Cause), then the provisions of this Section 11.3.2 shall apply:

(a) These Global License Terms shall terminate with respect to the rights and licenses granted to Genzyme for such terminated Global Licensed Product but shall continue to survive in all respects with respect to all Global Licensed Products other than the terminated Global Licensed Product.

(b) The license grants to Alnylam in Section 7.2 (License Grants to Alnylam) shall survive such termination with respect to the Reverted Global Licensed Product.

(c) Genzyme will grant to Alnylam, effective upon the effective date of termination and subject to the terms of any applicable Genzyme In-License, a non-transferable, sublicensable (on terms consistent with Section 7.1.4 (Sublicensing Terms)), worldwide, non-exclusive, royalty-free license under any Genzyme Collaboration IP and Genzyme Patent Rights that Cover any Global Licensed Product that is being Developed or Commercialized by Genzyme pursuant to these Global License Terms on the effective date of termination, in the form that such Global Licensed Product exists on the effective date of termination (a “Reverted Global Licensed Product”), solely to the extent necessary to Develop and Commercialize the Reverted Global Licensed Product in the Field in the Licensed Territory. Notwithstanding the foregoing, if (i) any Patent Rights that Cover any Reverted Global Licensed Product are Controlled by Genzyme pursuant to a Genzyme In-License and (ii) such Genzyme In-License cannot be assigned to Alnylam or does not relate exclusively to the Reverted Global Licensed Product, Genzyme shall promptly disclose any payment obligations under such Genzyme In-License to Alnylam and such Genzyme Patent Rights shall be subject to the license granted in this Section 11.3.2(b) only if Alnylam agrees in writing to (A) reimburse Genzyme for one hundred percent (100%) of any amounts that become payable under such Genzyme In-License as a result of Alnylam’s exercise of the license granted in this Section 11.3.2(b), (B) comply with all applicable terms and conditions of such Genzyme In-License and (C) perform and take such actions as may be required to allow Genzyme to comply with its obligations under such Genzyme In-License.

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GLOBAL LICENSE TERMS

(d) The Back-Up Option shall terminate with respect to all Back-Up Products for the terminated Global Licensed Product and such Back-Up Product shall be treated as an Option Product for which Genzyme has not exercised an Option for purposes of Section 3.5 of the Master Agreement;

(e) Genzyme will assign and transfer to Alnylam, all rights, title and interests in and to any Alnylam Product Specific Patents that relate solely to the terminated Global Licensed Product that were assigned to Genzyme pursuant to Section 10.3.5 (Alnylam Product-Specific Patents). In such event, Genzyme will execute and deliver a patent assignment relating to such Alnylam Product-Specific Patents in the form reasonably requested by Alnylam;

(f) Genzyme shall as promptly as practicable transfer to Alnylam or Alnylam’s designee (i) possession and ownership of all governmental or regulatory filings and approvals (including all Regulatory Approvals and pricing and reimbursement approvals) and material correspondence and conversation logs relating to the Development, Manufacture or Commercialization of the Reverted Global Licensed Product and all Genzyme Trademarks, (ii) copies of all data, reports, records and materials, and other sales and marketing related information in Genzyme’s possession or Control to the extent that such data, reports, records, materials or other information relate to the Development, Manufacture or Commercialization of the Reverted Global Licensed Product, including all non-clinical and clinical data relating to the Reverted Global Licensed Product, and customer lists and customer contact information and all adverse event data related to the Reverted Global Licensed Product in Genzyme’s possession or Control, provided that for a period of [***] months after the effective date of termination with respect to such Reverted Global Licensed Product, Genzyme shall use Commercially Reasonable Efforts to obtain for Alnylam the right to access all such data, reports, records, materials, and other sales and marketing related information), and (iii) all records and materials in Genzyme’s possession or Control containing Confidential Information of Alnylam exclusively related to the Reverted Global Licensed Product. In addition, Genzyme shall appoint Alnylam as Genzyme’s and/or Genzyme’s Related Parties’ agent for all Reverted Global Licensed Product-related matters involving Regulatory Authorities in the Licensed Territory until all Regulatory Approvals and other regulatory filings have been transferred to Alnylam or its designee.

(g) If the effective date of termination is after First Commercial Sale of the Reverted Global Licensed Product, then Genzyme shall appoint Alnylam as its exclusive distributor of the Reverted Global Licensed Product in the Licensed Territory and grant Alnylam the right to appoint sub-distributors, until such time as all Regulatory Approvals in the Licensed Territory have been transferred to Alnylam or its designee.

(h) If Genzyme or its Related Parties are Manufacturing finished product with respect to the Reverted Global Licensed Product on the effective date of termination, at Alnylam’s option, Genzyme or its Related Parties shall supply such finished product to

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GLOBAL LICENSE TERMS

Alnylam in the Licensed Territory on terms no less favorable than those on which Genzyme supplied such finished product prior to such termination to its most favored distributor in the Licensed Territory, until the earlier of (i) such time as all Regulatory Approvals in the Licensed Territory related to the Reverted Global Licensed Product have been transferred to Alnylam or its designee, Alnylam has obtained all necessary manufacturing approvals and Alnylam has procured or developed its own source of such finished product supply or (ii) [***] months following the effective date of termination.

(i) If Alnylam so requests, and to the extent permitted under Genzyme’s obligations to Third Parties on the effective date of termination, Genzyme shall transfer to Alnylam any Third Party agreements relating solely and exclusively to the Development, Manufacture or Commercialization of the Reverted Global Licensed Product to which Genzyme is a party (including any Genzyme In-License), subject to any required consents of such Third Party, which Genzyme shall use Commercially Reasonable Efforts to obtain promptly.

(j) Genzyme shall promptly transfer and assign to Alnylam all of Genzyme’s and its Affiliates’ rights, title and interests in and to the Genzyme Trademark(s) exclusively used in connection with the Reverted Global Licensed Product (but not any Genzyme house marks or any trademark containing the word “Genzyme”) owned by Genzyme and used for the Reverted Global Licensed Product in the Field in the Licensed Territory.

(k) Genzyme shall transfer to Alnylam any inventory of the Reverted Global Licensed Product Controlled by Genzyme or its Affiliates as of the termination date at the actual price paid by Genzyme for such supply.

(l) Genzyme shall provide any other assistance reasonably requested by Alnylam for the purpose of allowing Alnylam or its designee to proceed expeditiously with the Development, Manufacture and Commercialization of the Reverted Global Licensed Product in the Licensed Territory; provided that Genzyme’s obligations under this clause shall expire [***] months after the effective date of termination of such Reverted Global Licensed Product.

(m) Genzyme shall execute all documents and take all such further actions as may be reasonably requested by Alnylam in order to give effect to the foregoing clauses.

11.4 Effect of Expiration or Termination; Survival. Any expiration or termination of these Global License Terms (a) shall not relieve the Parties of any obligation accruing prior to such expiration or termination and (b) shall be without prejudice to the rights of either Party against the other Party accrued or accruing under these Global License Terms prior to such expiration or termination, including the obligation to pay royalties for any Global Licensed Product sold prior to such expiration or termination. If these Global License Terms expire or are terminated with respect to any Global Licensed Product, the following provisions shall survive with respect to such

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GLOBAL LICENSE TERMS

Global Licensed Product: (a) Sections 1 (Definitions), 9.3 (Warranty Disclaimer), 10.1 (Inventorship), 10.2 (Ownership), 11.3 (Effect of Termination), and 11.4 (Effect of Expiration or Termination; Survival), 12 (Performance of Affiliates) of these Global License Terms, and (b) Sections 1 (Definitions), 7 (Confidentiality and Publication), 9 (Royalty Reports; Payments; Audits), 10 (Indemnification; Limitation of Liability; Insurance), 12 (Term and Termination) and 13 (Miscellaneous) of the Master Agreement. Section 8.2.6 (Royalty Floor) shall survive any termination or expiration of these Global License Terms with respect to royalties accruing prior to such termination or expiration. Section 9 of the Master Agreement (Royalty Reports; Payments; Audit) shall survive for so long as any royalties are due under these Global License Terms plus three (3) years. Except as otherwise set forth in this Section 11, upon termination or expiration of these Global License Terms in their entirety (i.e., with respect to all Global Licensed Products), all rights and obligations of the Parties under these Global License Terms shall cease, but, for clarity, such expiration or termination of these Global License Terms shall not result in the termination or expiration of the Master Agreement or any License Terms. Upon termination or expiration of these Global License Terms with respect to any particular Global Licensed Product, all rights and obligations of the Parties under these Global License Terms with respect to such Global Licensed Product shall cease, but such termination or expiration shall not affect the Parties’ rights and obligations under these Global License Terms with respect to any other Global Licensed Product.

12.	PERFORMANCE BY AFFILIATES

12.1 Use of Affiliates. Each Party acknowledges and accepts that the other Party may exercise its rights and perform its obligations under these Global License Terms either directly or through one or more of its Affiliates. A Party’s Affiliates will have the benefit of all rights (including all licenses) of such Party under these Global License Terms. Accordingly, in these Global License Terms “Genzyme” will be interpreted to mean “Genzyme and/or its Affiliates” and “Alnylam” will be interpreted to mean “Alnylam and/or its Affiliates” where necessary to give each Party’s Affiliates the benefit of the rights provided to such Party in these Global License Terms; provided, however, that in any event each Party will remain responsible for the acts and omissions, including financial liabilities, of its Affiliates.

12.2 Future Acquisition of a Party or its Business. [***]

12.3 Acquired Programs.

12.3.1 [***]

12.3.2 [***].

12.3.3 For clarity, upon the closing of the acquisition of the stock and/or assets of Sirna Therapeutics, Inc. by Alnylam from Merck Sharpe & Dohme Corp., all relevant acquired intellectual property rights acquired in such transaction that may be Controlled by Alnylam (without any further action by Alnylam or Sirna Therapeutics, Inc.) shall become Controlled by Alnylam for the purposes of these Global License Terms.

[Remainder of page intentionally left blank]

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GLOBAL LICENSE TERMS

SCHEDULE 1.2.8

ALNYLAM CORE TECHNOLOGY PATENTS

SCHEDULE 1.2.8-1:

[To be added from the applicable Option Data Package]

SCHEDULE 1.2.8-2:

[To be added from the applicable Option Data Package]

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GLOBAL LICENSE TERMS

SCHEDULE 1.2.15

ALNYLAM PRODUCT-SPECIFIC PATENTS

SCHEDULE 1.2.15-1:

[To be added from the applicable Option Data Package]

SCHEDULE 1.2.15-2:

[To be added from the applicable Option Data Package]

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GLOBAL LICENSE TERMS

SCHEDULE 1.2.96

LICENSED TARGET

SCHEDULE 1.2.96-1:

[To be added from the applicable Option Data Package]

SCHEDULE 1.2.96-2:

[To be added from the applicable Option Data Package]

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GLOBAL LICENSE TERMS

SCHEDULE 9.1

DISCLOSURE SCHEDULE

SCHEDULE 9.1-1:

[To be added from the applicable Option Data Package]

SCHEDULE 9.1-2:

[To be added from the applicable Option Data Package]

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GLOBAL LICENSE TERMS

SCHEDULE 9.1.12

(A) EXISTING ALNYLAM IN-LICENSES

[To be added from the applicable Option Data Package]

(B) ADDITIONAL ALNYLAM IN-LICENSES

[To be added from the applicable Option Data Package]

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GLOBAL LICENSE TERMS

SCHEDULE 9.4.1(e)

EXCEPTIONS TO EXCLUSIVITY

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

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EXECUTION VERSION

APPENDIX C

CO-CO PRODUCT LICENSE AND COLLABORATION TERMS

AN APPENDIX TO THE MASTER COLLABORATION AGREEMENT

dated as of January 11, 2014

by and between

ALNYLAM PHARMACEUTICALS, INC.

and

GENZYME CORPORATION

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CO-CO LICENSE TERMS

TABLE OF CONTENTS

1. RELATIONSHIP WITH MASTER AGREEMENT; DEFINITIONS	1

2. DEVELOPMENT COLLABORATION	20

2.1. Overview	20

2.2. Development Plans	20

2.3. Joint Responsibilities for Development Activities and Costs	26

2.4. Diligence	29

2.5. Records; Reports; Information Sharing	29

2.6. Third Parties	31

3. REGULATORY MATTERS	31

3.1. Regulatory Filings and Interactions in the Genzyme Territory	31

3.2. Regulatory Filings and Interactions in the Co-Co Territory	33

3.3. EMA Regulatory Strategy	35

3.4. Costs of Regulatory Affairs	35

3.5. Right of Reference	35

4. COMMERCIALIZATION OF THE LICENSED PRODUCTS	36

4.1. Responsibility, Cost and Diligence	36

4.2. Co-Co Territory Commercialization	36

4.3. Genzyme Territory Commercialization Plan	39

4.4. Advertising and Promotional Materials	39

4.5. Commercialization Reporting Obligations	41

4.6. Recalls, Market Withdrawals or Corrective Actions	42

4.7. Export Monitoring	42

5. COLLABORATION MANAGEMENT	42

5.1. Product Joint Steering Committee	42

5.2. Appointment of Subcommittees, Project Teams and CLP Alliance Managers	43

5.3. PJSC Meetings	44

5.4. PJSC Minutes	44

5.5. PJSC Development Responsibilities	44

5.6. PJSC Commercialization Responsibilities	45

5.7. PJSC Decision-Making	46

5.8. Term of PJSC	47

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-i-

CO-CO LICENSE TERMS

6. MANUFACTURE AND SUPPLY OF CO-CO LICENSED PRODUCTS	48

6.1. Supply Agreements	48

7. LICENSES	48

7.1. License Grants to Genzyme	48

7.2. License Grants to Alnylam	51

7.3. Joint Collaboration IP	52

7.4. In-Licenses	52

7.5. Bankruptcy	53

7.6. No Other Rights	53

8. FINANCIAL TERMS FOR GENZYME TERRITORY	54

8.1. Milestone Fees	54

8.2. Royalties	55

9. FINANCIAL TERMS FOR CO-CO TERRITORY	56

10. REPRESENTATIONS, WARRANTIES AND COVENANTS	56

10.1. Representations and Warranties of Alnylam	56

10.2. Representations and Warranties of Genzyme	58

10.3. Warranty Disclaimer	58

10.4. Certain Covenants	59

11. INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS	60

11.1. Inventorship	60

11.2. Ownership	60

11.3. Prosecution and Maintenance of Patent Rights	60

11.4. Third Party Infringement	63

11.5. Patent Term Extensions	66

11.6. Common Interest	67

11.7. Trademarks	67

11.8. Cooperative Research and Technology (CREATE) Act Acknowledgment	68

12. TERM AND TERMINATION	68

12.1. Term	68

12.2. Termination Rights	68

12.3. Effect of Termination	71

12.4. Fundamental Breach of Alnylam’s Development Obligations	76

12.5. Effect of Expiration or Termination; Survival	76

13. PERFORMANCE BY AFFILIATES	77

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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CO-CO LICENSE TERMS

SCHEDULES

Schedule 1.2.14-1	Alnylam Core Technology Patents for ALN-TTRsc

Schedule 1.2.19-1	Alnylam Product-Specific Patents for ALN-TTRsc

Schedule 2.2.1-1	Global Development Strategy for ALN-TTRsc

Schedule 2.2.2-1	Global Development Plan for ALN-TTRsc

Schedule 2.2.3-1	Genzyme Territory Development Plan for ALN-TTRsc

Schedule 2.7	TTRsc/02 Arbitration Criteria

Schedule 4.2-1	Co-Co Territory Commercialization Plan for ALN-TTRsc

Schedule 10.1-1	Disclosure Schedule

Schedule 10.1.12	Existing Alnylam In-Licenses / Additional Alnylam In-Licenses

Schedule 10.4.1.4	Exceptions to Exclusivity

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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CO-CO LICENSE TERMS

CO-CO PRODUCT LICENSE AND COLLABORATION TERMS

THESE CO-CO PRODUCT LICENSE AND COLLABORATION TERMS are Appendix C to the Master Agreement, dated as of the Execution Date, by and between Alnylam Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (“Alnylam”) and, Genzyme Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (“Genzyme”).

RECITALS:

WHEREAS, Alnylam and Genzyme are parties to that certain Master Collaboration Agreement (dated as of the Execution Date) (the “Master Agreement”) pursuant to which Genzyme has an option to receive licenses and other rights with respect to Co-Co Licensed Products from Alnylam in the Genzyme Territory;

WHEREAS, the Parties have agreed that ALN-TTRsc is a Co-Co Licensed Product;

WHEREAS, Genzyme may exercise its Co-Co/Global Option pursuant to the Master Agreement for the siRNA known as ALN-AT3 (or a successor siRNA Controlled by Alnylam that targets Antithrombin) and such siRNA will then become a Co-Co Licensed Product;

WHEREAS, the Parties desire for Alnylam to continue to develop such Co-Co Licensed Products for the Co-Co Territory and the Genzyme Territory; and

WHEREAS, Alnylam and Genzyme now wish to set forth the terms and conditions under which Genzyme will have the right to Develop and Commercialize such Co-Co Licensed Products in the Genzyme Territory and co-Commercialize with Alnylam such Co-Co Licensed Products in the Co-Co Territory.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1. RELATIONSHIP WITH MASTER AGREEMENT; DEFINITIONS

1.1. Relationship with Master Agreement. These Co-Co License Terms become effective on a Co-Co Licensed Product-by-Co-Co Licensed Product basis on the Implementation Date in accordance with the Master Agreement. The Master Agreement generally governs the Parties’ relationship with respect to Co-Co Licensed Products during the period of time before Genzyme exercises its Co-Co/Global Option under the Master Agreement (i.e., before such product became a Co-Co Licensed Product). The Master Agreement also contains terms that are generally applicable to Co-Co Licensed Products, Global Licensed Products (as defined in the Master Agreement) and Regional Licensed Products (as defined in the Master Agreement). Accordingly, the following Sections of the Master Agreement are incorporated herein by reference: Section 2.2 (Effectiveness of Licenses to Collaboration Products); Section 5 (Collaboration Management); Section 6 (Manufacture and Supply of the Collaboration Products); Section 7 (Confidentiality and Publication); Section 9 (Royalty Reports; Payments; Audit); Section 10 (Indemnification; Limitation of Liability; Insurance); Section 12.2.4 (Challenges of Patent Rights); and Section 13 (Miscellaneous).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

1.2. Definitions. Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.2.1. “Acquired Business” has the meaning set forth in Section 13.3 (Acquired Programs).

1.2.2. “Acquirer” has the meaning set forth in Section 13.2 (Future Acquisition of a Party or its Business).

1.2.3. “Additional Development Activities” has the meaning set forth in Section 2.2.2.5(a) (Additional Development Proposals).

1.2.4. “Additional Development Opt-In Date” has the meaning set forth in Section 2.2.2.5(d)(i) (Opt-In for Additional Development Activities).

1.2.5. “Additional Development Opt-In Notice” has the meaning set forth in Section 2.2.2.5(d)(i) (Opt-In for Additional Development Activities).

1.2.6. “Additional Development Proposal” has the meaning set forth in Section 2.2.2.5(a) (Additional Development Proposals).

1.2.7. “AF11 Lipid Nanoparticle Formulation” has the meaning set forth in the Master Agreement.

1.2.8. “Affiliate” means, with respect to a Person, any other Person which controls, is controlled by, or is under common control with the applicable Person. For purposes of this definition, “control” shall mean: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors, or otherwise having the power to control or direct the affairs of such Person; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest or the power to direct the management and policies of such non-corporate entities.

1.2.9. “AJSC” has the meaning set forth in the Master Agreement.

1.2.10. “ALN-AT3” has the meaning set forth in the Master Agreement.

1.2.11. “ALN-TTR02” has the meaning set forth in the Master Agreement.

1.2.12. “ALN-TTRsc” has the meaning set forth in the Master Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

1.2.13. “ALN-TTRsc Global R&D Cost Opt-In Date” has the meaning set forth in Section 2.3.1.2(a) (Global R&D Costs).

1.2.14. “Alnylam Core Technology Patents” means Patent Rights Controlled by Alnylam during the Term that are [***]. The Alnylam Core Technology Patents existing as of the Effective Date for ALN-TTRsc are those Patent Rights identified on Schedule 1.2.14-1. The Alnylam Core Technology Patents existing as of the Implementation Date for ALN-AT3 will be identified as the “Alnylam Core Technology Patents” in the Option Data Package for ALN-AT3 provided by Alnylam to Genzyme under the Master Agreement and then attached hereto as Schedule 1.2.14-2.

1.2.15. “Alnylam Developed siRNA Product” means an siRNA with respect to which (a) Alnylam Controls Patent Rights Covering such siRNA, provided that once a product first satisfies the criterion set forth in this clause (a) such criterion shall be deemed satisfied at all times thereafter as to such product, and (b) Alnylam or an Affiliate of Alnylam plays(ed) a material role in the Development.

1.2.16. “Alnylam In-License” means any Existing Alnylam In-License or any Collaboration In-License to which Alnylam is a party.

1.2.17. “Alnylam Know-How” means Know-How Controlled by Alnylam during the Term that is reasonably necessary or useful for Genzyme to Develop, Manufacture and/or Commercialize Co-Co Licensed Products in the Field in the Genzyme Territory, other than Alnylam’s interest in Know-How included in Joint Collaboration IP.

1.2.18. “Alnylam Patents” means Alnylam Core Technology Patents and Alnylam Product-Specific Patents.

1.2.19. “Alnylam Product-Specific Patents” means Patent Rights Controlled by Alnylam during the Term [***]. The Alnylam Product-Specific Patents existing as of the Effective Date for ALN-TTRsc are those Patent Rights identified on Schedule 1.2.19-1. The Alnylam Product-Specific Patents existing as of the Implementation Date for ALN-AT3 will be identified as the “Alnylam Product-Specific Patents” in the Option Data Package for ALN-AT3 provided by Alnylam to Genzyme under the Master Agreement and then attached hereto as Schedule 1.2.19-2. [***]

1.2.20. “Alnylam Technology” means, collectively, Alnylam Know-How, Alnylam Patents and Alnylam’s interest in Joint Collaboration IP.

1.2.21. “Alnylam Trademark” has the meaning set forth in Section 11.7(b) (Trademarks).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

1.2.22. “ANDA” means an Abbreviated New Drug Application (or any successor application or procedure) as defined in regulations promulgated by the FDA under the FDCA, which ANDA is filed with or intended to be filed with the FDA (and, as applicable, any other analogous application filed with a Regulatory Authority in any country other than the U.S. in the Genzyme Territory) for Regulatory Approval for marketing and selling a Co-Co Licensed Product in the Genzyme Territory.

1.2.23. “Antithrombin” has the meaning set forth in the Master Agreement.

1.2.24. “Appendix” means this Appendix B (Co-Co License and Collaboration Terms).

1.2.25. “ATTR” means the human disease TTR-mediated amyloidosis.

1.2.26. “Back-Up Option” has the meaning set forth in Section 7.1.5 (Back-Up Products).

1.2.27. “Back-Up Option Exercise Notice” has the meaning set forth in Section 7.1.5 (Back-Up Products).

1.2.28. “Back-Up Option Period” means (i) with respect to a Back-Up Product for ALN-TTRsc, the period beginning with the Implementation Date for ALN-TTRsc and ending on [***] and (ii) with respect to a Back-Up Product for ALN-AT3, the period beginning with the Implementation Date for ALN-AT3 and ending on [***].

1.2.29.

1.2.30. “Back-Up Product” has the meaning set forth for in Section 7.1.5 (Back-Up Products).

1.2.31. “Bankrupt Party” has the meaning set forth in Section 7.5 (Bankruptcy).

1.2.32. “Budget Adjustment Triggers” has the meaning set forth in Section 2.2.2.3 (Managing and Amending Global Development Plans and Global Development Budgets).

1.2.33. “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each Calendar Year, provided that (a) the first Calendar Quarter of the Term shall begin on the Effective Date and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of the Term shall end on the last day of the Term and (b) the first Calendar Quarter of a Royalty Term for a Co-Co Licensed Product in a country shall begin on the First Commercial Sale of a Co-Co Licensed Product in such country and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of a Royalty Term shall end on the last day of such Royalty Term.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

1.2.34. “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31, provided that (a) the first Calendar Year of the Term shall begin on the Effective Date and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of the Term and (b) the first Calendar Year of a Royalty Term for a Co-Co Licensed Product in a country shall begin on the First Commercial Sale of a Co-Co Licensed Product in such country and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of such Royalty Term.

1.2.35. “Carbohydrate Conjugate” has the meaning set forth in the Master Agreement.

1.2.36. “Clinical Study” has the meaning set forth in the Master Agreement.

1.2.37. “CLP Alliance Manager” has the meaning set forth in Section 5.2 (Appointment of Subcommittees, Project Teams and CLP Alliance Managers).

1.2.38. “Co-Co Clinical Supply Agreements” means, collectively, the ALN-TTRsc Clinical Supply Agreement and the ALN-AT3 Clinical Supply Agreement entered into between Alnylam and Genzyme as described in Section 6.2 of the Master Agreement (Collaboration Product Supply Agreements) pursuant to which Alnylam will provide clinical supplies of the specified Co-Co Licensed Product to Genzyme.

1.2.39. “Co-Co Collaboration” means the collaboration of the Parties in the Development, Manufacture and Commercialization of a Co-Co Licensed Product under these Co-Co License Terms.

1.2.40. “Co-Co Commercial Supply Agreements” means, collectively, the ALN-TTRsc Commercial Supply Agreement and the ALN-AT3 Commercial Supply Agreement entered into between Alnylam and Genzyme as described in Section 6.2 of the Master Agreement (Collaboration Product Supply Agreements) pursuant to which Alnylam will provide commercial supplies of the specified Co-Co Licensed Product to Genzyme.

1.2.41. “Co-Co/Global Option” has the meaning set forth in the Master Agreement.

1.2.42. “Co-Co License Terms” means this Appendix and the terms of the Master Agreement to the extent applicable to Co-Co Licensed Products.

1.2.43. “Co-Co Licensed Product” means (i) ALN-TTRsc as of the Effective Date, (ii) if Genzyme exercises the Co-Co/Global Options for ALN-AT3 pursuant to the Master Agreement, then ALN-AT3 as of the applicable Option Exercise Date, and (iii) if Genzyme exercises a Back-Up Option for any Back-Up Product pursuant to Section 7.1.5 (Back-Up Products), then such Back-Up Product as of the date of delivery of the Back-Up Option Exercise Notice, in each case (i) through (iii) above, for as long as the Co-Co License Terms apply to ALN-TTRsc, ALN-AT3, or such Back-Up Product. For the sake of clarity (but not for purposes of interpretation of the Collaboration Agreement), each Co-Co Licensed Product that becomes subject to the Co-Co License Terms will be exclusively licensed to Genzyme in the Genzyme Territory in much the same way that each Regional Licensed Product will be exclusively

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

licensed to Genzyme in the Genzyme Territory under the Regional License Terms, but also will be licensed to Genzyme in the Alnylam Territory to the extent necessary to enable Genzyme to co-Commercialize such Co-Co Licensed Product in the Alnylam Territory as contemplated by these Co-Co License Terms.

1.2.44. “Co-Co Out-of-Pocket Costs” means, with respect to certain activities hereunder, direct expenses paid or payable by either Party or its Affiliates to Third Parties and specifically identifiable and incurred to conduct such activities for a Co-Co Licensed Product, including payments to contract personnel; provided, however, that amounts paid to contract sales and marketing personnel will not be considered Co-Co Out-of-Pocket Costs.

1.2.45. “Co-Co Supply Agreements” means, collectively, the Co-Co Clinical Supply Agreements and the Co-Co Commercial Supply Agreements.

1.2.46. “Co-Co Territory” means the United States, Canada, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden, the United Kingdom, Norway, Switzerland, Liechtenstein, Andorra, Iceland and Greenland.

1.2.47. “Co-Co Territory Commercialization Budget” has the meaning set forth in Section 4.2.3 (Co-Co Territory Commercialization Budget).

1.2.48. “Co-Co Territory Commercialization Plan” has the meaning set forth in Section 4.2.1 (Co-Co Territory Commercialization Plan).

1.2.49. “Co-Co Territory Development Milestone Payments” means any Third Party License Payment that is payable as a result of the achievement of a Development milestone in the Co-Co Territory.

1.2.50. “Co-Co Territory MMC” means [***].

1.2.51. “Collaboration In-License” has the meaning set forth in the Master Agreement.

1.2.52. “Commercialization” or “Commercialize” has the meaning set forth in the Master Agreement.

1.2.53. “Commercially Reasonable Efforts” means [***].

1.2.54. “Competing Program” has the meaning set forth in Section 13.3 (Acquired Programs).

1.2.55. “Competitive Infringement” has the meaning set forth in Section 11.4.1 (Notices).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

1.2.56. “Confidential Information” has the meaning set forth in the Master Agreement.

1.2.57. “Control,” “Controls” or “Controlled by” has the meaning set forth in the Master Agreement.

1.2.58. “Cost of Goods” has the meaning set forth in the Master Agreement.

1.2.59. “Cover,” “Covering” or “Covers” has the meaning set forth in the Master Agreement.

1.2.60. “CPI” shall mean the Consumer Price Index – Urban Wage Earners and Clerical Workers, U.S. City Average, All Items, 1982-84 = 100, published by the United States Department of Labor, Bureau of Labor Statistics (or its successor equivalent index) in the United States.

1.2.61. “CRO” means a contract research organization.

1.2.62. “Development,” “Developing” or “Develop” has the meaning set forth in the Master Agreement.

1.2.63. “Development Plan” means, with respect to each Co-Co Licensed Product, (a) with respect to Genzyme, the Genzyme Territory Development Plan for such Co-Co Licensed Product and (b) with respect to both Parties, the Global Development Plan for such Co-Co Licensed Product.

1.2.64. “Disputing Party” has the meaning set forth in Section 2.3.1.2 (Global R&D Costs).

1.2.65. “Effective Date” means the date that the Master Agreement becomes effective in accordance with its terms.

1.2.66. “EMA” means the European Medicines Agency and any successor Governmental Authority having substantially the same function.

1.2.67. “End of Phase II Package” has the meaning set forth in Section 2.2.2.4(c)(ii).

1.2.68. “EU” means the European Union, as its membership may be altered from time to time, and any successor thereto.

1.2.69. “Excess Global R&D Costs” has the meaning set forth in Section 2.3.1.2 (Global R&D Costs).

1.2.70. “Exclusivity Period” means, on a Co-Co Licensed Product-by-Co-Co Licensed Product and country-by-country basis within the Genzyme Territory [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

1.2.71. “Execution Date” has the meaning set forth in the Master Agreement.

1.2.72. “Existing Alnylam In-License” has the meaning set forth in the Master Agreement.

1.2.73. “Existing Genzyme In-License” has the meaning set forth in the Master Agreement.

1.2.74. “FAP” has the meaning set forth in Section 2.7 (ALN-TTRsc/ALN-TTR02).

1.2.75. “FDA” means the United States Food and Drug Administration and any successor Governmental Authority having substantially the same function.

1.2.76. “FDCA” means the United States Federal Food, Drug, and Cosmetic Act of 1938, as amended from time to time, and the regulations and guidelines promulgated thereunder.

1.2.77. “Field” means the treatment, diagnosis and/or prevention of all human diseases.

1.2.78. “First Commercial Sale” means, with respect to a country, the first sale for end use or consumption of a Co-Co Licensed Product in such country, except for compassionate use or patient access programs, after all Regulatory Approvals legally required for such sale have been granted by the Regulatory Authority of such country.

1.2.79. “First Regulatory Approval by the EMA” means, with respect to a Co-Co Licensed Product, the earlier of (i) if Regulatory Approval in the EU is sought through the EMA centralized procedure, receipt of Regulatory Approval for such Co-Co Licensed Product from the EMA or (ii) if Regulatory Approval in the EU is sought through a national authorization procedure, receipt of Regulatory Approval for such Co-Co Licensed Product in the first (1st) MMC in the EU.

1.2.80. “First Regulatory Approval in Japan” means, with respect to a Co-Co Licensed Product, receipt of Regulatory Approval for such Co-Co Licensed Product in Japan.

1.2.81. “Force Majeure” means embargoes, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods or other acts of God.

1.2.82. “Fundamental Breach” [***].

1.2.83. “GAAP” has the meaning set forth in the Master Agreement.

1.2.84. “GalNAc Conjugate” has the meaning set forth in the Master Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

1.2.85. “Generic Competition” means, with respect to a Co-Co Licensed Product in any country in the Genzyme Territory in a given Calendar Quarter, that, during such Calendar Quarter, (a) one or more Generic Products with respect to such Co-Co Licensed Product are commercially available in such country, and (b) Net Sales of such Co-Co Licensed Product in such country in such Calendar Quarter equal less than [***] of the average Net Sales of such Co-Co Licensed Product over the [***] consecutive Calendar Quarters immediately prior to the Calendar Quarter in which one or more Generic Products first became commercially available in such country.

1.2.86. “Generic Product” means, on a Co-Co Licensed Product-by-Co-Co Licensed Product and country-by-country basis, a pharmaceutical product that (a) is sold by a Person that is not a Related Party of Genzyme under a marketing authorization granted by a Regulatory Authority in such country to a Third Party; (b) [***]; and (c) is approved by the Regulatory Authority in such country pursuant to an approval process that relies in part on pivotal safety and/or efficacy data in such Regulatory Authority’s previous grant of marketing authorization for such Co-Co Licensed Product.

1.2.87. “Genzyme Collaboration IP” means (a) any Know-How, first identified, discovered or developed solely by employees of Genzyme or its Affiliates or other persons not employed by Alnylam acting on behalf of Genzyme, in the conduct of the Collaboration and (b) any Patent Rights that claim or Cover such Know-How and are Controlled by Genzyme at any time during the Term. Genzyme Collaboration IP excludes Genzyme’s interest in Joint Collaboration IP, in each case (a) and (b), other than Genzyme Manufacturing IP.

1.2.88. “Genzyme Disclosed Manufacturing Know-How” means Know-How (a) Controlled by Genzyme at any time during the Term that is useful in the Manufacture of a Co-Co Licensed Product and (b) that Genzyme, in its sole discretion, discloses in writing to Alnylam in the course of the Collaboration.

1.2.89. “Genzyme In-License” means any Existing Genzyme In-License, Un-Blocking Genzyme In-License, or any Collaboration In-License to which Genzyme is a party.

1.2.90. “Genzyme Know-How” means Know-How Controlled by Genzyme during the Term that is reasonably necessary or useful for Alnylam to Develop, Commercialize and/or Manufacture Co-Co Licensed Products in the Field in the Co-Co Territory (other than Genzyme’s rights in Joint Collaboration IP, Genzyme Collaboration IP and Genzyme Manufacturing IP).

1.2.91. “Genzyme Manufacturing IP” means (a) any Know-How related to the Manufacture of Co-Co Licensed Products (or oligonucleotides generally) Controlled by Genzyme at any time during the Term, and (b) any Patent Rights that claim or cover such Know-How and are Controlled by Genzyme at any time during the Term, excluding Improvement Manufacturing Patent Rights and Genzyme Disclosed Manufacturing Know-How.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

1.2.92. “Genzyme Patent Jurisdictions” has the meaning set forth in the Master Agreement.

1.2.93. “Genzyme Patent Rights” means those Patent Rights Controlled by Genzyme during the Term that are reasonably necessary or useful to Develop, Commercialize and/or Manufacture Co-Co Licensed Products in the Field in the Co-Co Territory. Genzyme Patent Rights excludes Patent Rights included in Genzyme Collaboration IP, Genzyme’s interest in Joint Collaboration IP and Genzyme Manufacturing IP.

1.2.94. “Genzyme Technology” means, collectively, Genzyme Know-How, Genzyme Patent Rights, Genzyme Collaboration IP and Genzyme’s interest in Joint Collaboration IP, but excluding Genzyme Manufacturing IP.

1.2.95. “Genzyme Territory” means all countries and territories of the world other than the Co-Co Territory.

1.2.96. “Genzyme Territory Commercialization Plan” has the meaning set forth in Section 4.3 (Genzyme Territory Commercialization Plan).

1.2.97. “Genzyme Territory Development Plan” has the meaning set forth in Section 2.2.3 (Genzyme Territory Development Plan).

1.2.98. “Genzyme Territory MMC” [***].

1.2.99. “Genzyme Trademark” has the meaning set forth in Section 11.7(b) (Trademarks).

1.2.100. “Global Branding Strategy” has the meaning set forth in Section 4.4.1 (Global Branding).

1.2.101. “Global Clinical Study” has the meaning set forth in Section 5.5.5 (PJSC Development Responsibilities).

1.2.102. “Global Development Activity(ies)” has the meaning set forth in Section 2.2.2.1 (Global Development Plans).

1.2.103. “Global Development Budget” has the meaning set forth in Section 2.2.2.2 (Global Development Budgets).

1.2.104. “Global Development Plan” has the meaning set forth in Section 2.2.2.1 (Global Development Plans).

1.2.105. “Global Development Strategy” has the meaning set forth in Section 2.2.1 (Global Development Strategy).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

1.2.106. “Global Option Period” has the meaning set forth in the Master Agreement.

1.2.107. “Global R&D Cost Opt-In Date” has the meaning set forth in Section 2.3.1.2 (Global R&D Costs).

1.2.108. “Global R&D Costs” means, with respect to a Co-Co Licensed Product, R&D Costs incurred in connection with any Global Development Activity for such Co-Co Licensed Product.

1.2.109. “Global R&D Costs Report” has the meaning set forth in Section 2.3.1.2 (Global R&D Costs).

1.2.110. “Global Regulatory Costs” has the meaning set forth in Section 2.2.2.2 (Global Development Budgets).

1.2.111. “Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body.

1.2.112. “Gross Margin” means, with respect to a Co-Co Licensed Product in the Co-Co Territory, [***].

1.2.113. “Human POP Study” has the meaning set forth in the Master Agreement.

1.2.114. “IFRS” has the meaning set forth in the Master Agreement.

1.2.115. “Implementation Date” means (i) with respect to ALN-TTRsc, the Effective Date, (ii) with respect to ALN-AT3, the Option Exercise Date for ALN-AT3, and (iii) with respect to each Back-Up Product with respect to which Genzyme exercised the Back-Up Option, the date on which Genzyme sent to Alnylam the Back-Up Option Exercise Notice for such Back-Up Product under Section 7.1.5 (Back-Up Products).

1.2.116. “Improvement Manufacturing Patent Right” means a Patent Right owned exclusively by Genzyme or its Affiliates that claims an invention related to the Manufacture of a Co-Co Licensed Product that was made (a) by Genzyme or its Affiliates after the Effective Date in connection with Manufacturing Co-Co Licensed Products and (b) using Alnylam Know-How that, at the time such Alnylam Know-How was disclosed to Genzyme or its Affiliates, constituted Alnylam’s Confidential Information under Section 7 of the Master Agreement (Confidentiality and Publication).

1.2.117. “IND” has the meaning set forth in the Master Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

1.2.118. “In-License” has the meaning set forth in the Master Agreement.

1.2.119. “Infringement Action” has the meaning set forth in Section 11.4.2(a) (Genzyme Technology).

1.2.120. “Joint Collaboration IP” means, collectively, (a) any Know-How first identified, discovered or developed jointly by employee(s), agent(s) or consultant(s) acting on behalf of Alnylam or its Affiliates, on the one hand, and employee(s), agent(s) or consultant(s) acting on behalf of Genzyme or its Affiliates, on the other hand, in the conduct of the Collaboration that is Controlled by Alnylam and Genzyme, and (b) any Patent Rights that Cover such Know-How and are Controlled by Alnylam and Genzyme.

1.2.121. “Know-How” has the meaning set forth in the Master Agreement.

1.2.122. “Laws” has the meaning set forth in the Master Agreement.

1.2.123. “Licensed Target” means, for ALN-TTRsc, TTR, and, if the Co-Co/Global Option is exercised for ALN-AT3, then Antithrombin.

1.2.124. “Lipid Nanoparticle Formulation” has the meaning set forth in the Master Agreement.

1.2.125. “Litigation Expenses” has the meaning set forth in Section 11.4.3 (Procedures; Expenses and Recoveries).

1.2.126. “Manufacturing” or “Manufacture” has the meaning set forth in the Master Agreement.

1.2.127. “Manufacturing Claim” means a claim within a Patent Right directed solely to Manufacturing a Co-Co Licensed Product.

1.2.128. “MMC” means any Co-Co Territory MMC or Genzyme Territory MMC.

1.2.129. “NDA” has the meaning set forth in the Master Agreement.

1.2.130. “Net Sales” means, with respect to a Co-Co Licensed Product, the aggregate gross invoiced sales prices from sales of all units of such Co-Co Licensed Product sold by a Party and its Related Parties to independent Third Parties (other than a Sublicensee) after deducting, if not previously deducted, from the amount invoiced or received:

(a) trade, quantity and cash discounts, credits or allowances actually given;

(b) returns, rejections or recalls (due to spoilage, damage, expiration of useful life or otherwise);

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CO-CO LICENSE TERMS

(c) Third Party rebates, chargebacks, hospital buying group/group purchasing organization administration fees or managed care organization rebates actually given;

(d) rebates and similar payments made with respect to sales paid for by any governmental or regulatory authority such as Federal or state Medicaid, Medicare or similar state program;

(e) distribution fees and sales commissions paid to Third Parties;

(f) retroactive price reductions or billing corrections;

(g) value added, sales and use, excise and other similar taxes and surcharges, customary transportation and insurance, custom duties, and other governmental charges; and

(h) amounts previously included in Net Sales of such Co-Co Licensed Product that are adjusted or written-off by such Party or its Related Parties as bad debt or otherwise uncollectible in accordance with the standard practices of such Party or its Related Parties for writing off uncollectible amounts consistently applied; provided, however, if any such written-off amounts are subsequently collected, such collected amounts shall be included in Net Sales in the period in which they are subsequently collected.

For Genzyme, such amounts shall be determined from the books and records of Genzyme or its Related Parties, maintained in accordance with IFRS. For Alnylam, such amounts shall be determined from the books and records of Alnylam or its Related Parties, maintained in accordance with GAAP.

In the case of any sale or other disposal for value, such as barter or counter-trade, of a Co-Co Licensed Product, or part thereof, other than in an arm’s length transaction exclusively for cash, Net Sales shall be calculated as above on the value of the non-cash consideration received or the fair market price (if higher) of such Co-Co Licensed Product in the country of sale or disposal, as determined in accordance with IFRS or GAAP, as applicable.

Notwithstanding the foregoing, the following will not be included in Net Sales for a Party: (1) sales between or among such Party and its Related Parties (but Net Sales shall include sales to the first Third Party (other than a Sublicensee) by such Party or its Related Parties); (2) samples of Co-Co Licensed Product used to promote additional Net Sales, in amounts consistent with normal business practices of such Party; and (3) disposal or use of Co-Co Licensed Products in Clinical Studies or under compassionate use, patient assistance, named patient use, or test marketing programs or non-registrational studies or other similar programs or studies where the Co-Co Licensed Product is supplied without charge or at the actual manufacturing cost thereof (without allocation of indirect costs or any mark-up).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

In the case where a Co-Co Licensed Product is sold as part of a Combination Product in a country in the Licensed Territory, Net Sales for the Co-Co Licensed Product included in such Combination Product in such country shall be calculated as follows:

(i)	if the Co-Co Licensed Product is sold separately in such country and the other active ingredient or ingredients in the Combination Product are sold separately in such country, Net Sales for the Co-Co Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B), where A is the invoice price of the Co-Co Licensed Product when sold separately in such country and B is the total invoice price of the other active ingredient or ingredients in the Combination Product when sold separately in such country;

(ii)	if the Co-Co Licensed Product is sold separately in such country but the other active ingredient or ingredients in the Combination Product are not sold separately in such country, Net Sales for the Co-Co Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/D, where A is the invoice price of the Co-Co Licensed Product when sold separately in such country and D is the invoice price of the Combination Product in such country;

(iii)	if the Co-Co Licensed Product is not sold separately in such country but the other active ingredient or ingredients in the Combinations Product are sold separately in such country, Net Sales for the Co-Co Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction 1 – (B/D), where B is the invoice price of the other active ingredient or ingredients in the Combination Product when sold separately in such country and D is the invoice price of the Combination Product in such country; or

(iv)	if neither the Co-Co Licensed Product nor the other active ingredient or ingredients in the Combination Product are sold separately in such country, the Parties shall determine Net Sales for the Co-Co Licensed Product in such Combination Product by mutual agreement based on the relative contribution of the Co-Co Licensed Product and each other active ingredient to the Combination Product, and shall take into account in good faith any applicable allocations and calculations that may have been made for the same period in other countries.

For purposes of this Section, “Combination Product” means a product that includes at least one active ingredient other than a Co-Co Licensed Product. Drug delivery vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients”, except in the case where such delivery vehicle, adjuvant, or excipient is recognized by the FDA as an active ingredient in accordance with 21 C.F.R. § 210.3(b)(7).

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CO-CO LICENSE TERMS

1.2.131. “Non-Bankrupt Party” has the meaning set forth in Section 7.5 (Bankruptcy).

1.2.132. “Non-Disputing Party” has the meaning set forth in Section 2.3.1.2 (Global R&D Costs).

1.2.133. “Option Data Package” has the meaning set forth in the Master Agreement.

1.2.134. “Option Exercise Date” has the meaning set forth in the Master Agreement.

1.2.135. “Option Exercise Notice” has the meaning set forth in the Master Agreement.

1.2.136. “Party” means Genzyme and/or Alnylam.

1.2.137. “Patent Challenge” has the meaning set forth in Section 12.2.3 (Challenges of Patent Rights).

1.2.138. “Patent Rights” has the meaning set forth in the Master Agreement.

1.2.139. “Person” means any natural person, corporation, unincorporated organization, partnership, association, sole proprietorship joint stock company, joint venture, limited liability company, trust or government, or any Governmental Authority, or any other similar entity.

1.2.140. “Phase 2 Budget” has the meaning set forth in Section 2.2.2.4 (Budget Caps; Adjustment and Compensation).

1.2.141. [***].

1.2.142. “Phase 3 Budget” has the meaning set forth in Section 2.2.2.4 (Budget Caps; Adjustment and Compensation).

1.2.143. [***].

1.2.144. “Phase I Study” has the meaning set forth in the Master Agreement.

1.2.145. “Phase II Study” has the meaning set forth in the Master Agreement.

1.2.146. “Phase III Study” has the meaning set forth in the Master Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

1.2.147. “Post-Marketing Study” has the meaning set forth in the Master Agreement.

1.2.148. “Post-Phase 3 Budget” has the meaning set forth in Section 2.2.2.4 (Budget Caps; Adjustment and Compensation).

1.2.149. [***].

1.2.150. “Product Joint Steering Committee” or “PJSC” means the joint steering committee as more fully described in Section 5.1 (Product Joint Steering Committee).

1.2.151. “Product Trademark(s)” means the Trademarks used, or intended for use, in connection with the distribution, marketing, promotion and sale of the Co-Co Licensed Products. Product Trademarks specifically exclude the corporate names and logos of the Parties and their Affiliates. Product Trademark includes both the Alnylam Trademarks and the Genzyme Trademarks.

1.2.152. “Promotional Materials” has the meaning set forth in Section 4.4.2 (Alnylam A&P).

1.2.153. “Proposing Party” has the meaning set forth in Section 2.2.2.5(a) (Additional Development Proposals).

1.2.154. “R&D Costs” means, with respect to a Co-Co Licensed Product, costs and expenses incurred in connection with the performance of any Development activity for such Co-Co Licensed Product, including [***].

1.2.155. “R&D FTE” means [***] of work per annum devoted to or in support of the Development or Manufacture of a Co-Co Licensed Product that is carried out by one or more qualified scientific or technical employees (excluding Third Party contractors) of a Party or its Affiliates.

1.2.156. “R&D FTE Cost” means, for any period, the R&D FTE Rate multiplied by the number of R&D FTEs in such period.

1.2.157. “R&D FTE Rate” means [***] per FTE, increased annually beginning on January 1, 2015 and thereafter on January 1 of each succeeding year by the percentage increase in the CPI as of December 31 of the then most recently ended Calendar Year over the level of the CPI on December 31, 2013.

1.2.158. “Regulatory Approval” has the meaning set forth in the Master Agreement.

1.2.159. “Regulatory Authority” has the meaning set forth in the Master Agreement.

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CO-CO LICENSE TERMS

1.2.160. “Regulatory Exclusivity” means, with respect to a Co-Co Licensed Product in a country, any exclusive marketing right, data exclusivity right, orphan drug designation or other country-wide exclusive right or status conferred by any Governmental Authority with respect to such Co-Co Licensed Product in such country, other than a Patent Right, that limits or prohibits a Person [***].

1.2.161. “Related Party” means a Party’s Affiliates, permitted Sublicensees and, with respect to Alnylam, licensees in the Co-Co Territory.

1.2.162. “Reverted Co-Co Licensed Product” has the meaning set forth in Section 12.3.2(b) (Effects of Termination by Alnylam for Cause or by Genzyme for Convenience).

1.2.163. “Royalty Term” has the meaning set forth in Section 8.2.2 (Royalty Term).

1.2.164. “S&M Activities” means, with respect to a Co-Co Licensed Product in the Co-Co Territory, all sales and marketing activities in the Co-Co Territory Commercialization Budget for such Co-Co Licensed Product.

1.2.165. “S&M Costs” means, with respect to a Co-Co Licensed Product, costs and expenses incurred in connection with the performance of any S&M Activities for such Co-Co Licensed Product in the Co-Co Territory, including S&M FTE Costs and fees charged by Third Party service providers and other Co-Co Out-of-Pocket Costs.

1.2.166. “S&M FTE” means [***] of work per annum devoted to or in support of S&M Activities for a Co-Co Licensed Product that is carried out by one or more qualified employees of, or contract sales and marketing personnel engaged by, a Party or its Affiliates. For purposes of calculating S&M FTEs with respect to S&M Activities for a Co-Co Licensed Product:

(a) [***]

(b) [***]

1.2.167. “S&M FTE Costs” means, on a Co-Co Licensed Product-by-Co-Co Licensed Product and country-by-country basis, the S&M FTE Rate for such country multiplied by the total number of S&M FTEs allocated to a Party in such country pursuant to the Co-Co Territory Commercialization Budget for such Co-Co Licensed Product in such Calendar Year.

1.2.168. “S&M FTE Rate” means, on a country-by-country basis, the then-current FTE rate for a Genzyme S&M FTE in such country.

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CO-CO LICENSE TERMS

1.2.169. “Safety Concern” has the meaning set forth in the Master Agreement.

1.2.170. “Secondary Indication” has the meaning set forth in the Master Agreement.

1.2.171. “Secondary Indication Study” has the meaning set forth in the Master Agreement.

1.2.172. “Serious Adverse Event” has the meaning set forth in the Master Agreement.

1.2.173. “siRNA” has the meaning set forth in the Master Agreement.

1.2.174. “SPCs” has the meaning set forth in Section 11.5 (Patent Term Extensions).

1.2.175. “Sublicensee” means a Third Party to whom a Party grants a sublicense under any Alnylam Technology or Genzyme Technology, as the case may be, to Develop, Manufacture or Commercialize a Co-Co Licensed Product in the Field pursuant to Section 7.1.4 (Sublicensing Terms) or Section 7.2.4 (Sublicensing Terms).

1.2.176. “Term” has the meaning set forth in Section 12.1 (Term).

1.2.177. “Territory” means (a) with respect to Alnylam, the Co-Co Territory and (b) with respect to Genzyme, the Genzyme Territory.

1.2.178. “Third Party” has the meaning set forth in the Master Agreement.

1.2.179. “Third Party License Payment” has the meaning set forth in the Master Agreement.

1.2.180. “Trademark” has the meaning set forth in the Master Agreement.

1.2.181. “TTR” has the meaning set forth in the Master Agreement.

1.2.182. “Un-Blocking Genzyme In-License” has the meaning set forth in the Master Agreement.

1.2.183. “United States” means the United States of America and its territories, possessions and commonwealths.

1.2.184. “Valid Claim” means a claim of: (a) an issued and unexpired patent, which claim has not been withdrawn, cancelled, abandoned, disclaimed, revoked or held unenforceable or invalid by an unappealable decision of a court or other governmental agency of competent jurisdiction, or has not been appealed within the time allowed for appeal, or by an

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CO-CO LICENSE TERMS

appealed decision of a court or other governmental agency of competent jurisdiction where the appeal has been pending for more than [***] years (unless and until such decision is subsequently overturned on appeal) and which has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a patent application that has been pending less than [***] years from the date of filing of the earliest patent application from which such patent application claims priority, which claim has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken.

1.2.185. “[***]” has the meaning set forth in Section 2.2.2.3(a) (Managing and Amending Global Development Plans and Global Development Budgets).

1.2.186. “[***] Budget” has the meaning set forth in Section 2.2.2.3(a) (Managing and Amending Global Development Plans and Global Development Budgets).

1.2.187. “[***]” has the meaning set forth in Section 2.2.2.3(a) (Managing and Amending Global Development Plans and Global Development Budgets).

1.2.188. “[***] Budget” has the meaning set forth in Section 2.2.2.3(a) (Managing and Amending Global Development Plans and Global Development Budgets).

2. DEVELOPMENT COLLABORATION

2.1. Overview. The Parties will collaborate in the Development of each Co-Co Licensed Product pursuant to the applicable Global Development Plan and Genzyme Territory Development Plan. The PJSC will have primary responsibility for the oversight of the Global Development Plans, with Alnylam having primary responsibility for execution of those Global Development Plans, and Genzyme will have sole responsibility for the Genzyme Territory Development Plans, as described below.

2.2. Development Plans.

2.2.1. Global Development Strategy. For each Co-Co Licensed Product, the key Development principles for such Co-Co Licensed Product will be set forth in a written summary of the global Development strategy for such Co-Co Licensed Product, including the indication(s) (including Secondary Indications), for which Regulatory Approval will be sought (each, a “Global Development Strategy”). The initial Global Development Strategy for ALN-TTRsc will be provided by Alnylam to Genzyme within [***] days after the Effective Date, agreed upon by the PJSC within [***] days after the Effective Date, and then attached hereto as Schedule 2.2.1-1. The initial Global Development Strategy for ALN-AT3 will be included in the Option Data Package, mutually agreed upon by the Parties prior to Genzyme’s exercise of the Co-Co/Global Option with respect to ALN-AT3 in accordance with the Master Agreement, and then attached hereto as Schedule 2.2.1-2. Any Global Development Strategy may be amended from time to time only by the PJSC responsible for the applicable Co-Co Licensed Product.

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CO-CO LICENSE TERMS

2.2.2. Global Development Plan.

2.2.2.1. Global Development Plans. For each Co-Co Licensed Product, the Development activities that are necessary or useful to be undertaken for such Co-Co Licensed Product to achieve initial Regulatory Approval for each of the indications to be sought pursuant to the Global Development Strategy in at least all of the MMCs in a proximal fashion (including the design of necessary or useful Clinical Studies) will be set forth in reasonable detail in a written work plan and time table (each, a “Global Development Plan”). Alnylam will provide a draft of the initial Global Development Plan for ALN-TTRsc to Genzyme on or before March 31, 2014, and within [***] days thereafter the PJSC will review, update and approve such Global Development Plan and it will be attached hereto as Schedule 2.2.2-1. The initial Global Development Plan for ALN-AT3 will be prepared by Alnylam and included in the Option Data Package for ALN-AT3 provided by Alnylam to Genzyme under the Master Agreement, and if Genzyme exercises the Co-Co/Global Option for ALN-AT3, within [***] days of the Implementation Date for ALN-AT3 the PJSC responsible for ALN-AT3 will review, update and approve such Global Development Plan and it will be attached hereto as Schedule 2.2.2-2. Each Global Development Plan must, at all times, be consistent with the Global Development Strategy and include all Development activities that (i) are reasonably necessary to obtain initial Regulatory Approval of the applicable Co-Co Licensed Product in at least each MMC for each of the indications, including Secondary Indications, to be sought pursuant to the Global Development Strategy in a proximal fashion, (ii) Post-Marketing Studies for the Co-Co Territory and (iii) Secondary Indication Studies included in the initial Global Development Plan or added pursuant to Section 2.2.2.5 (Secondary Indications) (all such Development activities, collectively, the “Global Development Activities”); provided, however, that, unless otherwise agreed by the Parties, in no event will any Global Development Plan include (a) any Post-Marketing Study in the Genzyme Territory, (b) any Secondary Indication Study, except for Secondary Indication Studies included in the initial Global Development Plan or added to a Global Development Plan pursuant to Section 2.2.2.4 (Secondary Indications) or (c) after the last Regulatory Approval in all MMCs, any Development activity that is useful solely to achieve initial Regulatory Approval in a country in the Genzyme Territory that is not a Genzyme Territory MMC, except for Secondary Indication Studies included in the initial Global Development Plan or added to a Global Development Plan pursuant to Section 2.2.2.5 (Secondary Indications). In addition, for the period following the first Regulatory Approval in an MMC of a Co-Co Licensed Product, the Global Development Plan (and the Global Development Activities thereunder) must be established by the PJSC in a manner that reconciles the Parties’ preferences regarding short- and long-term profitability of such Co-Co Licensed Product. Each Global Development Plan will allocate responsibility for the performance of each Global Development Activity to one of the Parties. The time table for the

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CO-CO LICENSE TERMS

completion of the Global Development Activities included in each Global Development Plan will be designed to obtain initial Regulatory Approval of the applicable Co-Co Licensed Product in each MMC in a proximal fashion and as soon as reasonably possible. The terms of, and Development activities set forth in, each Global Development Plan will at all times be designed to be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the pharmaceutical industry.

2.2.2.2. Global Development Budgets. Each Global Development Plan will contain a [***] year rolling budget for the probable Global Regulatory Costs and probable Global Development Activities to be performed during the [***], and a forecast of the budgets for each subsequent Calendar Year thereafter through completion of all Global Development Activities set forth in any such Global Development Plan, provided that each initial Global Development Plan will also include such a budget for the partial Calendar Year commencing as of the date of such Global Development Plan and ending December 31 of such Calendar Year (each such [***] budget plus any such partial Calendar Year is a “Global Development Budget”). Each Global Development Budget will be updated annually by the PJSC responsible for the applicable Co-Co Licensed Product in accordance with Section 2.2.2.3 (Managing and Amending Global Development Plans and Global Development Budgets). The initial Global Development Budget for a Co-Co Licensed Product, and each update thereto, will be prepared by the PJSC in accordance with [***]:

(a) [***]

(b) [***]

(c) [***]

(d) [***]

Alnylam will enter such Global Development Budget in a template that the Parties agree is efficient for both Parties to communicate such information.

2.2.2.3. Managing and Amending Global Development Plans and Global Development Budgets. The PJSC responsible for a Co-Co Licensed Product will update and amend the applicable Global Development Plan from time-to-time as it deems necessary and, until such time as no further Global Development Activities are occurring or expected to occur with respect to such Co-Co Licensed Product, the PJSC will update such Global Development Plan annually as follows:

(a) No later than [***] of each Calendar Year, the applicable PJSC will prepare an updated draft of the Global Development Plan, which shall contain a proposed Global Development Budget[***].

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CO-CO LICENSE TERMS

(b) No later than [***] of each Calendar Year, the applicable PJSC will review and tentatively approve an updated Global Development Plan and Global Development Budget, and such updated Global Development Plan and Global Development Budget will become effective upon such tentative approval by the PJSC, provided that the Parties acknowledge and agree that each Party’s internal process for receiving final approval of such Global Development Plan and Global Development Budget from its Board of Directors and/or senior management may occur after [***] (but, in any event, before [***]) and such Global Development Plan and Global Development Budget will not become final unless and until such approvals are obtained [***].

2.2.2.4. [***]; Adjustments and Compensation. In addition to the Global Development Budget for each Co-Co Licensed Product, Alnylam shall prepare, and submit to the PJSC for approval, three (3) Development budget(s) for each Co-Co Licensed Product, the first of which shall cover the period commencing as of the Implementation Date for such Co-Co Licensed Product and ending on the anticipated date of initiation of the first Phase III Study for such Co-Co Licensed Product (as further described below, each a “Phase 2 Budget”), the second of which shall cover the period commencing as of the anticipated date of initiation of the first Phase III Study for such Co-Co Licensed Product and ending on the anticipated date of filing of an application for Regulatory Approval of such Co-Co Licensed Product in the first MMC (as further described below, each a “Phase 3 Budget”) and the third of which shall cover the period commencing as of the anticipated date of filing of an application for Regulatory Approval for such Co-Co Licensed Product in the first MMC and ending on the date that there are no further Development activities to be performed under the Global Development Plan for such Co-Co Licensed Product (as further described below, each a “Post-Phase 3 Budget”), provided that if the period covered by the Post-Phase 3 Budget is longer than three (3) years, Alnylam shall prepare a new Post-Phase 3 Budget to cover each subsequent three (3) year period. Each Phase 2 Budget, Phase 3 Budget and Post-Phase 3 Budget [***].

(a) Preparation of Phase 2 Budget, Phase 3 Budget and Post-Phase 3 Budget. Each Phase 2 Budget, Phase 3 Budget and Post-Phase 3 Budget submitted to the PJSC will be prepared by Alnylam in accordance with [***].

(b) [***]

(c) Delivery and Effectiveness of Phase 2 Budget, Phase 3 Budget and Post-Phase 3 Budget.

(i)	Alnylam shall include a Phase 2 Budget [***] with the initial Global Development Plan for each Co-Co Licensed Product. Such Phase 2 Budget [***] shall become effective, subject to adjustment in accordance with the foregoing Section 2.2.2.4(b), upon the Implementation Date for the relevant Co-Co Licensed Product.

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CO-CO LICENSE TERMS

(ii)	Alnylam shall provide to the PJSC for approval a Phase 3 Budget [***] for each Co-Co Licensed Product no less than [***] days prior to the anticipated initiation of the first Phase III Study for each Co-Co Licensed Product, along with the top line data and data tables from any completed Phase II Studies and other completed non-clinical studies (including all Serious Adverse Event and Safety Concern data), as well as a draft of the end of Phase II briefing package, in each case to the extent not previously provided or made available to Genzyme (such budget, data and draft, collectively the “End of Phase II Package”). Such Phase 3 Budget [***] shall become effective at the end of such [***] day period.

(iii)	Alnylam shall provide to the PJSC for approval a Post-Phase 3 Budget [***] for each Co-Co Licensed Product no less than [***] days prior to the anticipated completion of the first Phase III Study for each Co-Co Licensed Product. Such Post-Phase 3 Budget [***] shall become effective upon approval by the PJSC.

(d)	[***]

2.2.2.5. Secondary Indications.

(a) Additional Development Proposals. If a Party desires to conduct a Secondary Indication Study of a Co-Co Licensed Product for the purpose of seeking Regulatory Approval to market such Co-Co Licensed Product for a Secondary Indication, such Party (the “Proposing Party”) will submit to the PJSC responsible for such Co-Co Licensed Product a proposal to add such Secondary Indication Study to the applicable Global Development Plan (an “Additional Development Proposal”). Each Additional Development Proposal will describe in reasonable detail the Secondary Indication Study(ies) that the Proposing Party desires to conduct, including a synopsis of the trial, the proposed enrollment criteria, number of patients to be included, endpoints to be measured, and statistical design and powering (the “Additional Development Activities”), as well as a proposed timeline and budget and an analysis of the business opportunity and revenue potential for such Additional Development Activities and Secondary Indication.

(b) PJSC Decision Regarding Additional Development Activities. The PJSC shall approve or reject an Additional Development Proposal within [***] days after receipt thereof from the Proposing Party as set forth in this Section 2.2.2.5.

(i)

If the PJSC approves an Additional Development Proposal, upon such an approval, the applicable Global Development Plan will be amended to include the Additional Development Activities, including the proposed

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CO-CO LICENSE TERMS

timeline and budget for such Additional Development Activities, set forth in such Additional Development Proposal (as may be amended by the PJSC) upon such approval. Any Additional Development Activities included in a Global Development Plan pursuant to this Section 2.2.2.5(b) shall be deemed to be Global Development Activities for all purposes under these Co-Co License Terms (including the definition of Global R&D Costs).

(ii)	If the PJSC fails to approve an Additional Development Proposal, upon such a failure, the Secondary Indication Study proposed in the Additional Development Proposal will not be deemed a Global Development Activity for any purpose under these Co-Co License Terms, and Sections 2.2.2.5(c) (Independent Performance of Additional Development Activities) and Section 2.2.2.5(d) (Opt-In for Additional Development Activities) shall apply.

(c)	Independent Performance of Additional Development Activities.

(i)	If the PJSC fails to approve for inclusion in the Global Development Plan an Additional Development Proposal proposed by Alnylam for a Secondary Indication Study(ies) for a Co-Co Licensed Product, Alnylam may, upon notice to Genzyme, conduct the proposed Secondary Indication Study(ies) at its own expense [***].

(ii)	If the PJSC fails to approve for inclusion in the Global Development Plan an Additional Development Proposal proposed by Genzyme for a Secondary Indication Study(ies) for such Co-Co Licensed Product, Genzyme may, upon notice to Alnylam, conduct the proposed Secondary Indication Study(ies) at its own expense [***].

(iii)	Notwithstanding anything in Section 3.5 (Right of Reference) to the contrary, the Non-Proposing Party with respect to an Additional Development Activity that is permitted to be conducted in accordance with this Section 2.2.2.5 will not have any rights under Section 3.5 (Right of Reference) with respect to any information or data generated from such Additional Development Activity, except as described in Section 2.2.2.5(d) (Opt-In for Additional Development Activities).

(d)	Opt-In for Additional Development Activities.

(i)

In the event that the Proposing Party conducts Secondary Indication Study(ies) pursuant to Section 2.2.2.5(c) (Independent Performance of Additional Development Activities), the Non-Proposing Party may elect, in its discretion and upon written notice to the Proposing Party prior to the date on which [***] (an “Additional Development Opt-In Notice”), to

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CO-CO LICENSE TERMS

opt in with respect to any Secondary Indication Study that was the subject of such Additional Development Proposal that the Proposing Party elected to conduct in accordance with Section 2.2.2.5(c) (Independent Performance of Additional Development Activities), and then (i) such Secondary Indication Study shall be deemed to be a Global Development Activity under the Global Development Plan for the applicable Co-Co Licensed Product from and after the date on which such Additional Development Opt-In Notice is received by the Proposing Party (the “Additional Development Opt-In Date”); (ii) the then-current plan and budget of the Proposing Party with respect to such Secondary Indication Study shall be deemed to be included within, and part of, the Global Development Plan for such Co-Co Licensed Product as of the Additional Development Opt-In Date, and shall control with respect to such Secondary Indication Study unless and until an amendment to the Global Development Plan providing for a different or modified plan and budget is approved by the applicable PJSC; and (iii) the Non-Proposing Party will have all rights granted to it under Section 3.5 (Right of Reference) with respect to the information and data generated from such Secondary Indication Study as if such Secondary Indication Study was conducted under the Global Development Plan for such Co-Co Licensed Product, [***].

(ii)	If the Non-Proposing Party does not provide an Additional Development Opt-In Notice to the Proposing Party prior to the date on which Regulatory Approval for the applicable Co-Co Licensed Product is granted by a Regulatory Authority in an MMC for the Secondary Indication proposed by such Proposing Party, then, as of the date of such Regulatory Approval, the Non-Proposing Party shall be deemed to have opted in and the Non-Proposing Party will have all rights granted to it under Section 3.5 (Right of Reference) with respect to the information and data generated from such Secondary Indication Study as if such Secondary Indication Study was conducted under the Global Development Plan for such Co-Co Licensed Product, [***].

2.2.2.6. Additional Clinical Study Sites in Genzyme Territory. With respect to any Clinical Study in a Global Development Plan, at Genzyme’s request, Alnylam will add a study site in a country in the Genzyme Territory [***]. If Alnylam adds such a study site at Genzyme’s request, Genzyme will reimburse Alnylam for any incremental R&D FTE Costs or Co-Co Out-of-Pocket Costs required as a result of adding such study site. Genzyme will pay Alnylam such reimbursement within [***] days of receipt of an invoice from Alnylam.

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CO-CO LICENSE TERMS

2.2.3. Genzyme Territory Development Plan. Other than Global Development Activities, all Development activities to be undertaken with respect to each Co-Co Licensed Product by or on behalf of Genzyme with respect to the Genzyme Territory, including Secondary Indication Studies and Post-Marketing Studies, will be set forth in a written work plan and time table (each, a “Genzyme Territory Development Plan”). Each Genzyme Territory Development Plan shall be consistent with the requirements of the then-current Global Development Strategy. The Genzyme Territory Development Plan for ALN-TTRsc will be prepared by Genzyme and delivered to the applicable PJSC by [***] and, following review and approval by the PJSC, will then be attached to the PJSC meeting minutes and deemed to be attached hereto as Schedule 2.2.3-1. If Genzyme exercises the Co-Co/Global Option with respect to ALN-AT3, the initial Genzyme Territory Development Plan for ALN-AT3 (if any) will be prepared by Genzyme and following review and approval by the PJSC, will then be attached to the PJSC meeting minutes and deemed to be attached hereto as Schedule 2.2.3-2. Each Genzyme Territory Development Plan will set forth a rolling written work plan and time table with respect to the Development of and Secondary Indication Studies for the applicable Co-Co Licensed Product from the Implementation Date until such time as no further Development or Secondary Indication Studies are occurring or expected to occur with respect to the applicable Co-Co Licensed Product. Genzyme will update each such Genzyme Territory Development Plan from time-to-time but at least annually on or before [***]. Genzyme will present each Genzyme Territory Development Plan and any proposed amendments thereto to the applicable PJSC at least [***] days in advance of implementation of the Genzyme Territory Development Plan, and following review and approval by the PJSC, will then be attached to the PJSC meeting minutes and deemed to be attached hereto as the applicable Schedule.

2.3. Joint Responsibilities for Development Activities and Costs.

2.3.1. Global Development.

2.3.1.1. Generally. With respect to each Co-Co Licensed Product, the PJSC will have overall responsibility for oversight of the global Development of each Co-Co Licensed Product and all Development activities under such Global Development Plan. Alnylam shall have overall responsibility for execution under the Global Development Plan and each Party, in turn, shall be responsible for execution of the activities allocated to it under the Global Development Plan. Each Party and its Affiliates shall conduct each Global Development Activity for which it is responsible solely in accordance with the Global Development Plan (as such Global Development Plan may be amended from time to time in accordance with these Co-Co License Terms) in sound scientific manner and in compliance with applicable Law. Notwithstanding anything to the contrary in these Co-Co License Terms, neither Party will be obligated to undertake or continue any Global Development Activity if (a) such Party reasonably determines that performance of such Global Development Activity would violate applicable Law; or (b) with respect to any Global Clinical Study, (i) a Regulatory Authority or independent safety data review board for such Global Clinical Study has required or recommended termination or suspension of such Global Clinical Study or (ii) such Party believes in good faith that termination or suspension of such Global

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CO-CO LICENSE TERMS

Clinical Study is warranted because of safety or tolerability risks or the lack of suitable risk benefit ratio to the study subjects. In the event that a Party determines not to undertake or continue any Global Development Activity in accordance with the immediately preceding sentence, such Party shall promptly notify the other Party of such determination, and shall use all reasonable efforts to notify and consult with the other Party prior to making such determination.

2.3.1.2. Global R&D Costs.

(a) With respect to ALN-TTRsc, each Party shall be responsible for fifty percent (50%) of all Global Regulatory Costs and Global R&D Costs for Global Development Activities that occur after the later of (i) [***] and (ii) [***] (such later date, the “ALN-TTRsc Global R&D Cost Opt-In Date”), and amounts specified in clauses (ii) and (iii) of Section 2.3.1.2(c) below, if any. Alnylam shall be responsible for one-hundred percent (100%) of Global Regulatory Costs and Global R&D Costs for Global Development Activities for ALN-TTRsc that occur prior to the ALN-TTRsc Global R&D Cost Opt-In Date, except for amounts specified in clauses (ii) and (iii) of Section 2.3.1.2(c) below, if any.

(b) With respect to ALN-AT3, if Genzyme exercises the Co-Co/Global Option, each Party shall be responsible for fifty percent (50%) of all Global Regulatory Costs and Global R&D Costs for Global Development Activities that occur after the later of (i) [***] and (ii) [***] (such later date, the “ALN-AT3 Global R&D Cost Opt-In Date,” and together with the ALN-TTRsc Global R&D Cost Opt-In Date, the “Global R&D Cost Opt-In Date”), and amounts specified in clauses (ii) and (iii) in Section 2.3.1.2(c) below, if any. Alnylam shall be responsible for one-hundred percent (100%) of Global Regulatory Costs and Global R&D Costs for Global Development Activities for such Co-Co Licensed Product that occur prior to the ALN-AT3 Global R&D Cost Opt-In Date, except for amounts specified in clauses (ii) and (iii) of Section 2.3.1.2(c) below, if any.

(c) The Global R&D Costs to be shared by the Parties pursuant to Sections 2.3.1.2(a) and 2.3.1.2(b) above shall only include amounts that are within one or more of the following four (4) categories:

(i) [***]

(ii) [***]

(iii) [***]

(iv) [***]

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CO-CO LICENSE TERMS

(d) For clarity, Global Regulatory Costs and Global R&D Costs to be shared by the Parties pursuant to Section 2.3.1.2(a) and Section 2.3.1.2(b) shall exclude any amounts paid after the Global R&D Cost Opt-In Date to Third Parties with respect to services rendered or materials procured in connection with the conduct of any Clinical Study or other Development activity that, in either case, is completed prior to the Global R&D Cost Opt-In Date.

(e) Global R&D Costs and Global Regulatory Costs for each Co-Co Licensed Product shall initially be borne by the Party incurring the cost or expense. Each Party will calculate and maintain records of Global R&D Costs and Global Regulatory Costs incurred by it and its Affiliates with respect to each Co-Co Licensed Product and, within [***] days following the end of each Calendar Quarter, each Party shall submit to the other a report detailing the Global R&D Costs and Global Regulatory Costs incurred by it and its Affiliates during such Calendar Quarter, and, if requested, reasonable supporting documentation will be provided (a “Global R&D Costs Report”). In addition, each Party shall use good faith efforts to notify the other Party of any material Global R&D Costs and Global Regulatory Costs incurred by such Party during such Calendar Quarter within [***] days after the end of such Calendar Quarter. The Party that incurs more than its share of the total actual Global R&D Costs and Global Regulatory Costs with respect to a Co-Co Licensed Product during any Calendar Quarter shall be paid by the other Party an amount of cash sufficient to reconcile to its agreed percentage of Global R&D Costs and Global Regulatory Costs for such Co-Co Licensed Product, which payment shall be made within [***] days after delivery of the Global R&D Cost Reports for such Calendar Quarter. Notwithstanding the foregoing, if following receipt of a Global R&D Costs Report a Party (the “Disputing Party”) disputes any Global R&D Costs or Global Regulatory Costs under such Global R&D Costs Report, it shall have [***] days to notify the other Party (the “Non-Disputing Party”). Upon receiving such notice from the Disputing Party, the Non-Disputing Party shall, at the reasonable request of the Disputing Party, provide to the Disputing Party supporting documentation relating to any such disputed Global R&D Costs or Global Regulatory Costs. The Parties agree to use reasonable efforts to resolve any such dispute as soon as reasonably practicable, and any undisputed portion of Global R&D Costs or Global Regulatory Costs in such Global R&D Costs Report shall be paid within [***] days after delivery of such Global R&D Costs Report. Once the Parties have resolved such dispute, any disputed amounts still owed by either Party will be paid within [***] days of resolution of such dispute.

(f) [***]

(g) Notwithstanding anything to the contrary in these Co-Co License Terms, the Parties shall not share Global R&D Costs incurred in a Calendar Year with respect to Global Development Activities for a Co-Co Licensed Product to the extent such Global R&D Costs exceed [***] of the amounts included in the final [***] Budget that was applicable to such Current Calendar Year (the amount in excess of such [***] limit is the “Excess Global R&D Costs”). One hundred percent (100%) of any Excess Global R&D Costs for such Co-Co Licensed Product will be borne by the Party that incurred such Excess Global R&D Costs.

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CO-CO LICENSE TERMS

2.3.2. Genzyme Development. Except with respect to Global R&D Costs (which shall be shared by the Parties in accordance with Section 2.3.1.2 (Global R&D Costs)), Genzyme shall be responsible for one hundred percent (100%) of all costs and expenses incurred with respect to Development activities that are conducted by Genzyme pursuant to any Genzyme Territory Development Plan. Genzyme will conduct all Development of each Co-Co Licensed Product for the Genzyme Territory solely in accordance with the applicable Global Development Plan and Genzyme Territory Development Plan, as such Global Development Plan and Genzyme Territory Development Plan may be amended in accordance with these Co-Co License Terms, and in sound scientific manner and in compliance with applicable Law.

2.3.3. Alnylam Development. Alnylam will conduct all Development of each Co-Co Licensed Product for the Co-Co Territory solely in accordance with the applicable Global Development Plan, as such Global Development Plan may be amended in accordance with these Co-Co License Terms, and in sound scientific manner and in compliance with applicable Law.

2.4. Diligence.

2.4.1. Genzyme Diligence. With respect to each Co-Co Licensed Product, Genzyme will use Commercially Reasonable Efforts to [***].

2.4.2. Alnylam Diligence. With respect to each Co-Co Licensed Product, Alnylam will use Commercially Reasonable Efforts to (a) Develop such Co-Co Licensed Product and obtain Regulatory Approval therefor in (i) each Co-Co Territory MMC, and (ii) any other country(ies) within the Co-Co Territory where the PJSC determines that it is commercially reasonable to seek Regulatory Approval (taking into account all relevant factors as provided in the definition of Commercially Reasonable Efforts); and (b) perform the Global Development Activities allocated to it under the Global Development Plan for such Co-Co Licensed Product in accordance with the Global Development Plan.

2.5. Records; Reports; Information Sharing.

2.5.1. Development Activities Reports. Each Party will periodically provide to the PJSC responsible for a Co-Co Licensed Product, but in no event less than on a Calendar Quarter basis, or more frequently as reasonably requested by the other Party, an update regarding Development activities conducted by or on behalf of such Party with respect to such Co-Co Licensed Product, as well as any Secondary Indication Studies and Post-Marketing Studies conducted by or on behalf of such Party with respect to such Co-Co Licensed Product. The Parties will periodically report to the PJSC responsible for a Co-Co Licensed Product, but in no event less than on a Calendar Quarter basis, regarding their respective activities conducted under the Global Development Plan for such Co-Co Licensed Product. In addition, each Party will promptly share with the other Party all material developments and information that it comes to possess relating to the Development of any Co-Co Licensed Products, including Safety Concerns and study reports and data generated from Clinical Studies of such Co-Co Licensed Product.

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CO-CO LICENSE TERMS

2.5.2. Scientific Records. Each Party will maintain scientific records, in sufficient detail and in sound scientific manner appropriate for patent and regulatory purposes, which will fully and properly reflect all work done and results achieved in the performance of the Development activities and Secondary Indication Studies with respect to Co-Co Licensed Products by such Party.

2.5.3. Information Exchange and Development Assistance. Until the expiration or termination of the final Global Development Plan, upon the reasonable request of the other Party, each Party shall provide to the other Party, without additional compensation (except as provided in Section 6.5 (Transfer of Manufacturing Know-How) of the Master Agreement) and in a commercially reasonable format, Know-How Controlled by such Party and/or its Related Parties that is licensed to the other Party under these Co-Co License Terms (i.e., Know-How included in Genzyme Technology for Genzyme and Know-How included in Alnylam Technology for Alnylam) to the extent that it is reasonably necessary or useful for Developing a Co-Co Licensed Product in the requesting Party’s Territory or for obtaining or maintaining Regulatory Approval for a Co-Co Licensed Product in the requesting Party’s Territory, including copies of (a) all scientific information and data related to such Co-Co Licensed Product (including all data made, collected or otherwise generated in the conduct of any pre-clinical studies, Clinical Studies, Secondary Indication Studies or early access/named patient programs for the Co-Co Licensed Products, as well as CMC information), and (b) protocols and investigator brochures, in each case, that are reasonably necessary for the other Party (or its Related Parties) to perform its obligations or exploit its rights under these Co-Co License Terms with respect to such Co-Co Licensed Product. Notwithstanding the foregoing, Genzyme shall have no obligation to transfer or disclose to Alnylam any Know-How included in the Genzyme Manufacturing IP; provided, however, that if Genzyme elects, in its sole discretion, to transfer or disclose any such Know-How to Alnylam in writing, it shall be “Genzyme Disclosed Manufacturing Know-How” under these Co-Co License Terms and licensed to Alnylam in accordance with Section 7.2.3 (License to Genzyme Disclosed Manufacturing Know-How).

2.5.4. Personnel. Each Party may request, through the PJSC or the other Party’s CLP Alliance Manager responsible for a Co-Co Licensed Product, that the other Party reasonably make available for consultation regarding the Development of such Co-Co Licensed Product certain of its employees engaged in Development activities and Secondary Indication Studies with respect to such Co-Co Licensed Product. The PJSC or the CLP Alliance Managers responsible for a Co-Co Licensed Product will reasonably coordinate, upon reasonable notice during normal business hours and at their respective places of employment, consultation between the Parties on the progress of the Development and Secondary Indication Studies for such Co-Co Licensed Product.

2.5.5. Confidentiality. All information exchanged by the Parties under this Section 2.5 will be deemed to be Confidential Information of the disclosing Party and maintained in accordance with Section 7 of the Master Agreement (Confidentiality and Publication).

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CO-CO LICENSE TERMS

2.6. Third Parties.

2.6.1. Use of Third Parties. The Parties shall be entitled to utilize the services of Third Parties to perform their respective Development and Manufacturing activities under these Co-Co License Terms, provided that (a) each Party shall require that such Third Party operates in a manner consistent with these Co-Co License Terms, (b) each Party shall remain at all times fully liable for its respective responsibilities and (c) the Parties will make reasonable efforts to share, through the PJSC, information regarding any prior experience with specific CROs that are anticipated to be engaged to perform work under the Global Development Plan. Each Party shall require that any Third Party agreement entered into pursuant to this Section 2.6.1 include confidentiality and non-use provisions that are no less stringent than those set forth in Section 7 of the Master Agreement (Confidentiality and Publication) and shall obtain ownership of, and/or a fully sublicensable license under and to, any Know-How and Patent Rights that are developed by such Third Party in the performance of such agreement and are reasonably necessary or useful to Develop, Manufacture and/or Commercialize Co-Co Licensed Products in the Field. The Party utilizing the services of a Third Party service provider shall be solely responsible for direction of and communications with such Third Party, but such Party shall provide the other Party with reasonably detailed updates regarding any such activities from time to time.

2.6.2. [***].

2.7. [***].

3. REGULATORY MATTERS

3.1. Regulatory Filings and Interactions in the Genzyme Territory.

3.1.1. Ownership of Regulatory Filings.

3.1.1.1. Genzyme will own all INDs, NDAs and related regulatory documentation submitted to any Regulatory Authority in the Genzyme Territory with respect to any Co-Co Licensed Product. At Genzyme’s request following the Implementation Date for a Co-Co Licensed Product, Alnylam will promptly assign and transfer to Genzyme all INDs, NDAs and other regulatory documentation submitted to any Regulatory Authority in the Genzyme Territory with respect to such Co-Co Licensed Product that is in the possession or control of Alnylam, and each Party will submit all filings, letters and other documentation necessary to effect such assignment and transfer to the applicable Regulatory Authority no later than [***] days after such request for such Co-Co Licensed Product, in each case, excluding any drug master files maintained by or on behalf of Alnylam, which shall be and remain Alnylam’s sole responsibility. Alnylam hereby appoints Genzyme as Alnylam’s agent for all matters related to each Co-Co Licensed Product involving Regulatory Authorities in the Genzyme Territory during the period beginning on the Implementation Date for such Co-Co Licensed

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CO-CO LICENSE TERMS

Product and ending on the date that the transfer of all INDs, NDAs and related regulatory documents filed with or submitted to any Regulatory Authority in the Genzyme Territory that relate to such Co-Co Licensed Product becomes effective, and Genzyme hereby accepts such appointment, excluding any drug master files maintained by or on behalf of Alnylam, which shall be and remain Alnylam’s sole responsibility.

3.1.1.2. Notwithstanding the foregoing, for every Clinical Study conducted under a Global Development Plan, Alnylam will draft the protocol, develop the IND strategy, and file INDs globally, including in the Genzyme Territory, after input and review by Genzyme and Alnylam will use reasonable efforts to address any concerns raised by Genzyme in connection with such activities. Unless otherwise agreed by the Parties, on a country-by-country basis, following the acceptance or approval of the IND and the first dosing of the first patient in the first Phase III Study of the relevant Co-Co Licensed Product in such country, Alnylam will assign the IND in such country, as set forth in Section 3.1.1.1, in the Genzyme Territory to Genzyme and from that point forward, Genzyme will be primarily responsible for the related regulatory activities with respect thereto in its Territory. [***]

3.1.2. Responsibilities for Regulatory Matters. Pursuant to the Global Development Plan for a Co-Co Licensed Product and, except as otherwise provided in such Global Development Plan, Genzyme will be solely responsible for all regulatory matters relating to such Co-Co Licensed Product in the Genzyme Territory, including (i) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, each Regulatory Authority in the Genzyme Territory with respect to such Co-Co Licensed Product; (ii) interfacing, corresponding and meeting with each Regulatory Authority in the Genzyme Territory with respect to such Co-Co Licensed Product; and (iii) seeking and maintaining all regulatory filings in the Genzyme Territory with respect to such Co-Co Licensed Product, excluding any drug master files maintained by or on behalf of Alnylam, which shall be and remain Alnylam’s sole responsibility.

3.1.3. Communications with Regulatory Authorities. Genzyme will promptly (and in any event no later than [***] days) notify the Alnylam representatives on the PJSC responsible for a Co-Co Licensed Product in writing, including a brief description in English, of the principal issues raised in any material communication with any Regulatory Authority in the Genzyme Territory with respect to such Co-Co Licensed Product. Upon Alnylam’s reasonable request after receiving a notice from Genzyme in accordance with the immediately preceding sentence, Genzyme will provide to Alnylam: (i) at Genzyme’s expense, a summary translation of the applicable material communication in English; (ii) at Genzyme’s expense, complete copies of the original correspondence with the applicable Regulatory Authority in their native language; or (iii) at Alnylam’s expense, a full translation of the applicable material communication in English, in each case (i) through (iii) within a reasonable period of time following such request. For purposes of this Section 3.1.3, “material communication” will include any meetings with

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CO-CO LICENSE TERMS

Regulatory Authorities, or questions or concerns from Regulatory Authorities, regarding significant issues, such as key product quality attributes (e.g., purity), safety findings affecting the platform (e.g., Serious Adverse Events, emerging safety signals), clinical or nonclinical findings affecting patient safety or lack of efficacy, or receipt or denial of Regulatory Approval.

3.1.4. Meetings with Regulatory Authorities. Genzyme shall provide Alnylam with reasonable advance notice of all substantive meetings with Regulatory Authorities in the Genzyme Territory pertaining to each Co-Co Licensed Product, or with as much advance notice as practicable under the circumstances. Genzyme shall use reasonable efforts, to the extent reasonably practicable, to permit Alnylam to have, at Alnylam’s expense, mutually acceptable representatives of Alnylam attend, solely as a non-participating observers, material, substantive meetings (including pre-IND and end of Phase II Study meetings) with Regulatory Authorities in the Genzyme Territory pertaining to such Co-Co Licensed Product; provided, however, that Genzyme shall not be obligated to change or re-schedule any such meeting in order to accommodate the schedule of Alnylam’s representatives. Prior to the acceptance or approval of the IND and the first dosing of the first patient in the first Phase III Study of a Co-Co Licensed Product in a country in the Genzyme Territory, Alnylam shall provide Genzyme with reasonable advance notice of all substantive meetings with Regulatory Authorities in the Genzyme Territory pertaining to such Co-Co Licensed Product, or with as much advance notice as practicable under the circumstances. Alnylam shall use reasonable efforts, to the extent reasonably practicable, to permit Genzyme to have, at Genzyme’s expense, mutually acceptable representatives of Genzyme attend, as full and equal participants, material, substantive meetings (including pre-IND and end of Phase II Study meetings) with Regulatory Authorities in the Genzyme Territory pertaining to such Co-Co Licensed Product.

3.1.5. Submissions. With respect to each Co-Co Licensed Product, Genzyme shall provide Alnylam with prompt written notice of each of the following events (but in any event within [***] days) after the occurrence of such event in the Genzyme Territory: (i) the filing of any IND for such Co-Co Licensed Product; and (ii) the submission of any filings or applications for Regulatory Approval (including orphan drug applications and designations) of such Co-Co Licensed Product to any Regulatory Authority; provided, however, that in all circumstances, Genzyme shall inform Alnylam of such event prior to public disclosure of such event by Genzyme.

3.2. Regulatory Filings and Interactions in the Co-Co Territory.

3.2.1. Ownership of Regulatory Filings. Alnylam will own all INDs, NDAs and related regulatory documentation submitted to any Regulatory Authority in the Co-Co Territory with respect to any Co-Co Licensed Product.

3.2.2. Responsibilities for Regulatory Matters. Pursuant to the Global Development Plan for a Co-Co Licensed Product and, except as otherwise provided in such Global Development Plan, Alnylam will be primarily responsible for all regulatory matters relating to such Co-Co Licensed Product in the Co-Co Territory, including (i) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and

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submissions to, each Regulatory Authority in the Co-Co Territory with respect to such Co-Co Licensed Product; (ii) interfacing, corresponding and meeting with each Regulatory Authority in the Co-Co Territory with respect to such Co-Co Licensed Product; and (iii) seeking and maintaining all regulatory filings in the Co-Co Territory with respect to such Co-Co Licensed Product; provided, however, that Alnylam and Genzyme may have roles of varying responsibility for such activities in respect of the Co-Co Licensed Products in the Co-Co Territory as is set forth in the applicable Global Development Plan.

3.2.3. Communications with Regulatory Authorities. Alnylam will notify the Genzyme representatives on the PJSC responsible for a Co-Co Licensed Product in writing, including a brief description in English, of the principal issues raised in any material communication with any Regulatory Authority in the Co-Co Territory with respect to such Co-Co Licensed Product within [***] days after receipt of such material communication. Alnylam will allow Genzyme a reasonable opportunity to review and comment on Alnylam’s proposed response to any such material communications in advance of the transmission of any such response, and Alnylam will reasonably consider all comments timely provided by Genzyme in connection therewith. Upon Genzyme’s reasonable request after receiving a notice from Alnylam in accordance with the immediately preceding sentence, Alnylam will provide to Genzyme: (i) at Alnylam’s expense, a summary translation of the applicable material communication in English; (ii) at Alnylam’s expense, complete copies of the original correspondence with the applicable Regulatory Authority in their native language; or (iii) at Genzyme’s expense, a full translation of the applicable material communication in English, in each case (i) through (iii) within a reasonable period of time following such request. For purposes of this Section 3.2.3, “material communication” will include any meetings with Regulatory Authorities, or questions or concerns from Regulatory Authorities, regarding significant issues, such as key product quality attributes (e.g., purity), safety findings affecting the platform (e.g., Serious Adverse Events, emerging safety signals), clinical or nonclinical findings affecting patient safety, lack of efficacy, or receipt or denial of Regulatory Approval.

3.2.4. Meetings with Regulatory Authorities. Alnylam shall provide Genzyme with reasonable advance notice of all substantive meetings with Regulatory Authorities in the Co-Co Territory pertaining to each Co-Co Licensed Product, or with as much advance notice as practicable under the circumstances. Alnylam shall use Commercially Reasonable Efforts, to the extent reasonably practicable, to permit Genzyme to have, at Genzyme’s expense, mutually acceptable representatives of Genzyme attend the following: (i) solely as non-participating observers, material, substantive meetings (including pre-IND and end of Phase II Study meetings) with Regulatory Authorities in the Co-Co Territory pertaining to such Co-Co Licensed Product, and (ii) any internal Alnylam meetings held in preparation for such material, substantive meetings with Regulatory Authorities in the Co-Co Territory.

3.2.5. Submissions. With respect to each Co-Co Licensed Product, Alnylam will allow Genzyme a reasonable opportunity to review and comment on all regulatory filings and other submissions to Regulatory Authorities or other Governmental Authorities in the Co-Co Territory in advance of the submission of any such filing, and Alnylam will reasonably consider

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CO-CO LICENSE TERMS

all comments timely provided by Genzyme in connection therewith. In addition, Alnylam shall provide Genzyme with prompt written notice of each of the following events (but in any event within [***] days) after the occurrence of such event in the Co-Co Territory: (i) the filing of any IND for such Co-Co Licensed Product; (ii) the submission of any filings or applications for Regulatory Approval (including orphan drug applications and designations) of such Co-Co Licensed Product to any Regulatory Authority; and (iii) receipt or denial of Regulatory Approval for such Co-Co Licensed Product; provided, however, that in all circumstances, Alnylam shall inform Genzyme of such event prior to public disclosure of such event by Alnylam.

3.3. EMA Regulatory Strategy. Within [***] year before the anticipated MAA filing for a Co-Co Licensed Product, the PJSC will determine an EMA regulatory strategy for such Co-Co Licensed Product pursuant to which the PJSC will determine (a) whether Alnylam will seek Regulatory Approval for such Co-Co Licensed Product in the EU using the EMA centralized or a national authorization procedure and (b) whether Genzyme will file a duplicate license with respect to any MAA held by Alnylam in the Co-Co Territory [***]. In determining the EMA regulatory strategy, the Parties agree to reasonably consider in good faith each Party’s interests. In the event that Genzyme files a duplicate license in the Genzyme Territory, Alnylam will coordinate communications with EMA, and provide support to enable Genzyme to efficiently obtain such duplicate license to provide for marketing in Genzyme countries under a separate, Genzyme trade name, to the extent not inconsistent with the Global Commercial Strategy or Global Branding Strategy for such Co-Co Licensed Product.

3.4. Costs of Regulatory Affairs. Except as provided in Sections 2.3 (Joint Responsibilities for Development Activities and Costs) and 3.1.1.2 (Ownership of Regulatory Filings), each Party shall be responsible for all costs and expenses incurred in connection with applying for, obtaining and maintaining Regulatory Approval with respect to Co-Co Licensed Products, and related regulatory affairs activities.

3.5. Right of Reference. Each Party hereby grants to the other Party, and at the request of the other Party will grant to the other Party’s Related Parties, a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) (or any successor rule or analogous Law recognized outside of the United States), to, and a right to copy, access, and otherwise use, all information and data (including all CMC information as well as data made, collected or otherwise generated in the conduct of any Clinical Studies or Secondary Indication Studies or early access/named patient programs for the Co-Co Licensed Products) included in or used in support of any regulatory filing, Regulatory Approval, drug master file or other regulatory documentation (including orphan drug applications and designations) owned or controlled by such Party or its Related Parties that relates to (a) any Co-Co Licensed Product or (b) with respect to such information and data provided to Genzyme, the siRNA Controlled by Alnylam and known as ALN-TTR01, to the extent necessary or useful to obtain Regulatory Approval of a Co-Co Licensed Product in the Genzyme Territory, and such Party shall provide a signed statement to this effect, if requested by the other Party, in accordance with 21 C.F.R. § 314.50(g)(3) (or any successor or analogous Law outside of the United States). In addition, upon request of either Party (on behalf of itself or a Sublicensee), the other Party shall obtain and

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provide to the requesting Party certificates or other formal or official attestations concerning the regulatory status of the Co-Co Licensed Products in the Genzyme Territory or the Co-Co Territory, as applicable (e.g., Certificates of Free Sale, Certificates for Export, Certificates to Foreign Governments). Notwithstanding anything to the contrary in these Co-Co License Terms, neither Party shall withdraw or inactivate any regulatory filing that the other Party references or otherwise uses pursuant to this Section 3.5.

4. COMMERCIALIZATION OF THE LICENSED PRODUCTS

4.1. Responsibility, Cost and Diligence.

4.1.1. Global Commercial Strategy. For each Co-Co Licensed Product, the key Commercialization principles will be set forth in a written summary of the global Commercialization strategy for such Co-Co Licensed Product (each, a “Global Commercial Strategy”). Alnylam shall provide the initial draft of such Global Commercial Strategy to the PJSC responsible for the applicable Co-Co Licensed Product within [***] days after the Implementation Date for such Co-Co Licensed Product, and within [***] days after provision, such PJSC shall review, update and approve such Global Commercial Strategy. The PJSC for such Co-Co Licensed Product will update and amend the Global Commercial Strategy not later than the initiation of the first Phase III Study for such Co-Co Licensed Product, and then annually thereafter. Amendments to any Global Commercial Strategy will become effective following review and approval by the applicable PJSC. In no event, however, may any Global Commercial Strategy be amended with the result that it fails to satisfy the requirements for Commercialization of Co-Co Licensed Products set forth in this Section 4.

4.1.2. Co-Co Territory. The PJSC will lead responsibility for all Commercialization activities relating to Co-Co Licensed Products in the Field in the Co-Co Territory. The Parties, under the direction of the PJSC, will participate in the planning and conduct of such Commercialization activities as and to the extent set forth in these Co-Co License Terms, including without limitation, Section 4.2 (Co-Co Territory Commercialization).

4.1.3. Genzyme Territory. Genzyme shall be solely responsible, at its expense, for all Commercialization activities relating to Co-Co Licensed Products in the Field in the Genzyme Territory.

4.1.4. Genzyme Commercial Diligence. Genzyme shall use Commercially Reasonable Efforts to [***].

4.2. Co-Co Territory Commercialization.

4.2.1. Co-Co Territory Commercialization Plan. For each Co-Co Licensed Product, the Commercialization activities that are necessary or useful to be undertaken for such Co-Co Licensed Product in the Co-Co Territory will be set forth in reasonable detail in a written work plan (each, a “Co-Co Territory Commercialization Plan”). Each Co-Co Territory Commercialization Plan must, at all times, include a detailed description of the S&M Activities

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to be undertaken in each country in the Co-Co Territory with respect to the applicable Co-Co Licensed Product during the then-current Calendar Year and the next Calendar Year. Each Co-Co Territory Commercialization Plan shall be consistent with the requirements of the applicable Global Commercialization Strategy, as such Global Commercialization Strategy may be updated as reasonably necessary. Any amendment to a Global Commercialization Strategy shall take into account the then-current deployment of resources and time required to realign resources consistent with the Global Commercialization Strategy in a reasonable manner, and with this Section 4.2.1. The Commercialization Activities set forth in each Co-Co Territory Commercialization Plan will at all times be designed to be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the pharmaceutical industry.

4.2.1.1. ALN-TTRsc Co-Co Territory Commercialization Plan. Within [***] year after the Effective Date, Alnylam will provide a draft of the initial Co-Co Territory Commercialization Plan for ALN-TTRsc to the PJSC, and within [***] days thereafter, the PJSC will review, update and approve such Co-Co Territory Commercialization Plan and it will be attached hereto as Schedule 4.2-1.

4.2.1.2. ALN-AT3 Co-Co Territory Commercialization Plan. The initial Co-Co Territory Commercialization Plan for ALN-AT3 will be prepared and approved by the PJSC no later than [***] years prior to the anticipated date of the First Commercial Sale of ALN-AT3 in any country in the Co-Co Territory and, upon approval, it will be attached hereto as Schedule 4.2-2.

4.2.1.3. Allocation of S&M Activities. Promptly following the approval of any Co-Co Territory Commercialization Plan in accordance with this Section 4.2.1 or Section 4.2.4, the Parties shall allocate responsibility for each S&M Activity to be performed in the next Calendar Year between the Parties in an equitable manner mutually agreed by the Parties, which allocation shall be made on an activity-by-activity or S&M FTE-by-S&M FTE basis, as applicable, and subject to the following:

(a) each Party will have the right to provide up to [***] in each country in the Co-Co Territory in such Calendar Year; and

(b) [***]

4.2.2. Diligence. If the PJSC agrees upon the allocation of responsibility for the S&M Activities in a Co-Co Territory Commercialization Plan [***].

4.2.3. Co-Co Territory Commercialization Budget. Each Co-Co Territory Commercialization Plan will contain a budget for the S&M Activities (and no other activities) to be performed during the then-current Calendar Year with respect to the applicable Co-Co Licensed Product in the Co-Co Territory (a “Co-Co Territory Commercialization Budget”), which budget will allocate expenditures equitably across the countries in the Co-Co Territory,

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taking into account the allocation of activities described in Section 4.2.1.3 (Allocation of S&M Activities) and the then-current and future commercial opportunities for such Co-Co Licensed Product. Each Co-Co Territory Commercialization Budget will be updated annually by the PJSC responsible for the applicable Co-Co Licensed Product in accordance with Section 4.2.4 (Managing and Amending Co-Co Territory Commercialization Plans and Co-Co Territory Commercialization Budgets). The initial Co-Co Territory Commercialization Budget for a Co-Co Licensed Product, and each update thereto, will be prepared by the PJSC [***]. Alnylam will enter such Co-Co Commercialization Budget in a template that the Parties agree is efficient for both Parties to communicate such information. [***]

4.2.4. Managing and Amending Co-Co Territory Commercialization Plans and Co-Co Territory Commercialization Budgets. For each Co-Co Licensed Product, Alnylam will update and amend, and the PJSC will approve, the applicable Co-Co Territory Commercialization Plan from time-to-time as it deems necessary and, until such time as no further S&M Activities are occurring or expected to occur with respect to such Co-Co Licensed Product, the Co-Co Territory Commercialization Plan will be updated as follows:

(a) No later than [***] of each Calendar Year, Alnylam shall prepare, and the applicable PJSC will approve, an updated draft of the Co-Co Territory Commercialization Plan, which shall contain a proposed Co-Co Territory Commercialization Budget covering the next Calendar Year. The proposed Co-Co Territory Commercialization Budget will satisfy the requirements set forth in Section 4.2.3 (Co-Co Territory Commercialization Budget).

(b) No later than [***] of each Calendar Year, Alnylam shall prepare, and the applicable PJSC will review and tentatively approve an updated Co-Co Territory Commercialization Plan and Co-Co Territory Commercialization Budget for such Co-Co Licensed Product, and such updated Co-Co Territory Commercialization Plan and Co-Co Territory Commercialization Budget will become effective upon such tentative approval by the PJSC, provided that the Parties acknowledge and agree that each Party’s internal process for receiving final approval of such Co-Co Territory Commercialization Plan and Co-Co Territory Commercialization Budget from its Board of Directors may occur after [***] (but, in any event, before [***]) and Co-Co Territory Commercialization Plan and Co-Co Territory Commercialization Budget will not become final unless and until such approvals are obtained. In no event may any Co-Co Territory Commercialization Plan be amended with the result that it fails to satisfy the requirements for Co-Co Territory Commercialization Plans set forth in Section 4.2.1 (Co-Co Territory Commercialization Plan).

4.2.5. Responsibility for Co-Co Territory Commercialization Costs. With respect to each Co-Co Licensed Product, unless otherwise agreed to by the Parties in writing [***]. On the first day of each Calendar Year, the PJSC responsible for a Co-Co Licensed Product will determine the total S&M Costs allocated to each Party for such Calendar Year under the applicable Co-Co Territory Commercialization Budget, which S&M Costs shall be calculated by [***].

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CO-CO LICENSE TERMS

4.2.6. Verification. With respect to each Co-Co Licensed Product, promptly following the end of each Calendar Year, the Head of the Rare Disease Business of Genzyme and an appropriate officer of Alnylam shall certify to one another in writing whether or not such Party has spent the S&M Costs allocated to such Party in the applicable Co-Co Territory Commercialization Budget during such Calendar Year in performing the S&M Activities allocated to such Party in the applicable Co-Co Territory Commercialization Plan. If either Party did not spend all of the S&M Costs or perform all of the S&M Activities allocated to such Party in the applicable Co-Co Territory Commercialization Plan, then such Party shall pay the other Party an amount equal to [***] of the difference between the S&M Costs and S&M Activities allocated to such Party in the applicable Co-Co Territory Commercialization Plan and the S&M Costs and S&M Activities certified as being spent or performed by such Party. The certification mechanism and true-up payment provided for in this Section 4.2.6 shall be in lieu of auditing the Parties’ S&M Costs and S&M Activities for Co-Co Licensed Products in the Co-Co Territory.

4.3. Genzyme Territory Commercialization Plan. No less than [***] months in advance of the reasonably expected first Regulatory Approval in the Genzyme Territory with respect to a Co-Co Licensed Product, and on an annual basis thereafter, Genzyme shall prepare and deliver to the PJSC responsible for such Co-Co Licensed Product for review a reasonable written plan that summarizes the Commercialization activities to be undertaken with respect to such Co-Co Licensed Product in the Genzyme Territory in the next Calendar Year and, to the extent commercially reasonable, Genzyme’s plans to obtain further Regulatory Approvals and Commercialize such Co-Co Licensed Product in countries in the Genzyme Territory in which Genzyme is not then Commercializing such Co-Co Licensed Product, and the dates by which such activities are targeted to be accomplished (the “Genzyme Territory Commercialization Plan”). Each Genzyme Territory Commercialization Plan shall be consistent with the requirements of the initial Global Commercialization Strategy approved by the PJSC pursuant to Section 4.1.1 (Global Commercial Strategy) or the most recently approved by the PJSC without the use of tie-break authority pursuant to Section 5.7.3 (Tie-Breaking). The Genzyme Territory Commercialization Plan for a Co-Co Licensed Product shall subsequently be updated and modified by Genzyme, from time to time at its discretion and no less frequently than once per Calendar Year, based upon, among other things, Genzyme’s Commercialization activities with respect to such Co-Co Licensed Product in the Genzyme Territory, a copy of which updated plan Genzyme will provide to the PJSC responsible for such Co-Co Licensed Product. [***].

4.4. Advertising and Promotional Materials.

4.4.1. Global Branding. Alnylam shall have the right, from time to time during the Term, to develop (and thereafter to modify and update) a global branding strategy (including global positioning, colors and other visual branding elements) for each Co-Co Licensed Product for use in the Field throughout the world (the “Global Branding Strategy”), which the PJSC responsible for such Co-Co Licensed Product shall, in accordance with Sections 5.6 (PJSC

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Commercialization Responsibilities) and 5.7 (PJSC Decision-Making), review and approve, and which the Parties shall, following such review and approval, implement. Alnylam will submit the Global Branding Strategy for a Co-Co Licensed Product to the PJSC responsible for such Co-Co Licensed Product at least annually (or more frequently if reasonably requested by Genzyme). Alnylam shall consider in good faith any timely comments Genzyme may have with respect to any Global Branding Strategy, but shall have final decision-making authority with respect to such Global Branding Strategy. Notwithstanding the foregoing, Alnylam shall ensure that the Global Branding Strategy complies with applicable Laws in the Genzyme Territory, and that any branding elements selected for inclusion in the Global Branding Strategy do not infringe any Third Party trademarks or other intellectual property rights. If any such Global Branding Strategy infringes Third Party trademarks or other intellectual property rights or otherwise does not comply with applicable Law in the Genzyme Territory, Alnylam shall take action to end such infringement or other noncompliance (including by modifying such Global Branding Strategy) and Genzyme will not be obligated to implement such Global Branding Strategy in the Genzyme Territory pursuant to this Section 4.4.1 unless and until such infringement or noncompliance is ended.

4.4.2. Alnylam A&P. Alnylam will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to each Co-Co Licensed Product (“Promotional Materials”) for use in the Co-Co Territory. All such Promotional Materials will be compliant with applicable Law and, if applicable, consistent in all material respects with the Global Branding Strategy for such Co-Co Licensed Product. Alnylam will submit representative samples of its Promotional Materials developed by it for use in the Co-Co Territory to the PJSC, at least annually (or more frequently if reasonably requested by Genzyme). Alnylam shall consider in good faith any timely comments Genzyme may have with respect to any such Promotional Materials, but shall have final decision-making authority with respect to such Promotional Materials. Notwithstanding the foregoing, Alnylam will incorporate any changes to Promotional Materials requested by Genzyme in a timely fashion in cases where Genzyme indicates that believes in good faith based on the advice of counsel that such change is necessary to enable it to comply with any applicable Law.

4.4.3. Genzyme A&P. Genzyme will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant Promotional Materials relating to each Co-Co Licensed Product for use in the Genzyme Territory. All such Promotional Materials will be compliant with applicable Law, consistent in all material respects with the Genzyme Territory Commercialization Plan and, if applicable, consistent in all material respects with the Global Branding Strategy for such Co-Co Licensed Product. Genzyme will submit representative samples of its Promotional Materials developed by it for use in the Genzyme Territory to the PJSC at least annually thereafter (or more frequently if reasonably requested by Alnylam). Genzyme shall consider in good faith any timely comments Alnylam may have with respect to any such Promotional Materials, but shall have final decision-making authority with respect to such Promotional Materials.

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4.4.4. Reporting Obligations.

4.4.4.1. Genzyme Territory. Genzyme shall report to the PJSC responsible for a Co-Co Licensed Product in writing, by no later than each [***] following the first Regulatory Approval of such Co-Co Licensed Product in the Field in the Genzyme Territory (for the period ending December 31 of the prior Calendar Year), summarizing in reasonable detail Genzyme’s Commercialization activities for such Co-Co Licensed Product in the Genzyme Territory performed to date (or updating such report for activities performed since the last such report was given hereunder, as applicable). In addition, Genzyme shall provide Alnylam with written notice of the First Commercial Sale of each Co-Co Licensed Product in the Genzyme Territory within [***] days after such event; provided, however, that in all circumstances, Genzyme shall inform Alnylam of such event prior to public disclosure of such event by Genzyme. Genzyme shall provide such other information to the PJSC responsible for a Co-Co Licensed Product as Alnylam may reasonably request with respect to Commercialization of such Co-Co Licensed Product and shall keep such PJSC reasonably informed of Genzyme’s Commercialization activities in the Genzyme Territory with respect to such Co-Co Licensed Product.

4.4.4.2. Co-Co Territory. Each Party shall report to the PJSC responsible for a Co-Co Licensed Product in writing, by no later than each [***] following the first Regulatory Approval of such Co-Co Licensed Product in the Field in the Co-Co Territory (for the period ending December 31 of the prior Calendar Year), summarizing in reasonable detail such Party’s Commercialization activities for such Co-Co Licensed Product in the Co-Co Territory performed to date (or updating such report for activities performed since the last such report was given hereunder, as applicable). Each Party shall provide such other information to the PJSC responsible for a Co-Co Licensed Product as the other Party may reasonably request with respect to Commercialization of such Co-Co Licensed Product and shall keep such PJSC reasonably informed of such Party’s Commercialization activities in the Co-Co Territory with respect to such Co-Co Licensed Product.

4.5. Commercialization Reporting Obligations. Each Party and its Related Parties shall be responsible for booking sales in its Territory (for avoidance of doubt, meaning, with respect to the Co-Co Territory, Alnylam, and with respect to the Genzyme Territory, Genzyme). Each Party and its Related Parties may warehouse Co-Co Licensed Products both inside and outside of such Party’s Territory, provided that any sales with respect to such Co-Co Licensed Products are booked in such Party’s Territory. If a Party receives any orders for any Co-Co Licensed Product in the other Party’s Territory, it shall refer such orders to the other Party, to the extent it is not prohibited from doing so under applicable Law. Moreover, each Party and its Related Parties shall be solely responsible for handling all returns of any Co-Co Licensed Product sold in its Territory, as well as all aspects of Co-Co Licensed Product order processing, invoicing and collection, distribution, inventory and receivables of Co-Co Licensed Products sold in its Territory.

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CO-CO LICENSE TERMS

4.6. Recalls, Market Withdrawals or Corrective Actions. In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with a Co-Co Licensed Product in the Co-Co Territory or Genzyme Territory, or in the event either Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal of a Co-Co Licensed Product in the Co-Co Territory or Genzyme determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal of a Co-Co Licensed Product in the Genzyme Territory, the Party notified of such recall or similar action, or the Party that desires such recall or similar action, shall within [***] hours notify the other Party’s CLP Alliance Manager and PJSC representatives thereof by telephone or e-mail. The Parties shall mutually agree whether to conduct a recall of a Co-Co Licensed Product in the Co-Co Territory and the manner in which any such recall shall be conducted (except in the case of a government mandated recall, when the Party subject to such mandate may act without such advance notice but shall notify the other Party as soon as possible). Genzyme shall determine whether to conduct a recall of a Co-Co Licensed Product in the Genzyme Territory and the manner in which any such recall shall be conducted (except in the case of a government mandated recall, when Genzyme may act without such advance notice but shall notify Alnylam as soon as possible). Except as may be otherwise agreed by the Parties, each Party shall share equally the expense of any such recall in the Co-Co Territory and Genzyme shall bear the expense of any such recall in the Genzyme Territory. Each Party will make available all of its pertinent records that may be reasonably requested by the other Party in order to effect a recall of a Co-Co Licensed Product in the Co-Co Territory or Genzyme Territory. The Parties’ rights and obligations under this Section 4.6 shall be subject to the terms of any supply agreement(s) entered into between the Parties and, in the event of any conflict between the provisions of any such supply agreement and this Section 4.6, the provisions of such supply agreement shall govern.

4.7. Export Monitoring.

4.7.1. [***]

4.7.2. [***]

5. COLLABORATION MANAGEMENT

5.1. Product Joint Steering Committee. The Parties shall establish a product joint steering committee (a “PJSC”) to facilitate the Co-Co Collaboration with respect to each Co-Co Licensed Product as follows:

5.1.1. Composition of the Product Joint Steering Committee. The Development and Commercialization of each Co-Co Licensed Product pursuant to the Co-Co Collaboration will be conducted under the oversight of a PJSC, which shall be comprised of three (3) representatives of each Party. The PJSC for ALN-TTRsc shall be established as of the

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CO-CO LICENSE TERMS

Effective Date. Each Party shall appoint its respective representatives to each PJSC from time to time following the Implementation Date for ALN-AT3, and may substitute one or more of its representatives on any PJSC, in its sole discretion, effective upon notice to the other Party of such change. Each Party shall have at least one representative on each PJSC who is a senior employee (vice president level or above), and all representatives on each PJSC shall have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the Co-Co Collaboration and the applicable Co-Co Licensed Product. Unless otherwise agreed by the Parties, each Party’s representatives on any PJSC must be employees of such Party or any of its Affiliates. For the avoidance of doubt, the same representatives from each Party may serve on the PJSC for more than one Co-Co Licensed Product. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend PJSC meetings, subject to such representatives and consultants undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 7 of the Master Agreement (Confidentiality and Publication).

5.1.2. PJSC Chairperson. The chairperson of each PJSC shall rotate every twelve (12) months between a PJSC representative of Alnylam and a PJSC representative of Genzyme. The initial chairperson of each PJSC shall be a representative of Alnylam. Each PJSC chairperson’s responsibilities shall include chairing meetings, including ensuring that objectives for each meeting are set and achieved.

5.2. Appointment of Subcommittees, Project Teams and CLP Alliance Managers. Each PJSC shall be empowered to create such subcommittees and project teams as it may deem appropriate or necessary, such as for specific oversight of Development, Manufacturing, Commercialization or intellectual property issues relating to the Co-Co Licensed Product for which such PJSC is responsible. Each such project team created by a PJSC shall report to such PJSC, which shall have authority to approve or reject recommendations or actions proposed by such project team, subject to these Co-Co License Terms. For the avoidance of doubt, the same representatives from each Party may serve on the project team for more than one Co-Co Licensed Product. Each Party will designate an alliance manager for each Co-Co Licensed Product (each, a “CLP Alliance Manager”) to serve as a primary point of contact for the other Party with respect to all activities under the CLP Collaboration related to such Co-Co Licensed Product. Each CLP Alliance Manager’s responsibilities shall include (a) scheduling meetings of the PJSC at least once per Calendar Quarter, but more frequently if the PJSC determines it necessary; (b) setting agendas for PJSC meetings with solicited input from the CLP Alliance Manager for the other Party and other members of the PJSC; and (c) coordinating the delivery of draft minutes to the PJSC for review and final approval. Beginning with Alnylam’s CLP Alliance Manager, such responsibilities shall alternate between the CLP Alliance Managers from each Party on a meeting-by-meeting basis after each meeting of the applicable committee. Each Party may change any of its CLP Alliance Managers at any time in its sole discretion with written notice to the other Party, provided that each CLP Alliance Manager will be individually identified at all times and will have such experience, authority, responsibility and accountability as is reasonably sufficient to enable such person to fulfill his or her responsibilities as a CLP Alliance Manager under these Co-Co License Terms on behalf of the applicable Party.

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CO-CO LICENSE TERMS

5.3. PJSC Meetings. Each PJSC shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Calendar Quarter during the Term, with the location for such meetings alternating between Alnylam and Genzyme facilities (or such other locations as are mutually agreed by the Parties). Alternatively, a PJSC may meet by means of teleconference, videoconference or other similar communications equipment, but at least two (2) meetings of such PJSC per Calendar Year shall be conducted in person. All proceedings for each PJSC shall take place in English. Where the membership of a PJSC for a Co-Co Licensed Product is the same as one or more other PJSCs for the other Co-Co Licensed Product, such PJSCs may have a single meeting to discuss each Co-Co Licensed Product for which they have responsibility. Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

5.4. PJSC Minutes. A CLP Alliance Manager shall be appointed secretary for each meeting of each PJSC and shall prepare minutes of the meeting, which shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by such PJSC. Within [***] days after each meeting, the drafting CLP Alliance Manager shall provide the draft minutes to the other CLP Alliance Manager for review and comment. The drafting CLP Alliance Manager shall reasonably consider all comments from the other CLP Alliance Manager within [***] days. The drafting CLP Alliance Manager shall prepare and submit revised minutes for approval within [***] days after receipt of such comments or upon expiration of such [***] day period.

5.5. PJSC Development Responsibilities. Each PJSC shall have the following responsibilities with respect to the Development of the Co-Co Licensed Product for which it is responsible:

5.5.1. reviewing, commenting on and approving updates and amendments to the Global Development Strategy for such Co-Co Licensed Product in accordance with Section 2.2.2.3 (Managing and Amending Global Development Plans and Global Development Budgets);

5.5.2. reviewing, commenting on and approving updates and amendments to the Global Development Plan for such Co-Co Licensed Product in accordance with Section 2.2.2.3 (Managing and Amending Global Development Plans and Global Development Budgets);

5.5.3. monitoring the implementation of the Global Development Plan for such Co-Co Licensed Product, including the Global Development Activities set forth in such Global Development Plan;

5.5.4. reviewing, commenting on and approving the design of any Phase III Study for such Co-Co Licensed Product;

5.5.5. monitoring any Clinical Study included in such Global Development Activities (a “Global Clinical Study”) performed by a CRO retained by a Party to perform such Global Clinical Study, against the criteria and timelines in such Global Development Plan;

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CO-CO LICENSE TERMS

5.5.6. reviewing, commenting on and approving the initial Genzyme Territory Development Plan for such Co-Co Licensed Product in accordance with Section 2.2.3 (Genzyme Territory Development Plan);

5.5.7. reviewing, commenting on and approving updates and amendments to the Genzyme Territory Development Plan in accordance with Section 2.2.3 (Genzyme Territory Development Plan), and providing Genzyme with feedback regarding the same;

5.5.8. reviewing and discussing updates provided by each Party regarding the Development of such Co-Co Licensed Product in either Territory in accordance with Section 2.5.1 (Development Activities Reports), and providing each Party with feedback regarding the same;

5.5.9. monitoring and coordinating Development activities in the Genzyme Territory and the Co-Co Territory for such Co-Co Licensed Product, and regulatory and pharmacovigilance requirements and matters;

5.5.10. reviewing and discussing updates provided by each Party regarding any Global Development Activities in accordance with the Global Development Plan for such Co-Co Licensed Product (including the Global Development Budget);

5.5.11. overseeing any manufacturing and supply relationship between the Parties with respect to the Manufacture of such Co-Co Licensed Product for Development activities (subject to the provisions of the CLP Clinical Supply Agreement);

5.5.12. approving a global list of clinical sites for each Global Clinical Study for such Co-Co Licensed Product;

5.5.13. approving the appointment of the global CRO to manage any Phase II Study or Phase III Study for such Co-Co Licensed Product; and

5.5.14. performing such other activities as the Parties agree in writing shall be the responsibility of such PJSC or that are otherwise assigned to such PJSC under these Co-Co License Terms.

5.6. PJSC Commercialization Responsibilities. Each PJSC shall have the following responsibilities with respect to the Commercialization of the Co-Co Licensed Product for which it is responsible, to the extent permissible under applicable Laws:

5.6.1. reviewing, commenting on and approving updates and amendments to the Global Commercial Strategy for such Co-Co Licensed Product in accordance with Section 4.1.1 (Global Commercial Strategy);

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CO-CO LICENSE TERMS

5.6.2. reviewing and discussing reports and information provided by each Party regarding the Commercialization of such Co-Co Licensed Product in both Territories in accordance with Section 4.5 (Commercialization Reporting Obligations);

5.6.3. reviewing, commenting on and approving any Global Branding Strategy developed by Alnylam for such Co-Co Licensed Product in accordance with Section 4.4.1 (Global Branding);

5.6.4. reviewing, commenting on and approving the Genzyme Territory Commercialization Plan for such Co-Co Licensed Product and updates thereto provided by Genzyme to the extent provided in Section 4.3 (Genzyme Territory Commercialization Plan);

5.6.5. reviewing, commenting on and approving the Co-Co Territory Commercialization Plan for such Co-Co Licensed Product and updates thereto provided by Genzyme to the extent provided in Section 4.2 (Co-Co Territory Commercialization Plan);

5.6.6. reviewing, commenting on and discussing Promotional Material for such Co-Co Licensed Product of both Parties in accordance with Sections 4.4.2 (Alnylam A&P) and 4.4.3 (Genzyme A&P);

5.6.7. providing a forum for the Parties to discuss the Commercialization of such Co-Co Licensed Product in the Field worldwide, including coordination regarding Co-Co Licensed Product positioning and messaging, key opinion leader relationship management, medical affairs, and marketing and selling materials;

5.6.8. providing a forum for the Parties to discuss collaborating on commercial activities with respect to such Co-Co Licensed Product that can be leveraged for both Territories and how the Parties would share the costs of such mutually agreed joint Commercialization activities;

5.6.9. overseeing any manufacturing and supply relationship between the Parties with respect to the Manufacture of such Co-Co Licensed Product for Commercialization activities (subject to the provisions of the CLP Commercial Supply Agreement); and

5.6.10. performing such other activities as the Parties agree in writing shall be the responsibility of such PJSC or that are otherwise assigned to such PJSC under these Co-Co License Terms.

5.7. PJSC Decision-Making.

5.7.1. PJSC Decisions. With respect to decisions of each PJSC, the representatives of each Party on such PJSC shall have collectively one vote on behalf of such Party. For each meeting of a PJSC, at least two (2) representatives of each Party shall constitute a quorum. Action on any matter may be taken at a meeting, by teleconference, videoconference or by written agreement. Each PJSC shall attempt to resolve any and all disputes before it for decision by consensus. [***]. For the avoidance of doubt, the phrase “approval by the PJSC” and similar phrases used in these Co-Co License Terms shall mean approval in accordance with this Section 5.7 (PJSC Decision-Making), including [***]

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CO-CO LICENSE TERMS

5.7.2. Escalation. If a PJSC is unable to reach a consensus with respect to any dispute for a period in excess of [***] days, then the dispute shall be submitted to the AJSC (as defined in the Master Agreement) at a meeting or meetings (whether in-person or by teleconference or videoconference). During such meeting(s), each Party shall provide analysis to support its position with respect to such dispute. If the dispute is still unresolved after a further [***] days, such dispute shall be [***].

5.7.3. [***]. If a PJSC dispute cannot be resolved under Section 5.7.2 (Escalation), then, subject to Sections 5.7.4 ([***]) and 5.7.5 (No Deciding Vote):

5.7.3.1. [***]

5.7.3.2. [***]

5.7.3.3. [***]

[***]

5.7.4. [***]

5.7.4.1. [***]r

5.7.4.2. [***]

[***]

5.7.5. [***]

5.7.5.1. [***]

5.7.5.2. [***]

5.7.5.3. [***]

5.7.5.4. [***]

5.7.5.5. [***]

5.8. Term of PJSC. With respect to each Co-Co Licensed Product, after the [***] of the Implementation Date for such Co-Co Licensed Product, Alnylam shall have the right, but not the obligation, to continue its participation on the PJSC responsible for such Co-Co Licensed Product.

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CO-CO LICENSE TERMS

6. MANUFACTURE AND SUPPLY OF CO-CO LICENSED PRODUCTS

6.1. Supply Agreements. The Manufacturing of each Co-Co Licensed Product, including ALN-TTRsc, will be addressed in the Master Agreement and breach of such Manufacturing terms as applied to a Co-Co Licensed Product shall be treated as a breach under this Agreement, and not under the Master Agreement.

7. LICENSES

7.1. License Grants to Genzyme.

7.1.1. Development License. On a Co-Co Licensed Product-by-Co-Co Licensed Product basis, subject to the provisions of these Co-Co License Terms (including Section 10.4.1.4 (Exception to Exclusivity)), and any Co-Co Clinical Supply Agreement, effective upon the Implementation Date for such Co-Co Licensed Product, Alnylam hereby grants Genzyme (i) a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.1.4 (Sublicensing Terms)), exclusive (even as to Alnylam) license under Alnylam Technology to Develop such Co-Co Licensed Product in the Field in the Genzyme Territory and Co-Co Territory, in each case (x) solely as and to the extent provided in any approved Genzyme Territory Development Plan or any Global Development Plan and (y) solely for Regulatory Approval and Commercialization in the Genzyme Territory; and (ii) a non-transferable, non-sublicensable, co-exclusive (with Alnylam) license under Alnylam Technology to Develop such Co-Co Licensed Product in the Field for Regulatory Approval and Commercialization in the Co-Co Territory, solely as and to the extent provided in any approved Global Development Plan. Notwithstanding the foregoing: (a) Alnylam retains the right under the Alnylam Technology to Develop each Co-Co Licensed Product in the Field anywhere in the world for Regulatory Approval and Commercialization by Genzyme in the Genzyme Territory, in accordance with the Global Development Plan for such Co-Co Licensed Product and (b) Alnylam retains the co-exclusive right (with Genzyme) under the Alnylam Technology to Develop such Co-Co Licensed Product anywhere in the world for Commercialization in the Co-Co Territory.

7.1.2. Commercialization License. On a Co-Co Licensed Product-by-Co-Co Licensed Product basis, subject to the provisions of these Co-Co License Terms (including Section 10.4.1.4 (Exception to Exclusivity)), and any Co-Co Commercial Supply Agreement, effective upon the Implementation Date for such Co-Co Licensed Product, Alnylam hereby grants Genzyme (i) a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.1.4 (Sublicensing Terms)), exclusive (even as to Alnylam) license under Alnylam Technology to Commercialize such Co-Co Licensed Products in the Field in the Genzyme Territory and (ii) a non-transferable, non-sublicensable, co-exclusive (with Alnylam) license under Alnylam Technology to Commercialize such Co-Co Licensed Product in the Field in the Co-Co Territory.

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CO-CO LICENSE TERMS

The license granted under the foregoing clause (i) shall be royalty-bearing for the Royalty Term applicable to each Co-Co Licensed Product in each country in the Genzyme Territory, and, after the Royalty Term applicable to such Co-Co Licensed Product in such country, shall convert to a fully-paid, exclusive, perpetual license to Commercialize such Co-Co Licensed Product in the Field in such country in the Genzyme Territory.

7.1.3. Manufacturing Licenses. On a Co-Co Licensed Product-by-Co-Co Licensed Product basis, subject to the provisions of these Co-Co License Terms (including Section 10.4.1.4 (Exception to Exclusivity)), and any Co-Co Clinical Supply Agreement and Co-Co Commercial Supply Agreement, effective upon the Implementation Date for such Co-Co Licensed Product, Alnylam hereby grants Genzyme (i) a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.1.4 (Sublicensing Terms)), worldwide, non-exclusive license under Alnylam Technology to Manufacture such Co-Co Licensed Product inside or outside the Genzyme Territory solely for Development or Commercialization in the Genzyme Territory and, to the extent permitted pursuant to Section 2.3.2 (Genzyme Development), for Development in the Co-Co Territory for the purpose of obtaining Regulatory Approval and Commercialization in the Genzyme Territory and (ii) a non-transferable, non-sublicensable, non-exclusive license under Alnylam Technology to Manufacture such Co-Co Licensed Product inside or outside the Genzyme Territory for Development and Commercialization in the Co-Co Territory solely as and to the extent required for Genzyme to act as a second source Manufacturer as described in Section 6 of the Master Agreement (Manufacture and Supply of the Collaboration Products) or to Manufacture Co-Co Licensed Products on the terms and conditions set forth in the Co-Co Supply Agreements. Notwithstanding the foregoing exclusive license: Alnylam retains the exclusive right under the Alnylam Technology, with the right to grant licenses through multiple tiers without restriction, to Manufacture Co-Co Licensed Products anywhere in the world (a) for Development and Commercialization in the Co-Co Territory and, to the extent permitted pursuant to Section 2 (Development Collaboration) for Development in the Genzyme Territory, and (b) to supply Genzyme pursuant to the Co-Co Supply Agreements to be agreed by the Parties pursuant to Section 6.1 (Supply Agreements).

7.1.4. Sublicensing Terms.

(a) Genzyme shall have the right to sublicense any of its rights under (i) Section 7.1.1 (Development License), (ii) the license granted in clause (i) (but not clause (ii)) of Section 7.1.2 (Commercialization License), and (iii) Section 7.1.3 (Manufacturing License) to any of its Affiliates or to any Third Party (which sublicensed rights may be further sublicensable through multiple tiers) without the prior consent of Alnylam, subject to the requirements of this Section 7.1.4. [***]

(b) Each sublicense granted by Genzyme pursuant to this Section 7.1.4 shall be subject and subordinate to the provisions of these Co-Co License Terms and shall contain terms and conditions consistent with those in these Co-Co License Terms. Genzyme shall promptly provide Alnylam with a copy of the fully executed sublicense

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CO-CO LICENSE TERMS

agreement covering any sublicense granted hereunder (which copy may be redacted to remove terms and conditions which are not necessary to monitor compliance with this Section 7.1.4), and each such sublicense agreement shall contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 7 of the Master Agreement (Confidentiality and Publication) with respect to Alnylam’s Confidential Information; (ii) if such sublicense agreement contains a sublicense of Co-Co Licensed Product Commercialization rights, such sublicense agreement shall also contain the following provisions: (x) a requirement that the Sublicensee submit applicable sales or other reports to Genzyme to the extent necessary or relevant to the reports required to be made or records required to be maintained under these Co-Co License Terms; and (y) the audit requirement set forth in Section 9.2 of the Master Agreement (Audits); and (iii) a requirement that the Sublicensee comply with the applicable provisions under any Alnylam In-License.

(c) If Genzyme becomes aware of a material breach of the terms of any sublicense by any Genzyme Sublicensee, compliance with which is necessary for Genzyme’s compliance with the provisions of these Co-Co License Terms, Genzyme shall promptly notify Alnylam of the particulars of the same and use Commercially Reasonable Efforts to cause the Sublicensee to comply with all the terms of the sublicense necessary for Genzyme’s compliance with the provisions of these Co-Co License Terms. [***] Notwithstanding any sublicense, Genzyme shall remain primarily liable to Alnylam for the performance of all of Genzyme’s obligations under, and Genzyme’s compliance with all provisions of, these Co-Co License Terms.

7.1.5. Back-Up Products. Subject to Sections 13.2 (Future Acquisition of a Party or its Business), 13.3.1 (Acquired Programs) and 13.3.2 (Acquired Programs), Alnylam hereby grants to Genzyme a series of exclusive options (each, a “Back-Up Option”), under each of which Genzyme shall have the right, but not the obligation, to take a license on the terms set forth in these Co-Co License Terms, to any siRNA that targets the same Licensed Target as a Co-Co Licensed Product (a “Back-Up Product”) and for which Alnylam has determined the GLP toxicology studies will be conducted during the Back-Up Option Period. Genzyme may exercise the Back-Up Option with respect to such Back-Up Product by delivering written notice to Alnylam at any time during the Back-Up Option Period (the “Back-Up Option Exercise Notice”). Upon delivery of the Back-Up Option Exercise Notice to Alnylam, the applicable Back-Up Product shall automatically be deemed to be a Co-Co Licensed Product for all purposes under the Collaboration Agreement and the license from Alnylam to Genzyme for such Co-Co Licensed Product shall automatically, with no further action by any Party, go into full force and effect and all obligations of Alnylam and Genzyme set forth in these Co-Co License Terms, including the payment obligations set forth herein, shall become the binding obligations of the applicable Party in respect of such Co-Co Licensed Product. Upon the expiration of the Back-Up Option Period, all Back-Up Options not previously exercised shall automatically terminate.

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CO-CO LICENSE TERMS

7.2. License Grants to Alnylam.

7.2.1. Commercialization License in the Co-Co Territory. Genzyme hereby grants Alnylam a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.2.4 (Sublicensing Terms)), non-exclusive, royalty-free license under Genzyme Collaboration IP to Develop and Commercialize Co-Co Licensed Products in the Field in the Co-Co Territory.

7.2.2. License to Improvement Manufacturing Patent Rights. Subject to the provisions of these Co-Co License Terms, Genzyme hereby grants Alnylam a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.2.4 (Sublicensing Terms)), worldwide, non-exclusive license under the Improvement Manufacturing Patent Rights, to Manufacture (a) Alnylam Developed siRNA Products targeting any human gene; and (b) Co-Co Licensed Products for Commercialization in the Co-Co Territory, Development in either the Co-Co Territory or Genzyme Territory in accordance with the Global Development Plan for such Co-Co Licensed Product, and for sale to Genzyme under any Co-Co Clinical Supply Agreement or Co-Co Commercial Supply Agreement.

7.2.3. License to Genzyme Disclosed Manufacturing Know-How. Subject to the provisions of these Co-Co License Terms, Genzyme hereby grants Alnylam a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.2.4 (Sublicensing Terms)), worldwide, non-exclusive license under the Genzyme Disclosed Manufacturing Know-How to Manufacture Co-Co Licensed Products for Commercialization in the Co-Co Territory, Development in either the Co-Co Territory or Genzyme Territory in accordance with the Global Development Plan for such Co-Co Licensed Product, and for sale to Genzyme under any Co-Co Clinical Supply Agreement or Co-Co Commercial Supply Agreement.

7.2.4. Sublicensing Terms.

(a) Alnylam shall have the right to sublicense any of its rights under Section 7.2.1 (Commercialization License in the Co-Co Territory), 7.2.2 (License to Improvement Manufacturing Patent Rights) and 7.2.3 (License to Genzyme Disclosed Manufacturing Know-How) to [***].

(b) Each sublicense granted by Alnylam pursuant to this Section 7.2.4 shall be subject and subordinate to the provisions of these Co-Co License Terms and shall contain terms and conditions consistent with those in these Co-Co License Terms. Alnylam shall promptly provide Genzyme with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder (which copy may be redacted to remove terms and conditions which are not necessary to monitor compliance with this Section 7.2.4), and each such sublicense agreement shall contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 7 of the Master Agreement (Confidentiality and Publication) with respect to Genzyme’s Confidential Information and (ii) a requirement that the Sublicensee comply with the applicable provisions under any Genzyme In-License.

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CO-CO LICENSE TERMS

(c) If Alnylam becomes aware of a material breach of any sublicense by any Alnylam Sublicensee, compliance with which is necessary for Alnylam’s compliance with the provisions of these Co-Co License Terms, Alnylam shall promptly notify Genzyme of the particulars of the same and use Commercially Reasonable Efforts to cause the Sublicensee to comply with all the terms of the sublicense necessary for Alnylam’s compliance with the provisions of these Co-Co License Terms. [***] Notwithstanding any sublicense, Alnylam shall remain primarily liable to Genzyme for the performance of all of Alnylam’s obligations under, and Alnylam’s compliance with all terms and conditions of, these Co-Co License Terms.

7.3. Joint Collaboration IP. Subject to the rights and licenses granted to, and the obligations (including royalty obligations) of, each Party under these Co-Co License Terms, either Party is entitled to practice Joint Collaboration IP for all purposes on a worldwide basis and license Joint Collaboration IP without consent of and without a duty of accounting to the other Party. Each Party will grant and hereby does grant all permissions, consents and waivers with respect to, and all licenses under, the Joint Collaboration IP, throughout the world, necessary to provide the other Party with such rights of use and exploitation of the Joint Collaboration IP, and will execute documents as necessary to accomplish the foregoing.

7.4. In-Licenses.

All licenses and other rights granted to Genzyme under this Section 7 are subject to the rights and obligations of Alnylam under the Alnylam In-Licenses. All licenses and other rights granted to Alnylam under this Section 7 are subject to the rights and obligations of Genzyme under the Genzyme In-Licenses. Each Party shall comply with all applicable terms and conditions of the In-Licenses, and shall perform and take such actions as may be required to allow the Party that is party to such In-License to comply with its obligations thereunder, including obligations relating to sublicensing, patent matters, confidentiality, reporting, audit rights, indemnification and diligence. Without limiting the foregoing, each Party shall prepare and deliver to the other Party any additional reports required under the applicable In-Licenses and requested by such other Party, in each case sufficiently in advance to enable the Party that is party to such In-License to comply with its obligations under the applicable In-Licenses. Each Party agrees, upon the other Party’s request, to provide the other Party with copies of any In-Licenses to which it is a party. Confidential Information of the providing Party or its counterparty may be redacted from such copies, except to the extent that such information is required in order to enable the other Party to comply with its obligations to the providing Party under these Co-Co License Terms with respect to such In-License or in order to enable the providing Party to ascertain compliance with the provisions of these Co-Co License Terms.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

7.5. Bankruptcy. All rights and licenses granted under or pursuant to these Co-Co License Terms by a Party to the other, including those set forth in Sections 7.1 (License Grants to Genzyme), 7.2 (License Grants to Alnylam), and 3.5 (Right of Reference), are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties and their respective Sublicensees, as sublicensees of such rights under these Co-Co License Terms, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code and any foreign counterpart thereto. The Parties further agree that upon commencement of a bankruptcy proceeding by or against a Party (the “Bankrupt Party”) under the Bankruptcy Code, the other Party (the “Non-Bankrupt Party”) will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party deems appropriate), all such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (a) upon any such commencement of a bankruptcy proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under these Co-Co License Terms, or (b) if not delivered under (a) above, upon the rejection of these Co-Co License Terms by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party. Without limiting the foregoing, Alnylam hereby grants to Genzyme a right of access to and to obtain possession of (i) copies of research data, (ii) laboratory samples, (iii) samples of Co-Co Licensed Product, (iv) formulas, (v) laboratory notes and notebooks, (vi) data and results related to clinical trials, (vii) regulatory filings and approvals, (viii) rights of reference in respect of regulatory filings and approvals, (ix) pre-clinical research data and results, and (x) marketing, advertising and promotional materials, all of which (in clauses (i) through (x)) constitute “embodiments” of intellectual property pursuant to Section 365(n) of the Bankruptcy Code and (xi) all other embodiments of such intellectual property, and in respect of each of the foregoing clauses (i) through (xi), solely for the purpose of the exercise of Genzyme’s rights and licenses under these Co-Co License Terms, whether any of the foregoing are in Alnylam’s possession or control or in the possession and control of Third Parties. The Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agree not to interfere with the exercise by the Non-Bankrupt Party or its Related Parties of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with these Co-Co License Terms, and agrees to assist the Non-Bankrupt Party and its Related Parties in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as are reasonably necessary or desirable for the Non-Bankrupt Party to exercise such rights and licenses in accordance with these Co-Co License Terms. The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the Bankruptcy Code or other Laws.

7.6. No Other Rights. Except as otherwise expressly provided in these Co-Co License Terms, under no circumstances shall a Party, as a result of these Co-Co License Terms, obtain any ownership interest or other right in any Know-How, Patent Rights or other intellectual property rights of the other Party, including items owned, controlled or developed by the other Party, or provided by the other Party to the receiving Party at any time pursuant to these Co-Co License Terms.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

8. FINANCIAL TERMS FOR GENZYME TERRITORY

8.1. Development Milestone Fees. Genzyme shall provide Alnylam with written notice of the achievement by Genzyme or any of its Related Parties of any development milestone event set forth below in this Section 8.1 and Alnylam shall provide Genzyme with written notice of the achievement by Alnylam or any of its Related Parties of any development milestone event set forth below in this Section 8.1, in each case within [***] days after such event has occurred; provided, however, that the notifying Party shall inform the other Party of such event prior to any public disclosure of such event by the notifying Party. Alnylam shall invoice Genzyme within [***] days of receipt of such written notice by either Party, and Genzyme shall remit the associated development milestone payment within [***] days of the receipt of such invoice. Each development milestone payment by Genzyme to Alnylam hereunder shall be payable only once with respect to each Co-Co Licensed Product, regardless of the number of times a development milestone event is achieved with respect to such Co-Co Licensed Product.

8.1.1. Development Milestones for ALN-TTRsc. Genzyme shall pay Alnylam the following amounts upon achievement of the following development milestone events with respect to ALN-TTRsc:

Development Milestone Event	Development Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

8.1.2. Development Milestones for ALN-AT3. Genzyme shall pay Alnylam the following amounts upon achievement of the following development milestone events with respect to ALN-AT3:

Development Milestone Event	Development Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

8.2. Royalties.

8.2.1. Royalties Payable on Co-Co Licensed Products. Subject to the provisions these Co-Co License Terms, Genzyme shall pay to Alnylam royalties on annual Net Sales by Genzyme and its Related Parties of each Co-Co Licensed Product in the Genzyme Territory, as follows:

Calendar Year Net Sales of a Co-Co Licensed Product in the Genzyme Territory	Royalty (as a percentage of Net Sales of such Co-Co Licensed Product)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]

Royalties on annual Net Sales of a Co-Co Licensed Product shall be paid at the rate applicable to the portion of Net Sales within each of the Net Sales levels above during such Calendar Year.

8.2.2. Royalty Term. Subject to Section 8.2.6 (Royalty Floor), the period during which the royalties set forth in Section 8.2.1 (Royalties Payable on Co-Co Licensed Products) shall be payable, on a Co-Co Licensed Product-by-Co-Co Licensed Product and country-by-country basis, shall commence with the First Commercial Sale of a Co-Co Licensed Product in a country and continue until the latest of (a) the expiration of the last Valid Claim of [***] in the country of sale; (b) the expiration of Regulatory Exclusivity for such Co-Co Licensed Product in such country; or (c) subject to the last sentence of this Section 8.2.2, the [***] anniversary of the First Commercial Sale of such Co-Co Licensed Product in such country (each such period, a “Royalty Term”). [***].

8.2.3. Third Party Royalty Offsets. Genzyme shall be permitted to reduce any royalties payable under Section 8.2.1 (Royalties Payable on Co-Co Licensed Products) for a Co-Co Licensed Product by [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

8.2.4. [***].

8.2.5. [***].

8.2.6. Royalty Floor. Anything in these Co-Co License Terms to the contrary notwithstanding, in no event during the applicable Royalty Term for a Co-Co Licensed Product in a country of the Genzyme Territory shall the royalties payable to Alnylam hereunder for such Co-Co Licensed Product in such country for any Calendar Quarter be reduced [***] In-Licenses).

8.2.7. Validation Information. At Genzyme’s request, Alnylam will provide Genzyme with such information as Genzyme may reasonably request to validate the amount of the royalty floor described in Section 8.2.6 (Royalty Floor).

9. FINANCIAL TERMS FOR CO-CO TERRITORY

9.1. [***].

9.2. Third Party License Payments Paid By Genzyme. Genzyme shall provide Alnylam with written notice of any Third Party License Payments made by Genzyme with respect to a Co-Co Licensed Product in the Co-Co Territory. [***].

10. REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1. Representations and Warranties of Alnylam. Except as provided in the Disclosure Schedule to this Section 10.1 (which Disclosure Schedule with respect to ALN-TTRsc is attached hereto as Schedule 10.1-1 and with respect to ALN-AT3 will be provided by Alnylam to Genzyme as part of the Option Data Package for ALN-AT3), Alnylam represents and warrants to Genzyme that, with respect to ALN-AT3, as of the Implementation Date, and, with respect to ALN-TTRsc, as of the Execution Date:

10.1.1. Alnylam is the sole and exclusive owner of, or otherwise Controls pursuant to an Alnylam In-License, the Alnylam Technology, and all of the Alnylam Technology licensed to Genzyme hereunder in the Genzyme Territory and the Co-Co Territory that is solely and exclusively owned by Alnylam is free and clear of liens, charges or encumbrances other than licenses granted to Third Parties that are not inconsistent with the rights and licenses granted to Genzyme under these Co-Co License Terms.

10.1.2. Alnylam has sufficient legal and/or beneficial title and ownership of, or sufficient license rights under, the Alnylam Technology to grant the licenses to such Alnylam Technology granted to Genzyme pursuant to these Co-Co License Terms.

10.1.3. (a) Schedule 1.2.14 and Schedule 1.2.19 collectively set forth a complete and accurate list of the Alnylam Patents owned, either solely or jointly, by Alnylam, and to Alnylam’s knowledge, Schedule 1.2.14 and Schedule 1.2.19 collectively set forth a complete and accurate list of the Alnylam Patents licensed, either exclusively or nonexclusively, to Alnylam, (b) to Alnylam’s knowledge, each issued Alnylam Patent remains in full force and effect and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

(c) Alnylam or its Affiliates have timely paid all filing and renewal fees payable with respect to such Alnylam Patents for which Alnylam controls prosecution and maintenance. Schedule 1.2.14 and Schedule 1.2.19 indicate whether each Alnylam Patent is owned exclusively by Alnylam, is owned jointly by Alnylam and one or more Third Parties, or is licensed to Alnylam. For each Alnylam Patent that is owned, but not owned exclusively, by Alnylam, or that is licensed to Alnylam, Schedule 1.2.14 and Schedule 1.2.19 identify the Third Party owner(s) and, if applicable, the Alnylam In-License pursuant to which Alnylam Controls such Alnylam Patent. For each Alnylam Product-Specific Patent that is licensed, but not exclusively licensed, to Alnylam, Schedule 1.2.19 indicates the non-exclusive nature of the license. For each Alnylam Core Technology Patent family (other than Patent Rights licensed from Isis Pharmaceuticals, Inc.) that is licensed, but not exclusively licensed, to Alnylam, Schedule 1.2.14 indicates the non-exclusive nature of the license. Alnylam is the sole and exclusive owner of all Patent Rights identified in Schedule 1.2.14 and Schedule 1.2.19 as being owned exclusively by Alnylam and Controls all other Patent Rights identified on such schedules.

10.1.4. To Alnylam’s knowledge, the Alnylam Product-Specific Patents, are, or, upon issuance, will be, valid and enforceable patents and no Third Party has challenged or threatened to challenge the scope, validity or enforceability of any Alnylam Product-Specific Patent (including, by way of example, through opposition or the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority).

10.1.5. Alnylam has complied with all applicable Laws, including any duties of candor to applicable patent offices, in connection with the filing, prosecution and maintenance of the Alnylam Patent Rights.

10.1.6. Alnylam owns or Controls all Know-How that is or has been used by Alnylam in the Development and Manufacture of such Co-Co Licensed Product, and has sufficient legal or beneficial title and ownership of, or sufficient license rights under such Know-How to transfer Know-How to Genzyme as provided in Section 6.4 of the Master Agreement (Transfer of Manufacturing Know-How).

10.1.7. Alnylam Controls all Know-How and Patent Rights licensed to Alnylam under the Existing Alnylam In-Licenses that is necessary or useful for Genzyme to Develop, Manufacture and/or Commercialize such Co-Co Licensed Product in the Field in the Genzyme Territory and the Co-Co Territory. Without limiting the generality of the foregoing, Alnylam has obtained all necessary consents and fulfilled all necessary conditions, if any, to sublicense to Genzyme under these Co-Co License Terms such Know-How and Patent Rights licensed to Alnylam under Existing Alnylam In-Licenses.

10.1.8. To Alnylam’s knowledge, neither Alnylam nor its Affiliates are in breach or default under any existing Alnylam In-License, and neither Alnylam nor its Affiliates have received any written notice of breach or default with respect to any existing Alnylam In-License.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

10.1.9. Alnylam has obtained from all inventors of Alnylam Technology owned by Alnylam valid and enforceable agreements assigning to Alnylam each such inventor’s entire right, title and interest in and to all such Alnylam Technology.

10.1.10. To Alnylam’s knowledge, the use, Development, Manufacture or Commercialization by Alnylam or Genzyme (or their respective Related Parties) of such Co-Co Licensed Product as formulated and manufactured as of the Effective Date, or as intended to be formulated and manufactured as of the Effective Date (a) does not and will not infringe any issued patent of any Third Party and (b) will not infringe the claims of any published Third Party patent application when and if such claims were to issue in their current form.

10.1.11. There is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to Alnylam’s knowledge, threatened against Alnylam or any of its Affiliates or (b) judgment or settlement against or owed by Alnylam or any of its Affiliates, in each case in connection with the Alnylam Technology or such Co-Co Licensed Product.

10.1.12. For each Co-Co Licensed Product, other than ALN-TTRsc, Schedule 10.1.12(a) (Existing Alnylam In-Licenses) sets forth a complete and accurate list of all agreements between Alnylam and a Third Party entered into prior to the Implementation Date for a Co-Co Licensed Product pursuant to which Alnylam Controls Know-How or Patent Rights that are necessary or useful to Develop, Manufacture or Commercialize such Co-Co Licensed Product in the Field other than Additional Alnylam In-Licenses. [***]. For the sake of clarity, representations and warranties similar to those made pursuant to this Section 10.1.12 with respect to Regional Licensed Products other than ALN-TTRsc are made with respect to ALN-TTRsc in the Master Agreement.

10.2. Representations and Warranties of Genzyme. Except as disclosed in Genzyme’s Option Exercise Notice for a Co-Co Licensed Product, Genzyme represents and warrants to Alnylam as of the Implementation Date that it is not a party to any agreement with a Third Party under which it Controls Know-How or Patent Rights that are sublicensed to Alnylam under these Co-Co License Terms with respect to such Co-Co Licensed Product.

10.3. Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THESE CO-CO LICENSE TERMS, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY, CO-CO LICENSED PRODUCT, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THESE CO-CO LICENSE TERMS AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY CO-CO LICENSED PRODUCT PURSUANT TO THESE CO-CO LICENSE TERMS WILL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO ANY CO-CO LICENSED PRODUCT WILL BE ACHIEVED.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

10.4. Certain Covenants.

10.4.1. [***].

10.4.1.1. [***]

(i)	[***]

(ii)	[***]

(iii)	[***]

10.4.1.2. [***]

(i)	[***]

(ii)	[***]

(iii)	[***]

10.4.1.3. [***]

(i)	[***]

(ii)	[***]

(iii)	[***]

10.4.1.4. [***]

10.4.2. No Third Party Collaboration Agreements in the Co-Co Territory. During the Term, Alnylam shall not enter into any agreement with any Third Party granting it rights to Develop or Commercialize any Co-Co Licensed Product in the Field in any portion of the Co-Co Territory except for the benefit, and at the direction, of Alnylam.

10.4.3. Compliance. Each Party and its Related Parties shall conduct the Co-Co Collaboration and the Development, Manufacture and Commercialization of the Co-Co Licensed Products in accordance with all Laws, including current governmental regulations concerning Good Laboratory Practices (as defined in the Master Agreement), good clinical practices and good manufacturing practices. In addition, if either Party is or becomes subject to a legal obligation to a Regulatory Authority or other Governmental Authority (such as a corporate integrity agreement or settlement agreement with a Governmental Authority), then the other Party shall perform such activities as may be reasonably requested by the obligated Party to enable the obligated Party to comply with its legal obligation to such Regulatory Authority with respect to the Co-Co Licensed Products.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

10.4.4. Conflicting Transactions. During the Term, Alnylam shall not (a) transfer or assign any of its rights, title or interests in the Alnylam Technology other than as part of a transaction pursuant to which these Co-Co License Terms are also assigned and assumed in accordance with Section 13.1 of the Master Agreement (Assignment), or (b) enter into any agreement granting a license or other right under the Alnylam Technology that is inconsistent with the provisions of these Co-Co License Terms.

10.4.5. Governmental Authority. If any of the Alnylam Technology is subject to any funding arrangement with any Governmental Authority, at Genzyme’s reasonable request, Alnylam will reasonably cooperate in seeking a waiver or other modification to such funding arrangement with respect to such Alnylam Technology.

11. INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

11.1. Inventorship. Inventorship for inventions and discoveries first made during the course of the performance of activities pursuant to these Co-Co License Terms shall be determined in accordance with United States patent Laws for determining inventorship.

11.2. Ownership. Alnylam shall own the entire right, title and interest in and to all inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered solely by employees or consultants of Alnylam or acquired solely by Alnylam in the course of conducting the Collaboration. Genzyme shall own the entire right, title and interest in and to all inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered solely by employees or consultants of Genzyme or acquired solely by Genzyme in the course of conducting the Collaboration. The Parties shall jointly own any inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered jointly in the course of conducting the Collaboration.

11.3. Prosecution and Maintenance of Patent Rights.

11.3.1. IP Committee. The Parties agree that the IP Committee created pursuant to Section 5.3 of the Master Agreement (IP Committee) shall be responsible for overseeing and effecting the information sharing and consulting provisions under this Section 11.3.

11.3.2. Genzyme Technology.

(a) Subject to Section 11.3.2(b) below, Genzyme has the sole responsibility to, at Genzyme’s discretion and at Genzyme’s sole cost and expense, file, prosecute, and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Genzyme Technology (other than Joint Collaboration IP), in Genzyme’s name.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

(b) In the event that Genzyme elects not to seek or continue to seek or maintain patent protection on any Genzyme Collaboration IP in the Co-Co Territory, Genzyme shall notify Alnylam at least [***] days before any such Patent Rights would become abandoned, no longer available or otherwise forfeited, and subject to the terms and conditions of any applicable Genzyme In-License, Alnylam shall have the right (but not the obligation), at its sole cost and expense, to seek, prosecute and maintain in any country patent protection on such Genzyme Collaboration IP in the name of Genzyme. Genzyme shall use Commercially Reasonable Efforts to make available to Alnylam its authorized attorneys, agents or representatives, and/or such of its employees as are reasonably necessary to assist Alnylam in obtaining and maintaining the patent protection described under this Section 11.3.2(b). Genzyme shall sign or use Commercially Reasonable Efforts to have signed all legal documents as are reasonably necessary to file and prosecute such patent applications or to obtain or maintain such patents.

11.3.3. Alnylam Technology. The following will apply with respect to Alnylam Patent Rights during the Term, [***].

(a) Subject to Section 11.3.3(c) below, Alnylam has the sole responsibility to, at Alnylam’s discretion and at Alnylam’s sole cost and expense, file, conduct prosecution, and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Alnylam Technology (other than Joint Collaboration IP), in Alnylam’s name. Notwithstanding the foregoing, Alnylam shall file such Alnylam Product-Specific Patents in the Genzyme Patent Jurisdictions (as defined in the Master Agreement) and shall use commercially reasonable efforts to prosecute and maintain such Patent Rights in the Genzyme Patent Jurisdictions and shall timely pay all filing and renewal fees payable with respect thereto.

(b) Notwithstanding the foregoing Section 11.3.3(a), Alnylam shall consult with Genzyme, including through the IP Committee, on its strategy for the preparation, filing, prosecution, and maintenance of all Alnylam Product-Specific Patents in the Genzyme Territory and the Co-Co Territory. Alnylam shall furnish to Genzyme, via electronic mail or such other method as mutually agreed by the Parties, copies of proposed filings and documents received from outside counsel in the course of such filing, prosecution or maintenance of and/or copies of documents filed with the relevant patent offices with respect to Alnylam Product-Specific Patents and such other documents directly related to the prosecution and maintenance of Alnylam Product-Specific Patents reasonably necessary for Genzyme to exercise its rights under this Section 11.3.3(b), and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Genzyme and shall consider in good faith timely comments from Genzyme thereon. Alnylam shall furnish to Genzyme, via electronic mail or such other method as mutually agreed by the Parties, copies of documents received from outside counsel in the course of filing, prosecution or maintenance of and/or copies of documents filed with the relevant national patent offices with respect to the filing, prosecution, and maintenance of Alnylam Core Technology Patents within a reasonable period of time after the receipt and/or filing of such documents.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

(c) In the event that Alnylam elects not to seek or continue to seek or maintain patent protection on any Alnylam Product-Specific Patent in the Genzyme Territory or the Co-Co Territory, Alnylam shall notify Genzyme at least [***] days before any such Patent Rights would become abandoned, no longer available or otherwise forfeited, and subject to the provisions of any applicable Alnylam In-License, Genzyme shall have the right (but not the obligation), at its sole cost and expense, to seek, prosecute and maintain in any country patent protection on such Alnylam Product-Specific Patent in the Genzyme Territory. If Genzyme exercises such right, Alnylam shall thereafter and hereby does assign all right, title and interest in and to such Alnylam Product-Specific Patent Rights to Genzyme. Alnylam shall use Commercially Reasonable Efforts to make available to Genzyme its authorized attorneys, agents or representatives, and/or such of its employees as are reasonably necessary to assist Genzyme in obtaining and maintaining the patent protection described under this Section 11.3.3(c). Alnylam shall sign or use Commercially Reasonable Efforts to have signed all legal documents as are reasonably necessary to file and prosecute such patent applications or to obtain or maintain such patents.

(d) [***]

11.3.4. Joint Collaboration IP.

(a) [***]shall have the first right to, at [***]discretion, file, prosecute and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Joint Collaboration IP, in the names of both Alnylam and Genzyme. [***]shall consult with [***] on the filing, prosecution and maintenance of all such Patent Rights. Each Party shall sign, or use Commercially Reasonable Efforts to have signed, all legal documents as are reasonably necessary to file and prosecute patent applications or to obtain or maintain patents in respect of such Joint Collaboration IP, at its own cost.

(b) [***] shall furnish [***], via electronic mail or such other method as mutually agreed by the Parties, copies of documents received from outside counsel in the course of such filing, prosecution or maintenance of Joint Collaboration IP and/or copies of documents relevant to such preparation, filing, prosecution, and maintenance in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by [***] and shall consider in good faith timely comments from [***] thereon. Alnylam shall furnish to[***], via electronic mail or such other method as mutually agreed by the Parties, copies of such documents as filed in the relevant patent offices.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

(c) In the event that [***] elects not to file or continue to prosecute or maintain patent protection on any Joint Collaboration IP, [***] shall have the right (but not the obligation) to file, prosecute and maintain Patent Rights comprising Joint Collaboration IP in the names of both Alnylam and Genzyme. If Genzyme exercises such right, [***] shall use Commercially Reasonable Efforts to make available to [***] its authorized attorneys, agents or representatives, and/or such of its employees as are reasonably necessary to assist [***] in obtaining and maintaining the patent protection described under this Section 11.3.4(c). [***] shall sign or use Commercially Reasonable Efforts to have signed all legal documents as are reasonably necessary to file and prosecute such patent applications or to obtain or maintain such patents.

(d) The Parties shall share equally the out-of-pocket patent filing, prosecution and maintenance expenses incurred with respect to Patent Rights comprising Joint Collaboration IP.

11.3.5. Patent Miscellaneous. Each Party hereby agrees: (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake patent prosecution; (b) to provide the other Party with copies of all material correspondence pertaining to prosecution with the patent offices; (c) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights licensed under these Co-Co License Terms; and (d) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications.

11.3.6. [***].

11.3.6.1. [***]

11.3.6.2. [***]

11.3.6.3. [***]

11.4. Third Party Infringement.

11.4.1. Notices. Each Party shall promptly report in writing to the other Party any (a) known or suspected infringement of any Alnylam Technology, Genzyme Technology or Joint Collaboration IP or (b) unauthorized use or misappropriation of any Confidential Information or Know-How of a Party by a Third Party of which it becomes aware, in each case to the extent such infringing, unauthorized or misappropriating activities involve, as to a Co-Co Licensed Product, a competing product in the Field (a “Competitive Infringement”), and shall provide the other Party with all available evidence of such infringement, unauthorized use or misappropriation.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

11.4.2. Rights to Enforce.

(a) Genzyme Technology. Subject to the provisions of any In-License, Genzyme shall have the sole and exclusive right to initiate an infringement or other appropriate suit (an “Infringement Action”) anywhere in the world against any Third Party as to any infringement, or suspected infringement, of any Patent Rights, or as to any use or suspected use without proper authorization of any Know-How comprising Genzyme Patent Rights, Genzyme Know-How or Genzyme Collaboration IP. Genzyme will consider in good faith any request from Alnylam to initiate an Infringement Action against any Third Party with respect to Competitive Infringement in the Co-Co Territory of Genzyme Patent Rights, Genzyme Know-How or Genzyme Collaboration IP licensed to Alnylam under Section 7 (Licenses); provided, however, that Genzyme shall not be required to initiate any such Infringement Action or permit Alnylam to initiate any such Infringement Action.

(b) Alnylam Technology.

(i)	Genzyme Territory. Subject to the provisions of any In-License, Genzyme shall have the first right to initiate an Infringement Action anywhere in the world against any Third Party with respect to any Competitive Infringement in the Genzyme Territory of any Alnylam Product-Specific Patent, Joint Collaboration IP or Alnylam Collaboration IP, or, with Alnylam’s prior written consent, Alnylam Core Technology Patent or Alnylam Know-How. Alnylam will consider in good faith any request from Genzyme to initiate an Infringement Action against any Third Party with respect to a Competitive Infringement in the Genzyme Territory of any Alnylam Core Technology Patent Right or Alnylam Know-How; provided, however, that Alnylam shall not be required to initiate any such Infringement Action or permit Genzyme to initiate any such Infringement Action.

(ii)	Co-Co Territory. Subject to the provisions of any In-License, Alnylam shall have the first right to initiate an Infringement Action anywhere in the world against any Third Party with respect to any Competitive Infringement in the Co-Co Territory of any Alnylam Product-Specific Patent, Joint Collaboration IP, Alnylam Collaboration IP, Alnylam Core Technology Patent or Alnylam Know-How. Alnylam will consider in good faith any request from Genzyme to initiate an Infringement Action against any Third Party with respect to such Competitive Infringement in the Co-Co Territory; provided, however, that Alnylam shall not be required to initiate any such Infringement Action.

(c)	Step-In Rights.

(i)

Alnylam Step-In Right for Alnylam Technology in Genzyme Territory. If within [***] days (or such shorter period of time as required by applicable Law to avoid loss of material enforcement rights) after Genzyme’s receipt

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CO-CO LICENSE TERMS

of a notice of a Competitive Infringement with respect to any Alnylam Product-Specific Patent or Joint Collaboration IP, Genzyme does not initiate any Infringement Action against such Competitive Infringement in the Genzyme Territory, Alnylam may in its sole discretion, bring and control any Infringement Action in connection therewith at its sole cost and expense.

(ii)	Genzyme Step-In Right for Alnylam Technology in Co-Co Territory. If within [***] days (or such shorter period of time as required by applicable Law to avoid loss of material enforcement rights) after Alnylam’s receipt of a notice of a Competitive Infringement with respect to any Alnylam Product-Specific Patent, Joint Collaboration IP or Alnylam Collaboration IP, Alnylam does not initiate any Infringement Action against such Competitive Infringement in the Co-Co Territory, Genzyme may in its sole discretion, bring and control any Infringement Action in connection therewith at its sole cost and expense.

(iii)	[***]

11.4.3. Procedures; Expenses and Recoveries. The Party having the right to initiate any Infringement Action under Section 11.4.2 (Rights to Enforce) above shall have the sole and exclusive right to select counsel for any such Infringement Action and shall pay all expenses of the suit, including attorneys’ fees and court costs and reimbursement of the other Party’s reasonable Co-Co Out-of-Pocket Costs in rendering assistance requested by the initiating Party. If required under applicable Law in order for the initiating Party to initiate and/or maintain such Infringement Action, or if either Party is unable to initiate or prosecute such Infringement Action solely in its own name or it is otherwise advisable to obtain an effective legal remedy, in each case, the other Party shall join as a party to the Infringement Action and will execute and cause its Affiliates to execute all documents necessary for the initiating Party to initiate litigation to prosecute and maintain such action. In addition, at the initiating Party’s request, the other Party shall provide reasonable assistance to the initiating Party in connection with an Infringement Action at no charge to the initiating Party except for reimbursement by the initiating Party of reasonable Co-Co Out-of-Pocket Costs incurred in rendering such assistance. The non-initiating Party shall have the right to participate and be represented in any such Infringement Action by its own counsel at its own expense. If the Parties obtain from a Third Party, in connection with such Infringement Action, any damages, license fees, royalties or other compensation (including any amount received in settlement of such litigation), after payment of any amounts required under any In-Licenses, the remaining amounts shall be allocated in all cases as follows:

(a) first, to reimburse each Party for all expenses of the Infringement Action incurred by the Parties, including attorneys’ fees and disbursements, court costs and other litigation expenses;

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CO-CO LICENSE TERMS

(b) second, [***] of the balance to be paid to the Party initiating the Infringement Action, with respect to Infringement Actions in the Genzyme Territory, and [***] of the balance to be paid to the Party initiating the Infringement Action, with respect to Infringement Actions in the Co-Co Territory; and

(c) third, the remainder to the other Party.

Notwithstanding the foregoing, in the event that Alnylam elects to itself assert an Alnylam Core Technology Patent against a Competitive Infringement in the Genzyme Territory, the Parties shall each be entitled to [***] of the balance of any recovery therefrom after reimbursement of expenses as described in clause (i) above. In addition, with respect to Infringement Actions brought in the Co-Co Territory, the Parties shall share evenly the expenses of the suit, including attorneys’ fees of each Party, court costs, and both Parties’ reasonable Co-Co Out-of-Pocket expenses in rendering assistance related to the Infringement Action (“Litigation Expenses”). For such Infringement Actions brought in the Co-Co Territory, Litigation Expenses shall initially be borne by the Party incurring the expense. Each Party will calculate and maintain records of Litigation Expenses incurred by it and its Affiliates with respect to any such Infringement Action, and, within thirty (30) days following the end of each Calendar Quarter, each Party shall submit to the other a report detailing the Litigation Expenses incurred by it and its Affiliates during such Calendar Quarter. Unless otherwise agreed by the Parties, the Party that incurs more than its share of the total Litigation Expenses with respect to such an Infringement Action in the Co-Co Territory during any Calendar Quarter shall be paid by the other Party an amount of cash sufficient to reconcile to its fifty percent (50%) share of Litigation Expenses.

11.5. Patent Term Extensions.

11.5.1. Retained Alnylam Product-Specific Patent Rights. Subject to the provisions of any Alnylam In-License, Alnylam shall use Commercially Reasonable Efforts to obtain all available supplementary protection certificates (“SPCs”) and other extensions of Alnylam Product-Specific Patents in the Genzyme Territory[***]. If more than one Alnylam Product-Specific Patent is eligible for extension or patent term restoration in the Genzyme Territory, Genzyme will determine, in its sole discretion, a strategy that will be designed to maximize patent protection and commercial value for the Co-Co Licensed Product, and the Parties, subject to the provisions of any In-License, will seek patent term extensions, restorations and SPCs for Alnylam Product-Specific Patents in the Genzyme Territory in accordance with that strategy. Where required under national law, and subject to the other requirements of this Section 11.5, Alnylam will make the filings for such extensions, restorations and SPCs for Alnylam Product-Specific Patents in the Genzyme Territory as directed by Genzyme.

11.5.2. Further Assurances for SPCs. Each Party will execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain any such extensions, restorations and SPCs for Alnylam Product-Specific Patents in the Genzyme Territory, in accordance with this Section 11.5.

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CO-CO LICENSE TERMS

11.6. Common Interest. All information exchanged between the Parties’ representatives regarding the preparation, filing, prosecution, maintenance, or enforcement of the Patent Rights under this Section 11 will be deemed Confidential Information. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution, maintenance, and enforcement of the Patents Rights under this Section 11, the interests of the Parties as collaborators and licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in these Co-Co License Terms constitutes a waiver of, any legal privilege concerning the Patents Rights under this Section 11, including privilege under the common interest doctrine and similar or related doctrines.

11.7. Trademarks.

(a) Each Party has the right to use any trademark it owns or controls for Co-Co Licensed Products in its Territory at its sole discretion, and each Party and its Affiliates shall retain all right, title and interest in and to its and their respective corporate names and logos.

(b) Genzyme will develop and propose, and the PJSC shall review and comment on, one or more Product Trademark(s) for use by Genzyme and its Related Parties throughout the Genzyme Territory. Such Product Trademark(s) considered by the PJSC may include, in Genzyme’s sole discretion, the Product Trademark(s) developed and/or used by Alnylam with respect to the Commercialization of Co-Co Licensed Products in the Co-Co Territory (the “Alnylam Trademarks”), but may not include other trademarks owned or controlled by Alnylam. Any Product Trademark(s) (other than the Alnylam Trademarks) that are used by Genzyme to promote and sell Co-Co Licensed Products in the Genzyme Territory are hereinafter referred to as the “Genzyme Trademarks.” Alnylam (or its Related Parties, as appropriate) shall own all rights to Alnylam Trademarks, and all goodwill associated therewith, throughout the Co-Co Territory and the Genzyme Territory. Genzyme (or its Related Parties, as appropriate) shall own all rights to Genzyme Trademarks and all goodwill associated therewith, throughout the Genzyme Territory. Alnylam shall also own rights to any Internet domain names incorporating the applicable Alnylam Trademarks or any variation or part of such Alnylam Trademarks used as its URL address or any part of such address; and Genzyme shall also own rights to any Internet domain names incorporating the applicable Genzyme Trademarks or any variation or part of such Genzyme Trademarks used as its URL address or any part of such address.

(c) If Genzyme determines to use Alnylam Trademarks to promote and sell any Co-Co Licensed Product in the Genzyme Territory, then Alnylam and Genzyme shall enter into a separate trademark license agreement containing commercially reasonable and customary terms pursuant to which Alnylam will grant Genzyme an exclusive, royalty-free license to use the applicable Alnylam Trademark(s) to Commercialize Co-Co Licensed Products in the Genzyme Territory.

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CO-CO LICENSE TERMS

(d) In the event either Party becomes aware of any infringement of any Product Trademark by a Third Party, such Party shall promptly notify the other Party and the Parties shall consult with each other and jointly determine the best way to prevent such infringement, including by the institution of legal proceedings against such Third Party.

(e) For the avoidance of doubt, neither Party shall have any right to use the other Party’s or the other Party’s Affiliates’ corporate names or logos in connection with Commercialization of Co-Co Licensed Products.

11.8. Cooperative Research and Technology (CREATE) Act Acknowledgment. It is the intention of the Parties that these Co-Co License Terms are a “joint research agreement” as that phrase is defined in Section 35 U.S.C. 103(c).

12. TERM AND TERMINATION

12.1. Term. These Co-Co License Terms shall be effective as of the Effective Date and, unless terminated earlier pursuant to Section 12.2 (Termination Rights), these Co-Co License Terms shall continue in effect on a Co-Co Licensed Product-by-Co-Co Licensed Product and country-by-country basis until no further payments are due under Section 8 (Financial Terms for Genzyme Territory) or Section 9 (Financial Terms for Co-Co Territory) of these Co-Co License Terms (“Term”). Upon expiration of the Royalty Term for any particular Co-Co Licensed Product, all licenses of the Parties under Section 7 (Licenses) with respect to such Co-Co Licensed Product then in effect shall become fully paid-up, perpetual licenses.

12.2. Termination Rights. These Co-Co License Terms may be terminated by the Parties only as set forth in this Section 12.2.

12.2.1. Termination for Convenience. Subject to the remainder of this Article 12, Genzyme shall have the right to terminate these Co-Co License Terms with respect to any particular Co-Co Licensed Product as follows:

(a) After initiation of the first Phase II Study for such Co-Co Licensed Product and prior to completion of such Phase II Study for such Co-Co Licensed Product, Genzyme shall have the right to terminate these Co-Co License Terms with respect to such Co-Co Licensed Product upon sixty (60) days prior written notice in the event that a Safety Concern occurs, provided that in the event of such termination Genzyme shall pay to Alnylam [***] of the Global R&D Costs and Global Regulatory Costs incurred through the effective date of termination (not to exceed [***]) to wind down any ongoing Phase II Studies with respect to such Co-Co Licensed Product in an efficient manner consistent with patient safety, applicable Law and ethical standards.

(b) After initiation of the first Phase II Study for such Co-Co Licensed Product and prior to completion of such Phase II Study for such Co-Co Licensed Product, Genzyme shall have the right to terminate these Co-Co License Terms with respect to

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CO-CO LICENSE TERMS

such Co-Co Licensed Product for any reason upon written notice (in which case, such termination shall become effective immediately upon Alnylam’s receipt of notice of such termination), provided that in the event of such termination Genzyme shall pay to Alnylam [***] of the Global R&D Costs and Global Regulatory Costs incurred in any ongoing Phase II Studies for such Co-Co Licensed Product (not to exceed [***].

(c) Within sixty (60) days of Genzyme’s receipt of the Phase 3 Budget and End of Phase II Package, Genzyme shall have the right to terminate these Co-Co License Terms with respect to such Co-Co Licensed Product upon written notice to Alnylam (in which case, such termination shall become effective immediately upon Alnylam’s receipt of notice of such termination), provided that in the event of such termination Genzyme shall pay to Alnylam [***] of the Global R&D Costs and Global Regulatory Costs incurred through the effective date of termination (not to exceed [***].

(d) After initiation of the first Phase III Study for such Co-Co Licensed Product and prior to completion of such Phase III Study for such Co-Co Licensed Product, Genzyme shall have the right to terminate these Co-Co License Terms with respect to such Co-Co Licensed Product upon sixty (60) days prior written notice in the event that a Safety Concern occurs, provided that in the event of such termination Genzyme shall pay to Alnylam [***] of the Global R&D Costs and Global Regulatory Costs incurred through the effective date of termination (not to exceed [***]) to wind down any ongoing Clinical Studies with respect to such Co-Co Licensed Product in an efficient manner consistent with patient safety, applicable Law and ethical standards.

(e) After initiation of the first Phase III Study for such Co-Co Licensed Product and Genzyme’s payment of the Phase III Study initiation milestone payment described in Section 8.1.1(i) (Development Milestones for ALN-TTRsc) or 8.1.2(i) (Development Milestones for ALN-AT3), Genzyme shall have the right to terminate these Co-Co License Terms with respect to such Co-Co Licensed Product at any time upon sixty (60) days prior written notice to Alnylam, provided that in the event of such termination Genzyme shall pay to Alnylam [***] of the Global R&D Costs and Global Regulatory Costs incurred in conducting any ongoing Phase III Study with respect to such Co-Co Licensed Product through filing of the first NDA with respect to such Co-Co Licensed Product (not to[***]).

(f) After completion of the first Phase III Study for such Co-Co Licensed Product, Genzyme shall have the right to terminate these Co-Co License Terms with respect to such Co-Co Licensed Product at any time upon sixty (60) days prior written notice to Alnylam.

12.2.2. Termination for Cause. These Co-Co License Terms may be terminated with respect to any particular Co-Co Licensed Product at any time during the Term upon written notice by either Party if (a) the other Party is in material breach of its obligations hereunder with respect to such Co-Co Licensed Product and (b) the other Party has not cured such breach within thirty (30) days in the case of a payment breach, or within ninety (90) days in the case of all

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CO-CO LICENSE TERMS

other breaches, after notice requesting cure of the breach; provided, however, that if any breach other than a payment breach is not reasonably curable within ninety (90) days and if a Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional ninety (90) days, in order to permit such Party a reasonable period of time to cure such breach; and provided, further, that in the event that the breach relates to a dispute between the Parties regarding Genzyme’s obligations to use Commercially Reasonable Efforts in Developing or Commercializing such Co-Co Licensed Product and Genzyme disputes whether it has breached such obligation or whether such breach gives Alnylam the right to terminate these Co-Co License Terms with respect to such Co-Co Licensed Product and initiates a legal action against Alnylam to resolve such dispute within the foregoing sixty (60) day cure period, then these Co-Co License Terms shall not terminate during the pendency of such legal action, provided that if (i) Genzyme is found, in an unappealable decision by a court of competent jurisdiction or an appealable decision of a court of competent jurisdiction that has not been appealed in the time allowed for an appeal in such legal action, to have materially breached these Co-Co License Terms with respect to such Co-Co Licensed Product, or (ii) Genzyme admits in such legal action or settlement thereof that it has materially breached these Co-Co License Terms with respect to such Co-Co Licensed Product, then these Co-Co License Terms shall terminate immediately with respect to such Co-Co Licensed Product following the Parties’ receipt of such decision or immediately following such admission, as applicable.

12.2.3. Challenges of Patent Rights. If, during the Term, Genzyme or any of its Affiliates (a) commences or participates in any action or proceeding (including any patent opposition or re-examination proceeding), or otherwise asserts any claim, challenging or denying the validity or enforceability of any Alnylam Product-Specific Patent or any claim thereof or (b) actively assists any other Person or entity in bringing or prosecuting any action or proceeding (including any patent opposition or re-examination proceeding) challenging or denying the validity or enforceability of any Alnylam Product-Specific Patent for a Co-Co Licensed Product or any claim thereof (each of (a) and (b), a “Patent Challenge”), then, to the extent permitted by the applicable Laws, Alnylam shall have the right, exercisable within sixty (60) days following receipt of notice regarding such Patent Challenge, in its sole discretion, to give notice to Genzyme that Alnylam may terminate these Co-Co Licensed Terms with respect to the Co-Co Licensed Product Covered by the Alnylam Product-Specific Patent that is the subject of the Patent Challenge (which termination will be effective ninety (90) days following such notice (or such longer period as Alnylam may designate in such notice)), and, unless Genzyme or such Affiliate withdraws or causes to be withdrawn all such challenge(s) (or in the case of ex-parte proceedings, multi-party proceedings, or other Patent Challenges that Genzyme or Genzyme’s Affiliates do not have the power to unilaterally withdraw or cause to be withdrawn, Genzyme and Genzyme’s Affiliates cease actively assisting any other party to such Patent Challenge and, to the extent Genzyme or a Genzyme Affiliate is a party to such Patent Challenge, it withdraws from such Patent Challenge) within such ninety (90)-day period, Alnylam will have the right to terminate these Co-Co License Terms with respect to such Co-Co Licensed Product by providing written notice thereof to Genzyme. The foregoing sentence shall not apply with respect to (i) any Alnylam Product-Specific Patent that Alnylam first asserts against Genzyme or any of its

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CO-CO LICENSE TERMS

Affiliates where the Patent Challenge is made in defense of such assertion or (ii) any Patent Challenge commenced by a Third Party that, after the Effective Date, acquires or is acquired by Genzyme or its Affiliates or its or their business or assets, whether by stock purchase, merger, asset purchase or otherwise, but only with respect to Patent Challenges commenced prior to the closing of such acquisition.

12.2.4. Abandonment of Development. At any time on or after [***], either Party may terminate these Co-Co License Terms in their entirety (i.e., with respect to all Co-Co Licensed Products) if (a) no Co-Co Licensed Product has received Regulatory Approval anywhere in the Genzyme Territory, (b) no Co-Co Licensed Product is being Developed for the Genzyme Territory, (c) no Global Development Plan or Genzyme Territory Development Plan is in effect for any Co-Co Licensed Product, provided that if Genzyme provides Alnylam with a good faith Genzyme Territory Development Plan pursuant to Section 2.2.3 (Genzyme Territory Development Plan) during the termination notice period set forth below in this Section 12.2.4, then the condition set forth in this clause (c) shall be deemed not satisfied at such time and the applicable termination notice shall be deemed not to have effect, and (d) the absence of Development in the Genzyme Territory or a good faith Genzyme Territory Development Plan is not the result of a breach by the Party seeking to terminate these Co-Co License Terms of its obligations under Section 2.4 (Diligence). In order to terminate these Co-Co License Terms pursuant to this Section 12.2.4, the terminating Party must provide at least six (6) months’ prior written notice to the other Party referencing this Section 12.2.4 and specifying a termination date on or after [***], provided that, with respect to any such termination by Alnylam, such notice must also include an update regarding the current status of Alnylam’s Development activities with respect to Co-Co Licensed Products.

12.3. Effect of Termination.

12.3.1. Effects of Termination by Genzyme for Cause. Without limiting any other legal or equitable remedies that either Party may have, if these Co-Co License Terms are terminated by Genzyme with respect to any particular Co-Co Licensed Product pursuant to Section 12.2.2 (Termination for Cause), then:

(a) these Co-Co License Terms shall continue to survive in all respects with respect to all Co-Co Licensed Products other than the terminated Co-Co Licensed Product;

(b) all license grants in these Co-Co License Terms with respect to the terminated Co-Co Licensed Product from either Party to the other shall immediately terminate;

(c) the Back-Up Option shall terminate with respect to all Back-Up Products for the terminated Co-Co Licensed Product; provided, however, that such Back-Up Products shall, as of such date, be considered Option Products for the purposes of the Master Agreement, and the Options granted under the Master Agreement to siRNA that targets the same gene as the terminated Co-Co Licensed Product shall again apply in accordance with the terms and conditions set forth in the Master Agreement;

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CO-CO LICENSE TERMS

(d) Genzyme shall as promptly as practicable transfer to Alnylam or Alnylam’s designee (i) possession and ownership of all Regulatory Approvals and pricing and reimbursement approvals relating to the Development, Manufacture or Commercialization of the terminated Co-Co Licensed Product, and (ii) copies of all non-clinical and clinical data and material regulatory correspondence relating to the terminated Co-Co Licensed Product, provided that Alnylam shall reimburse Genzyme for any reasonable out-of-pocket expenses incurred by Genzyme in connection with such transfer;

(e) Genzyme will assign and transfer to Alnylam all rights, title and interests in and to any Alnylam Product-Specific Patents that relate solely to the terminated Co-Co Licensed Product that were assigned to Genzyme pursuant to Section 11.3.6 (Assignment of Alnylam Product-Specific Patents to Genzyme), provided that Alnylam shall reimburse Genzyme for any reasonable out-of-pocket expenses incurred by Genzyme in connection with such assignment and transfer. In such event, Genzyme will execute and deliver a patent assignment relating to such Alnylam Product-Specific Patents in the same form used to assign such Patent Rights to Genzyme; and

(f) each Party shall promptly pay any amounts owed to the other Party as of the effective date of such termination.

12.3.2. Effects of Termination by Alnylam for Cause or by Genzyme for Convenience. Without limiting any other legal or equitable remedies that either Party may have, if these Co-Co License Terms are terminated with respect to any particular Co-Co Licensed Product by Genzyme pursuant to Section 12.2.1 (Termination for Convenience) or by Alnylam under Section 12.2.2 (Termination for Cause) or Section 12.2.3 (Challenges of Patent Rights), then:

(a) these Co-Co License Terms shall continue to survive in all respects with respect to all Co-Co Licensed Products other than the terminated Co-Co Licensed Product;

(b) all licenses granted by Alnylam to Genzyme in these Co-Co License Terms with respect to the terminated Co-Co Licensed Product shall immediately terminate;

(c) the Back-Up Option shall terminate with respect to all Back-Up Products for the terminated Co-Co Licensed Product and such Back-Up Products shall be treated as Option Products for which Genzyme has not exercised an Option for purposes of Section 3.5 of the Master Agreement;

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CO-CO LICENSE TERMS

(d) Genzyme will assign and transfer to Alnylam, all rights, title and interests in and to any Alnylam Product Specific Patents that relate solely to the terminated Co-Co Licensed Product that were assigned to Genzyme pursuant to Section 11.3.6 (Assignment of Alnylam Product-Specific Patents to Genzyme). In such event, Genzyme will execute and deliver a patent assignment relating to such Alnylam Product-Specific Patents in the same form used to assign such Patent Rights to Genzyme;

(e) Genzyme will grant to Alnylam, effective upon the effective date of termination and subject to the provisions of any applicable Genzyme In-License, a non-transferable, sublicensable (on terms consistent with Section 7.2.4 (Sublicensing Terms)), worldwide, non-exclusive, royalty-free license under any Genzyme Collaboration IP and Genzyme Patent Rights that Cover the terminated Co-Co Licensed Product, in the form that such terminated Co-Co Licensed Product exists on the effective date of termination (the “Reverted Co-Co Licensed Product”), solely to the extent necessary to Develop and Commercialize the Reverted Co-Co Licensed Product in the Field in the Genzyme Territory. Notwithstanding the foregoing, if (i) any Patent Rights that Cover the Reverted Co-Co Licensed Product are Controlled by Genzyme pursuant to a Genzyme In-License and (ii) such Genzyme In-License cannot be assigned to Alnylam or does not relate exclusively to the Reverted Co-Co Licensed Product, Genzyme shall promptly disclose any payment obligations under such Genzyme In-License to Alnylam and such Genzyme Patent Rights shall be subject to the license granted in this Section 12.3.2(e) only if Alnylam agrees in writing to (A) reimburse Genzyme for one hundred percent (100%) of any amounts that become payable under such Genzyme In-License as a result of Alnylam’s exercise of the license granted in this Section 12.3.2(e), (B) comply with all applicable terms and conditions of such Genzyme In-License and (C) perform and take such actions as may be required to allow Genzyme to comply with its obligations under such Genzyme In-License.

(f) The license grants to Alnylam in Section 7.2 (License Grants to Alnylam) shall survive and shall be expanded to include the Genzyme Territory with respect to the Reverted Co-Co Licensed Product.

(g) Genzyme shall as promptly as practicable transfer to Alnylam or Alnylam’s designee (i) possession and ownership of all governmental or regulatory correspondence, conversation logs, filings and approvals (including all Regulatory Approvals and pricing and reimbursement approvals) solely relating to the Development, Manufacture or Commercialization of the Reverted Co-Co Licensed Product, (ii) copies of all data, reports, records and materials, and other sales and marketing related information in Genzyme’s possession or Control, to the extent that such data, reports, records, materials or other information relate to the Development, Manufacture or Commercialization of the Reverted Co-Co Licensed Product, including all non-clinical and clinical data relating to the Reverted Co-Co Licensed Product, and customer lists and customer contact information and all adverse event data relating to the Reverted Co-Co Licensed Product in Genzyme’s possession or Control, provided that for a period of [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

months after the effective date of termination with respect to such Reverted Co-Co Licensed Product, Genzyme shall use Commercially Reasonable Efforts to obtain for Alnylam the right to access all such data, reports, records, materials, and other sales and marketing related information related to the Reverted Co-Co Licensed Product, and (iii) all records and materials in Genzyme’s possession or Control containing Confidential Information of Alnylam solely relating to the Reverted Co-Co Licensed Product. In addition, Genzyme shall appoint Alnylam as Genzyme’s and/or Genzyme’s Related Parties’ agent for all matters related to the Reverted Co-Co Licensed Product involving Regulatory Authorities in the Genzyme Territory until all Regulatory Approvals and other regulatory filings have been transferred to Alnylam or its designee.

(h) If the effective date of termination is after First Commercial Sale of the Reverted Co-Co Licensed Product, then Genzyme shall appoint Alnylam as its exclusive distributor of the Reverted Co-Co Licensed Product in the Genzyme Territory and grant Alnylam the right to appoint sub-distributors, until such time as all Regulatory Approvals in the Genzyme Territory have been transferred to Alnylam or its designee.

(i) If Genzyme or its Related Parties are Manufacturing finished product with respect to the Reverted Co-Co Licensed Product on the effective date of termination, at Alnylam’s option, Genzyme or its Related Parties shall supply such finished product to Alnylam in the Genzyme Territory on terms no less favorable than those on which Genzyme supplied such finished product prior to such termination to its most favored distributor in the Genzyme Territory, until the earlier of (i) such time as all Regulatory Approvals in the Genzyme Territory solely related to the Reverted Co-Co Licensed Product have been transferred to Alnylam or its designee, Alnylam has obtained all necessary manufacturing approvals and Alnylam has procured or developed its own source of such finished product supply or (ii) [***] months following the effective date of such termination.

(j) If Alnylam so requests, and to the extent permitted under Genzyme’s obligations to Third Parties on the effective date of termination, Genzyme shall transfer to Alnylam any Third Party agreements relating solely and exclusively to the Development, Manufacture or Commercialization of the Reverted Co-Co Licensed Product to which Genzyme is a party (including any Genzyme In-License), subject to any required consents of such Third Party, which Genzyme shall use Commercially Reasonable Efforts to obtain promptly.

(k) Genzyme shall promptly transfer and assign to Alnylam all of Genzyme’s and its Affiliates’ rights, title and interests in and to the Genzyme Trademark(s) (but not any Genzyme house marks or any trademark containing the word “Genzyme” owned by Genzyme and used for the Reverted Co-Co Licensed Product in the Field in the Genzyme Territory) owned by Genzyme and used solely and exclusively for the Reverted Co-Co Licensed Product in the Field in the Genzyme Territory.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

(l) Genzyme shall transfer to Alnylam any inventory of the Reverted Co-Co Licensed Products Controlled by Genzyme or its Affiliates as of the termination date at the actual price paid by Genzyme for such supply.

(m) Genzyme shall provide any other assistance reasonably requested by Alnylam for the purpose of allowing Alnylam or its designee to proceed expeditiously with the Development, Manufacture and Commercialization of the Reverted Co-Co Licensed Product in the Genzyme Territory, provided that Genzyme’s obligations under this clause (m) of Section 12.3.2 shall expire [***] months after the effective date of termination of such Reverted Co-Co Licensed Product.

(n) Genzyme shall execute all documents and take all such further actions as may be reasonably requested by Alnylam in order to give effect to the foregoing clauses.

12.3.3. Effects of Termination for Abandonment of Development. If these Co-Co License Terms are terminated in their entirety (i.e., with respect to all Co-Co Licensed Products) by either Party pursuant to Section 12.2.4 (Abandonment of Development), then the license granted to Alnylam under Section 7.2.2 (License to Improvement Manufacturing Patent Rights) shall survive and all other licenses granted in these Co-Co License Terms from either Party to the other shall immediately terminate and:

(a) the Back-Up Option shall terminate with respect to all Back-Up Products for the terminated Co-Co Licensed Products ;

(b) Genzyme shall as promptly as practicable transfer to Alnylam or Alnylam’s designee (i) possession and ownership of all Regulatory Approvals and pricing and reimbursement approvals relating to the Development, Manufacture or Commercialization of the terminated Co-Co Licensed Product, and (ii) copies of all non-clinical and clinical data and material regulatory correspondence relating to the terminated Co-Co Licensed Product;

(c) Genzyme will assign and transfer to Alnylam, all rights, title and interests in and to any Alnylam Product Specific Patents that relate solely to the terminated Co-Co Licensed Product that were assigned to Genzyme pursuant to Section 11.3.6 (Assignment of Alnylam Product-Specific Patents to Genzyme). In such event, Genzyme will execute and deliver a patent assignment relating to such Alnylam Product-Specific Patents in the same form used to assign such Patent Rights to Genzyme; and

(d) each Party shall promptly pay any amounts owed to the other Party as of the effective date of such termination.

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CO-CO LICENSE TERMS

12.4. Fundamental Breach of Alnylam’s Development Obligations. Without limiting Genzyme’s rights under Section 12.2.2 (Termination for Cause) with respect to other material breaches, in the event that Alnylam commits a Fundamental Breach of its Development obligations under Section 2.4.2 (Alnylam Diligence) with respect to any particular Co-Co Licensed Product, and Genzyme does not terminate these Co-Co License Terms in their entirety (i.e., with respect to all Co-Co Licensed Products) or with respect to such Co-Co Licensed Product for cause pursuant to Section 12.2.2 (Termination for Cause), then Genzyme may elect to receive the following remedies for such Fundamental Breach:

12.4.1. Genzyme’s obligation to pay development milestone fees under Section 8.1 (Development Milestone Fees) with respect to such Co-Co Licensed Product shall automatically terminate;

12.4.2. Genzyme will receive a credit, which Genzyme may offset against royalties and other amounts payable under these Co-Co License Terms due to Alnylam with respect to such Co-Co Licensed Product pursuant to Section 8 (Financial Terms for Genzyme Territory), in an amount equal to one hundred fifty percent (150%) of all costs and expenses (i) incurred by Genzyme to Develop such Co-Co Licensed Product for the Genzyme Territory that are in excess of the costs budgeted by Genzyme in connection with the Genzyme Territory Development Plan for such Co-Co Licensed Product in effect at the time of Alnylam’s Fundamental Breach of Section 2.4.2 (Alnylam Diligence) with respect to such Co-Co Licensed Product and (ii) are incurred by Genzyme as a direct consequence of Alnylam’s Fundamental Breach of Section 2.4.2 (Alnylam Diligence) with respect to such Co-Co Licensed Product;

12.4.3. Genzyme may, in its discretion, terminate any or all of the following provisions of these Co-Co License Terms (or any subsection thereof) with respect to such Co-Co Licensed Product: Section 3.1.4 (Meetings with Regulatory Authorities), Section 4.1.2 (Co-Co Territory), Section 4.2.1 (Co-Co Territory Commercialization Plan), Section 4.3 (Genzyme Territory Commercialization Plan), Section 4.4 (Advertising and Promotional Materials), Section 4.5 (Commercialization Reporting Obligations) and Section 5 (Collaboration Management); and

12.4.4. Without limiting Genzyme’s remedies under these Co-Co License Terms or otherwise with respect to breaches of Alnylam’s Development obligations under clause (a) of Section 2.4.2 (Alnylam Diligence) other than Fundamental Breaches, if Genzyme elects to receive the remedies set forth in this Section 12.4 with respect to a Fundamental Breach of its Development obligations under clause (a) of Section 2.4.2 (Alnylam Diligence) with respect to any Co-Co Licensed Product, such remedies shall be Genzyme’s sole and exclusive remedies with respect to such Fundamental Breach and Genzyme shall have no right to seek any further remedies or damages against Alnylam and its Affiliates with respect to such Fundamental Breach by Alnylam of clause (a) of Section 2.4.2 (Alnylam Diligence).

12.5. Effect of Expiration or Termination; Survival. Any expiration or termination of these Co-Co License Terms (a) shall not relieve the Parties of any obligation accruing prior to such expiration or termination and (b) shall be without prejudice to the rights of either Party against the other accrued or accruing under these Co-Co License Terms prior to expiration or termination, including the obligation to pay royalties for any Co-Co Licensed Product sold prior to such expiration or termination. The following provisions shall survive any expiration or

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CO-CO LICENSE TERMS

termination of these Co-Co License Terms in their entirety (i.e., with respect to all Co-Co Licensed Products) and, if these Co-Co License Terms expire or are terminated with respect to any particular Co-Co Licensed Product, shall survive with respect to such Co-Co Licensed Product: (a) Sections 1 (Definitions), 9 (Financial Terms for Co-Co Territory), 10.3 (Warranty Disclaimer), 11.1 (Inventorship), 11.2 (Ownership), 12.3 (Effect of Termination), 12.5 (Effect of Termination or Expiration; Survival), Section 13 (Performance by Affiliates) of these Co-Co License Terms and (b) Sections 1 (Definitions), 7 (Confidentiality and Publication), 10 (Indemnification; Limitation of Liability; Insurance), 12 (Term and Termination) and 13 (Miscellaneous) of the Master Agreement. Section 8.2.6 (Royalty Floor) shall survive any termination or expiration of these Co-Co License Terms with respect to any Co-Co Licensed Product for royalties accruing prior to such termination or expiration. Section 9 of the Master Agreement (Royalty Reports; Payments; Audit) will survive for so long as any royalties are due under these Co-Co License Terms plus three (3) years. Except as otherwise set forth in this Section 12 or elsewhere in these Co-Co License Terms, upon termination or expiration of these Co-Co License Terms in their entirety, all rights and obligations of the Parties under these Co-Co License Terms shall cease, but, for clarity, expiration or termination of these Co-Co License Terms in their entirety (i.e., with respect to all Co-Co Licensed Products) shall not result in the termination or expiration of the Master Agreement or any other License Terms. Upon termination or expiration of these Co-Co License Terms with respect to any particular Co-Co Licensed Product, all rights and obligations of the Parties under these Co-Co License Terms with respect to such Co-Co Licensed Product shall cease except as otherwise set forth in this Section 12 or elsewhere in these Co-Co License Terms, but, for clarity, such termination or expiration shall not affect the Parties’ rights and obligations under these Co-Co License Terms with respect to the other Co-Co Licensed Product.

13. PERFORMANCE BY AFFILIATES

13.1. Use of Affiliates. Each Party acknowledges and accepts that the other Party may exercise its rights and perform its obligations under these Co-Co License Terms either directly or through one or more of its Affiliates. A Party’s Affiliates will have the benefit of all rights (including all licenses) of such Party under these Co-Co License Terms. Accordingly, in these Co-Co License Terms “Genzyme” will be interpreted to mean “Genzyme and/or its Affiliates” and “Alnylam” will be interpreted to mean “Alnylam and/or its Affiliates” where necessary to give each Party’s Affiliates the benefit of the rights provided to such Party in these Co-Co License Terms; provided, however, that in any event each Party will remain responsible for the acts and omissions, including financial liabilities, of its Affiliates.

13.2. Future Acquisition of a Party or its Business. [***]

13.3. Acquired Programs.

13.3.1. [***]

13.3.2. [***]

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CO-CO LICENSE TERMS

13.3.3. For clarity, upon the closing of the acquisition of the stock and/or assets of Sirna Therapeutics, Inc. by Alnylam from Merck Sharpe & Dohme Corp., all relevant acquired intellectual property rights acquired in such transaction that may be Controlled by Alnylam (without any further action by Alnylam or Sirna Therapeutics, Inc.) shall become Controlled by Alnylam for the purposes of these Co-Co License Terms.

[THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

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CO-CO LICENSE TERMS

Schedule 1.2.14-1

ALNYLAM CORE TECHNOLOGY PATENTS FOR ALN-TTRsc

See attached.

[***]

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CO-CO LICENSE TERMS

Schedule 1.2.19-1

ALNYLAM PRODUCT-SPECIFIC PATENTS FOR ALN-TTRsc

See attached.

[***]

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CO-CO LICENSE TERMS

Schedule 2.2.2.1-1

GLOBAL DEVELOPMENT STRATEGY FOR ALN-TTRsc

(To be attached when developed pursuant to Section 2.2.2.1.)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

Schedule 2.2.2-1

GLOBAL DEVELOPMENT PLAN FOR ALN-TTRsc

(To be attached when developed pursuant to Section 2.2.2.)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

Schedule 2.2.3-1

GENZYME TERRITORY DEVELOPMENT PLAN FOR ALN-TTRsc

(To be attached when developed pursuant to Section 2.2.3.)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-CO LICENSE TERMS

Schedule 2.7

TTRSC/02 ARBITRATION CRITERIA

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

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CO-CO LICENSE TERMS

Schedule 4.2-1

CO-CO TERRITORY COMMERCIALIZATION PLAN FOR ALN-TTRsc

(To be attached when developed pursuant to Section 4.2.)

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CO-CO LICENSE TERMS

Schedule 10.1-1

DISCLOSURE SCHEDULE

See attached.

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CO-CO LICENSE TERMS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted.

[***]

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CO-CO LICENSE TERMS

Schedule 10.1.12

(A) EXISTING ALNYLAM IN-LICENSES

(To be attached)

(B) ADDITIONAL ALNYLAM IN-LICENSES

(To be attached)

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CO-CO LICENSE TERMS

Schedule 10.4.1.4

EXCEPTIONS TO EXCLUSIVITY

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

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